As filed with the Securities and Exchange Commission on January 23, 1996 Registration Nos. 33-7647 and 811-4782



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                ----------------
                                   FORM N-1A



            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                        POST-EFFECTIVE AMENDMENT NO. 35

                                      and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 36


                                 Republic Funds
               (Exact Name of Registrant as Specified in Charter)

                6 St. James Avenue, Boston, Massachusetts 02116
                    (Address of Principal Executive Offices)


              Registrant's Telephone Number, including Area Code:
                                 (617) 423-0800

                               Philip W. Coolidge
             6 St. James Avenue, Boston, Massachusetts 02116
                    (Name and Address of Agent for Service)

                                    Copy to:

                             Allan S. Mostoff, Esq.
       Dechert Price & Rhoads, 1500 K Street, N.W., Washington, DC 20005

It is proposed that this filing will become effective (check appropriate box)



[ ] Immediately upon filing pursuant to paragraph (b)
[X] on January 26, 1996 pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(i)
[ ] on (date) pursuant to paragraph (a)(i)
[ ] 75 days after filing pursuant to paragraph (a)(ii)
[ ] on (date) pursuant to paragraph (a)(ii) of rule 485.



If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.



         The Registrant has previously registered an indefinite number of its shares under the Securities Act of 1933, as amended, pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. The Registrant has filed Rule 24f-2 notices with respect to its series as follows: Republic U.S. Government Money Market Fund (for its fiscal year ended September 30, 1995) on November 15, 1995; Republic New York Tax Free Money Market Fund, Republic New York Tax Free Bond Fund, Republic Equity Fund, Republic Fixed Income Fund and Republic International Equity Fund (for their fiscal years ended October 31,
1995) on December 28, 1995.

         Republic Portfolios has also executed this Registration Statement.

CROSS REFERENCE SHEET REQUIRED BY RULE 495 UNDER THE SECURITIES ACT
OF 1933


PART A; INFORMATION REQUIRED IN PROSPECTUS

ITEM NUMBER                                   PROSPECTUS CAPTION

Item 1.           Cover Page                  Cover Page

Item 2.           Synopsis                    Highlights

Item 3.           Condensed Financial         Fee Table
                  Information

Item 4.           General Description of      Investment Objective
                  Registrant                    and Policies; Additional
                                              Risk Factors and Policies

Item 5.           Management of the Fund      Management of the Fund

Item 5A.          Management's Discussion     Not Applicable
                  of Fund Performance

Item 6.           Capital Stock and Other     Dividends and
                  Securities                   Distributions; Tax Matters;
                                               Description of
                                               Shares, Voting Rights and
                                               Liabilities

Item 7.           Purchase of Securities      Purchase of Shares;
                  Being Offered               Determination of Net
                                               Asset Value

Item 8.           Redemption or Repurchase    Redemption of Shares

Item 9.           Legal Proceedings            Not Applicable

PART B; INFORMATION REQUIRED IN STATEMENT OF ADDITIONAL INFORMATION

                                                  Statement of Additional
ITEM NUMBER                                       INFORMATION CAPTION

Item 10.          Cover Page                      Cover Page

Item 11.          Table of Contents               Table of Contents

Item 12.          General Information and         Not Applicable
                  History

Item 13.          Investment Objectives and       Investment Objective,
                  Policies                         Policies and Restrictions

Item 14.          Management of the Registrant    Management of the Fund;
                                                   Management of the Trust

Item 15.          Control Persons and             Other Information
                  Principal Holders of
                  Securities

Item 16.          Investment Advisory and         Management of the Fund;
                  Other Services                   Management of the Trust

Item 17.          Brokerage Allocation            Portfolio Transactions

Item 18.          Capital Stock and Other         Other Information
                  Securities

Item 19.          Purchase, Redemption and        Prospectus - Purchase of
                  Pricing of Securities Being      Shares; Prospectus -
                  Offered                          Redemption of Shares;
                                                   Prospectus - Determination
                                                   of Net Asset Value

Item 20.          Tax Status                      Taxation

Item 21.          Underwriters                    Management of the Fund -
                                                   Distributor and Sponsor;
                                                   Management of the Trust

Item 22.          Calculation of Performance      Performance Information
                  Data

Item 23.          Financial Statements            Not Applicable



PART C

         Information required to be included in Part C is set forth under the appropriate items, so numbered, in Part C of this Registration Statement.

REPUBLIC U.S. GOVERNMENT MONEY MARKET FUND
SIX ST. JAMES AVENUE, BOSTON, MASSACHUSETTS 02116
--------------------------------------------------------------------------------
ACCOUNT AND GENERAL INFORMATION: (800) 782-8183 (TOLL FREE)


    Republic U.S. Government Money Market Fund (the "Fund") is a separate series (portfolio) of the Republic Funds (the "Trust"), an open-end management investment company which currently consists of six funds, each of which has different and distinct investment objectives and policies. Shares of the Fund are being offered by this Prospectus. Republic National Bank of New York ("Republic" or the "Adviser") continuously manages the investment portfolio of the Fund.


    The investment objective of the Fund is to provide shareholders of the Fund with liquidity and as high a level of current income as is consistent with the preservation of capital. The Fund is a type of mutual fund commonly referred to as a "money market fund". The Trust seeks to achieve the investment objective of the Fund by investing the assets of the Fund in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities with maturities of 397 days or less, and repurchase agreements. There can be no assurance that the investment objective of the Fund will be achieved.

    AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, REPUBLIC OR ANY OTHER BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED. THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

    Shares of the Fund are continuously offered for sale at net asset value with no sales charge by Signature Broker-Dealer Services, Inc. ("Signature" or the "Distributor") (i) directly to the public, (ii) to customers of a financial institution, such as a federal or state-chartered bank, trust company or savings and loan association that has entered into a shareholder servicing agreement with the Trust (collectively, "Shareholder Servicing Agents"), and (iii) to customers of a securities broker that has entered into a dealer agreement with the Distributor.

    AN INVESTOR WHO IS NOT PURCHASING DIRECTLY FROM THE DISTRIBUTOR SHOULD OBTAIN FROM HIS SECURITIES BROKER OR SHAREHOLDER SERVICING AGENT, AND SHOULD READ IN CONJUNCTION WITH THIS PROSPECTUS, THE MATERIALS PROVIDED BY THE SECURITIES BROKER OR SHAREHOLDER SERVICING AGENT DESCRIBING THE PROCEDURES UNDER WHICH SHARES OF THE FUND MAY BE PURCHASED AND REDEEMED THROUGH SUCH SECURITIES BROKER OR SHAREHOLDER SERVICING AGENT.


    This Prospectus sets forth concisely the information concerning the Fund that a prospective investor ought to know before investing. The Trust has filed with the Securities and Exchange Commission a Statement of Additional Information, dated January 26, 1996, with respect to the Fund, containing additional and more detailed information about the Fund (see page 20) and is hereby incorporated by reference into this Prospectus. An investor may obtain a copy of this Statement of Additional Information without charge by contacting the Distributor or his Shareholder Servicing Agent (see back cover for addresses and phone numbers).

                             --------------------
  Investors should read this Prospectus and retain it for future reference.
                             --------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES   AND
EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
    SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
      PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.  ANY
            REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

               THE DATE OF THIS PROSPECTUS IS JANUARY 26, 1996

                                  HIGHLIGHTS


THE FUND                                                                PAGE 1
    Republic U.S. Government Money Market Fund (the "Fund") is a separate series (portfolio) of the Republic Funds (the "Trust"), a Massachusetts business trust organized on April 22, 1987, which currently consists of six funds, each of which has different and distinct investment objectives and policies.


INVESTMENT OBJECTIVE AND POLICIES                                       PAGE 6
    The investment objective of the Fund is to provide shareholders of the Fund with liquidity and as high a level of current income as is consistent with the preservation of capital. The Trust seeks to achieve the investment objective of the Fund by investing the assets of the Fund in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements with respect to such obligations. There can be no assurance that the investment objective of the Fund will be achieved.

MANAGEMENT OF THE TRUST                                                 PAGE 7
    Republic National Bank of New York ("Republic" or the "Adviser") acts as investment adviser to the Fund. For its services, the Adviser receives from the Fund a fee at the annual rate of 0.20% of the Fund's average daily net assets.

    Signature Broker-Dealer Services, Inc. ("Signature" or the "Sponsor") acts as administrator and sponsor of the Fund. The Sponsor provides certain management and administrative services to the Fund for which it receives from the Fund a fee at the annual rate of 0.20% of the Fund's average daily net assets.

    The Trust has also retained Signature (the "Distributor") to distribute shares of the Fund pursuant to a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), under which the Distributor is reimbursed from the Fund (in amounts up to 0.25% of the Fund's average daily net assets) for marketing costs and payments to other organizations for services rendered in distributing the Fund's shares. See "Management of the Trust".

PURCHASES AND REDEMPTIONS PAGES                                      11 AND 14
    The Fund is a type of mutual fund commonly referred to as a "money market fund". The net asset value of each of the Fund's shares is expected to remain constant at $1.00, although this cannot be assured. See "Determination of Net Asset Value" and "Dividends and Distributions".

SHARES OF THE FUND ARE CONTINUOUSLY OFFERED FOR SALE BY THE DISTRIBUTOR AT NET ASSET VALUE (NORMALLY $1.00 PER SHARE) WITH NO SALES CHARGE (I) DIRECTLY TO THE PUBLIC, (II) TO CUSTOMERS OF A FINANCIAL INSTITUTION, SUCH AS A FEDERAL OR STATE-CHARTERED BANK, TRUST COMPANY OR SAVINGS AND LOAN ASSOCIATION THAT HAS ENTERED INTO A SHAREHOLDER SERVICING AGREEMENT WITH THE TRUST (COLLECTIVELY, "SHAREHOLDER SERVICING AGENTS"), AND (III) TO CUSTOMERS OF A SECURITIES BROKER THAT HAS ENTERED INTO A DEALER AGREEMENT WITH THE DISTRIBUTOR. FOR INVESTORS WHO PURCHASE FUND SHARES DIRECTLY FROM THE DISTRIBUTOR, THE MINIMUM INITIAL INVESTMENT IS $1,000 AND THE MINIMUM SUBSEQUENT INVESTMENT IS $100. THE TRUST OFFERS TO BUY BACK (REDEEM) SHARES OF THE FUND FROM ITS SHAREHOLDERS AT ANY TIME AT NET ASSET VALUE. SEE "PURCHASE OF SHARES" AND "REDEMPTION OF SHARES".

DIVIDENDS AND DISTRIBUTIONS                                            PAGE 16
    The Trust declares all the Fund's net investment income daily as a dividend to Fund shareholders and distributes all such dividends monthly. Any net realized capital gains are distributed at least annually. See "Dividends and Distributions" .

                                  FEE TABLE
    The following table provides (i) a summary of expenses relating to purchases and sales of shares of the Fund, and the aggregate annual operating expenses of the Fund, as a percentage of average net assets of the Fund during the Fund's last completed fiscal year, and (ii) an example illustrating the dollar cost of such expenses on a $1,000 investment in the Fund. Historical information in the expense table regarding investment advisory and administrative services fees has been restated to reflect expected fee waivers for the current fiscal year.

  Shareholder Transaction Expenses ...............................           0%
  Annual Fund Operating Expenses
      Investment Advisory Fee after waiver* ......................        0.10%
      Distribution Fees (Rule 12b-1 fees) ........................        0.09%
      Other Expenses after waiver**  .............................        0.39%
                                                                          -----
      -- Shareholder Servicing Fee  ........................  0.09%
      -- Administrative Services Fee after waiver** ........  0.12%
      -- Other Operating Expenses ..........................  0.18%
  Total Fund Operating Expenses after expense limitation and
    fee waivers*** ...............................................        0.58%
                                                                          ====
----------
  *Investment Advisory Fee is shown net of expected waiver for the current fiscal year. Without such waiver, such fee would be equal on an annual basis to 0.20% of the Fund's average net assets.
 **Other Expenses and the Administrative Services Fee are shown net of expected fee waiver for the current fiscal year. Without such waiver, the Administrative Services Fee and Other Expenses would be equal on an annual basis to 0.20% and 0.47%, respectively, of the Fund's average net assets.
***Total Fund Operating Expenses are shown net of a voluntary expense limitation and expected fee waivers. Without such voluntary expense limitation and expected fee waivers, the Total Fund Operating Expenses would be equal on an annual basis to 0.78% of the Fund's average net assets. There can be no assurance that expenses will be reimbursed or waived in the future.


EXAMPLE
    A shareholder of the Fund would pay the following expenses on a $1,000 investment in the Fund, assuming (1) 5% annual return and (2) redemption at the end of:

       1 year ....................................................          $ 6
       3 years ...................................................          $19
       5 years ...................................................          $32
      10 years ...................................................          $73

The purpose of the expense table provided above is to assist investors in understanding the various costs and expenses that a shareholder will bear directly or indirectly.


    The fees paid from the Fund to each Shareholder Servicing Agent are determined by a formula based upon the number of accounts serviced by such Shareholder Servicing Agent during the period for which payment is being made, the level of activity in such accounts during such period, and the expenses incurred by such Shareholder Servicing Agent. Similarly, the fee from the Fund to the Distributor is in anticipation of, or as reimbursement for, expenses incurred by the Distributor in connection with the sale of shares of the Fund. The aggregate fees paid to the Shareholder Servicing Agent pursuant to the Administrative Services Plan and to the Distributor pursuant to the Distribution Plan may not exceed 0.25% of the average daily net assets of the Fund and are expected to be limited to an amount such that the aggregate fees paid pursuant to the Administrative Services Plan and the Distribution Plan do not exceed 0.20% of such assets.

    Some Shareholder Servicing Agents and securities brokers may impose certain conditions on their customers, subject to the terms of this Prospectus, in addition to or different from those imposed by the Trust, such as requiring a minimum initial investment or charging their customers a direct fee for their services. The effect of any such fees will be to reduce the net return on the investment of customers of that Shareholder Servicing Agent or securities broker. Each Shareholder Servicing Agent and securities broker has agreed to transmit to shareholders who are its customers appropriate written disclosure of any transaction fees that it may charge them directly at least 30 days before the imposition of any such charge.


    More complete descriptions of the following expenses are set forth on the following pages: (i) investment advisory fee - page 7, (ii) distribution fee page 8, (iii) administrative services fee - page 9, and (iv) shareholder servicing agent fee - page 9.


    THE EXAMPLE SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE FUND; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


                             FINANCIAL HIGHLIGHTS
    The financial data shown below is to assist investors in evaluating the performance of the Fund since commencement of operations through September 30, 1995. The information for the years ended September 30, 1995, 1994, 1993 and 1992 in the following schedule has been audited by Ernst & Young LLP, independent auditors, whose report on the Fund's financial statements is incorporated by reference into the Statement of Additional Information from the Fund's Annual Report dated September 30, 1995. The Annual Report may be obtained without charge upon request. This information should be read in conjunction with the financial statements. The information for the fiscal year ended September 30, 1991 and for the fiscal period ended September 30, 1990 has been audited by other auditors who have expressed an unqualified opinion thereon.


    Republic became the Fund's investment adviser effective October 14, 1994. Prior to that time, Republic Asset Management Corporation, an affiliate of Republic, served as the Fund's adviser. Prior to September 1, 1993, M.D. Hirsch Investment Management, Inc., also an affiliate of Republic, was the Fund's investment adviser. Prior to February 1, 1991, Republic was the Fund's investment adviser.

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

REPUBLIC U.S. GOVERNMENT
MONEY MARKET FUND
FINANCIAL HIGHLIGHTS

                                                                                                     FOR THE PERIOD
                                                                                                       MAY 3, 1990
                                                                                                      (COMMENCEMENT
                                             YEARS ENDED SEPTEMBER 30,                              OF OPERATIONS) TO
                      --------------------------------------------------------------------------       SEPTEMBER 30,
                         1995           1994             1993            1992            1991              1990
                      ----------      ----------      ----------      ----------      ----------    -----------------
Net asset value,
  beginning of
  period .........    $ 1.000000      $ 1.000000      $ 1.000000      $ 1.000000      $ 1.000000        $ 1.000000
                      ----------      ----------      ----------      ----------      ----------        ----------
Income from
  investment
  operations:
  Net investment
    income* ......      0.051501        0.034570        0.026678        0.037513        0.061880          0.031846
                      ----------      ----------      ----------      ----------      ----------        ----------
    Total from
      investment
      operations .      0.051501        0.034570        0.026678        0.037513        0.061880          0.031846
                      ----------      ----------      ----------      ----------      ----------        ----------
Less distributions:
  Dividends to
    shareholders from
    net investment
    income .......     (0.051501)      (0.034570)      (0.026678)      (0.037513)      (0.061880)        (0.031846)
                      ----------      ----------      ----------      ----------      ----------        ----------
    Total
     distributions     (0.051501)      (0.034570)      (0.026678)      (0.037513)      (0.061880)        (0.031846)
                      ----------      ----------      ----------      ----------      ----------        ----------
Net asset value,
 end of period ...    $ 1.000000      $ 1.000000      $ 1.000000      $ 1.000000      $ 1.000000        $ 1.000000
                      ==========      ==========      ==========      ==========      ==========        ==========
Total return .....          5.27%           3.51%           2.70%           3.82%           6.36%             8.03%**
                            ====            ====            ====            ====            ====              ====
Ratios/supplemental data:
  Net assets, end of
    period (in
    000's)              $113,218        $100,443         $73,284         $46,499         $55,795           $36,017
Ratio of expenses
  to average net
  assets* ........          0.58%           0.24%           0.56%           0.70%           0.70%             0.57%**
Ratio of net
  investment income
  to average net
  assets* ........          5.17%           3.50%           2.66%           3.76%           5.96%             7.65%**

---------------------------------------------------------------------------------------------------------------------
* Reflects a voluntary expense limitation and waivers of fees by affiliated parties of the Fund. If this limitation and waivers had not been in effect, the annualized ratios of net investment income and expenses to average net assets for the years ended September 30, 1995, 1994, 1993, 1992 and 1991 and for the period ended September 30, 1990 would have been 4.97% and 0.78%, 3.08% and 0.67%, 2.28% and 0.93%, 3.54% and 0.91%, 5.68% and 0.98%, and 7.25% and
  0.98%, respectively.
**Annualized.

                      INVESTMENT OBJECTIVE AND POLICIES
INVESTMENT OBJECTIVE
    The investment objective of the Fund is to provide shareholders of the Fund with liquidity and as high a level of current income as is consistent with the preservation of capital. There can be no assurance that the investment objective of the Fund will be achieved. The investment objective of the Fund may be changed without approval by the Fund's shareholders. If there is a change in the investment objective of the Fund, shareholders should consider whether the Fund remains an appropriate investment in light of their then-current financial position and needs.

INVESTMENT POLICIES
    The Trust seeks to achieve the investment objective of the Fund by investing at least 65% of the assets of the Fund in debt obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and commitments to purchase such obligations. All investments on behalf of the Fund (i.e., 100% of the Fund's investments) mature or are deemed to mature within 397 days from the date of acquisition and the average maturity of the investments held in the Fund's portfolio (on a dollar-weighted basis) is 90 days or less. The Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities which are subject to repurchase agreements with recognized securities dealers and banks.

U.S. GOVERNMENT SECURITIES
    The Fund invests in obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. These include issues of the U.S. Treasury, such as bills, notes and bonds, and issues of agencies and instrumentalities established under the authority of an Act of Congress. Some of the latter category of obligations are supported by the "full faith and credit" of the United States, others are supported by the right of the issuer to borrow from the U.S. Treasury, and still others are supported only by the credit of the agency or instrumentality. Examples of each of the three types of obligations described in the preceding sentence are (i) obligations guaranteed by the Export-Import Bank of the United States, (ii) obligations of the Federal National Mortgage Association, and (iii) obligations of the Student Loan Marketing Association, respectively.

REPURCHASE AGREEMENTS
    A repurchase agreement arises when a buyer purchases an obligation and simultaneously agrees with the vendor to resell the obligation to the vendor at an agreed-upon price and time, which is usually not more than seven days from the date of purchase. The resale price of a repurchase agreement is greater than the purchase price, reflecting an agreed-upon market rate which is effective for the period of time the buyer's funds are invested in the obligation and which is not related to the coupon rate on the purchased obligation. Obligations serving as collateral for each repurchase agreement are delivered to the Fund's custodian bank either physically or in book entry form and the collateral is marked to the market daily to ensure that each repurchase agreement is fully collateralized at all times. A buyer of a repurchase agreement runs a risk of loss if, at the time of default by the issuer, the value of the collateral securing the agreement is less than the price paid for the repurchase agreement. If the vendor of a repurchase agreement becomes bankrupt, the Trust might be delayed, or may incur costs or possible losses of principal and income, in selling the collateral on behalf of the Fund. The Trust may enter into repurchase agreements on behalf of the Fund only with a vendor which is a member bank of the Federal Reserve System or which is a "primary dealer" (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The restrictions and procedures described above which govern the investment of the Fund's assets in repurchase obligations are designed to minimize the Fund's risk of losses from those investments. Repurchase agreements are considered collateralized loans under the 1940 Act.

    The investment policies of the Fund as described above may be changed by the Board of Trustees of the Trust without approval by the shareholders of the Fund. The Statement of Additional Information includes a further discussion of investment policies and a listing of the specific investment restrictions which govern the investment policies of the Fund, including a restriction that not more than 10% of the Fund's net assets may be invested in securities that are not readily marketable, such as repurchase agreements maturing in more than seven days. Although the Trust currently does not borrow on behalf of the Fund for the purpose of leveraging, these restrictions permit the Trust to borrow money on behalf of the Fund for certain other purposes in amounts up to 33 1/3% of the Fund's net assets (although no securities will be purchased for the Fund at any time at which borrowings exceed five percent of the Fund's total assets taken at market value). These specific investment restrictions may not be changed without the approval of Fund shareholders. If a percentage restriction (other than a restriction as to borrowing) or a rating restriction on investment or utilization of assets is adhered to at the time an investment is made, or assets are so utilized, a later change in percentage resulting from changes in the value of the Fund's portfolio securities is not considered a violation of policy.

                           MANAGEMENT OF THE TRUST
    The business and affairs of the Fund are managed under the direction of the Board of Trustees of the Trust. The Trustees are Frederick C. Chen, Alan
S. Parsow, Larry M. Robbins and Michael Seely. Additional information about the Trustees, as well as the Trust's executive officers, may be found in the Statement of Additional Information under the caption "Management of the Trust -- Trustees and Officers".


THE ADVISER
    Republic National Bank of New York serves as investment adviser to the Fund. Prior to October 14, 1994 Republic Asset Management Corporation advised the Fund. The Adviser manages the investment and reinvestment of the assets of the Fund and continuously reviews, supervises and administers the Fund's investments pursuant to an Investment Advisory Contract (the "Investment Advisory Contract"). Subject to such policies as the Board of Trustees may determine, the Adviser places orders for the purchase and sale of the Fund's investments directly with brokers or dealers selected by it in its discretion. The Adviser does not place orders with the Distributor. For its services under the Investment Advisory Contract, the Adviser receives from the Fund a fee, payable monthly, at the annual rate of 0.20% of the Fund's average daily net assets.

    Republic is a wholly-owned subsidiary of Republic New York Corporation, a registered bank holding company. As of December 31, 1994, Republic was the 18th largest bank holding company in the United States measured by assets and the 17th largest commercial bank measured by shareholder equity. Republic or an affiliate of Republic serves as investment adviser to the other series of the Trust. Republic currently provides investment advisory services for individuals, trusts, estates and institutions.


    Republic and its affiliates deal, trade and invest for their own accounts in U.S. Government obligations and are dealers of various types of U.S. Government obligations. Republic and its affiliates may sell U.S. Government obligations to, and purchase them from, other investment companies sponsored by Signature. The Adviser does not invest any Fund assets in any U.S. Government obligation purchased from itself or any affiliate, although under certain circumstances such obligations may be purchased from other members of an underwriting syndicate in which Republic or an affiliate is a non-principal member. This restriction should not limit the amount or type of U.S. Government obligations available to be purchased for the Fund. The Adviser has informed the Trust that, in making its investment decisions, it does not obtain or use material inside information in the possession of any division or department of Republic or in the possession of any affiliate of Republic.

    Based upon the advice of counsel, Republic believes that the performance of investment advisory and other services for the Fund will not violate the Glass-Steagall Act or other applicable banking laws or regulations. However, future statutory or regulatory changes, as well as future judicial or administrative decisions and interpretations of present and future statutes and regulations, could prevent Republic from continuing to perform such services for the Fund. If Republic were prohibited from acting as investment adviser to the Fund, it is expected that the Board of Trustees would recommend to Fund shareholders approval of a new investment advisory agreement with another qualified investment adviser selected by the Board or that the Board would recommend other appropriate action. If Republic were prohibited from acting as a Shareholder Servicing Agent for the Fund, the Trust would seek alternative means of providing such services.

    Pursuant to a license agreement between the Trust and Republic dated October 6, 1994, the Trust may continue to use in its name "Republic" only if Republic does not request that the Trust change its name to eliminate all reference to "Republic" upon the expiration or earlier termination of any investment advisory agreement between the Trust and Republic.

THE DISTRIBUTOR AND SPONSOR
    Signature acts as sponsor and distributor to the Fund under a Distribution Contract. The Distributor may, out of its own resources, make payments to broker-dealers for their services in distributing Fund shares. Signature and its affiliates also serve as administrator and distributor of other investment companies. Signature is a wholly-owned subsidiary of Signature Financial Group, Inc.

    Pursuant to a Distribution Plan adopted by the Trust (the "Plan"), the Distributor is reimbursed from the Fund monthly (subject to a limit of 0.25% per annum of the Fund's average daily net assets) for costs and expenses incurred by the Distributor in connection with the distribution of Fund shares and for the provision of certain shareholder services with respect to Fund shares. Payments to the Distributor are for various types of activities, including: (1) payments to broker-dealers which advise shareholders regarding the purchase, sale or retention of Fund shares and which provide shareholders with personal services and account maintenance services ("service fees"), (2) payments to employees of the Distributor, and (3) printing and advertising expenses. Such payments by the Distributor to broker-dealers may be in amounts up to 0.25% per annum of the Fund's average daily net assets. It is currently intended that the aggregate fees paid to the Distributor pursuant to the Plan and to the Shareholder Servicing Agents pursuant to the Administrative Services Plan (see below) will not exceed 0.20% per annum of the Fund's average daily net assets. Salary expense of Signature personnel who are responsible for marketing shares of the various series of the Trust may be allocated to such series on the basis of average net assets; travel expense is allocated to, or divided among, the particular series for which it is incurred.


    Any payment by the Distributor or reimbursement of the Distributor from the Fund made pursuant to the Plan is contingent upon the Board of Trustees' approval. The Fund is not liable for distribution and shareholder servicing expenditures made by the Distributor in any given year in excess of the maximum amount (0.25% per annum of the Fund's average daily net assets) payable under the Plan in that year.

ADMINISTRATIVE SERVICES PLAN
    The Trust has adopted an Administrative Services Plan (the "Administrative Services Plan") with respect to the Fund which provides that the Trust may obtain the services of an administrator, a transfer agent, a custodian and one or more Shareholder Servicing Agents for the Fund, and may enter into agreements providing for the payment of fees for such services.


ADMINISTRATOR
    Pursuant to an Administrative Services Contract, Signature provides the Trust with general office facilities and supervises the overall administration of the Trust and the Fund, including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the independent contractors and agents of the Trust; the preparation and filing of all documents required for compliance by the Trust with applicable laws and regulations; and arranging for the maintenance of books and records of the Trust and the Fund. Signature provides persons satisfactory to the Board of Trustees of the Trust to serve as officers of the Trust. Such officers, as well as certain other employees and Trustees of the Trust, may be directors, officers or employees of Signature or its affiliates. For these services and facilities, Signature receives from the Fund fees payable monthly at an annual rate of 0.20% of the Fund's average daily net assets.

TRANSFER AGENT AND CUSTODIAN
    The Trust has entered into a Transfer Agency Agreement with Investors Bank & Trust Company ("IBT"), pursuant to which IBT acts as transfer agent for the Fund (the "Transfer Agent"). The Transfer Agent maintains an account for each shareholder of the Fund (unless such account is maintained by the shareholder's Shareholder Servicing Agent or securities broker), performs other transfer agency functions and acts as dividend disbursing agent for the Fund. Pursuant to a Custodian Agreement, IBT also acts as the custodian of the Fund's assets (the "Custodian"). The Custodian's responsibilities include safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on the Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, and calculating the daily net asset value of shares of the Fund. Securities held for the Fund may be deposited into the Federal Reserve-Treasury Department Book Entry System or the Depositary Trust Company. The Custodian does not determine the investment policies of the Fund or decide which securities will be purchased or sold for the Fund. Assets of the Fund may, however, be invested in securities of the Custodian and the Trust may deal with the Custodian as principal in securities transactions for the Fund. For its services, IBT receives such compensation as may from time to time be agreed upon by it and the Trust.


SHAREHOLDER SERVICING AGENTS
    The Trust has entered into a shareholder servicing agreement (a "Servicing Agreement") with each Shareholder Servicing Agent pursuant to which a Shareholder Servicing Agent, as agent for its customers, among other things: answers customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares of the Fund may be effected and certain other matters pertaining to the Fund; assists shareholders in designating and changing dividend options, account designations and addresses; provides necessary personnel and facilities to establish and maintain shareholder accounts and records; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem shares; verifies and guarantees shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnishes (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) monthly and year-end statements and confirmations of purchases and redemptions; transmits, on behalf of the Trust, proxy statements, annual reports, updated prospectuses and other communications from the Trust to the Fund's shareholders; receives, tabulates and transmits to the Trust proxies executed by shareholders with respect to meetings of shareholders of the Fund or the Trust; and provides such other related services as the Trust or a shareholder may request. For these services, each Shareholder Servicing Agent receives a fee from the Fund, which may be paid periodically, determined by a formula based upon the number of accounts serviced by such Shareholder Servicing Agent during the period for which payment is being made, the level of activity in accounts serviced by such Shareholder Servicing Agent during such period, and the expenses incurred by such Shareholder Servicing Agent. It is currently intended that the aggregate fees paid to the Distributor pursuant to the Plan and to Shareholder Servicing Agents pursuant to the Administrative Services Plan will not exceed 0.20% per annum of the Fund's average daily net assets. Republic may act as a Shareholder Servicing Agent.

    The Trust understands that some Shareholder Servicing Agents also may impose certain conditions on their customers, subject to the terms of this Prospectus, in addition to or different from those imposed by the Trust, such as requiring a different minimum initial or subsequent investment, account fees (a fixed amount per transaction processed), compensating balance requirements (a minimum dollar amount a customer must maintain in order to obtain the services offered), or account maintenance fees (a periodic charge based on a percentage of the assets in the account or of the dividends paid on those assets). Each Shareholder Servicing Agent has agreed to transmit to its customers who are shareholders of the Fund appropriate prior written disclosure of any fees that it may charge them directly and to provide written notice at least 30 days prior to the imposition of any transaction fees. Conversely, the Trust understands that certain Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Shareholder Servicing Agent from the Fund with respect to those accounts.

    The Glass-Steagall Act prohibits certain financial institutions from engaging in the business of underwriting securities of open-end investment companies, such as shares of the Fund. The Trust engages banks as Shareholder Servicing Agents on behalf of the Fund only to perform administrative and shareholder servicing functions as described above. The Trust believes that the Glass-Steagall Act should not preclude a bank from acting as a Shareholder Servicing Agent. There is presently no controlling precedent regarding the performance of shareholder servicing activities by banks. Future changes in either federal statutes or regulations relating to the permissible activities of banks, as well as future judicial or administrative decisions and interpretations of present and future statutes and regulations, could prevent a bank from continuing to perform all or part of its servicing activities. If a bank were prohibited from so acting, its shareholder customers would be permitted to remain Fund shareholders and alternative means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the Fund might occur and a shareholder serviced by such bank might no longer be able to avail himself of any automatic investment or other services then being provided by such bank. The Trustees of the Trust do not expect that shareholders of the Fund would suffer any adverse financial consequences as a result of these occurrences.

OTHER EXPENSES
    The Fund bears all costs of its operations other than expenses specifically assumed by the Distributor or the Adviser. See "Management of the Trust -- Expenses and Expense Limits" in the Statement of Additional Information. Trust expenses directly attributable to the Fund are charged to the Fund; other expenses are allocated proportionately among all the series in the Trust in relation to the net assets of each series. For the most recent fiscal year, the Fund's operating expenses equaled 0.58% of its average daily net assets.


                        DETERMINATION OF NET ASSET VALUE
    The net asset value of each of the shares of the Fund is determined on each day on which the New York Stock Exchange is open for trading ("Fund Business Day"). This determination is made once during each such day as of 12:00 noon, New York time, by dividing the value of the Fund's net assets (i.e., the value of its assets less its liabilities, including expenses payable or accrued) by the number of shares of the Fund outstanding at the time the determination is made. It is anticipated that the net asset value of each share of the Fund will remain constant at $1.00 (although no assurance can be given that it will be so constant on a continuing basis) and specific investment policies and procedures, including the use of the amortized cost valuation method, are being employed to accomplish this result. Income earned on the Fund's investments is accrued daily and the Net Income, as defined under "Dividends and Distributions" on page 16, is declared each Fund Business Day as a dividend.

                              PURCHASE OF SHARES
    Shares of the Fund may be purchased without a sales load at their net asset value next determined after an order is transmitted to and accepted by the Distributor or is received by a Shareholder Servicing Agent or a securities broker if it is transmitted to and accepted by the Distributor. Purchases are therefore effected on the same day the purchase order is received by the Distributor provided such order is received prior to 12:00 noon, New York time, on any Fund Business Day. Shares purchased earn dividends from and including the day the purchase is effected. It is anticipated that the net asset value of $1.00 per share of the Fund will remain constant, and although no assurance can be given that it will be so constant on a continuing basis, specific investment policies and procedures are being employed to accomplish this result.

    The Trust intends the Fund to be as fully invested at all times as is reasonably practicable in order to enhance the yield on its assets. Accordingly, in order to make investments which will immediately generate income, the Trust must have federal funds available for the Fund (i.e., monies credited by a Federal Reserve Bank to the account of the Fund with the Fund's custodian bank). Each Shareholder Servicing Agent and securities broker has agreed to provide federal funds for each purchase at the time it transmits the order for such purchase to the Distributor and the Distributor has agreed to provide the Fund with federal funds for each purchase including those made directly through the Distributor. Therefore, each shareholder and prospective investor should be aware that if he does not have sufficient funds on deposit with, or otherwise immediately available to, the Distributor, his Shareholder Servicing Agent or his securities broker, there may be a delay in transmitting and effecting the purchase order since his check, bank draft, money order or similar negotiable instrument will have to be converted into federal funds. If such a delay is necessary, it is expected that in most cases it would not be longer than two business days.

    While there is no sales load on purchases of Fund shares, the Distributor may receive fees from the Fund. See "Management of the Trust -- Distributor and Sponsor". Other funds which have investment objectives similar to those of the Fund but which do not pay some or all of such fees from their assets may offer a higher yield.

    All purchase payments are invested in full and fractional shares of the Fund. The Trust reserves the right to cease offering shares of the Fund for sale at any time or to reject any order for the purchase of shares of the Fund.

    An investor may purchase shares of the Fund through the Distributor directly or by authorizing his Shareholder Servicing Agent or his securities broker to purchase such shares on his behalf through the Distributor.

EXCHANGE PRIVILEGE. By contacting the Transfer Agent or his Shareholder Servicing Agent or his securities broker, a shareholder may exchange some or all of his Fund shares for shares of one or more other Republic Funds at net asset value without a sales charge. An exchange may result in a change in the number of shares held, but, when no sales charge is imposed, not in the value of such shares immediately after the exchange. Each exchange involves the redemption of the Fund shares to be exchanged and the purchase of the shares of the other Republic Fund.

    The exchange privilege (or any aspect of it) may be changed or discontinued upon 60 days' written notice to shareholders and is available only to shareholders in states in which such exchanges may be legally made. A shareholder considering an exchange should obtain and read the prospectus of the other Republic Fund and consider the differences in investment objectives and policies before making any exchange.

DIRECTLY THROUGH THE DISTRIBUTOR
    For each shareholder who purchases Fund shares directly through the Distributor, the Trust, as the shareholder's agent, establishes an open account to which all shares purchased are credited together with any dividends and capital gains distributions which are paid in additional shares. See "Dividends and Distributions". The minimum initial investment is $1,000, except that the minimum initial investment for an Individual Retirement Account is $250. The minimum subsequent investment is $100. Initial and subsequent purchases may be made by writing a check (in U.S. dollars) payable to The Republic Funds -- U.S. Government Money Market Fund and mailing it to:

        The Republic Funds
        c/o Investors Bank & Trust Company
        P.O. Box 1537 MFD23
        Boston, Massachusetts 02205-1537

    In the case of an initial purchase, the check must be accompanied by a completed Purchase Application.

    In the case of subsequent purchases, a shareholder may transmit purchase payments by wire directly to the Fund's custodian bank at the following address:

        Investors Bank & Trust Company
        Boston, Massachusetts
        Attn: Transfer Agent
        ABA # 011001438
        Acct. #5999-99451
        For further credit to the Republic Funds (U.S. Government Money Market Fund, account name, account #)

    The wire order must specify the Fund, the account name, number, confirmation number, address, amount to be wired, name of the wiring bank and name and telephone number of the person to be contacted in connection with the order.

AUTOMATIC INVESTMENT PLAN. The Trust offers a plan for regularly investing specified dollar amounts ($25.00 minimum in monthly, quarterly, semi-annual or annual intervals) in the Fund. If an Automatic Investment Plan is selected, subsequent investments will be automatic and will continue until such time as the Trust and the investor's bank are notified to discontinue further investments. Due to the varying procedure to prepare, process and to forward the bank withdrawal information to the Trust, there may be a delay between the time of the bank withdrawal and the time the money reaches the Fund. The investment in the Fund will be made at the net asset value per share determined on the day that both the check and the bank withdrawal data are received in required form by the Distributor. Further information about the plan may be obtained from IBT at the telephone number listed on the back cover.

    For further information on how to purchase shares of the Fund directly from the Distributor, an investor should contact the Distributor (see back cover for address and phone number).

THROUGH A SHAREHOLDER SERVICING AGENT OR A SECURITIES BROKER
    Shares of the Fund are being offered to the public, to customers of a Shareholder Servicing Agent and to customers of a securities broker that has entered into a dealer agreement with the Distributor. Shareholder Servicing Agents and securities brokers may offer services to their customers, including specialized procedures for the purchase and redemption of Fund shares, such as pre-authorized or automatic purchase and redemption programs and "sweep" checking programs. Each Shareholder Servicing Agent and securities broker may establish its own terms, conditions and charges, including limitations on the amounts of transactions, with respect to such services. Charges for these services may include fixed annual fees, account maintenance fees and minimum account balance requirements. The effect of any such fees will be to reduce the net return on the investment of customers of that Shareholder Servicing Agent or securities broker. Conversely, certain Shareholder Servicing Agents may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Shareholder Servicing Agent from the Fund, which will have the effect of increasing the net return on the investment of such customers of those Shareholder Servicing Agents.

    Shareholder Servicing Agents and securities brokers may transmit purchase payments on behalf of their customers by wire directly to the Fund's custodian bank by following the procedures described above.

    For further information on how to direct a securities broker or a Shareholder Servicing Agent to purchase shares of the Fund, an investor should contact his securities broker or his Shareholder Servicing Agent (see back cover for address and phone number).

                               RETIREMENT PLANS
    Shares of the Fund are offered in connection with tax-deferred retirement plans. Application forms and further information about these plans, including applicable fees, are available from the Trust or the Sponsor upon request. Recently enacted federal tax legislation has substantially affected the tax treatment of contributions to certain retirement plans. Before investing in the Fund through one or more of these plans, an investor should consult his or her tax adviser.

INDIVIDUAL RETIREMENT ACCOUNTS
    Shares of the Fund may be used as a funding medium for an IRA. An Internal Revenue Service-approved IRA plan may be available from an investor's Shareholder Servicing Agent. In any event, such a plan is available from the Sponsor naming IBT, as custodian. The minimum initial investment for an IRA is $250; the minimum subsequent investment is $100. IRAs are available to individuals who receive compensation or earned income and their spouses whether or not they are active participants in a tax-qualified or Government- approved retirement plan. An IRA contribution by an individual who participates, or whose spouse participates, in a tax-qualified or Government- approved retirement plan may not be deductible depending upon the individual's income. Individuals also may establish an IRA to receive a "rollover" contribution of distributions from another IRA or a qualified plan. Tax advice should be obtained before planning a rollover.

DEFINED CONTRIBUTION PLANS
    Investors who are self-employed may purchase shares of the Fund for retirement plans for self-employed persons which are known as Defined Contribution Plans (formerly Keogh or H.R. 10 Plans). Republic offers a prototype plan for Money Purchase and Profit Sharing Plans.

SECTION 457 PLAN, 401(K) PLAN, 403(B) PLAN
    The Fund may be used as a vehicle for certain deferred compensation plans provided for by Section 457 of the Code with respect to service for state governments, local governments, rural electric cooperatives and political subdivisions, agencies, instrumentalities and certain affiliates of such entities. The Fund may also be used as a vehicle for both 401(k) plans and 403
(b) plans.

                             REDEMPTION OF SHARES
    A shareholder may redeem all or any portion of the shares in his account at any time at the net asset value (normally $1.00 per share) next determined after a redemption order in proper form is furnished by the shareholder to the Transfer Agent, with respect to shares purchased directly through the Distributor, or to his securities broker or his Shareholder Servicing Agent and is transmitted by it to and is received by the Transfer Agent. Redemptions are effected on the same day the redemption order is received by the Transfer Agent provided such order is received prior to 12:00 noon, New York time, on any Fund Business Day. Shares redeemed earn dividends up to and including the day prior to the day the redemption is effected.

    The proceeds of a redemption are normally paid from the Fund in federal funds on the Fund Business Day on which the redemption is effected, but in any event within seven days. The right of any shareholder to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period in which the New York Stock Exchange is closed (other than weekends or holidays) or trading on such Exchange is restricted or, to the extent otherwise permitted by the 1940 Act, if an emergency exists. To be in a position to eliminate excessive expenses, the Trust reserves the right to redeem upon not less than 30 days' notice all shares of the Fund in an account which has a value below $50. However, a shareholder will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account.

    Unless shares of the Fund have been purchased directly from the Distributor, a shareholder may redeem shares of the Fund only by authorizing his securities broker or his Shareholder Servicing Agent to redeem such shares on his behalf (since the account and records of such a shareholder are established and maintained by his securities broker or his Shareholder Servicing Agent). For further information as to how to direct a securities broker or a Shareholder Servicing Agent to redeem shares of the Fund, a shareholder should contact his securities broker or his Shareholder Servicing Agent (see back cover for address and phone number).

REDEMPTION OF SHARES PURCHASED DIRECTLY THROUGH THE DISTRIBUTOR
    REDEMPTION BY LETTER. Redemptions may be made by letter to the Transfer Agent specifying the dollar amount or number of shares to be redeemed, account number and the Fund. The letter must be signed in exactly the same way the account is registered (if there is more than one owner of the shares all must sign). In connection with a written redemption request, all signatures of all registered owners or authorized parties must be guaranteed by an Eligible Guarantor Institution, which includes a domestic bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. The Fund's transfer agent, however, may reject redemption instructions if the guarantor is neither a member or not a participant in a signature guarantee program (currently known as "STAMP", "SEMP", or "NYSE MPS"). Corporations, partnerships, trusts or other legal entities may be required to submit additional documentation.

    An investor may redeem shares in any amount by written request mailed to the Transfer Agent at the following address:

        The Republic Funds
        c/o Investors Bank & Trust Company
        P.O. Box 1537 MFD23
        Boston, Massachusetts 02205-1537

    Checks for redemption proceeds normally will be mailed within seven days, but will not be mailed until all checks in payment for the purchase of the shares to be redeemed have been cleared, which may take up to 15 days or more. Unless other instructions are given in proper form, a check for the proceeds of a redemption will be sent to the shareholder's address of record.

    REDEMPTION BY WIRE OR TELEPHONE. An investor may redeem Fund shares by wire or by telephone if he has checked the appropriate box on the Purchase Application or has filed a Telephone Authorization Form with the Trust. These redemptions may be paid from the Fund by wire or by check. The Trust reserves the right to refuse telephone wire redemptions and may limit the amount involved or the number of telephone redemptions. The telephone redemption procedure may be modified or discontinued at any time by the Trust. Instructions for wire redemptions are set forth in the Purchase Application. The Trust employs reasonable procedures to confirm that instructions communicated by telephone are genuine. For instance, the following information must be verified by the shareholder or securities broker at the time a request for a telephone redemption is effected: (1) shareholder's account number; (2) shareholder's social security number; and (3) name and account number of shareholder's designated securities broker or bank. If the Trust fails to follow these or other established procedures, it may be liable for any losses due to unauthorized or fraudulent instructions.

CHECK REDEMPTION SERVICE. Shareholders may redeem shares of the Fund by means of a Check Redemption Service. If shares are held in book credit form and the Check Redemption Service has been elected on the Purchase Application on file with the Trust, redemptions of shares may be made by using redemption checks provided by the Trust. There is no charge for this service. Checks must be written for amounts of $250 or more, may be payable to anyone and negotiated in the normal way. If more than one shareholder owns the shares, all must sign the check unless an election has been made to require only one signature on checks and that election has been filed with the Trust.

    Shares represented by a redemption check continue to earn daily dividends until the check clears the banking system. When honoring a redemption check, the Trust causes the redemption of exactly enough full and fractional Fund shares from an account to cover the amount of the check. The Check Redemption Services may be terminated at any time by the Trust.

    If the Check Redemption Service is requested for an account in the name of a corporation or other institution, additional documents must be submitted with the application, i.e., corporations (Certification of Corporate Resolution), partnerships (Certification of Partnership) and trusts (Certification of Trustees). In addition, since the share balance of each Fund account is changing on a daily basis, the total value of a Fund account cannot be determined in advance and a Fund account cannot be closed or entirely redeemed by check.

                         DIVIDENDS AND DISTRIBUTIONS
    The Net Income of the Fund, as defined below, is determined each Fund Business Day (and on such other days as the Trustees deem necessary in order to comply with Rule 22c-1 under the 1940 Act). This determination is made once during each such day as of 12:00 noon, New York time. All the Net Income of the Fund so determined is declared in shares of the Fund as a dividend to shareholders of record at the time of such determination. Shares begin accruing dividends on the day they are purchased. Dividends are distributed monthly on the last business day of each month. Unless a shareholder elects to receive dividends in cash (subject to the policies of the shareholder's Shareholder Servicing Agent or securities broker), dividends are distributed in the form of additional shares of the Fund at the rate of one share (and fraction thereof) of the Fund for each one dollar (and fraction thereof) of dividend income.

    For this purpose the Net Income of the Fund (from the time of the immediately preceding determination thereof) consists of (i) all income accrued, less the amortization of any premium, on the assets of the Fund, less (ii) all actual and accrued expenses determined in accordance with generally accepted accounting principles. Interest income includes discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity and any net realized gains or losses on the assets of the Fund. Obligations held in the Fund's portfolio are valued at amortized cost, which the Trustees of the Trust have determined in good faith constitutes fair value for the purposes of complying with the 1940 Act. This method provides certainty in valuation, but may result in periods during which the stated value of an obligation held for the Fund is higher or lower than the price the Fund would receive if the obligation were sold. This valuation method will continue to be used until such time as the Trustees of the Trust determine that it does not constitute fair value for such purposes.

    Since the Net Income of the Fund is declared as a dividend each time the Net Income of the Fund is determined, the net asset value per share of the Fund is expected to remain at $1.00 per share immediately after each such determination and dividend declaration. Any increase in the value of a shareholder's investment in the Fund, representing the reinvestment of dividend income, is reflected by an increase in the number of shares of the Fund in his account.

    It is expected that the Fund will have a positive Net Income at the time of each determination thereof. If for any reason the Net Income of the Fund determined at any time is a negative amount, which could occur, for instance, upon default by an issuer of an obligation held in the Fund's portfolio, the negative amount with respect to each shareholder account would first be offset from the dividends declared during the month with respect to each such account. If and to the extent that such negative amount exceeds such declared dividends at the end of the month, the number of outstanding Fund shares would be reduced by treating each shareholder as having contributed to the capital of the Fund that number of full and fractional shares in the account of such shareholder which represents his proportion of the amount of such excess. Each shareholder will be deemed to have agreed to such contribution in these circumstances by his investment in the Fund. Thus, the net asset value per share of the Fund will be maintained at a constant $1.00.

                                 TAX MATTERS
    This discussion is intended for general information only. An investor should consult with his or her own tax advisor as to the tax consequences of an investment in the Fund.

    Each year, the Trust intends to qualify the Fund and elect that the Fund be treated as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, the Fund must meet certain income, distribution and diversification requirements. Provided such requirements are met and all investment company taxable income and realized capital gains of the Fund are distributed to shareholders in accordance with the timing requirements imposed by the Code, no federal income or excise taxes will be paid by the Fund on amounts so distributed.

    At the end of each calendar year, each shareholder receives information for tax purposes on the dividends and any realized net capital gains distributions received during that calendar year including the portion taxable as ordinary income, the portion taxable as capital gains, and the amount of dividends eligible for the dividends-received deduction for corporations. However, since no portion of the Fund's income is expected to consist of dividends paid by U.S. corporations, no portion of the dividends paid by the Fund is expected to qualify for the dividends-received deduction for corporations.

    Dividends and capital gains distributions, if any, paid to shareholders are treated in the same manner for federal income tax purposes whether received in cash or reinvested in additional shares of the Fund.

    The Trust may be required to withhold federal income tax at the rate of 31% from all taxable distributions payable to shareholders who do not provide the Trust with their correct taxpayer identification number or make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's federal income tax liability.

    The Trust is organized as a Massachusetts business trust and, under current law, is not liable for any income or franchise tax in the Commonwealth of Massachusetts as long as each series of the Trust (including the Fund) qualifies as a "regulated investment company" under the Code.

    Distributions which are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not from capital gains realized upon the disposition of such obligations) may be exempt from state and local taxes in certain states. In other states, arguments can be made on the basis of a U.S. Supreme Court decision to the effect that such distributions should be exempt from state and local taxes. Shareholders of the Fund are advised of the proportion of its distributions which consists of such interest.

              DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES
    The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (par value $0.001 per share) and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. The shares of each series participate equally in the earnings, dividends and assets of the particular series. Currently, the Trust has ten series of shares, each of which constitutes a separately managed fund. The Trust reserves the right to create additional series of shares.

    Each share of the Fund represents an equal proportionate interest in the Fund with each other share. Shares have no preference, pre-emptive, conversion or similar rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote. Each Shareholder Servicing Agent has agreed to transmit all proxies and voting materials from the Trust to their customers who are beneficial owners of the Fund and such Shareholder Servicing Agents have agreed to vote as instructed by such customers. The Trust is not required and has no current intention to hold annual meetings of shareholders although the Trust will hold special meetings of Fund shareholders when in the judgment of the Trustees of the Trust it is necessary or desirable to submit matters for a shareholder vote. Shareholders of each series generally vote separately, for example, to approve investment advisory agreements or changes in fundamental investment policies or restrictions, but shareholders of all series may vote together to the extent required under the 1940 Act, such as in the election or selection of Trustees, principal underwriters and accountants for the Trust.

    Shareholders of the Fund have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees by a specified number of shareholders) the right to communicate with other shareholders of the Trust in connection with requesting a meeting of shareholders of the Trust for the purpose of removing one or more Trustees. Shareholders of the Trust also have the right to remove one or more Trustees without a meeting by a declaration in writing by a specified number of shareholders. Upon liquidation or dissolution of the Fund, shareholders of the Fund would be entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

    The Trust's Declaration of Trust provides that, at any meeting of shareholders of the Fund or the Trust, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements.

    The Trust is an entity of the type commonly known as a "Massachusetts business trust". Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

                           PERFORMANCE INFORMATION
    From time to time the Trust may provide annualized "yield" and "effective yield" quotations for the Fund in advertisements, shareholder reports or other communications to shareholders and prospective investors. The methods used to calculate the Fund's yield and effective yield are mandated by the Securities and Exchange Commission. The "yield" of the Fund refers to the income generated by an investment in the Fund over a seven day period (which period will be stated in any such advertisement or communication). This income is then "annualized". That is, the amount of income generated by the investment during that seven day period is assumed to be generated each week over a 365 day period and is shown as a percentage of the investment. The "effective yield" is calculated similarly, but when annualized the income earned by the investment during that seven day period is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

    Since these yield and effective yield quotations are based on historical earnings and since the Fund's yield and effective yield fluctuate from day to day, these quotations should not be considered as an indication or representation of the Fund's yield or effective yield in the future. Any performance information should be considered in light of the Fund's investment objective and policies, characteristics and quality of the Fund's portfolio and the market quotations during the time period indicated, and should not be considered to be representative of what may be achieved in the future. From time to time the Trust may also use comparative performance information in such an advertisement or communication, including the performance of unmanaged indices, the performance of the Consumer Price Index (as a measure for inflation), and data from Lipper Analytical Services, Inc., Bank Rate Monitor(tm) , IBC/Donoghue's Money Fund Report and other industry publications.

    Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the yield of the Fund varies based on the type, quality and maturities of the obligations held for the Fund, fluctuations in short-term interest rates, and changes in the expenses of the Fund. These factors and possible differences in the methods used to calculate yields should be considered when comparing the yield of the Fund to yields published for other investment companies or other investment vehicles.

    A Shareholder Servicing Agent or a securities broker may charge its customers direct fees in connection with an investment in the Fund, which will have the effect of reducing the net return on the investment of customers of that Shareholder Servicing Agent or that securities broker. Conversely, the Trust has been advised that certain Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Shareholder Servicing Agent from the Fund, which will have the effect of increasing the net return on the investment of such customers of those Shareholder Servicing Agents. Such customers may be able to obtain through their Shareholder Servicing Agent or securities broker quotations reflecting such decreased or increased return.

    The yield and effective yield of the Fund are not fixed or guaranteed, and an investment in the Fund is not insured. The Trust's Statement of Additional Information with respect to the Fund includes more detailed information concerning the calculation of yield and effective yield quotations for the Fund.

SHAREHOLDER INQUIRIES
    All shareholder inquiries should be directed to the Trust, 6 St. James Avenue, Boston, Massachusetts 02116.

    GENERAL AND ACCOUNT INFORMATION                (800) 782-8183 (TOLL FREE)

                             --------------------


    The Trust's Statement of Additional Information, dated January 26, 1996, with respect to the Fund contains more detailed information about the Fund, including information related to (i) the Fund's investment restrictions, (ii) the Trustees and officers of the Trust and the Adviser and Sponsor of the Fund,
(iii) portfolio transactions, (iv) the Fund's shares, including rights and liabilities of shareholders, and (v) additional yield information, including the method used to calculate the annualized yield and effective yield of the Fund.

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REPUBLIC
     U.S.GOVERNMENT
       MONEY MARKET
               FUND

INVESTMENT ADVISER
Republic National Bank of New York
452 Fifth Avenue
New York, NY 10018


ADMINISTRATOR, DISTRIBUTOR AND SPONSOR
Signature Broker-Dealer Services, Inc.
6 St. James Avenue
Boston, MA 02116
(617) 423-0800

CUSTODIAN AND TRANSFER AGENT
Investors Bank & Trust Company
89 South Street
Boston, MA 02111


INDEPENDENT AUDITORS
KPMGPeat  Marwick
99 High Street
Boston, MA 02110


LEGAL COUNSEL
Dechert Price & Rhoads
1500 K Street, N.W.
Washington, D.C. 20005


SHAREHOLDER SERVICING AGENTS:
Republic National Bank of New York
Republic Bank For Savings
452 Fifth Avenue
New York, NY 10018
(800) 782-8183


FOR NON-REPUBLIC CLIENTS:
Investors Bank & Trust Company
89 South Street
Boston, MA 02111
(800) 782-8183




        -----

        REPUBLIC

          U. S. GOVERNMENT

              MONEY MARKET

                     FUND


        PROSPECTUS
          January 26, 1996

REPUBLIC NEW YORK TAX FREE MONEY MARKET FUND
SIX ST. JAMES AVENUE, BOSTON, MASSACHUSETTS 02116
--------------------------------------------------------------------------------
ACCOUNT AND GENERAL INFORMATION: (800) 782-8183 (TOLL FREE)

    Republic New York Tax Free Money Market Fund (the "Fund") is a non-diversified separate series (portfolio) of the Republic Funds (the "Trust"), an open-end, management investment company which currently consists of six funds, each of which has different and distinct investment objectives and policies. Shares of the Fund are being offered by this Prospectus. Republic National Bank of New York ("Republic" or the "Adviser") continuously manages the investment portfolio of the Fund.


    The investment objective of the Fund is to provide shareholders of the Fund with liquidity and as high a level of current income exempt from federal, New York State and New York City personal income taxes as is consistent with the preservation of capital. The Fund is a type of mutual fund commonly referred to as a "triple tax exempt money market fund". The Trust seeks to achieve the investment objective of the Fund by investing the assets of the Fund primarily in a non-diversified portfolio of short-term, high quality, tax-exempt money market instruments with maturities of 397 days or less, including obligations of the State of New York and its political subdivisions, and in participation interests issued by banks or other financial institutions with respect to such obligations. There can be no assurance that the investment objective of the Fund will be achieved.

    AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, REPUBLIC OR ANY OTHER BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED. THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

    Shares of the Fund are continuously offered for sale at net asset value with no sales charge by Signature Broker-Dealer Services, Inc. ("Signature" or the "Distributor") (i) directly to the public, (ii) to customers of a financial institution, such as a federal or state-chartered bank, trust company or savings and loan association that has entered into a shareholder servicing agreement with the Trust (collectively, "Shareholder Servicing Agents"), and (iii) to customers of a securities broker that has entered into a dealer agreement with the Distributor.

    AN INVESTOR WHO IS NOT PURCHASING DIRECTLY FROM THE DISTRIBUTOR SHOULD OBTAIN FROM HIS SECURITIES BROKER OR SHAREHOLDER SERVICING AGENT, AND SHOULD READ IN CONJUNCTION WITH THIS PROSPECTUS, THE MATERIALS PROVIDED BY THE SECURITIES BROKER OR SHAREHOLDER SERVICING AGENT DESCRIBING THE PROCEDURES UNDER WHICH SHARES OF THE FUND MAY BE PURCHASED AND REDEEMED THROUGH SUCH SECURITIES BROKER OR SHAREHOLDER SERVICING AGENT.


    This Prospectus sets forth concisely the information concerning the Fund that a prospective investor ought to know before investing. The Trust has filed with the Securities and Exchange Commission a Statement of Additional Information, dated January 26, 1996, with respect to the Fund, containing additional and more detailed information about the Fund (see page 23) and is hereby incorporated by reference into this Prospectus. An investor may obtain a copy of this Statement of Additional Information without charge by contacting the Distributor or his Shareholder Servicing Agent (see back cover for addresses and phone numbers).


                             --------------------
  Investors should read this Prospectus and retain it for future reference.
                             --------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
       EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
      SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
          PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
              REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

               THE DATE OF THIS PROSPECTUS IS JANUARY 26, 1996

                                  HIGHLIGHTS


THE FUND                                                                PAGE 1
    Republic New York Tax Free Money Market Fund (the "Fund") is a separate series (portfolio) of the Republic Funds (the "Trust"), a Massachusetts business trust organized on April 22, 1987, which currently consists of six funds, each of which has different and distinct investment objectives and policies.

INVESTMENT OBJECTIVE AND POLICIES                                       PAGE 5
    The investment objective of the Fund is to provide shareholders of the Fund with liquidity and as high a level of current income exempt from federal, New York State and New York City personal income taxes as is consistent with the preservation of capital. The Trust seeks to achieve the investment objective of the Fund by investing the assets of the Fund primarily in a non-diversified portfolio of short-term, high quality, fixed rate and variable rate tax-exempt money market instruments, including obligations issued by or on behalf of the State of New York and its authorities, agencies, instrumentalities and political subdivisions, and in participation interests issued by banks, insurance companies or other financial institutions with respect to such obligations. There can be no assurance that the investment objective of the Fund will be achieved.

MANAGEMENT OF THE TRUST                                                PAGE 11
    Republic National Bank of New York ("Republic" or the "Adviser") acts as investment adviser to the Fund. For its services, the Adviser receives from the Fund a fee at the annual rate of 0.15% of the Fund's average daily net assets.


    Signature Broker-Dealer Services, Inc. ("Signature" or the "Sponsor") acts as administrator and sponsor of the Fund. The Sponsor provides certain management and administrative services to the Fund for which it receives from the Fund a fee at the annual rate of up to 0.15% of the Fund's average daily net assets.

    The Trust has also retained Signature (the "Distributor") to distribute shares of the Fund pursuant to a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), under which the Distributor is reimbursed from the Fund (in amounts up to 0.25% of the Fund's average daily net assets) for marketing costs and payments to other organizations for services rendered in distributing the Fund's shares. See "Management of the Trust".


PURCHASES AND REDEMPTIONS                                      PAGES 15 AND 17
    The Fund is a type of mutual fund commonly referred to as a "triple tax exempt money market fund". The net asset value of each of the Fund's shares is expected to remain constant at $1.00, although this cannot be assured. See "Determination of Net Asset Value" and "Dividends and Distributions".


    Shares of the Fund are continuously offered for sale by the Distributor at net asset value (normally $1.00 per share) with no sales charge (i) directly to the public, (ii) to customers of a financial institution, such as a federal or state-chartered bank, trust company or savings and loan association that has entered into a shareholder servicing agreement with the Trust (collectively, "Shareholder Servicing Agents"), and (iii) to customers of a securities broker that has entered into a dealer agreement with the Distributor. For investors who purchase Fund shares directly from the Distributor, the minimum initial investment is $1,000 and the minimum subsequent investment is $100. The Trust offers to buy back (redeem) shares of the Fund from its shareholders at any time at net asset value. See "Purchase of Shares" and "Redemption of Shares".


DIVIDENDS AND DISTRIBUTIONS                                            PAGE 19
    The Trust declares all the Fund's net investment income daily as a dividend to Fund shareholders and distributes all such dividends monthly. Any net realized capital gains are distributed at least annually. See "Dividends and Distributions".

                                  FEE TABLE
    The following table provides (i) a summary of expenses relating to purchases and sales of shares of the Fund, and the aggregate annual operating expenses of the Fund, as a percentage of average net assets of the Fund during the Fund's last completed fiscal year, and (ii) an example illustrating the dollar cost of such expenses on a $1,000 investment in the Fund. Historical information in the expense table regarding investment advisory and administrative services fees has been restated to reflect expected fee waivers for the current fiscal year.

  Shareholder Transaction Expenses ..............................            0%
  Annual Fund Operating Expenses
      Investment Advisory Fee after waiver* .....................         0.10%
      Distribution Fees (Rule 12b-1 fees) .......................         0.15%
      Other Expenses after waiver**  ............................         0.35%
                                                                          -----
      -- Shareholder Servicing Fee  .............................  0.10%
      -- Administrative Services Fee after waiver** .............  0.10%
      -- Other Operating Expenses ...............................  0.15%
                                                                   ----
  Total Fund Operating Expenses after expense limitation and
    fee waivers*** ..............................................         0.60%
                                                                          ====
----------
  *Investment Advisory Fee is shown net of expected waiver for the current fiscal year. Without such waiver, such fee would be equal on an annual basis to 0.15% of the Fund's average net assets.
 **Other Expenses and the Administrative Services Fee are shown net of expected fee waiver for the current fiscal year. Without such waiver, the Administrative Services Fee and Other Expenses would be euqal on an annual basis to 0.15% and 0.40%, respectively, of the Fund's average net assets.
***Total Fund Operating Expenses are shown net of a voluntary expense limitation and expected fee waivers. Without such voluntary expense limitation and expected fee waivers, the Total Fund Operating Expenses would be equal on an annual basis to 0.70% of the Fund's average net assets. There can be no assurance that expenses will be reimbursed or waived in the future.

EXAMPLE
    A shareholder of the Fund would pay the following expenses on a $1,000 investment in the Fund, assuming (1) 5% annual return and (2) redemption at the end of:

       1 year ...................................................           $ 6
       3 years ..................................................           $19
       5 years ..................................................           $33
      10 years ..................................................           $75

    The purpose of the expense table provided above is to assist investors in understanding the various costs and expenses that a shareholder will bear directly or indirectly.

    The fees paid from the Fund to each Shareholder Servicing Agent are determined by a formula based upon the number of accounts serviced by such Shareholder Servicing Agent during the period for which payment is being made, the level of activity in such accounts during such period, and the expenses incurred by such Shareholder Servicing Agent. Similarly, the fee from the Fund to the Distributor is in anticipation of, or as reimbursement for, expenses incurred by the Distributor in connection with the sale of shares of the Fund. The aggregate fees paid to the Distributor pursuant to the Distribution Plan and to the Shareholder Servicing Agent pursuant to the Administrative Services Plan may not exceed 0.25% of the average daily net assets of the Fund.


    Some Shareholder Servicing Agents and securities brokers may impose certain conditions on their customers, subject to the terms of this Prospectus, in addition to or different from those imposed by the Trust, such as requiring a minimum initial investment or charging their customers a direct fee for their services. The effect of any such fees will be to reduce the net return on the investment of customers of that Shareholder Servicing Agent or securities broker. Each Shareholder Servicing Agent and securities broker has agreed to transmit to shareholders who are its customers appropriate written disclosure of any transaction fees that it may charge them directly at least 30 days before the imposition of any such charge.


    More complete descriptions of the following expenses are set forth on the following pages: (i) investment advisory fee -- page 11, (ii) distribution fee -- page 12, (iii) administrative services fee -- page 13, and (iv) shareholder servicing agent fee -- page 13.


    THE EXAMPLE SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE FUND; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


                             FINANCIAL HIGHLIGHTS
    The financial data shown below is to assist investors in evaluating the performance of the Fund since commencement of operations through October 31, 1995. The information shown in the following schedule has been audited by Ernst & Young LLP, independent auditors, whose report on the Fund's financial statements is incorporated by reference into the Statement of Additional Information from the Fund's Annual Report dated October 31, 1995. The Annual Report may be obtained without charge upon request. This information should be read in conjunction with the financial statements.

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD:

REPUBLIC NEW YORK TAX FREE MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
                                                               FOR THE PERIOD
                                                              NOVEMBER 17, 1994
                                                               (COMMENCEMENT
                                                               OF OPERATIONS)
                                                             TO OCTOBER 31, 1995
                                                             -------------------
Net asset value, beginning of period ........................      $  1.00
                                                                   -------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income ...................................        0.033
                                                                   -------
    Total income from investment operations .................        0.033
                                                                   -------
Less dividends:
    From net investment income ..............................       (0.033)
                                                                   -------
    Total dividends distributed to shareholders .............       (0.033)
                                                                   -------
Net asset value, end of period ..............................      $  1.00
                                                                   =======
Total return ................................................        3.31%(A)
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (in 000's) ....................      $52,652
    Ratio of expenses to average net assets* ................        0.41%(B)
    Ratio of net investment income to average net assets* ...        3.45%(B)
--------------------------------------------------------------------------------

*Reflects a voluntary expense limitation and waivers of fees by affiliated parties of the Fund. If this limitation and waivers had not been in effect, the annualized ratios of expenses and net investment income to average net assets for the period from November 17, 1994 (commencement of operations) to October 31, 1995 would have been 0.65% and 3.20%, respectively.
(A) Not annualized.
(B) Annualized.


                      INVESTMENT OBJECTIVE AND POLICIES
INVESTMENT OBJECTIVE
    The investment objective of the Fund is to provide shareholders of the Fund with liquidity and as high a level of current income exempt from federal, New York State and New York City personal income taxes as is consistent with the preservation of capital. There can be no assurance that the investment objective of the Fund will be achieved. The investment objective of the Fund may be changed without approval by the Fund's shareholders. If there is a change in the investment objective of the Fund, shareholders should consider whether the Fund remains an appropriate investment in light of their then-current financial position and needs.

INVESTMENT POLICIES
    The Trust seeks to achieve the investment objective of the Fund by investing the assets of the Fund primarily in short-term, high quality, fixed rate and variable rate obligations issued by or on behalf of the State of New York, other states, territories and possessions of the United States, and their authorities, agencies, instrumentalities and political subdivisions, the interest on which is exempt from federal income taxes, including participation interests issued by banks, insurance companies or other financial institutions with respect to such obligations. (Such obligations, whether or not the interest thereon is subject to the federal alternative minimum tax, are referred to herein as "Municipal Obligations".) The Trust invests on behalf of the Fund in certain Municipal Obligations of the State of New York and its authorities, agencies, instrumentalities and political subdivisions, and of Puerto Rico, other U.S. territories and their authorities, agencies, instrumentalities and political subdivisions, the interest on which is exempt from federal, New York State and New York City personal income taxes, including participation interests issued by banks, insurance companies or other financial institutions with respect to such obligations ("New York Municipal Obligations"). In determining the tax status of interest on Municipal Obligations and New York Municipal Obligations, the Adviser relies on opinions of bond counsel who may be counsel to the issuer.

    Although under normal circumstances, the Trust attempts to invest 100%, and does invest at least 65%, of the Fund's assets in New York Municipal Obligations, market conditions may from time to time limit the availability of such obligations. To the extent that acceptable New York Municipal Obligations are not available for investment, the Trust may purchase on behalf of the Fund Municipal Obligations issued by other states, their authorities, agencies, instrumentalities and political subdivisions, the interest income on which is exempt from federal income tax but is subject to New York State and New York City personal income taxes. As a fundamental policy, the Trust will invest at least 80% of the Fund's net assets in tax exempt obligations. As a temporary defensive measure, the Trust may invest up to 20% of the Fund's total assets in obligations the interest income on which is subject to federal, New York State and New York City personal income taxes or the federal alternative minimum tax. Uninvested cash reserves may be held temporarily for the Fund pending investment.


    The Trust may invest more than 25% of the Fund's assets in participation interests issued by banks in industrial development bonds and other Municipal Obligations. In view of this possible "concentration" in bank participation interests, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. See "Variable Rate Instruments and Participation Interests" below.

    All investments on behalf of the Fund (i.e., 100% of the Fund's investments) mature or are deemed to mature within 397 days from the date of acquisition and the average maturity of the investments in the Fund's portfolio (on a dollar-weighted basis) is 90 days or less. The maturities of variable rate instruments held in the Fund's portfolio are deemed to be the longer of the period remaining until the next interest rate adjustment or the period until the Fund would be entitled to payment pursuant to demand rights, a letter of credit, guarantee or insurance policy or a right to tender or put the instrument, although the stated maturities may be in excess of 397 days. See "Variable Rate Instruments and Participation Interests" below. As a fundamental policy, the investments of the Fund are made primarily (i.e., at least 80% of its assets under normal circumstances) in:


        (1) Municipal bonds with remaining maturities of 397 days or less that at the date of purchase are rated Aaa or Aa by Moody's Investors Service, Inc. ("Moody's"), AAA or AA by Standard & Poor's Corporation ("Standard & Poor's") or AAA or AA by Fitch Investors Service, Inc. ("Fitch") or, if not rated by any of these rating agencies, are of comparable quality as determined by or on behalf of the Board of Trustees of the Trust on the basis of a credit evaluation of the obligor on the bonds or of the bank issuing a participation interest or guarantee or of any insurance policy issued in support of the bonds or the participation interest;

        (2) Municipal notes with remaining maturities of 397 days or less that at the date of purchase are rated MIG 1/VMIG 1 or MIG 2/VMIG 2 by Moody's, SP-1+, SP-1 or SP-2 by Standard & Poor's or F-1+, F-1 or F-2 by Fitch or, if not rated by any or these rating agencies, are of comparable quality as determined by or on behalf of the Board of Trustees of the Trust (The principal kinds of municipal notes are tax and revenue authorization notes, tax anticipation notes, bond anticipation notes and revenue anticipation notes. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuing municipality or agency. The Fund's investments may be concentrated in municipal notes of New York issuers.); and

        (3) Municipal commercial paper that at the date of purchase is rated Prime-1 or Prime-2 by Moody's, A-1+, A-1 or A-2 by Standard & Poor's or F-1+, F-1 or F-2 by Fitch or, if not rated by any of these rating agencies, is of comparable quality as determined by or on behalf of the Board of Trustees of the Trust. Issues of municipal commercial paper typically represent very short-term, unsecured, negotiable promissory notes. These obligations are often issued to meet seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions which may be called upon in the event of default by the issuer of the commercial paper.


    For a general discussion of Municipal Obligations and an explanation of the ratings of Municipal Obligations by Moody's, Standard & Poor's and Fitch, see Appendix A. For a comparison of yields on such Municipal Obligations and taxable securities, see the Taxable Equivalent Yield Tables in Appendix B.


    As a non-diversified investment company, the Trust is not subject to any statutory restriction under the 1940 Act with respect to limiting the investment of the Fund's assets in one or relatively few issuers. Since the Trust may invest a relatively high percentage of the Fund's assets in the obligations of a limited number of issuers, the value of shares of the Fund may be more susceptible to any single economic, political or regulatory occurrence than the value of shares of a diversified investment company would be. The Trust may also invest 25% or more of the Fund's assets in obligations that are related in such a way that an economic, business or political development or change affecting one of the obligations would also affect the other obligations including, for example, obligations the interest on which is paid from revenues of similar type projects, or obligations the issuers of which are located in the same state.

VARIABLE RATE INSTRUMENTS AND PARTICIPATION INTERESTS
    Variable rate instruments that the Trust may purchase on behalf of the Fund provide for a periodic adjustment in the interest rate paid on the instrument and permit the holder to receive payment upon a specified number of days' notice of the unpaid principal balance plus accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or an insurance policy issued with respect to such instrument or by tendering or "putting" such instrument to a third party.

    Variable rate instruments in which the Fund's assets may be invested include participation interests in Municipal Obligations owned by a bank, insurance company or other financial institution or affiliated organization. A participation interest gives the Fund an undivided interest in the Municipal Obligation in the proportion that the Fund's participation bears to the total principal amount of the Municipal Obligation and provides the demand or put feature described below. Each participation interest is backed by an insurance policy of an insurance company or by an irrevocable letter of credit or guarantee of, or a right to put to, a bank that has been determined by or on behalf of the Board of Trustees of the Trust to meet the prescribed quality standards for the Fund. There is usually the right to sell the participation interest back to the institution or draw on the letter of credit, guarantee or insurance policy after notice (usually seven days), for all or any part of the full principal amount of the Fund's participation in the Municipal Obligation, plus accrued interest. If the notice period is more than seven days, the Municipal Obligation is treated as an obligation that is not readily marketable. In some cases, these rights may not be exercisable in the event of a default on the underlying Municipal Obligations; in these cases the underlying Municipal Obligations must meet the Fund's high credit standards at the time of purchase of the participation interest. Although participation interests may be sold, the Trust intends to hold them for the Fund until maturity, except under certain specified circumstances. Purchase of a participation interest may involve the risk that the Fund will not be deemed to be the owner of the underlying Municipal Obligation for purposes of the ability to claim tax exemption of interest paid thereon.

    Because of the variable rate nature of the instruments, during periods when prevailing interest rates decline the Fund's yield will decline and its shareholders will forgo the opportunity for capital appreciation. On the other hand, during periods when prevailing interest rates increase, the Fund's yield will increase and its shareholders will have reduced risk of capital depreciation.

    In view of the possible "concentration" of the Fund in participation interests in Municipal Obligations secured by bank letters of credit or guarantees, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit or guarantee.

    For additional information concerning variable rate instruments and participation interests, see "Investment Objective, Policies and Restrictions -- Variable Rate Instruments and Participation Interests" in the Statement of Additional Information.

"WHEN-ISSUED" MUNICIPAL OBLIGATIONS
    New issues of Municipal Obligations may be offered on a "when-issued" or "forward delivery" basis. The payment obligation and the interest rate that will be received on the Municipal Obligations offered on this basis are each fixed at the time the Trust commits to the purchase for the Fund, although settlement, i.e., delivery of and payment for the Municipal Obligations, takes place beyond customary settlement time (but normally within 45 days of the commitment). Between the time the Trust commits to purchase the "when-issued" or "forward delivery" Municipal Obligation for the Fund and the time delivery and payment are made, the "when-issued" or "forward delivery" Municipal Obligation is treated as an asset of the Fund and the amount which the Fund is committed to pay for that Municipal Obligation is treated as a liability of the Fund. No interest on a "when-issued" or "forward delivery" Municipal Obligation is accrued for the Fund until delivery occurs. Although the Trust only makes commitments to purchase "when-issued" or "forward delivery" Municipal Obligations for the Fund with the intention of actually acquiring them, the Trust may sell these obligations before the settlement date if deemed advisable by the Adviser. Purchasing Municipal Obligations on a "when- issued" or "forward delivery" basis can involve a risk that the yields available in the market on the settlement date may actually be higher (or lower) than those obtained in the transaction itself and, as a result, the "when-issued" or "forward delivery" Municipal Obligation may have a lesser (or greater) value at the time of settlement than the Fund's payment obligation with respect to that Municipal Obligation. Furthermore, if the Trust sells the "when-issued" or "forward delivery" Municipal Obligation before the settlement date or if the Trust sells other obligations from the Fund's portfolio in order to meet the payment obligations, the Fund may realize a capital gain, which is not exempt from federal, New York State or New York City income taxation.

    For additional information concerning "when-issued" or "forward delivery" Municipal Obligations, see "Investment Objective, Policies and Restrictions -- "When-Issued" Municipal Obligations" in the Statement of Additional Information.

STAND-BY COMMITMENTS
    When the Trust purchases Municipal Obligations on behalf of the Fund it may also acquire stand-by commitments from banks with respect to such Municipal Obligations. The Trust also reserves the right, and may in the future, subject to receipt of an exemptive order pursuant to the 1940 Act, acquire stand-by commitments from broker-dealers on behalf of the Fund. There can be no assurance that such an order will be granted. Under a stand-by commitment, a bank or broker-dealer agrees to purchase at the Trust's option a specified Municipal Obligation at a specified price. A stand-by commitment is the equivalent of a "put" option acquired for the Fund with respect to a particular Municipal Obligation held for it.

    The Trust intends to acquire stand-by commitments on behalf of the Fund solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The purpose of this practice is to permit the Fund to be fully invested in Municipal Obligations, and to the extent possible New York Municipal Obligations, while preserving the necessary liquidity to purchase Municipal Obligations on a "when-issued" basis, to meet unusually large redemptions and to purchase at a later date Municipal Obligations other than those subject to the stand-by commitment.

    The stand-by commitments that the Trust may enter into on behalf of the Fund are subject to certain risks, which include the ability of the issuer of the commitment to pay for the Municipal Obligations at the time the commitment is exercised, the fact that the commitment is not marketable by the Trust, and the fact that the maturity of the underlying Municipal Obligation will generally be different from that of the commitment.

    For additional information concerning stand-by commitments, see "Investment Objective, Policies and Restrictions -- Stand-by Commitments" in the Statement of Additional Information.

RISK FACTORS AFFECTING INVESTMENTS IN NEW YORK MUNICIPAL OBLIGATIONS

    The Trust intends to invest a high proportion of the Fund's assets in New York Municipal Obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of New York issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should consider the greater risk inherent in the Fund's concentration in such obligations versus the safety that comes with a less geographically concentrated investment portfolio and should compare the yield available on a portfolio of New York issues with the yield of a more diversified portfolio including out-of-state issues before making an investment decision. The Adviser believes that by maintaining the Fund's investment portfolio in liquid, short-term, high quality Municipal Obligations, including participation interests and other variable rate instruments that have high quality credit support from banks, insurance companies or other financial institutions, the Fund is somewhat insulated from the credit risks that may exist for long-term New York Municipal Obligations.

    New York State and other issuers of New York Municipal Obligations have recently experienced financial difficulties which have caused the credit ratings of certain of their obligations to be downgraded by certain rating agencies. There can be no assurance that credit ratings on obligations of New York State and New York City and other New York Municipal Obligations will not be downgraded further. See "Investment Objective, Policies and Restrictions -- Special Factors Affecting New York" in the Statement of Additional Information.
                             --------------------


    Subject to the fundamental policy described on page 6, the Trust is authorized to invest on behalf of the Fund in taxable securities (such as U.S. Government obligations or certificates of deposit of domestic banks). If the Trust invests on behalf of the Fund in taxable securities, such securities will, in the opinion of the Adviser, be of comparable quality and credit risk with the Municipal Obligations described above. See the Statement of Additional Information for a description, including specific rating criteria, of such taxable securities. The Trust is also authorized on behalf of the Fund to enter into repurchase agreements only with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York). Repurchase agreements are transactions by which the Trust purchases a security on behalf of the Fund and simultaneously commits to resell that security at an agreed-upon price on an agreed-upon date. As described in further detail in the Statement of Additional Information, such transactions entail certain risks, such as a default by the seller.


    The Trust may, in the future, seek to achieve the Fund's investment objective by investing all of its assets in a no-load, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to the Fund. In such event, the Fund's Investment Advisory Contract would be terminated and the administrative services fees paid by the Fund would be reduced. Such investment would be made only if the Trustees of the Trust believe that the aggregate per share expenses of the Fund and such other investment company will be less than or approximately equal to the expenses which the Fund would incur if the Trust were to continue to retain the services of an investment adviser for the Fund and the assets of the Fund were to continue to be invested directly in portfolio securities.

    The investment policies of the Fund are described above. Except as otherwise stated, these investment policies may be changed by the Board of Trustees of the Trust without approval by the shareholders of the Fund. The Statement of Additional Information includes a further discussion of investment policies and a listing of the specific investment restrictions which govern the investment policies of the Fund, including a restriction that not more than 10% of the Fund's net assets may be invested in securities that are not readily marketable, such as repurchase agreements maturing in more than seven days. Although the Trust currently does not borrow on behalf of the Fund for the purpose of leveraging, these restrictions permit the Trust to borrow money on behalf of the Fund for certain other purposes in amounts up to 33 1/3% of the Fund's net assets (although no securities will be purchased for the Fund at any time at which borrowings exceed five percent of the Fund's total assets taken at market value). These specific investment restrictions and the fundamental policy described above may not be changed without the approval of Fund shareholders. If a percentage restriction (other than a restriction as to borrowing) or a rating restriction on investment or utilization of assets is adhered to at the time an investment is made, or assets are so utilized, a later change in percentage resulting from changes in the value of the Fund's portfolio securities or a later change in the rating of a portfolio security are not considered a violation of policy.

                           MANAGEMENT OF THE TRUST
    The business and affairs ot the Fund are managed under the direction of the Board of Trustees of the Trust. The Trustees are Frederick C. Chen, Alan
S. Parsow, Larry M. Robbins and Michael Seely. Additional information about the Trustees, as well as the Trust's executive officers, may be found in the Statement of Additional Information under the caption "Management of the Trust -- Trustees and Officers".

THE ADVISER
    Republic National Bank of New York serves as investment adviser to the Fund. The Adviser manages the investment and reinvestment of the assets of the Fund and continuously reviews, supervises and administers the Fund's investments pursuant to an Investment Advisory Contract (the "Investment Advisory Contract"). Subject to such policies as the Board of Trustees may determine, the Adviser places orders for the purchase and sale of the Fund's investments directly with brokers or dealers selected by it in its discretion. The Adviser does not place orders with the Distributor. For its services under the Investment Advisory Contract, the Adviser receives from the Fund a fee, payable monthly, at the annual rate of 0.15% of the Fund's average daily net assets.


    Republic is a wholly-owned subsidiary of Republic New York Corporation, a registered bank holding company. As of December 31, 1994, Republic was the 18th largest commercial bank in the United States measured by deposits and the 17th largest commercial bank measured by shareholder equity. Republic or an affiliate of Republic serves as investment adviser to the other series of the Trust. Republic currently provides investment advisory services for individuals, trusts, estates and institutions.


    Republic and its affiliates may have deposit, loan and other commercial banking relationships with the issuers of obligations purchased for the Fund, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of obligations so purchased. Republic and its affiliates deal, trade and invest for their own accounts in Municipal Obligations and are dealers of various types of Municipal Obligations. Republic and its affiliates may sell Municipal Obligations to, and purchase them from, other investment companies sponsored by Signature. The Adviser will not invest any Fund assets in any Municipal Obligation purchased from itself or any affiliate, although under certain circumstances such obligations may be purchased from other members of an underwriting syndicate in which Republic or an affiliate is a non-principal member. This restriction should not limit the amount or type of Municipal Obligations available to be purchased for the Fund. The Adviser has informed the Trust that, in making its investment decisions, it does not obtain or use material inside information in the possession of any division or department of Republic or in the possession of any affiliate of Republic.

    Based upon the advice of counsel, Republic believes that the performance of investment advisory and other services for the Fund will not violate the Glass-Steagall Act or other applicable banking laws or regulations. However, future statutory or regulatory changes, as well as future judicial or administrative decisions and interpretations of present and future statutes and regulations, could prevent Republic from continuing to perform such services for the Fund. If Republic were prohibited from acting as investment adviser to the Fund, it is expected that the Board of Trustees would recommend to Fund shareholders approval of a new investment advisory agreement with another qualified investment adviser selected by the Board or that the Board would recommend other appropriate action. If Republic were prohibited from acting as a Shareholder Servicing Agent for the Fund, the Trust would seek alternative means of providing such services.

THE DISTRIBUTOR AND SPONSOR
    Signature acts as sponsor and distributor to the Fund under a Distribution Contract. The Distributor may, out of its own resources, make payments to broker-dealers for their services in distributing Fund shares. Signature and its affiliates also serve as administrator and distributor of other investment companies. Signature is a wholly-owned subsidiary of Signature Financial Group, Inc.


    Pursuant to a Distribution Plan adopted by the Trust (the "Plan"), the Distributor is reimbursed from the Fund monthly (subject to a limit of 0.25% per annum of the Fund's average daily net assets) for costs and expenses incurred by the Distributor in connection with the distribution of Fund shares and for the provision of certain shareholder services with respect to Fund shares. Payments to the Distributor are for various types of activities, including: (1) payments to broker-dealers who advise shareholders regarding the purchase, sale or retention of Fund shares and who provide shareholders with personal services and account maintenance services ("service fees"), (2) payments to employees of the Distributor, and (3) printing and advertising expenses. Such payments by the Distributor to broker-dealers may be in amounts up to 0.25% per annum of the Fund's average daily net assets. It is currently intended that the aggregate fees paid to the Distributor pursuant to the Plan and to Shareholder Servicing Agents pursuant to the Administrative Services Plan will not exceed 0.25% per annum of the Fund's average daily net assets. Salary expense of Signature personnel who are responsible for marketing shares of the various portfolios of the Trust may be allocated to such portfolios on the basis of average net assets; travel expense is allocated to, or divided among, the particular portfolios for which it is incurred.


    Any payment by the Distributor or reimbursement of the Distributor from the Fund made pursuant to the Plan is contingent upon the Board of Trustees' approval. The Fund is not liable for distribution and shareholder servicing expenditures made by the Distributor in any given year in excess of the maximum amount (0.25% per annum of the Fund's average daily net assets) payable under the Plan in that year.

ADMINISTRATIVE SERVICES PLAN
    The Trust has adopted an Administrative Services Plan (the "Administrative Services Plan") with respect to the Fund which provides that the Trust may obtain the services of an administrator, a transfer agent, a custodian and one or more Shareholder Servicing Agents for the Fund, and may enter into agreements providing for the payment of fees for such services.

ADMINISTRATOR
    Pursuant to an Administrative Services Contract, Signature provides the Trust with general office facilities and supervises the overall administration of the Trust and the Fund, including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the independent contractors and agents of the Trust; the payment of the non-transaction based fees of the custodian; the preparation and filing of all documents required for compliance by the Trust with applicable laws and regulations; and arranging for the maintenance of books and records of the Trust and the Fund. Signature provides persons satisfactory to the Board of Trustees of the Trust to serve as Trustees and officers of the Trust. Such officers, as well as certain other employees and Trustees of the Trust, may be directors, officers or employees of Signature or its affiliates. For these services and facilities, Signature receives from the Fund fees payable monthly at an annual rate equal to 0.15% of the first $100 million of the Fund's average daily net assets; 0.12% of the next $100 million of such assets; 0.09% of the next $300 million of such assets; and 0.07% of such assets in excess of $500 million.

TRANSFER AGENT AND CUSTODIAN
    The Trust has entered into a Transfer Agency Agreement with Investors Bank & Trust Company ("IBT"), pursuant to which IBT acts as transfer agent for the Fund (the "Transfer Agent"). The Transfer Agent maintains an account for each shareholder of the Fund (unless such account is maintained by the shareholder's Shareholder Servicing Agent), performs other transfer agency functions and acts as dividend disbursing agent for the Fund. Pursuant to a Custodian Agreement, IBT also acts as the custodian of the Fund's assets (the "Custodian"). The Custodian's responsibilities include safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on the Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, and calculating the daily net asset value of shares of the Fund. Securities held for the Fund may be deposited into the Federal Reserve-Treasury Department Book Entry System or the Depositary Trust Company. The Custodian does not determine the investment policies of the Fund or decide which securities will be purchased or sold for the Fund. Assets of the Fund may, however, be invested in securities of the Custodian and the Trust may deal with the Custodian as principal in securities transactions for the Fund. For its services, IBT receives such compensation as may from time to time be agreed upon by it and the Trust.


SHAREHOLDER SERVICING AGENTS
    The Trust has entered into a shareholder servicing agreement (a "Servicing Agreement") with each Shareholder Servicing Agent pursuant to which a Shareholder Servicing Agent, as agent for its customers, among other things: answers customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares of the Fund may be effected and certain other matters pertaining to the Fund; assists shareholders in designating and changing dividend options, account designations and addresses; provides necessary personnel and facilities to establish and maintain shareholder accounts and records; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem shares; verifies and guarantees shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnishes (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) monthly and year-end statements and confirmations of purchases and redemptions; transmits, on behalf of the Trust, proxy statements, annual reports, updated prospectuses and other communications from the Trust to the Fund's shareholders; receives, tabulates and transmits to the Trust proxies executed by shareholders with respect to meetings of shareholders of the Fund or the Trust; and provides such other related services as the Trust or a shareholder may request. For these services, each Shareholder Servicing Agent receives a fee from the Fund, which may be paid periodically, determined by a formula based upon the number of accounts serviced by such Shareholder Servicing Agent during the period for which payment is being made, the level of activity in accounts serviced by such Shareholder Servicing Agent during such period, and the expenses incurred by such Shareholder Servicing Agent. It is currently intended that the aggregate fees paid to the Distributor pursuant to the Plan and to Shareholder Servicing Agents pursuant to the Administrative Services Plan will not exceed 0.25% per annum of the Fund's average daily net assets. Republic may act as a Shareholder Servicing Agent.

    The Trust understands that some Shareholder Servicing Agents also may impose certain conditions on their customers, subject to the terms of this Prospectus, in addition to or different from those imposed by the Trust, such as requiring a different minimum initial or subsequent investment, account fees (a fixed amount per transaction processed), compensating balance requirements (a minimum dollar amount a customer must maintain in order to obtain the services offered), or account maintenance fees (a periodic charge based on a percentage of the assets in the account or of the dividends paid on those assets). Each Shareholder Servicing Agent has agreed to transmit to its customers who are shareholders of the Fund appropriate prior written disclosure of any fees that it may charge them directly and to provide written notice at least 30 days prior to the imposition of any transaction fees. Conversely, the Trust understands that certain Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Shareholder Servicing Agent from the Fund with respect to those accounts.


    The Glass-Steagall Act prohibits certain financial institutions from engaging in the business of underwriting securities of open-end investment companies, such as shares of the Fund. The Trust engages banks as Shareholder Servicing Agents on behalf of the Fund only to perform administrative and shareholder servicing functions as described above. The Trust believes that the Glass-Steagall Act should not preclude a bank from acting as a Shareholder Servicing Agent. There is presently no controlling precedent regarding the performance of shareholder servicing activities by banks. Future changes in either federal statutes or regulations relating to the permissible activities of banks, as well as future judicial or administrative decisions and interpretations of present and future statutes and regulations, could prevent a bank from continuing to perform all or part of its servicing activities. If a bank were prohibited from so acting, its shareholder customers would be permitted to remain Fund shareholders and alternative means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the Fund might occur and a shareholder serviced by such bank might no longer be able to avail himself of any automatic investment or other services then being provided by such bank. The Trustees of the Trust do not expect that shareholders of the Fund would suffer any adverse financial consequences as a result of these occurrences.


OTHER EXPENSES
    The Fund bears all costs of its operations other than expenses specifically assumed by the Distributor or the Adviser. See "Management of the Trust -- Expenses and Expense Limits" in the Statement of Additional Information. Trust expenses directly attributable to the Fund are charged to the Fund; other expenses are allocated proportionately among all the portfolios in the Trust in relation to the net assets of each portfolio. For the period from November 17, 1994 (commencement of operations) to October 31, 1995, the Fund's operating expenses equaled 0.41% of its average daily net assets.

                        DETERMINATION OF NET ASSET VALUE
    The net asset value of each of the shares of the Fund is determined on each day on which the New York Stock Exchange is open for trading ("Fund Business Day"). This determination is made once during each such day as of 12:00 noon, New York time, by dividing the value of the Fund's net assets (i.e., the value of its assets less its liabilities, including expenses payable or accrued) by the number of shares of the Fund outstanding at the time the determination is made. It is anticipated that the net asset value of each share of the Fund will remain constant at $1.00 (although no assurance can be given that it will be so constant on a continuing basis) and specific investment policies and procedures, including the use of the amortized cost valuation method, are being employed to accomplish this result. Income earned on the Fund's investments is accrued daily and the Net Income, as defined under "Dividends and Distributions" on page 19, is declared each Fund Business Day as a dividend.


                              PURCHASE OF SHARES
    Shares of the Fund may be purchased without a sales load at their net asset value next determined after an order is transmitted to and accepted by the Distributor or is received by a Shareholder Servicing Agent or a securities broker if it is transmitted to and accepted by the Distributor. Purchases are therefore effected on the same day the purchase order is received by the Distributor provided such order is received prior to 12:00 noon, New York time, on any Fund Business Day. Shares purchased earn dividends from and including the day the purchase is effected. It is anticipated that the net asset value of $1.00 per share of the Fund will remain constant, and although no assurance can be given that it will be so constant on a continuing basis, specific investment policies and procedures are being employed to accomplish this result.

    The Trust intends the Fund to be as fully invested at all times as is reasonably practicable in order to enhance the yield on its assets. Accordingly, in order to make investments which will immediately generate income, the Trust must have federal funds available for the Fund (i.e., monies credited by a Federal Reserve Bank to the account of the Fund with the Fund's custodian bank). Each Shareholder Servicing Agent and securities broker has agreed to provide federal funds for each purchase at the time it transmits the order for such purchase to the Distributor and the Distributor has agreed to provide the Fund with federal funds for each purchase including those made directly through the Distributor. Therefore, each shareholder and prospective investor should be aware that if he does not have sufficient funds on deposit with, or otherwise immediately available to, the Distributor, his Shareholder Servicing Agent or his securities broker, there may be a delay in transmitting and effecting the purchase order since his check, bank draft, money order or similar negotiable instrument will have to be converted into federal funds. If such a delay is necessary, it is expected that in most cases it would not be longer than two business days.

    While there is no sales load on purchases of Fund shares, the Distributor may receive fees from the Fund. See "Management of the Trust -- Distributor and Sponsor". Other funds which have investment objectives similar to those of the Fund but which do not pay some or all of such fees from their assets may offer a higher yield.

    All purchase payments are invested in full and fractional shares of the Fund. The Trust reserves the right to cease offering shares of the Fund for sale at any time or to reject any order for the purchase of shares of the Fund.

    An investor may purchase shares of the Fund through the Distributor directly or by authorizing his Shareholder Servicing Agent or his securities broker to purchase such shares on his behalf through the Distributor.

    Exchange Privilege. By contacting the Transfer Agent or his Shareholder Servicing Agent or his securities broker, a shareholder may exchange some or all of his Fund shares for shares of one or more other Republic Funds at net asset value without a sales charge, if the sales charge of the Republic Fund being exchanged into is less than or equal to the current sales charge of the Fund (or, if his Fund shares were acquired by an exchange from another Republic Fund, the current sales charge of that other Republic Fund). An exchange may result in a change in the number of shares held, but, when no sales charge is imposed, not in the value of such shares immediately after the exchange. Each exchange involves the redemption of the Fund shares to be exchanged and the purchase of the shares of the other Republic Fund.

    The exchange privilege (or any aspect of it) may be changed or discontinued upon 60 days' written notice to shareholders and is available only to shareholders in states in which such exchanges may be legally made. A shareholder considering an exchange should obtain and read the prospectus of the other Republic Fund and consider the differences in investment objectives and policies before making any exchange.

DIRECTLY THROUGH THE DISTRIBUTOR
    For each shareholder who purchases Fund shares directly through the Distributor, the Trust, as the shareholder's agent, establishes an open account to which all shares purchased are credited together with any dividends and capital gains distributions which are paid in additional shares. See "Dividends and Distributions". The minimum initial investment is $1,000 and the minimum subsequent investment is $100. Initial and subsequent purchases may be made by writing a check (in U.S. dollars) payable to The Republic Funds -- New York Tax Free Money Market Fund and mailing it to:

            The Republic Funds
            c/o Investors Bank & Trust Company
            P.O. Box 1537  MFD23
            Boston, Massachusetts 02205-1537

    In the case of an initial purchase, the check must be accompanied by a completed Purchase Application.

    In the case of subsequent purchases, a shareholder may transmit purchase payments by wire directly to the Fund's custodian bank at the following address:

            Investors Bank & Trust Company
            Boston, Massachusetts
            Attn: Transfer Agent
            ABA # 011001438
            Acct. # 5999-99451
            For further credit to the Republic Funds (New York Tax Free Money Market Fund, account name, account #)

    The wire order must specify the Fund, the account name, number, confirmation number, address, amount to be wired, name of the wiring bank and name and telephone number of the person to be contacted in connection with the order.

    Automatic Investment Plan. The Trust offers a plan for regularly investing specified dollar amounts ($25.00 minimum in monthly, quarterly, semi-annual or annual intervals) in the Fund. If an Automatic Investment Plan is selected, subsequent investments will be automatic and will continue until such time as the Trust and the investor's bank are notified to discontinue further investments. Due to the varying procedure to prepare, process and forward the bank withdrawal information to the Trust, there may be a delay between the time of the bank withdrawal and the time the money reaches the Fund. The investment in the Fund will be made at the net asset value per share determined on the day that both the check and the bank withdrawal data are received in required form by the Distributor. Further information about the plan may be obtained from IBT at the telephone number listed on the back cover.

    For further information on how to purchase shares of the Fund directly from the Distributor, an investor should contact the Distributor (see back cover for address and phone number).

THROUGH A SHAREHOLDER SERVICING AGENT OR A SECURITIES BROKER
    Shares of the Fund are being offered to the public, to customers of a Shareholder Servicing Agent and to customers of a securities broker that has entered into a dealer agreement with the Distributor. Shareholder Servicing Agents and securities brokers may offer services to their customers, including specialized procedures for the purchase and redemption of Fund shares, such as pre-authorized or automatic purchase and redemption programs and "sweep" checking programs. Each Shareholder Servicing Agent and securities broker may establish its own terms, conditions and charges, including limitations on the amounts of transactions, with respect to such services. Charges for these services may include fixed annual fees, account maintenance fees and minimum account balance requirements. The effect of any such fees will be to reduce the net return on the investment of customers of that Shareholder Servicing Agent or securities broker. Conversely, certain Shareholder Servicing Agents may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Shareholder Servicing Agent from the Fund, which will have the effect of increasing the net return on the investment of such customers of those Shareholder Servicing Agents.

    Shareholder Servicing Agents and securities brokers may transmit purchase payments on behalf of their customers by wire directly to the Fund's custodian bank by following the procedures described above.

    For further information on how to direct a securities broker or a Shareholder Servicing Agent to purchase shares of the Fund, an investor should contact his securities broker or his Shareholder Servicing Agent (see back cover for address and phone number).

                             REDEMPTION OF SHARES
    A shareholder may redeem all or any portion of the shares in his account at any time at the net asset value (normally $1.00 per share) next determined after a redemption order in proper form is furnished by the shareholder to the Transfer Agent, with respect to shares purchased directly through the Distributor, or to his securities broker or his Shareholder Servicing Agent and is transmitted by it to and is received by the Transfer Agent. Redemptions are effected on the same day the redemption order is received by the Transfer Agent provided such order is received prior to 12:00 noon, New York time, on any Fund Business Day. Shares redeemed earn dividends up to and including the day prior to the day the redemption is effected.

    The proceeds of a redemption are normally paid from the Fund in federal funds on the Fund Business Day on which the redemption is effected, but in any event within seven days. The right of any shareholder to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period in which the New York Stock Exchange is closed (other than weekends or holidays) or trading on such Exchange is restricted or, to the extent otherwise permitted by the 1940 Act, if an emergency exists. To be in a position to eliminate excessive expenses, the Trust reserves the right to redeem upon not less than 30 days' notice all shares of the Fund in an account which has a value below $50. However, a shareholder will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account.

    Unless shares of the Fund have been purchased directly from the Distributor, a shareholder may redeem shares of the Fund only by authorizing his securities broker or his Shareholder Servicing Agent to redeem such shares on his behalf (since the account and records of such a shareholder are established and maintained by his securities broker or his Shareholder Servicing Agent). For further information as to how to direct a securities broker or a Shareholder Servicing Agent to redeem shares of the Fund, a shareholder should contact his securities broker or his Shareholder Servicing Agent (see back cover for address and phone number).

REDEMPTION OF SHARES PURCHASED DIRECTLY THROUGH THE DISTRIBUTOR
    Redemption by Letter. Redemptions may be made by letter to the Transfer Agent specifying the dollar amount or number of shares to be redeemed, account number and the Fund. The letter must be signed in exactly the same way the account is registered (if there is more than one owner of the shares all must sign). In connection with a written redemption request, all signatures of all registered owners or authorized parties must be guaranteed by an Eligible Guarantor Institution, which includes a domestic bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. The Fund's transfer agent, however, may reject redemption instructions if the guarantor is neither a member or not a participant in a signature guarantee program (currently known as "STAMP", "SEMP", or "NYSE MPS"). Corporations, partnerships, trusts or other legal entities may be required to submit additional documentation.

    An investor may redeem shares in any amount by written request mailed to the Transfer Agent at the following address:

            The Republic Funds
            c/o Investors Bank & Trust Company
            P.O. Box 1537  MFD23
            Boston, Massachusetts 02205-1537

    Checks for redemption proceeds normally will be mailed within seven days, but will not be mailed until all checks in payment for the purchase of the shares to be redeemed have been cleared, which may take up to 15 days or more. Unless other instructions are given in proper form, a check for the proceeds of a redemption will be sent to the shareholder's address of record.

    Redemption by Wire or Telephone. An investor may redeem Fund shares by wire or by telephone if he has checked the appropriate box on the Purchase Application or has filed a Telephone Authorization Form with the Trust. These redemptions may be paid from the Fund by wire or by check. The Trust reserves the right to refuse telephone wire redemptions and may limit the amount involved or the number of telephone redemptions. The telephone redemption procedure may be modified or discontinued at any time by the Trust. Instructions for wire redemptions are set forth in the Purchase Application. The Trust employs reasonable procedures to confirm that instructions communicated by telephone are genuine. For instance, the following information must be verified by the shareholder or broker at the time a request for a telephone redemption is effected: (1) shareholder's account number; (2) shareholder's social security number; and (3) name and account number of shareholder's designated securities dealer or bank. If the Trust fails to follow these or other established procedures, it may be liable for any losses due to unauthorized or fraudulent instructions.

    Check Redemption Service. Shareholders may redeem shares of the Fund by means of a Check Redemption Service. If shares are held in book credit form and the Check Redemption Service has been elected on the Purchase Application on file with the Trust, redemptions of shares may be made by using redemption checks provided by the Trust. There is no charge for this service. Checks must be written for amounts of $250 or more, may be payable to anyone and negotiated in the normal way. If more than one shareholder owns the shares, all must sign the check unless an election has been made to require only one signature on checks and that election has been filed with the Trust.

    Shares represented by a redemption check continue to earn daily income until the check clears the banking system. When honoring a redemption check, the Trust causes the redemption of exactly enough full and fractional Fund shares from an account to cover the amount of the check. The Check Redemption Services may be terminated at any time by the Trust.

    If the Check Redemption Service is requested for an account in the name of a corporation or other institution, additional documents must be submitted with the application, i.e., corporations (Certification of Corporate Resolution), partnerships (Certification of Partnership) and trusts (Certification of Trustees). In addition, since the share balance of each Fund account is changing on a daily basis, the total value of a Fund account cannot be determined in advance and a Fund account cannot be closed or entirely redeemed by check.

                         DIVIDENDS AND DISTRIBUTIONS
    The Net Income of the Fund, as defined below, is determined each Fund Business Day (and on such other days as the Trustees deem necessary in order to comply with Rule 22c-1 under the 1940 Act). This determination is made once during each such day as of 12:00 noon, New York time. All the Net Income of the Fund so determined is declared in shares of the Fund as a dividend to shareholders of record at the time of such determination. Shares begin accruing dividends on the day they are purchased. Dividends are distributed monthly on the last business day of each month. Unless a shareholder elects to receive dividends in cash (subject to the policies of the shareholder's Shareholder Servicing Agent or securities broker), dividends are distributed in the form of additional shares of the Fund at the rate of one share (and fraction thereof) of the Fund for each one dollar (and fraction thereof) of dividend income.

    For this purpose the Net Income of the Fund (from the time of the immediately preceding determination thereof) shall consist of (i) all income accrued, less the amortization of any premium, on the assets of the Fund, less
(ii) all actual and accrued expenses determined in accordance with generally accepted accounting principles. Interest income includes discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity, but does not include any net realized gains or losses on the assets of the Fund. Obligations held in the Fund's portfolio are valued at amortized cost, which the Trustees of the Trust have determined in good faith constitutes fair value for the purposes of complying with the 1940 Act. This method provides certainty in valuation, but may result in periods during which the stated value of an obligation held for the Fund is higher or lower than the price the Fund would receive if the obligation were sold. This valuation method will continue to be used until such time as the Trustees of the Trust determine that it does not constitute fair value for such purposes.

    Since the Net Income of the Fund is declared as a dividend each time the Net Income of the Fund is determined, the net asset value per share of the Fund is expected to remain at $1.00 per share immediately after each such determination and dividend declaration. Any increase in the value of a shareholder's investment in the Fund, representing the reinvestment of dividend income, is reflected by an increase in the number of shares of the Fund in his account.

    It is expected that the Fund will have a positive Net Income at the time of each determination thereof. If for any reason the Net Income of the Fund determined at any time is a negative amount, which could occur, for instance, upon default by an issuer of an obligation held in the Fund's portfolio, the negative amount with respect to each shareholder account would first be offset from the dividends declared during the month with respect to each such account. If and to the extent that such negative amount exceeds such declared dividends at the end of the month, the number of outstanding Fund shares would be reduced by treating each shareholder as having contributed to the capital of the Fund that number of full and fractional shares in the account of such shareholder which represents his proportion of the amount of such excess. Each shareholder will be deemed to have agreed to such contribution in these circumstances by his investment in the Fund. Thus, the net asset value per share of the Fund will be maintained at a constant $1.00.


                                 TAX MATTERS
    This discussion is intended for general information only. An investor should consult with his own tax advisor as to the tax consequences of an investment in the Fund, including the status of distributions from the Fund under applicable state or local law and the possible applicability of a federal alternative minimum tax to a portion of the distributions from the Fund.


FEDERAL INCOME TAXES
    Each year, the Trust intends to qualify the Fund and elect that the Fund be treated as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, the Fund must meet certain income, distribution and diversification requirements. Provided such requirements are met and all investment company taxable income and realized capital gains of the Fund are distributed to shareholders in accordance with the timing requirements imposed by the Code, no federal (or New York State or New York City) income or excise taxes will be paid by the Fund on amounts so distributed.

    After the end of each calendar year, each shareholder receives a statement setting forth the federal, New York State and New York City personal income tax status of all dividends and capital gains distributions, if any, made during that calendar year.

    In accordance with the Fund's investment objective, it is expected that most of the Fund's net income will be attributable to interest from Municipal Obligations and, as a result, most of the dividends to Fund shareholders will be designated by the Trust as "exempt-interest dividends" under the Code, which may be treated as items of interest excludible from a shareholder's gross income. Since the preservation of capital and liquidity are important aspects of the Fund's investment objective, the Trust may from time to time invest a portion of the Fund's assets in short-term obligations the interest on which is not exempt from federal income taxes. Moreover, dividends attributable to interest on certain Municipal Obligations which may be purchased for the Fund may be treated as a tax preference item for shareholders potentially subject to an alternative minimum tax and all exempt- interest dividends may increase a corporate shareholder's alternative minimum tax. Although it is not intended, it is possible that the Fund may realize short-term or long-term capital gains or losses from its portfolio transactions. Any distributions from net short-term capital gains would be taxable to shareholders as ordinary income and any distributions from net long-term capital gains would be taxable to shareholders as long-term capital gains regardless of how long they have held their shares.

    Dividends and capital gains distributions, if any, paid to shareholders are treated in the same manner for federal, New York State and New York City income tax purposes whether received in cash or reinvested in additional shares of the Fund.

    The Code provides that interest on indebtedness incurred, or continued, to purchase or carry shares of the Fund is not deductible. Further, exempt-interest dividends are taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to federal income tax. Finally, entities or persons who may be "substantial users" (or persons related to "substantial users") of facilities financed by industrial development bonds should consult their tax advisors before purchasing shares of the Fund.

STATE AND LOCAL TAXES
    The exemption for federal income tax purposes of dividends derived from interest on Municipal Obligations does not necessarily result in an exemption under the income or other tax laws of any state or local taxing authority. However, to the extent that dividends are derived from interest on New York Municipal Obligations, the dividends will also be excluded from the gross income of a New York individual resident shareholder for New York State and New York City personal income tax purposes.

    DIVIDENDS FROM THE FUND ARE NOT EXCLUDED IN DETERMINING NEW YORK STATE OR NEW YORK CITY FRANCHISE TAXES ON CORPORATIONS AND FINANCIAL INSTITUTIONS.

    The Trust is organized as a Massachusetts business trust and, under current law, is not liable for any income or franchise tax in the Commonwealth of Massachusetts as long as each series of the Trust (including the Fund) qualifies as a "regulated investment company" under the Code.

              DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES
    The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (par value $0.001 per share) and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. The shares of each series participate equally in the earnings, dividends and assets of the particular series. Currently, the Trust has eight series of shares, each of which constitutes a separately managed fund. The Trust reserves the right to create additional series of shares.

    Each share of the Fund represents an equal proportionate interest in the Fund with each other share. Shares have no preference, pre-emptive, conversion or similar rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote. Each Shareholder Servicing Agent has agreed to transmit all proxies and voting materials from the Trust to their customers who are beneficial owners of the Fund and such Shareholder Servicing Agents have agreed to vote as instructed by such customers. The Trust is not required and has no current intention to hold annual meetings of shareholders although the Trust will hold special meetings of Fund shareholders when in the judgment of the Trustees of the Trust it is necessary or desirable to submit matters for a shareholder vote. Shareholders of each series generally vote separately, for example, to approve investment advisory agreements or changes in fundamental investment policies or restrictions, but shareholders of all series may vote together to the extent required under the 1940 Act, such as in the election or selection of Trustees, principal underwriters and accountants for the Trust.

    Shareholders of the Fund have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees by a specified number of shareholders) the right to communicate with other shareholders of the Trust in connection with requesting a meeting of shareholders of the Trust for the purpose of removing one or more Trustees. Shareholders of the Trust also have the right to remove one or more Trustees without a meeting by a declaration in writing by a specified number of shareholders. Upon liquidation or dissolution of the Fund, shareholders of the Fund would be entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

    The Trust's Declaration of Trust provides that, at any meeting of shareholders of the Fund or the Trust, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements.

    The Trust is an entity of the type commonly known as a "Massachusetts business trust". Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

                           PERFORMANCE INFORMATION
    From time to time the Trust may provide annualized "yield", "effective yield" and "tax equivalent yield" quotations for the Fund in advertisements, shareholder reports or other communications to shareholders and prospective investors. The methods used to calculate the Fund's yield, effective yield and tax equivalent yield are mandated by the Securities and Exchange Commission. The "yield" of the Fund refers to the income generated by an investment in the Fund over a seven day period (which period will be stated in any such advertisement or communication). This income is then "annualized". That is, the amount of income generated by the investment during that seven day period is assumed to be generated each week over a 365 day period and is shown as a percentage of the investment. The "effective yield" is calculated similarly, but when annualized the income earned by the investment during that seven day period is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. The "tax equivalent yield" refers to the yield that a fully taxable money market fund would have to generate, given a stated aggregate state and local income tax rate, in order to produce an after-tax yield equivalent to that of the Fund. The use of a tax equivalent yield allows investors to compare the yield of the Fund, all or a significant portion of which is exempt from federal, New York State and New York City personal income taxes, with yields of funds which are not so tax exempt.

    Since these yield, effective yield and tax equivalent yield quotations are based on historical earnings and since the Fund's yield, effective yield and tax equivalent yield fluctuate from day to day, these quotations should not be considered as an indication or representation of the Fund's yield, effective yield or tax equivalent yield in the future. Any performance information should be considered in light of the Fund's investment objective and policies, characteristics and quality of the Fund's portfolio and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future. From time to time the Trust may also use comparative performance information in such an advertisement or communication, including the performance of unmanaged indices, the performance of the Consumer Price Index (as a measure for inflation), and data from Lipper Analytical Services, Inc., Bank Rate MonitorTM, IBC/Donoghue's Money Fund Report and other industry publications.

    Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the yield of the Fund varies based on the type, quality and maturities of the obligations held for the Fund, fluctuations in short-term interest rates, and changes in the expenses of the Fund. These factors and possible differences in the methods used to calculate yields should be considered when comparing the yield of the Fund to yields published for other investment companies or other investment vehicles.

    A Shareholder Servicing Agent or a securities broker may charge its customers direct fees in connection with an investment in the Fund, which will have the effect of reducing the net return on the investment of customers of that Shareholder Servicing Agent or that securities broker. Conversely, the Trust has been advised that certain Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Shareholder Servicing Agent from the Fund, which will have the effect of increasing the net return on the investment of such customers of those Shareholder Servicing Agents. Such customers may be able to obtain through their Shareholder Servicing Agent or securities broker quotations reflecting such decreased or increased return.

    The yield, effective yield and tax equivalent yield of the Fund are not fixed or guaranteed, and an investment in the Fund is not insured. The Trust's Statement of Additional Information with respect to the Fund includes more detailed information concerning the calculation of yield, effective yield and tax equivalent yield quotations for the Fund.

SHAREHOLDER INQUIRIES
    All shareholder inquiries should be directed to the Trust, 6 St. James Avenue, Boston, Massachusetts 02116.

        GENERAL AND ACCOUNT INFORMATION     (800) 782-8183 (TOLL FREE)

                             --------------------


    The Trust's Statement of Additional Information, dated January 26, 1996, with respect to the Fund contains more detailed information about the Fund, including information related to (i) the Fund's investment restrictions, (ii) the Trustees and officers of the Trust and the Adviser and Sponsor of the Fund,
(iii) portfolio transactions, (iv) the Fund's shares, including rights and liabilities of shareholders, and (v) additional yield information, including the method used to calculate the annualized yield, effective yield and tax equivalent yield of the Fund.

                                                                    APPENDIX A

                     DESCRIPTION OF MUNICIPAL OBLIGATIONS
    There are four major varieties of state and municipal notes: Tax and Revenue Anticipation Notes ("TRANs"); Tax Anticipation Notes ("TANs"); Revenue Anticipation Notes ("RANs"); and Bond Anticipation Notes ("BANs").

    TRANs, TANs and RANs are issued by states, municipalities and other tax-exempt issuers to finance short-term cash needs or, occasionally, to finance construction. Most TRANs, TANs and RANs are general obligations of the issuing entity payable from taxes or designated revenues, respectively, expected to be received within the related fiscal period.

    BANs are issued with the expectation that principal and interest of the maturing notes will be paid out of proceeds from notes or bonds to be issued concurrently or at a later date. BANs are issued by both general obligation and revenue bond issuers usually to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.

    Municipal bonds are debt obligations of states, cities, counties, municipalities and municipal agencies and authorities (all of which are generally referred to as "municipalities") which generally have a maturity at the time of issue of one year or more and which are issued to raise funds for various public purposes such as construction of a wide range of public facilities, to refund outstanding obligations and to obtain funds for institutions and facilities.

    The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Issuers of general obligation bonds include states, counties, cities, towns and other governmental units. The principal of, and interest on, revenue bonds are payable from the income of specific projects or authorities and generally are not supported by the issuer's general power to levy taxes. In some cases, revenues derived from specific taxes are pledged to support payments on a revenue bond.

    In addition, certain kinds of industrial development bonds ("IDBs") are issued by or on behalf of public authorities to provide funding for various privately operated industrial facilities such as warehouse, office, plant and store facilities, and environmental and pollution control facilities. Interest on the IDBs is generally exempt, with certain exceptions, from federal income tax pursuant to Section 103(a) of the Internal Revenue Code, provided the issuer and corporate obligor thereof continue to meet certain conditions. IDBs are, in most cases, revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. The payment of the principal and interest on IDBs usually depends solely on the ability of the user of the facilities financed by the bonds or other guarantor to meet its financial obligations and, in certain instances, the pledge of real and personal property as security for payment. In the case of many IDBs, there is no established secondary market for their purchase or sale and therefore they may not be readily marketable. However, the IDBs or the participation interests in IDBs purchased by the Fund will have liquidity because they generally will be supported by demand features to "high quality" banks, insurance companies or other financial institutions which may be exercised by the Fund. In some cases, these demand features may not be exercisable in the event of a default on the underlying IDB. (See "Investment Objective, Policies and Restrictions -- Variable Rate Instruments and Participation Interests" in the Statement of Additional Information.)

                           DESCRIPTION OF RATINGS*
    The ratings of Moody's Investors Service, Inc., Standard & Poor's Corporation and Fitch Investors Service, Inc. represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields while Municipal Obligations of the same maturity and coupon with different ratings may have the same yield.

                DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S
                      TWO HIGHEST LONG-TERM DEBT RATINGS:
   Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

        Note: Those bonds in the Aa group which Moody's believes possess the strongest investment attributes are designated by the symbol Aa 1.

          DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S TWO HIGHEST
                      RATINGS OF STATE AND MUNICIPAL NOTES:
     Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade ("MIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, such as long-term secular trends, may be less important over the short run. A short-term rating may also be assigned on an issue having a demand feature. Such ratings will be designated as "VMIG" or, if the demand feature is not rated, as "NR". Short-term ratings on issues with demand features are differentiated by the use of the "VMIG" symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met. Symbols used are as follows:

    MIG 1/VMIG 1 -- Notes bearing this designation are of the best quality, with strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

    MIG 2/VMIG 2 -- Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

                DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S
                     TWO HIGHEST COMMERCIAL PAPER RATINGS:
    Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior short-term debt obligations not having an original maturity in excess of one year.

--------------
*As described by the rating agencies. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

    Issuers rated PRIME-1 (or related supporting institutions) have a superior capacity for repayment of senior short-term debt obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in well established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity.

    Issuers rated PRIME-2 (or related supporting institutions) have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                 DESCRIPTION OF STANDARD & POOR'S CORPORATION'S
                       TWO HIGHEST LONG-TERM DEBT RATINGS:

    AAA -- Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

    AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

    Plus (+) or Minus (-): The AA rating may be modified by the addition of a plus or minus sign to show relative standing within the AA rating category.

                 DESCRIPTION OF STANDARD & POOR'S CORPORATION'S
                TWO HIGHEST RATINGS OF STATE AND MUNICIPAL NOTES:

    A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

    -- Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

    -- Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

    Note rating symbols are as follows:

      SP-1 -- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

      SP-2 -- Satisfactory capacity to pay principal and interest.

                 DESCRIPTION OF STANDARD & POOR'S CORPORATION'S
                      TWO HIGHEST COMMERCIAL PAPER RATINGS:

    A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

    A -- Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

    A-1 -- This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

    A-2 -- Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

          DESCRIPTION OF STANDARD & POOR'S CORPORATION'S DUAL RATINGS:

    Standard & Poor's assigns "dual" ratings to all long-term debt issues that have as part of their provisions a demand or double feature.

    The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are used to denote the put option (for example, "AAA/A-1+"). For demand notes, the note rating symbols are used with the commercial paper symbols (for example, "SP-1+/A-1+").

   DESCRIPTION OF FITCH INVESTORS SERVICE, INC.'S TWO HIGHEST BOND RATINGS:

    The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

    AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

    AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

    Plus (+) or Minus (-): The AA rating may be modified by the addition of a plus or minus sign to show relative standing within the AA rating category.

                 DESCRIPTION OF FITCH INVESTORS SERVICE, INC'S
               THREE HIGHEST RATINGS OF STATE AND MUNICIPAL NOTES:

    The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

    F-1+ -- Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

    F-1 -- Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+".

    F-2 -- Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.

                 DESCRIPTION OF FITCH INVESTORS SERVICE, INC.'S
                     THREE HIGHEST COMMERCIAL PAPER RATINGS:

    The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

    F-1+ -- Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

    F-1 -- Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+".

    F-2 -- Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.

                                                                    APPENDIX B

                       TAXABLE EQUIVALENT YIELD TABLES

    The tables below show the approximate taxable yields which are equivalent to tax-exempt yields, for the ranges indicated, under (i) federal and New York State personal income tax laws, and (ii) federal, New York State and New York City personal income tax laws, in each case as they apply to the revised 1994 federal rates and the existing 1994 New York State rates. Such yields may differ under the laws applicable to subsequent years if the effect of any such law is to change any tax bracket or the amount of taxable income which is applicable to a tax bracket. Separate calculations, showing the applicable taxable income brackets, are provided for investors who file single returns and for those investors who file joint returns.

                                               FEDERAL AND NEW YORK STATE TABLE
---------------------------------------------------------------------------------------------------------------------------------
           TAXABLE INCOME*                                                     TAX-EXEMPT YIELD
--------------------------------------  INCOME    -------------------------------------------------------------------------------
      SINGLE              JOINT           TAX     2.00%   2.50%   3.00%   3.50%   4.00%   4.50%   5.00%   5.50%    6.00%    6.50%
      RETURN              RETURN       BRACKET**                          EQUIVALENT TAXABLE YIELD
---------------------------------------------------------------------------------------------------------------------------------
Over  But Not Over  Over  But Not Over
                    $      0-$ 38,000    20.16%   2.51%   3.13%   3.76%   4.38%   5.01%   5.64%   6.26%   6.89%    7.52%    8.14%
$      0-$ 22,750                        20.37%   2.51%   3.14%   3.77%   4.40%   5.02%   5.65%   6.28%   6.91%    7.53%    8.16%
                    $ 38,001-$ 91,850    33.47%   3.01%   3.76%   4.51%   5.26%   6.01%   6.76%   7.52%   8.27%    9.02%    9.77%
$ 22,751-$ 55,100                        33.47%   3.01%   3.76%   4.51%   5.26%   6.01%   6.76%   7.52%   8.27%    9.02%    9.77%
                    $ 91,851-$140,000    36.24%   3.14%   3.92%   4.71%   5.49%   6.27%   7.06%   7.84%   8.63%    9.41%   10.19%
$ 55,501-$115,000                        36.24%   3.14%   3.92%   4.71%   5.49%   6.27%   7.06%   7.84%   8.63%    9.41%   10.19%
$115,001-$250,000   $140,001-$250,000    40.86%   3.38%   4.23%   5.07%   5.92%   6.76%   7.61%   8.45%   9.30%   10.15%   10.99%
$250,001            $250,001             44.19%   3.58%   4.48%   5.38%   6.27%   7.17%   8.06%   8.96%   9.85%   10.75%   11.65%

----------
 * Net amount subject to federal and New York State personal income tax after deductions and exemptions.
** Effective combined federal and state tax bracket. State tax rate based on the average state rate for the federal income tax bracket and 1994 state tax rate.

                                        FEDERAL, NEW YORK STATE AND NEW YORK CITY TABLE
---------------------------------------------------------------------------------------------------------------------------------
           TAXABLE INCOME*                                                     TAX-EXEMPT YIELD
--------------------------------------  INCOME    -------------------------------------------------------------------------------
      SINGLE              JOINT           TAX     2.00%   2.50%   3.00%   3.50%   4.00%   4.50%   5.00%   5.50%    6.00%    6.50%
      RETURN              RETURN       BRACKET**                          EQUIVALENT TAXABLE YIELD
---------------------------------------------------------------------------------------------------------------------------------
Over  But Not Over  Over  But Not Over
                    $      0-$ 38,000    23.14%   2.60%   3.25%   3.90%   4.55%   5.20%   5.85%   6.51%    7.16%   7.81%    8.46%
$      0-$ 22,750                        23.40%   2.61%   3.26%   3.92%   4.57%   5.22%   5.87%   6.53%    7.18%   7.83%    8.49%
                    $ 38,001-$ 91,850    36.64%   3.16%   3.93%   4.73%   5.52%   6.31%   7.10%   7.89%    8.68%   9.47%   10.26%
$ 22,751-$ 55,100                        36.63%   3.16%   3.95%   4.73%   5.52%   6.31%   7.10%   7.89%    8.68%   9.47%   10.26%
                    $ 91,851-$140,000    39.30%   3.29%   4.12%   4.94%   5.77%   6.59%   7.41%   8.24%    9.06%   9.88%   10.71%
$ 55,101-$115,000                        39.31%   3.30%   4.12%   4.94%   5.77%   6.59%   7.41%   8.24%    9.06%   9.89%   10.71%
$115,001-$250,000   $140,001-$250,000    43.71%   3.55%   4.44%   5.33%   6.22%   7.11%   7.99%   8.88%    9.77%  10.66%   11.55%
$250,001            $250,001             46.88%   3.77%   4.71%   5.65%   6.59%   7.53%   8.41%   9.41%   10.35%  11.30%   12.24%

----------
 * Net amount subject to federal, New York State and New York City personal income tax after deductions and exemptions.
** Effective combined federal, state and city tax bracket. State and city tax rates based on the average rate for the federal tax bracket and 1994 state tax rates, including surcharges.

    While it is expected that most of the dividends paid to the shareholders of the Fund will be exempt from federal, New York State and New York City personal income taxes, portions of such dividends from time to time may be subject to such taxes.

Note: The information in the tables is presented as of October 25, 1994.

-----
REPUBLIC
   NEW YORK TAX FREE
        MONEY MARKET
                FUND

INVESTMENT ADVISER
Republic National Bank of New York
452 Fifth Avenue
New York, NY 10018


ADMINISTRATOR, DISTRIBUTOR AND SPONSOR
Signature Broker-Dealer Services, Inc.
6 St. James Avenue
Boston, MA 02116
(617) 423-0800


CUSTODIAN AND TRANSFER AGENT
Investors Bank & Trust Company
89 South Street
Boston, MA 02111
(800) 782-8183


INDEPENDENT AUDITORS
KPMG Peat  Marwick
99 High Street
Boston, MA 02110


LEGAL COUNSEL
Dechert Price & Rhoads
1500 K Street, N.W.
Washington, D.C. 20005


SHAREHOLDER SERVICING AGENTS:
Republic National Bank of New York
Republic Bank For Savings
452 Fifth Avenue
New York, NY 10018
(800) 782-8183


FOR NON-REPUBLIC CLIENTS:
Investors Bank & Trust Company
89 South Street
Boston, MA 02111
(800) 782-8183




        -----

        REPUBLIC

           NEW YORK TAX FREE

                MONEY MARKET

                        FUND



        PROSPECTUS
          January 26, 1996

REPUBLIC NEW YORK TAX FREE BOND FUND
SIX ST. JAMES AVENUE, BOSTON, MASSACHUSETTS 02116
------------------------------------------------------------------------------
ACCOUNT AND GENERAL INFORMATION: (800) 782-8183 (TOLL FREE)


    Republic New York Tax Free Bond Fund (the "Fund") is a non-diversified separate series (portfolio) of the Republic Funds (the "Trust"), an open-end, management investment company which currently consists of six funds, each of which has different and distinct investment objectives and policies. Shares of the Fund are being offered by this Prospectus. Republic National Bank of New York ("Republic" or the "Adviser") continuously manages the investment portfolio of the Fund.


    The investment objective of the Fund is to provide shareholders of the Fund with monthly dividends exempt from regular federal, New York State and New York City personal income taxes as well as to protect the value of its shareholders' investment. The Trust seeks to achieve the investment objective of the Fund by investing the assets of the Fund primarily in a non-diversified portfolio of municipal bonds and notes and other debt instruments the interest on which is exempt from regular federal, New York State and New York City personal income taxes. There can be no assurance that the investment objective of the Fund will be achieved.

    AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, REPUBLIC OR ANY OTHER BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

    Shares of the Fund are continuously offered for sale at net asset value with no sales charge by Signature Broker-Dealer Services, Inc. ("Signature" or the "Distributor") (i) directly to the public, (ii) to customers of a financial institution, such as a federal or state-chartered bank, trust company or savings and loan association that has entered into a shareholder servicing agreement with the Trust (collectively, "Shareholder Servicing Agents"), and (iii) to customers of a securities broker that has entered into a dealer agreement with the Distributor.

    AN INVESTOR WHO IS NOT PURCHASING DIRECTLY FROM THE DISTRIBUTOR SHOULD OBTAIN FROM HIS SECURITIES BROKER OR SHAREHOLDER SERVICING AGENT, AND SHOULD READ IN CONJUNCTION WITH THIS PROSPECTUS, THE MATERIALS PROVIDED BY THE SECURITIES BROKER OR SHAREHOLDER SERVICING AGENT DESCRIBING THE PROCEDURES UNDER WHICH SHARES OF THE FUND MAY BE PURCHASED AND REDEEMED THROUGH SUCH SECURITIES BROKER OR SHAREHOLDER SERVICING AGENT.


    This Prospectus sets forth concisely the information concerning the Fund that a prospective investor ought to know before investing. The Trust has filed with the Securities and Exchange Commission a Statement of Additional Information, dated January 26, 1996, with respect to the Fund, containing additional and more detailed information about the Fund (see page 23) and is hereby incorporated by reference into this Prospectus. An investor may obtain a copy of this Statement of Additional Information without charge by contacting the Distributor or his Shareholder Servicing Agent (see back cover for addresses and phone numbers).

                             --------------------
  Investors should read this Prospectus and retain it for future reference.
                             --------------------


  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
       EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
      SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
          PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
              REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


               THE DATE OF THIS PROSPECTUS IS JANUARY 26, 1996

                                  HIGHLIGHTS

THE FUND                                                                PAGE 1
    Republic New York Tax Free Bond Fund (the "Fund") is a separate series (portfolio) of the Republic Funds (the "Trust"), a Massachusetts business trust organized on April 22, 1987, which currently consists of six series, each of which has different and distinct investment objectives and policies.

INVESTMENT OBJECTIVE AND POLICIES                                       PAGE 6
    The investment objective of the Fund is to provide shareholders of the Fund with monthly dividends exempt from regular federal, New York State and New York City personal income taxes as well as to protect the value of its shareholders' investment. The Trust seeks to achieve the investment objective of the Fund by investing the assets of the Fund primarily in a non-diversified portfolio of municipal bonds and notes and other debt instruments the interest on which is exempt from regular federal, New York State and New York City personal income taxes. The potential risks of investing in New York Municipal obligations are discussed in "Investment Objective and Policies -- Investment
Policies: Risk Factors Affecting Investments in New York Obligations". There can be no assurance that the investment objective of the Fund will be achieved.


    In seeking its investment objective, the Fund may invest in variable rate instruments and "when-issued" municipal obligations. The potential risks of investing in these derivative instruments are discussed in "Investment Objectives and Policies -- Investment Policies: Variable Rate Instruments" and "Investment Objectives and Policies -- Investment Policies: When Issued Municipal Obligations".


MANAGEMENT OF THE TRUST                                                PAGE 11
    Republic National Bank of New York ("Republic" or the "Adviser") acts as investment adviser to the Fund. For its services, the Adviser receives from the Fund a fee at the annual rate of 0.25% of the Fund's average daily net assets.


    Signature Broker-Dealer Services, Inc. ("Signature" or the "Sponsor") acts as administrator and sponsor of the Fund. The Sponsor provides certain management and administrative services to the Fund for which it receives from the Fund a fee at the annual rate of up to 0.20% of the Fund's average daily net assets.

    The Trust has also retained Signature (the "Distributor") to distribute shares of the Fund pursuant to a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), under which the Distributor is reimbursed from the Fund (in amounts up to 0.25% of the Fund's average daily net assets) for marketing costs and payments to other organizations for services rendered in distributing the Fund's shares. This fee may not exceed 0.25% of the average daily net assets of the Fund and is expected to be limited to an amount such that the aggregate fees paid to the Distributor pursuant to the Distribution Plan and to the Shareholder Servicing Agents pursuant to the Administrative Services Plan do not exceed 0.25% of such assets. See "Management of the Trust".


PURCHASES AND REDEMPTIONS                                      PAGES 15 AND 17
    Shares of the Fund are continuously offered for sale by the Distributor at net asset value with no sales charge (i) directly to the public, (ii) to customers of a financial institution, such as a federal or state-chartered bank, trust company or savings and loan association that has entered into a shareholder servicing agreement with the Trust (collectively, "Shareholder Servicing Agents"), and (iii) to customers of a securities broker that has entered into a dealer agreement with the Distributor. For investors who purchase Fund shares directly from the Distributor, the minimum initial investment is $1,000 and the minimum subsequent investment is $100. The Trust offers to buy back (redeem) shares of the Fund from its shareholders at any time at net asset value. See "Purchase of Shares" and "Redemption of Shares".

DIVIDENDS AND DISTRIBUTIONS                                           PAGE 19
    The Trust declares all of the Fund's net investment income daily as a dividend to Fund shareholders and distributes all such dividends monthly. Any net realized capital gains are distributed at least annually. See "Dividends and Distributions".

                                  FEE TABLE
    The following table provides (i) a summary of estimated expenses relating to purchases and sales of shares of the Fund, and the aggregate annual operating expenses of the Fund, as a percentage of average net assets of the Fund, and
(ii) an example illustrating the dollar cost of such estimated expenses on a $1,000 investment in the Fund.

  Shareholder Transaction Expenses ..............................           0%
  Annual Fund Operating Expenses
      Investment Advisory Fee....................................        0.25%
      Distribution Fees (Rule 12b-1 fees) .......................        0.15%
      Other Expenses  ...........................................        0.45%
                                                                         ----
      -- Shareholder Servicing Fee  ....................   0.10%
      -- Administrative Services Fee ...................   0.20%
      -- Other Operating Expenses ......................   0.15%
  Total Fund Operating Expenses  ................................        0.85%
                                                                         ====

EXAMPLE
    A shareholder of the Fund would pay the following expenses on a $1,000 investment in the Fund, assuming (1) 5% annual return and (2) redemption at the end of:
       1 year ...................................................         $  9
       3 years ..................................................         $ 27
       5 years ..................................................         $ 47
       10 years .................................................         $105

    The purpose of the expense table provided above is to assist investors in understanding the various costs and expenses that a shareholder will bear directly or indirectly. The information is based on the expenses the Fund expects to incur for the current fiscal year.* The expense table shows the expected investment advisory fee, distribution (Rule 12b-1) fee, administrative services fee and shareholder servicing fee. For a more detailed discussion on the costs and expenses of investing in the fund, see "Management of the Trust."

*Assuming average daily net assets of $10 million in the Fund.


    The fees paid from the Fund to each Shareholder Servicing Agent are determined by a formula based upon the number of accounts serviced by such Shareholder Servicing Agent during the period for which payment is being made, the level of activity in such accounts during such period, and the expenses incurred by such Shareholder Servicing Agent. Similarly, the fee from the Fund to the Distributor is in anticipation of, or as reimbursement for, expenses incurred by the Distributor in connection with the sale of shares of the Fund. The aggregate fees paid to the Shareholder Servicing Agent pursuant to the Administrative Services Plan and to the Distributor pursuant to the Distribution Plan may not exceed 0.25% of the average daily net assets of the Fund.

    Some Shareholder Servicing Agents and securities brokers may impose certain conditions on their customers, subject to the terms of this Prospectus, in addition to or different from those imposed by the Trust, such as requiring a minimum initial investment or charging their customers a direct fee for their services. The effect of any such fees will be to reduce the net return on the investment of customers of that Shareholder Servicing Agent or securities broker. Each Shareholder Servicing Agent and securities broker has agreed to transmit to shareholders who are its customers appropriate written disclosure of any transaction fees that it may charge them directly at least 30 days before the imposition of any such charge.


    More complete descriptions of the following expenses are set forth on the following pages: (i) investment advisory fee -- page 11, (ii) distribution fee -- page 12, (iii) administrative services fee -- page 13, and (iv) shareholder servicing agent fee -- page 13.

    THE EXAMPLE SET FORTH ON PAGE 3 SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE FUND; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                             FINANCIAL HIGHLIGHTS
    The financial data shown below is to assist investors in evaluating the performance of the Fund since commencement of operations through October 31, 1995. The information shown in the following schedule has been audited by Ernst & Young LLP, independent auditors, whose report on the Fund's financial statements is incorporated by reference into the Statement of Additional Information from the Fund's Annual Report dated October 31, 1995. The Annual Report also includes management's discussion of Fund performance, and may be obtained without charge upon request. This information should be read in conjunction with the financial statements.

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD:

REPUBLIC NEW YORK TAX FREE BOND FUND
FINANCIAL HIGHLIGHTS

                                                               FOR THE PERIOD
                                                                MAY 1, 1995
                                                               (COMMENCEMENT
                                                              OF OPERATIONS) TO
                                                              OCTOBER 31, 1995
                                                              -----------------
Net asset value, beginning of period .........................      $10.00
                                                                    ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ......................................        0.25
  Net realized and unrealized gain on investments ............        0.38
                                                                    ------
  Total from investment operations ...........................        0.63
                                                                    ------
Less dividends:
  From net investment income .... ............................       (0.25)
                                                                    ------
Net asset value, end of period .. ............................      $10.38
                                                                    ======
Total return .................................................        6.39%(A)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's) .......................       $6,908
  Ratio of expenses to average net assets* ...................        0.50%(B)
  Ratio of net investment income to average net assets* ......        4.91%(B)
  Portfolio turnover rate .......          130%
-------------------------------------------------------------------------------
*Reflects a voluntary expense limitation and waiver of fees by affiliated parties of the Fund. If this limitation and waiver had not been in effect, the annualized ratios of expenses and net investment income to average net assets for the period from May 1, 1995 (commencement of operations) to October 31, 1995 would have been 2.40% and 3.01%, respectively.
(A)Not Annualized.
(B)Annualized.

                      INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT OBJECTIVE
    The investment objective of the Fund is to provide shareholders of the Fund with monthly dividends exempt from regular federal, New York State and New York City personal income taxes as well as to protect the value of its shareholders' investment. There can be no assurance that the investment objective of the Fund will be achieved. The investment objective of the Fund may be changed without approval by the Fund's shareholders. If there is a change in the investment objective of the Fund, shareholders should consider whether the Fund remains an appropriate investment in light of their then-current financial position and needs.

INVESTMENT POLICIES
    The Trust seeks to achieve the investment objective of the Fund by investing the assets of the Fund primarily in municipal bonds and notes and other debt obligations issued by or on behalf of the State of New York, other states, territories and possessions of the United States, and their authorities, agencies, instrumentalities and political subdivisions, the interest on which is exempt from regular federal income taxes. (Such obligations, whether or not the interest thereon is subject to the federal alternative minimum tax, are referred to herein as "Municipal Obligations".) The Trust invests on behalf of the Fund in certain Municipal Obligations of the State of New York and its authorities, agencies, instrumentalities and political subdivisions, and of Puerto Rico, other U.S. territories and their authorities, agencies, instrumentalities and political subdivisions, the interest on which is exempt from regular federal, New York State and New York City personal income taxes ("New York Municipal Obligations"). In determining the tax status of interest on Municipal Obligations and New York Municipal Obligations, the Adviser relies on opinions of bond counsel who may be counsel to the issuer of those obligations.

    Although under normal circumstances, the Trust attempts to invest 100%, and does invest at least 65%, of the Fund's assets in New York Municipal Obligations, market conditions may from time to time limit the availability of such obligations. To the extent that acceptable New York Municipal Obligations are not available for investment, the Trust may purchase on behalf of the Fund Municipal Obligations issued by other states, their authorities, agencies, instrumentalities and political subdivisions, the interest income on which is exempt from regular federal income tax but is subject to New York State and New York City personal income taxes. As a fundamental policy the Trust will invest at least 80% of the Fund's net assets in tax exempt obligations. As a temporary defensive measure, the Trust may invest up to 20% of the Fund's total assets in obligations the interest income on which is subject to regular federal, New York State and New York City personal income taxes or the federal alternative minimum tax. Also, as a temporary defensive measure during times of adverse market conditions, assets of the Fund may be held in cash or invested in the short-term obligations described below, the interest income on which is taxable to shareholders as ordinary income for federal and New York State and New York City personal income tax purposes.

    All of the investments of the Fund are made in:
        (1) Municipal bonds that at the date of purchase are rated Aaa, Aa, A or Baa by Moody's Investors Service, Inc. ("Moody's"), AAA, AA, A or BBB by Standard & Poor's Corporation ("Standard & Poor's") or AAA, AA, A or BBB by Fitch Investors Service, Inc. ("Fitch") or, if not rated by any of these rating agencies, are of comparable quality as determined by the Adviser;

        (2) Municipal notes that at the date of purchase are rated MIG 1/VMIG 1 or MIG 2/VMIG 2 by Moody's, SP-1+, SP-1 or SP-2 by Standard & Poor's or F-1+, F-1 or F-2 by Fitch or, if not rated by any of these rating agencies, are of comparable quality as determined by the Adviser;

        (3) Obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities; and

        (4) Commercial paper that at the date of purchase is rated Prime-1 or Prime-2 by Moody's, A-1+, A-1 or A-2 by Standard & Poor's or F-1+, F-1 or F-2 by Fitch or, if not rated by any of these rating agencies, is of comparable quality as determined by the Adviser, obligations (including certificates of deposit, bankers' acceptances and repurchase agreements) of banks with at least $1 billion of assets, and cash.

    Municipal bonds rated Baa by Moody's or BBB by Standard & Poor's or Fitch may have some speculative elements. In evaluating the creditworthiness of an issue, whether rated or unrated, the Adviser takes into consideration, among other factors, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the quality of the issuer's management, and legal and regulatory matters. For an explanation of the ratings of Municipal Obligations by Moody's, Standard & Poor's and Fitch, see Appendix A. For a comparison of yields on such Municipal Obligations and taxable securities, see the Taxable Equivalent Yield Tables in Appendix B. For a general discussion of Municipal Obligations and the risks associated with an investment therein, see Appendix A to the Statement of Additional Information.

    The Trust is authorized on behalf of the Fund to enter into repurchase agreements only with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York). Repurchase agreements are transactions by which the Trust purchases a security on behalf of the Fund and simultaneously commits to resell that security at an agreed-upon price on an agreed-upon date. As described in further detail in the Statement of Additional Information, such transactions entail certain risks, such as a default by the seller.

    The maximum maturity of any debt security held for the Fund is 35 years.

    Although higher quality Municipal Obligations may produce lower yields, they generally are easier to sell or trade than lower quality Municipal Obligations. To protect the value of its shareholders' investment under adverse market conditions, the Trust from time to time may deem it prudent to purchase higher quality Municipal Obligations or taxable obligations for the Fund, with a resultant decrease in yield or increase in the proportion of taxable income.

    The net asset value of the Fund's shares changes as interest rates fluctuate. When interest rates decline, the value of the Fund's portfolio can be expected to rise. Conversely, when interest rates rise, the value of the Fund's portfolio can be expected to decline. Such changes in the value of the Fund's portfolio are reflected in the net asset value of shares of the Fund but do not affect the income received by the Fund from its portfolio securities. Municipal Obligations with longer maturities, such as those in which the Fund is invested, generally produce higher yields and are subject to greater market fluctuation as a result of changes in interest rates than such securities with shorter maturities. Dividends distributed to shareholders rise or fall in direct relation to the Fund's net income. Since available yields vary, no specific level of income can be assured.

    As a non-diversified investment company, the Trust is not subject to any statutory restriction under the 1940 Act with respect to limiting the investment of the Fund's assets in one or relatively few issuers. Since the Trust may invest a relatively high percentage of the Fund's assets in the obligations of a limited number of issuers, the value of shares of the Fund may be more susceptible to any single economic, political or regulatory occurrence than the value of shares of a diversified investment company would be.

    The Trust may invest the assets of the Fund in a relatively high percentage of Municipal Obligations to be paid from revenue streams of similar types of projects. This may make the Fund more susceptible to any single economic, political or regulatory occurrence, particularly since most or all such issuers would likely be located in New York State. As the similarity in issuers increases, the potential for fluctuation of the net asset value of the Fund's shares also increases. The Trust may invest more than 25% of the assets of the Fund in industrial revenue bonds (i.e., bonds issued by various state and local agencies to finance various industrial projects). Certain investors in the Fund may be required to pay a federal alternative minimum tax on Fund dividends attributable to interest on certain industrial revenue bonds. The Trust also may invest more than 25% of the assets of the Fund in revenue bonds issued for housing, electric utilities and hospitals (subject to the restriction that it may not invest more than 25% of the Fund's assets in any one such industry) at times when the relative value of issues of such a type is considered by the Adviser to be more favorable than that of other available types of issues. Therefore, investors should also be aware of the risks which these investments may entail.

    Housing revenue bonds typically are issued by a state, county or local housing authority and are secured only by the revenues of mortgages originated by the authority using the proceeds of the bond issue. Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend for their repayment upon the cash flow from the underlying mortgages, which cannot be precisely predicted when the bonds are issued. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds. Additionally, such bonds depend in part for scheduled payments of principal and interest upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be adversely affected.

    Electric utilities face problems in financing large and lengthy construction programs, such as cost increases and delay occasioned by regulatory and environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining sufficient rate increases, the effect of energy conservation and difficulty of the capital markets to absorb utility debt.

    Hospital bond ratings are often based on feasibility studies containing projections of expenses, revenues and occupancy levels. A hospital's gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding levels, possible federal or state legislation limiting the rates of increase of hospital charges, and weakened state finances which limit and/or delay aid payments.

VARIABLE RATE INSTRUMENTS
    Variable rate instruments that the Trust may purchase on behalf of the Fund provide for a periodic adjustment in the interest rate paid on the instrument and permit the holder to receive payment upon a specified number of days' notice of the unpaid principal balance plus accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or an insurance policy issued with respect to such instrument or by tendering or "putting" such instrument to a third party.

    Because of the variable rate nature of the instruments, during periods when prevailing interest rates decline, the Fund's yield will decline and its shareholders will forgo the opportunity for capital appreciation. On the other hand, during periods when prevailing interest rates increase, the Fund's yield will increase and its shareholders will have reduced risk of capital depreciation. In certain cases, the interest rate index on which an instrument's yield is based may not rise and fall to the same extent or as quickly as the general market for Municipal Obligations. These instruments are considered derivitives and the value of such instruments may be more volatile than other floating rate Municipal Obligations.

    For additional information concerning variable rate instruments, see "Investment Objective, Policies and Restrictions -- Variable Rate Instruments" in the Statement of Additional Information.

"WHEN-ISSUED" MUNICIPAL OBLIGATIONS
    New issues of Municipal Obligations may be offered on a "when-issued" or "forward delivery" basis. The payment obligation and the interest rate that will be received on the Municipal Obligations offered on this basis are each fixed at the time the Trust commits to the purchase for the Fund, although settlement, i.e., delivery of and payment for the Municipal Obligations, takes place beyond customary settlement time (but normally within 45 days of the commitment). Between the time the Trust commits to purchase the "when-issued" or "forward delivery" Municipal Obligation for the Fund and the time delivery and payment are made, the "when-issued" or "forward delivery" Municipal Obligation is treated as an asset of the Fund and the amount which the Fund is committed to pay for that Municipal Obligation is treated as a liability of the Fund. No interest on a "when-issued" or "forward delivery" Municipal Obligation is accrued for the Fund until delivery occurs. Although the Trust only makes commitments to purchase "when-issued" or "forward delivery" Municipal Obligations for the Fund with the intention of actually acquiring them, the Trust may sell these obligations before the settlement date if deemed advisable by the Adviser. Purchasing Municipal Obligations on a "when-issued" or "forward delivery" basis can involve a risk that the yields available in the market on the settlement date may actually be higher (or lower) than those obtained in the transaction itself and, as a result, the "when-issued" or "forward delivery" Municipal Obligation may have a lesser (or greater) value at the time of settlement than the Fund's payment obligation with respect to that Municipal Obligation. Furthermore, if the Trust sells the "when-issued" or "forward delivery" Municipal Obligation before the settlement date or if the Trust sells other obligations from the Fund's portfolio in order to meet the payment obligations, the Fund may realize a capital gain, which is not exempt from federal, New York State or New York City income taxation.

    For additional information concerning "when-issued" or "forward delivery" Municipal Obligations, see "Investment Objective, Policies and Restrictions -- "When-Issued" Municipal Obligations" in the Statement of Additional Information.

PORTFOLIO MANAGEMENT
    The Trust fully manages the Fund's portfolio by buying and selling securities, as well as by holding selected securities to maturity. In managing the Fund's portfolio, the Trust seeks to take advantage of market developments, yield disparities and variations in the creditworthiness of issuers. For a description of the strategies which are used in managing the Fund's portfolio, which include adjusting the average maturity of the Fund's portfolio in anticipation of a change in interest rates, see "Investment Objective, Policies and Restrictions -- Portfolio Management" in the Statement of Additional Information.


    The Trust anticipates that the annual turnover rate of the Fund's assets will be between 70% and 150% and generally will not exceed 300%. The Trust engages in portfolio trading for the Fund if it believes a transaction net of costs (including custodian charges) will help achieve the investment objective of the Fund. Expenses to the Fund, including brokerage commissions, and the realization of capital gains which are taxable to the Fund's shareholders tend to increase as the portfolio turnover increases. For the period from May 1, 1995 (commencement of operations) to October 31, 1995, the portfolio turnover rate was 130%.


    The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possible. For a further discussion of portfolio transactions, see "Investment Objective, Policies and Restrictions -- Portfolio Transactions" in the Statement of Additional Information.

RISK FACTORS AFFECTING INVESTMENTS IN NEW YORK MUNICIPAL OBLIGATIONS
    The Trust intends to invest a high proportion of the Fund's assets in New York Municipal Obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of New York issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should consider the greater risk inherent in the Fund's concentration in such obligations versus the safety that comes with a less geographically concentrated investment portfolio and should compare the yield available on a portfolio of New York issues with the yield of a more diversified portfolio including out-of-state issues before making an investment decision. The Adviser believes that by maintaining the Fund's investment portfolio in liquid, shorter-term Municipal Obligations, the Fund is somewhat insulated from the credit risks that may exist for long-term New York Municipal Obligations.

    New York State and other issuers of New York Municipal Obligations have recently experienced financial difficulties which have caused the credit ratings of certain of their obligations to be downgraded by certain rating agencies. There can be no assurance that credit ratings on obligations of New York State and New York City and other New York Municipal Obligations will not be downgraded further. See "Investment Objective, Policies and Restrictions -- Special Factors Affecting New York" in the Statement of Additional Information.
                             --------------------

    The Trust may, in the future, seek to achieve the Fund's investment objective by investing all of its assets in a no-load, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to the Fund. In such event, the Fund's Investment Advisory Contract would be terminated and the administrative services fees paid by the Fund would be reduced. Such investment would be made only if the Trustees of the Trust believe that the aggregate per share expenses of the Fund and such other investment company will be less than or approximately equal to the expenses which the Fund would incur if the Trust were to continue to retain the services of an investment adviser for the Fund and the assets of the Fund were to continue to be invested directly in portfolio securities.

    The investment policies of the Fund are described above. Except as otherwise stated, these investment policies may be changed by the Board of Trustees of the Trust without approval by the shareholders of the Fund. The Statement of Additional Information includes a further discussion of investment policies, including the investment of the Fund's assets in participation interests and the use of futures contracts to protect the Fund to some extent from fluctuations in interest rates, and a listing of the specific investment restrictions which govern the investment policies of the Fund, including a restriction that not more than 10% of the Fund's net assets may be invested in securities that are not readily marketable, such as repurchase agreements maturing in more than seven days. Although the Trust currently does not borrow money on behalf of the Fund for the purpose of leveraging, these restrictions permit the Trust to borrow money on behalf of the Fund for certain other purposes in amounts up to 33 1/3% of the Fund's net assets (although no securities will be purchased for the Fund at any time at which borrowings exceed five percent of the Fund's total assets taken at market value). These specific investment restrictions and the fundamental policy described above may not be changed without the approval of Fund shareholders. If a percentage restriction (other than a restriction as to borrowing) or a rating restriction on investment or utilization of assets is adhered to at the time an investment is made, or assets are so utilized, a later change in percentage resulting from changes in the value of the Fund's portfolio securities or a later change in the rating of a portfolio security are not considered a violation of policy.


                           MANAGEMENT OF THE TRUST
    The business and affairs ot the Fund are managed under the direction of the Board of Trustees of the Trust. The Trustees are Frederick C. Chen, Alan
S. Parsow, Larry M. Robbins and Michael Seely. Additional information about the Trustees, as well as the Trust's executive officers, may be found in the Statement of Additional Information under the caption "Management of the Trust -- Trustees and Officers".

THE ADVISER
    Republic National Bank of New York serves as investment adviser to the Fund. The Adviser manages the investment and reinvestment of the assets of the Fund and continuously reviews, supervises and administers the Fund's investments pursuant to an Investment Advisory Contract (the "Investment Advisory Contract"). Subject to such policies as the Board of Trustees may determine, the Adviser places orders for the purchase and sale of the Fund's investments directly with brokers or dealers selected by it in its discretion. The Adviser does not place orders with the Distributor. Ms Debra L. Crovicz, Vice President of Republic, is the individual who is primarily responsible for the day-to-day management of the Fund's portfolio. Prior to joining Republic, Ms Crovicz was a senior portfolio manager at Citibank, N.A. where she managed approximately $1.5 billion in tax-exempt bond portfolios and was a portfolio manager and trader in the Fixed Income Department of United States Trust Company of New York. For its services under the Investment Advisory Contract, the Adviser receives from the Fund a fee, payable monthly, at the annual rate of 0.25% of the Fund's average daily net assets.


    Republic is a wholly-owned subsidiary of Republic New York Corporation, a registered bank holding company. As of December 31, 1994, Republic was the 18th largest bank holding company in the United States measured by assets and the 17th largest commercial bank measured by shareholder equity. Republic or an affiliate of Republic serves as investment adviser to the other series of the Trust. Republic currently provides investment advisory services for individuals, trusts, estates and institutions.


    Republic and its affiliates may have deposit, loan and other commercial banking relationships with the issuers of obligations purchased for the Fund, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of obligations so purchased. Republic and its affiliates deal, trade and invest for their own accounts in Municipal Obligations and are dealers of various types of Municipal Obligations. Republic and its affiliates may sell Municipal Obligations to, and purchase them from, other investment companies sponsored by Signature. The Adviser will not invest any Fund assets in any Municipal Obligation purchased from itself or any affiliate, although under certain circumstances such obligations may be purchased from other members of an underwriting syndicate in which Republic or an affiliate is a non-principal member. This restriction should not limit the amount or type of Municipal Obligations available to be purchased for the Fund. The Adviser has informed the Trust that, in making its investment decisions, it does not obtain or use material inside information in the possession of any division or department of Republic or in the possession of any affiliate of Republic.

    Based upon the advice of counsel, Republic believes that the performance of investment advisory and other services for the Fund will not violate the Glass-Steagall Act or other applicable banking laws or regulations. However, future statutory or regulatory changes, as well as future judicial or administrative decisions and interpretations of present and future statutes and regulations, could prevent Republic from continuing to perform such services for the Fund. If Republic were prohibited from acting as investment adviser to the Fund, it is expected that the Board of Trustees would recommend to Fund shareholders approval of a new investment advisory agreement with another qualified investment adviser selected by the Board or that the Board would recommend other appropriate action. If Republic were prohibited from acting as a Shareholder Servicing Agent for the Fund, the Trust would seek alternative means of providing such services.

THE DISTRIBUTOR AND SPONSOR
    Signature acts as sponsor and distributor to the Fund under a Distribution Contract. The Distributor may, out of its own resources, make payments to broker-dealers for their services in distributing Fund shares. Signature and its affiliates also serve as administrator and distributor of other investment companies. Signature is a wholly-owned subsidiary of Signature Financial Group, Inc.


    Pursuant to a Distribution Plan adopted by the Trust (the "Plan"), the Distributor is reimbursed from the Fund monthly for costs and expenses incurred by the Distributor in connection with the distribution of Fund shares and for the provision of certain shareholder services with respect to Fund shares. The amount of this reimbursement may not exceed 0.25% of the average daily net assets of the Fund. Payments to the Distributor are for various types of activities, including: (1) payments to broker-dealers who advise shareholders regarding the purchase, sale or retention of Fund shares and who provide shareholders with personal services and account maintenance services ("service fees"), (2) payments to employees of the Distributor, and (3) printing and advertising expenses. It is currently intended that the aggregate fees paid to the Distributor pursuant to the Plan and to Shareholder Servicing Agents pursuant to the Administrative Services Plan will not exceed 0.25% per annum of the Fund's average daily net assets. Salary expense of Signature personnel who are responsible for marketing shares of the various portfolios of the Trust may be allocated to such portfolios on the basis of average net assets; travel expense is allocated to, or divided among, the particular portfolios for which it is incurred.


    Any payment by the Distributor or reimbursement of the Distributor from the Fund made pursuant to the Plan is contingent upon the Board of Trustees' approval. The Fund is not liable for distribution and shareholder servicing expenditures made by the Distributor in any given year in excess of the maximum amount (0.25% per annum of the Fund's average daily net assets) payable under the Plan in that year.

ADMINISTRATIVE SERVICES PLAN
    The Trust has adopted an Administrative Services Plan (the "Administrative Services Plan") with respect to the Fund which provides that the Trust may obtain the services of an administrator, a transfer agent, a custodian and one or more Shareholder Servicing Agents for the Fund, and may enter into agreements providing for the payment of fees for such services.


ADMINISTRATOR
    Pursuant to an Administrative Services Contract, Signature provides the Trust with general office facilities and supervises the overall administration of the Trust and the Fund, including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the independent contractors and agents of the Trust; the payment of the non-transaction based fees of the custodian; the preparation and filing of all documents required for compliance by the Trust with applicable laws and regulations; and arranging for the maintenance of books and records of the Trust and the Fund. Signature provides persons satisfactory to the Board of Trustees of the Trust to serve as Trustees and officers of the Trust. Such officers, as well as certain other employees and Trustees of the Trust, may be directors, officers or employees of Signature or its affiliates. For these services and facilities, Signature receives from the Fund fees payable monthly at an annual rate equal to 0.20% of the first $100 million of the Fund's average daily net assets; 0.17% of the next $100 million of such assets; 0.13% of the next $300 million of such assets; and 0.10% of such assets in excess of $500 million.


TRANSFER AGENT AND CUSTODIAN
    The Trust has entered into a Transfer Agency Agreement with Investors Bank & Trust Company ("IBT"), pursuant to which IBT acts as transfer agent for the Fund (the "Transfer Agent"). The Transfer Agent maintains an account for each shareholder of the Fund (unless such account is maintained by the shareholder's Shareholder Servicing Agent), performs other transfer agency functions and acts as dividend disbursing agent for the Fund. Pursuant to a Custodian Agreement, IBT also acts as the custodian of the Fund's assets (the "Custodian"). The Custodian's responsibilities include safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on the Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, and calculating the daily net asset value of shares of the Fund. Securities held for the Fund may be deposited into the Federal Reserve-Treasury Department Book Entry System or the Depositary Trust Company. The Custodian does not determine the investment policies of the Fund or decide which securities will be purchased or sold for the Fund. Assets of the Fund may, however, be invested in securities of the Custodian and the Trust may deal with the Custodian as principal in securities transactions for the Fund. For its services, IBT receives such compensation as may from time to time be agreed upon by it and the Trust.


SHAREHOLDER SERVICING AGENTS
    The Trust has entered into a shareholder servicing agreement (a "Servicing Agreement") with each Shareholder Servicing Agent pursuant to which a Shareholder Servicing Agent, as agent for its customers, among other things: answers customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares of the Fund may be effected and certain other matters pertaining to the Fund; assists shareholders in designating and changing dividend options, account designations and addresses; provides necessary personnel and facilities to establish and maintain shareholder accounts and records; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem shares; verifies and guarantees shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnishes (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) monthly and year-end statements and confirmations of purchases and redemptions; transmits, on behalf of the Trust, proxy statements, annual reports, updated prospectuses and other communications from the Trust to the Fund's shareholders; receives, tabulates and transmits to the Trust proxies executed by shareholders with respect to meetings of shareholders of the Fund or the Trust; and provides such other related services as the Trust or a shareholder may request. For these services, each Shareholder Servicing Agent receives a fee from the Fund, which may be paid periodically, determined by a formula based upon the number of accounts serviced by such Shareholder Servicing Agent during the period for which payment is being made, the level of activity in accounts serviced by such Shareholder Servicing Agent during such period, and the expenses incurred by such Shareholder Servicing Agent. It is currently intended that the aggregate fees paid to the Distributor pursuant to the Plan and to Shareholder Servicing Agents pursuant to the Administrative Services Plan will not exceed 0.25% per annum of the Fund's average daily net assets. Republic may act as a Shareholder Servicing Agent.


    The Trust understands that some Shareholder Servicing Agents also may impose certain conditions on their customers, subject to the terms of this Prospectus, in addition to or different from those imposed by the Trust, such as requiring a different minimum initial or subsequent investment, account fees (a fixed amount per transaction processed), compensating balance requirements (a minimum dollar amount a customer must maintain in order to obtain the services offered), or account maintenance fees (a periodic charge based on a percentage of the assets in the account or of the dividends paid on those assets). Each Shareholder Servicing Agent has agreed to transmit to its customers who are shareholders of the Fund appropriate prior written disclosure of any fees that it may charge them directly and to provide written notice at least 30 days prior to the imposition of any transaction fees. Conversely, the Trust understands that certain Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Shareholder Servicing Agent from the Fund with respect to those accounts.

    The glass-steagall act prohibits certain financial institutions from engaging in the business of underwriting securities of open-end investment companies, such as shares of the fund. The trust engages banks as shareholder servicing agents on behalf of the fund only to perform administrative and shareholder servicing functions as described above. The trust believes that the glass-steagall act should not preclude a bank from acting as a shareholder servicing agent. There is presently no controlling precedent regarding the performance of shareholder servicing activities by banks. Future changes in either federal statutes or regulations relating to the permissible activities of banks, as well as future judicial or administrative decisions and interpretations of present and future statutes and regulations, could prevent a bank from continuing to perform all or part of its servicing activities. If a bank were prohibited from so acting, its shareholder customers would be permitted to remain fund shareholders and alternative means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the fund might occur and a shareholder serviced by such bank might no longer be able to avail himself of any automatic investment or other services then being provided by such bank. The trustees of the trust do not expect that shareholders of the fund would suffer any adverse financial consequences as a result of these occurrences.


OTHER EXPENSES
    The Fund bears all costs of its operations other than expenses specifically assumed by the Distributor or the Adviser. See "Management of the Trust -- Expenses and Expense Limits" in the Statement of Additional Information. Trust expenses directly attributable to the Fund are charged to the Fund; other expenses are allocated proportionately among all the portfolios in the Trust in relation to the net assets of each portfolio. For the period from May 1, 1995 (commencement of operations) through October 31, 1995, the Fund's operating expenses equaled 0.50% of its average daily net assets.


                       DETERMINATION OF NET ASSET VALUE
    The net asset value of each of the shares of the Fund is determined on each day on which the New York Stock Exchange is open for trading ("Fund Business Day"). This determination is made once during each such day as of 4:00 p.m., New York time, by dividing the value of the Fund's net assets (i.e., the value of its assets less its liabilities, including expenses payable or accrued) by the number of shares of the Fund outstanding at the time the determination is made. Values of assets in the Fund's portfolio are determined on the basis of their market or other fair value, as described in the Statement of Additional Information.

                               PURCHASE OF SHARES
    Shares of the Fund may be purchased without a sales load at their net asset value next determined after an order is transmitted to and accepted by the Distributor or is received by a Shareholder Servicing Agent or a securities broker if it is transmitted to and accepted by the Distributor. Purchases are therefore effected on the same day the purchase order is received by the Distributor provided such order is received prior to 4:00 p.m., New York time, on any Fund Business Day.

    The Trust intends the Fund to be as fully invested at all times as is reasonably practicable in order to enhance the yield on its assets. Accordingly, in order to make investments which will immediately generate income, the Trust must have federal funds available for the Fund (i.e., monies credited by a Federal Reserve Bank to the account of the Fund with the Fund's custodian bank). Each Shareholder Servicing Agent and securities broker has agreed to provide federal funds for each purchase at the time it transmits the order for such purchase to the Distributor and the Distributor has agreed to provide the Fund with federal funds for each purchase including those made directly through the Distributor. Therefore, each shareholder and prospective investor should be aware that if he does not have sufficient funds on deposit with, or otherwise immediately available to, the Distributor, his Shareholder Servicing Agent or his securities broker, there may be a delay in transmitting and effecting the purchase order since his check, bank draft, money order or similar negotiable instrument will have to be converted into federal funds. If such a delay is necessary, it is expected that in most cases it would not be longer than two business days.

    While there is no sales load on purchases of Fund shares, the Distributor may receive fees from the Fund. See "Management of the Trust -- Distributor and Sponsor". Other funds which have investment objectives similar to those of the Fund but which do not pay some or all of such fees from their assets may offer a higher yield.

    All purchase payments are invested in full and fractional shares of the Fund. The Trust reserves the right to cease offering shares of the Fund for sale at any time or to reject any order for the purchase of shares of the Fund.

    An investor may purchase shares of the Fund through the Distributor directly or by authorizing his Shareholder Servicing Agent or his securities broker to purchase such shares on his behalf through the Distributor.

    Exchange Privilege. By contacting the Transfer Agent or his Shareholder Servicing Agent or his securities broker, a shareholder may exchange some or all of his Fund shares for shares of one or more other Republic Funds at net asset value without a sales charge, if the sales charge of the Republic Fund being exchanged into is less than or equal to the current sales charge of the Fund (or, if his Fund shares were acquired by an exchange from another Republic Fund, the current sales charge of that other Republic Fund). An exchange may result in a change in the number of shares held, but, when no sales charge is imposed, not in the value of such shares immediately after the exchange. Each exchange involves the redemption of the Fund shares to be exchanged and the purchase of the shares of the other Republic Fund.

    The exchange privilege (or any aspect of it) may be changed or discontinued upon 60 days' written notice to shareholders and is available only to shareholders in states in which such exchanges may be legally made. A shareholder considering an exchange should obtain and read the prospectus of the other Republic Fund and consider the differences in investment objectives and policies before making any exchange.

DIRECTLY THROUGH THE DISTRIBUTOR
    For each shareholder who purchases Fund shares directly through the Distributor, the Trust, as the shareholder's agent, establishes an open account to which all shares purchased are credited together with any dividends and capital gains distributions which are paid in additional shares. See "Dividends and Distributions". The minimum initial investment is $1,000 and the minimum subsequent investment is $100. Initial and subsequent purchases may be made by writing a check (in U.S. dollars) payable to the Republic Funds -- New York Tax Free Bond Fund and mailing it to:

            Republic Funds
            c/o Investors Bank & Trust Company
            P.O. Box 1537  MFD23
            Boston, Massachusetts 02205-1537

    In the case of an initial purchase, the check must be accompanied by a completed Purchase Application.

    In the case of subsequent purchases, a shareholder may transmit purchase payments by wire directly to the Fund's custodian bank at the following address:

            Investors Bank & Trust Company
            Boston, Massachusetts
            Attn: Transfer Agent
            ABA # 011001438
            Acct. # 5999-99451
            For further credit to the Republic Funds (New York Tax Free Bond Fund, account name, account #)

    The wire order must specify the Fund, the account name, number, confirmation number, address, amount to be wired, name of the wiring bank and name and telephone number of the person to be contacted in connection with the order.

    Automatic Investment Plan. The Trust offers a plan for regularly investing specified dollar amounts ($25.00 minimum in monthly, quarterly, semi-annual or annual intervals) in the Fund. If an Automatic Investment Plan is selected, subsequent investments will be automatic and will continue until such time as the Trust and the investor's bank are notified to discontinue further investments. Due to the varying procedure to prepare, process and forward the bank withdrawal information to the Trust, there may be a delay between the time of the bank withdrawal and the time the money reaches the Fund. The investment in the Fund will be made at the net asset value per share determined on the day that both the check and the bank withdrawal data are received in required form by the Distributor. Further information about the plan may be obtained from IBT at the telephone number listed on the back cover.

    For further information on how to purchase shares of the Fund directly from the Distributor, an investor should contact the Distributor (see back cover for address and phone number).

THROUGH A SHAREHOLDER SERVICING AGENT OR A SECURITIES BROKER
    Shares of the Fund are being offered to the public, to customers of a Shareholder Servicing Agent and to customers of a securities broker that has entered into a dealer agreement with the Distributor. Shareholder Servicing Agents and securities brokers may offer services to their customers, including specialized procedures for the purchase and redemption of Fund shares, such as pre-authorized or automatic purchase and redemption programs. Each Shareholder Servicing Agent and securities broker may establish its own terms, conditions and charges, including limitations on the amounts of transactions, with respect to such services. Charges for these services may include fixed annual fees, account maintenance fees and minimum account balance requirements. The effect of any such fees will be to reduce the net return on the investment of customers of that Shareholder Servicing Agent or securities broker. Conversely, certain Shareholder Servicing Agents may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Shareholder Servicing Agent from the Fund, which will have the effect of increasing the net return on the investment of such customers of those Shareholder Servicing Agents.

    Shareholder Servicing Agents and securities brokers may transmit purchase payments on behalf of their customers by wire directly to the Fund's custodian bank by following the procedures above.

    For further information on how to direct a securities broker or a Shareholder Servicing Agent to purchase shares of the Fund, an investor should contact his securities broker or his Shareholder Servicing Agent (see back cover for address and phone number).

                              REDEMPTION OF SHARES
    A shareholder may redeem all or any portion of the shares in his account at any time at the net asset value next determined after a redemption order in proper form is furnished by the shareholder to the Transfer Agent, with respect to shares purchased directly through the Distributor, or to his securities broker or his Shareholder Servicing Agent and is transmitted by it to and is received by the Transfer Agent. Redemptions are effected on the same day the redemption order is received by the Transfer Agent provided such order is received prior to 4:00 p.m., New York time, on any Fund Business Day. Shares redeemed earn dividends up to and including the day prior to the day the redemption is effected.

    The proceeds of a redemption are normally paid from the Fund in federal funds on the Fund Business Day on which the redemption is effected, but in any event within seven days. The right of any shareholder to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period in which the New York Stock Exchange is closed (other than weekends or holidays) or trading on such Exchange is restricted or, to the extent otherwise permitted by the 1940 Act, if an emergency exists. To be in a position to eliminate excessive expenses, the Trust reserves the right to redeem upon not less than 30 days' notice all shares of the Fund in an account which has a value below $50. However, a shareholder will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account.

    Unless shares of the Fund have been purchased directly from the Distributor, a shareholder may redeem shares of the Fund only by authorizing his securities broker or his Shareholder Servicing Agent to redeem such shares on his behalf (since the account and records of such a shareholder are established and maintained by his securities broker or his Shareholder Servicing Agent). For further information as to how to direct a securities broker or a Shareholder Servicing Agent to redeem shares of the Fund, a shareholder should contact his securities broker or his Shareholder Servicing Agent (see back cover for address and phone number).

REDEMPTION OF SHARES PURCHASED DIRECTLY THROUGH THE DISTRIBUTOR
    Redemption by Letter. Redemptions may be made by letter to the Transfer Agent specifying the dollar amount or number of shares to be redeemed, account number and the Fund. The letter must be signed in exactly the same way the account is registered (if there is more than one owner of the shares all must sign). In connection with a written redemption request, all signatures of all registered owners or authorized parties must be guaranteed by an Eligible Guarantor Institution, which includes a domestic bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. The Fund's transfer agent, however, may reject redemption instructions if the guarantor is neither a member or not a participant in a signature guarantee program (currently known as "STAMP", "SEMP", or "NYSE MPS"). Corporations, partnerships, trusts or other legal entities may be required to submit additional documentation.

    An investor may redeem shares in any amount by written request mailed to the Transfer Agent at the following address:

            The Republic Funds
            c/o Investors Bank & Trust Company
            P.O. Box 1537  MFD23
            Boston, Massachusetts 02205-1537

    Checks for redemption proceeds normally will be mailed within seven days, but will not be mailed until all checks in payment for the purchase of the shares to be redeemed have been cleared, which may take up to 15 days or more. Unless other instructions are given in proper form, a check for the proceeds of a redemption will be sent to the shareholder's address of record.

    Redemption by Wire or Telephone. An investor may redeem Fund shares by wire or by telephone if he has checked the appropriate box on the Purchase Application or has filed a Telephone Authorization Form with the Trust. These redemptions may be paid from the Fund by wire or by check. The Trust reserves the right to refuse telephone wire redemptions and may limit the amount involved or the number of telephone redemptions. The telephone redemption procedure may be modified or discontinued at any time by the Trust. Instructions for wire redemptions are set forth in the Purchase Application. The Trust employs reasonable procedures to confirm that instructions communicated by telephone are genuine. For instance, the following information must be verified by the shareholder or securities broker at the time a request for a telephone redemption is effected: (1) shareholder's account number; (2) shareholder's social security number; and (3) name and account number of shareholder's designated securities dealer or bank. If the Trust fails to follow these or other established procedures, it may be liable for any losses due to unauthorized or fraudulent instructions.

    DIVIDENDS AND DISTRIBUTIONS The Trust declares all of the Fund's net investment income daily as a dividend to Fund shareholders. Dividends substantially equal to all of the Fund's net investment income earned during the month are distributed in that month to Fund shareholders of record. The Fund's net investment income consists of the interest income it earns, less expenses. In computing interest income, premiums are not amortized nor are discounts accrued on long-term debt securities in the Fund's portfolio, except as required for federal income tax purposes.

    The Fund's net realized short-term and long-term capital gains, if any, are distributed to shareholders annually. Additional distributions are also made to the Fund's shareholders to the extent necessary to avoid application of the 4% non-deductible federal excise tax on certain undistributed income and net capital gains of mutual funds.

    Unless a shareholder elects to receive dividends in cash (subject to the policies of the shareholder's Shareholder Servicing Agent or securities broker), dividends are distributed in the form of additional shares of the Fund (purchased at their net asset value without a sales charge).

                                   TAX MATTERS
    This discussion is intended for general information only. An investor should consult with his own tax advisor as to the tax consequences of an investment in the Fund, including the status of distributions from the Fund under applicable state or local law and the possible applicability of a federal alternative minimum tax to a portion of the distributions from the Fund.

FEDERAL INCOME TAXES
    Each year, the Trust intends to qualify the Fund and elect that the Fund be treated as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, the Fund must meet certain income, distribution and diversification requirements. Provided such requirements are met and all investment company taxable income and realized capital gains of the Fund are distributed to shareholders in accordance with the timing requirements imposed by the Code, no federal (or New York State or New York City) income or excise taxes will be paid by the Fund on amounts so distributed.

    After the end of each calendar year, each shareholder receives a statement setting forth the federal, New York State and New York City personal income tax status of all dividends and capital gains distributions, if any, made during that calendar year.

    In accordance with the Fund's investment objective, it is expected that most of the Fund's net income will be attributable to interest from Municipal Obligations and, as a result, most of the dividends to Fund shareholders will be designated by the Trust as "exempt-interest dividends" under the Code, which may be treated as items of interest excludible from a shareholder's gross income for purposes of the regular federal income tax. Since the preservation of capital and liquidity are important aspects of the Fund's investment objective, the Trust may from time to time invest a portion of the Fund's assets in obligations the interest on which is not exempt from regular federal income taxes. Moreover, dividends attributable to interest on certain Municipal Obligations which may be purchased for the Fund may be treated as a tax preference item for shareholders potentially subject to an alternative minimum tax and all exempt-interest dividends may increase a corporate shareholder's alternative minimum tax or environmental tax. Although it is not intended, it is possible that the Fund may realize short-term or long-term capital gains or losses from its portfolio transactions. Any distributions from net short-term capital gains would be taxable to shareholders as ordinary income and any distributions from net long-term capital gains would be taxable to shareholders as long-term capital gains regardless of how long they have held their shares.

    Any short-term capital loss realized upon the redemption of shares within six months from the date of their purchase will be disallowed to the extent of any exempt-interest dividends received during such period. In addition, any short-term capital loss realized upon the redemption of shares within six months from the date of their purchase will be treated as long-term capital loss (rather than short-term) to the extent of the long-term capital gain or undistributed capital gain allocable to the redeemed shares.

    Dividends and capital gains distributions, if any, paid to shareholders are treated in the same manner for federal, New York State and New York City income tax purposes whether received in cash or reinvested in additional shares of the Fund.

    Dividends and distributions declared by the Fund in October, November or December to shareholders of record in such a month and paid during the following January are treated as if received by shareholders on December 31 in the year declared.

    Shareholders redeeming shares after tax-exempt income has been accrued but not declared as a dividend should know that the portion of redemption proceeds representing such income may be subject to taxation as a capital gain even though it would have been tax-exempt had it been declared as a dividend prior to redemption. Redemption of shares of the Fund can be effected with the least adverse tax consequences immediately after the first business day of any month (the time at which the dividend representing substantially all the income accrued for the previous month is declared).

    The Code provides that interest on indebtedness incurred, or continued, to purchase or carry shares of the Fund is not deductible. Further, exempt-interest dividends are taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to federal income tax. Finally, entities or persons who may be "substantial users" (or persons related to "substantial users") of facilities financed by industrial development or private activity bonds should consult their tax advisors before purchasing shares of the Fund.

STATE AND LOCAL TAXES
    The exemption for federal income tax purposes of dividends derived from interest on Municipal Obligations does not necessarily result in an exemption under the income or other tax laws of any state or local taxing authority. However, to the extent that dividends are derived from interest on New York Municipal Obligations, the dividends will also be excluded from the gross income of a New York individual resident shareholder for New York State and New York City personal income tax purposes.

    DIVIDENDS FROM THE FUND ARE NOT EXCLUDED IN DETERMINING NEW YORK STATE OR NEW YORK CITY FRANCHISE TAXES ON CORPORATIONS AND FINANCIAL INSTITUTIONS.

    The Trust is organized as a Massachusetts business trust and, under current law, is not liable for any income or franchise tax in the Commonwealth of Massachusetts as long as each series of the Trust (including the Fund) qualifies as a "regulated investment company" under the Code.

             DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES
    The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (par value $0.001 per share) and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. The shares of each series participate equally in the earnings, dividends and assets of the particular series. Currently, the Trust has ten series of shares, each of which constitutes a separately managed fund. The Trust reserves the right to create additional series of shares.

    Each share of the Fund represents an equal proportionate interest in the Fund with each other share. Shares have no preference, pre-emptive, conversion or similar rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote. Each Shareholder Servicing Agent has agreed to transmit all proxies and voting materials from the Trust to their customers who are beneficial owners of the Fund and such Shareholder Servicing Agents have agreed to vote as instructed by such customers. The Trust is not required and has no current intention to hold annual meetings of shareholders although the Trust will hold special meetings of Fund shareholders when in the judgment of the Trustees of the Trust it is necessary or desirable to submit matters for a shareholder vote. Shareholders of each series generally vote separately, for example, to approve investment advisory agreements or changes in fundamental investment policies or restrictions, but shareholders of all series may vote together to the extent required under the 1940 Act, such as in the election or selection of Trustees, principal underwriters and accountants for the Trust.

    Shareholders of the Fund have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees by a specified number of shareholders) the right to communicate with other shareholders of the Trust in connection with requesting a meeting of shareholders of the Trust for the purpose of removing one or more Trustees. Shareholders of the Trust also have the right to remove one or more Trustees without a meeting by a declaration in writing by a specified number of shareholders. Upon liquidation or dissolution of the Fund, shareholders of the Fund would be entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

    The Trust's Declaration of Trust provides that, at any meeting of shareholders of the Fund or the Trust, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements.

    The Trust is an entity of the type commonly known as a "Massachusetts business trust". Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

                             PERFORMANCE INFORMATION
    From time to time the Trust may provide "total return" and annualized "yield" and "tax equivalent yield" quotations for the Fund in advertisements, shareholder reports or other communications to shareholders and prospective investors. The methods used to calculate the Fund's total return, yield and tax equivalent yield are mandated by the Securities and Exchange Commission. Quotations of "total return" are expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5 and 10 years. All total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

    The "yield" of the Fund refers to the income generated by an investment in the Fund over the 30 day (or one month) period ended on the date of the most recent balance sheet of the Fund included in the Trust's registration statement with respect to the Fund. The "tax equivalent yield" refers to the yield that a fully taxable bond fund would have to generate, given a stated aggregate state and local income tax rate, in order to produce an after-tax yield equivalent to that of the Fund. The use of a tax equivalent yield allows investors to compare the yield of the Fund, all or a significant portion of which is exempt from regular federal, New York State and New York City personal income taxes, with yields of funds which are not so tax exempt.

    Since these total return, yield and tax equivalent yield quotations are based on historical earnings and since the Fund's total return, yield and tax equivalent yield fluctuate from day to day, these quotations should not be considered as an indication or representation of the Fund's total return, yield or tax equivalent yield in the future. Any performance information should be considered in light of the Fund's investment objective and policies, characteristics and quality of the Fund's portfolio and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future. From time to time the Trust may also use comparative performance information in such an advertisement or communication, including the performance of unmanaged indices, the performance of the Consumer Price Index (as a measure for inflation), and data from Lipper Analytical Services, Inc. and other industry publications.

    A Shareholder Servicing Agent or a securities broker may charge its customers direct fees in connection with an investment in the Fund, which will have the effect of reducing the net return on the investment of customers of that Shareholder Servicing Agent or that securities broker. Conversely, the Trust has been advised that certain Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Shareholder Servicing Agent from the Fund, which will have the effect of increasing the net return on the investment of such customers of those Shareholder Servicing Agents. Such customers may be able to obtain through their Shareholder Servicing Agent or securities broker quotations reflecting such decreased or increased return. The Trust's Statement of Additional Information with respect to the Fund includes more detailed information concerning the calculation of total return, yield, effective yield and tax equivalent yield quotations for the Fund.

SHAREHOLDER INQUIRIES
    All shareholder inquiries should be directed to the Trust, 6 St. James Avenue, Boston, Massachusetts 02116.

        GENERAL AND ACCOUNT INFORMATION     (800) 782-8183 (TOLL FREE)
                             --------------------


    The Trust's Statement of Additional Information, dated January 26, 1996, with respect to the Fund contains more detailed information about the Fund, including information related to (i) the Fund's investment restrictions, (ii) the Trustees and officers of the Trust and the Adviser and Sponsor of the Fund,
(iii) portfolio transactions, (iv) the Fund's shares, including rights and liabilities of shareholders, and (v) additional yield information, including the method used to calculate the total return, annualized yield and tax equivalent yield of the Fund.

                                                                      APPENDIX A
                             DESCRIPTION OF RATINGS*

    The ratings of Moody's Investors Service, Inc., Standard & Poor's Corporation and Fitch Investors Service, Inc. represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields while Municipal Obligations of the same maturity and coupon with different ratings may have the same yield.

    DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S LONG-TERM DEBT RATINGS:

    Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

    A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Note: Those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbol Aa 1, A 1 and Baa 1, respectively.

                DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S
                TWO HIGHEST RATINGS OF STATE AND MUNICIPAL NOTES:
    Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade ("MIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, such as long-term secular trends, may be less important over the short run. A short-term rating may also be assigned on an issue having a demand feature. Such ratings will be designated as "VMIG" or, if the demand feature is not rated, as "NR". Short-term ratings on issues with demand features are differentiated by the use of the "VMIG" symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met. Symbols used are as follows:

    MIG 1/VMIG 1 -- Notes bearing this designation are of the best quality, with strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

    MIG 2/VMIG 2 -- Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

--------------
*As described by the rating agencies. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

                DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S
                      TWO HIGHEST COMMERCIAL PAPER RATINGS:

    Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior short-term debt obligations not having an original maturity in excess of one year.

    Issuers rated PRIME-1 (or related supporting institutions) have a superior capacity for repayment of senior short-term debt obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in well established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity.

    Issuers rated PRIME-2 (or related supporting institutions) have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     DESCRIPTION OF STANDARD & POOR'S CORPORATION'S LONG-TERM DEBT RATINGS:

    AAA -- Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

    AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

    A -- Debt rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debts in higher rated categories.

    BBB -- Debt rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debts in this category than for debts in higher rated categories.

    Plus (+) or Minus (-): The AA to BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within the rating category.

                 DESCRIPTION OF STANDARD & POOR'S CORPORATION'S
                TWO HIGHEST RATINGS OF STATE AND MUNICIPAL NOTES:

    A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

    -- Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

    -- Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

    Note rating symbols are as follows:

      SP-1 -- Very strong or strong capacity to pay principal and interest.
              Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

      SP-2 -- Satisfactory capacity to pay principal and interest.

    DESCRIPTION OF STANDARD & POOR'S CORPORATION'S COMMERCIAL PAPER RATINGS:

    A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

    A -- Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

    A-1 -- This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

    A-2 -- Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

          DESCRIPTION OF STANDARD & POOR'S CORPORATION'S DUAL RATINGS:

    Standard & Poor's assigns "dual" ratings to all long-term debt issues that have as part of their provisions a demand or double feature.

    The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are used to denote the put option (for example, "AAA/A-1+"). For demand notes, the note rating symbols are used with the commercial paper symbols (for example, "SP-1+/A-1+").

          DESCRIPTION OF FITCH INVESTORS SERVICE, INC.'S BOND RATINGS:

    The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

    AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

    AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

    A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

    BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

    Plus (+) or Minus (-): The AA to BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within the rating category.

                 DESCRIPTION OF FITCH INVESTORS SERVICE, INC'S
               THREE HIGHEST RATINGS OF STATE AND MUNICIPAL NOTES:

    The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

    F-1+ -- Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

    F-1 -- Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+".

    F-2 -- Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.

                 DESCRIPTION OF FITCH INVESTORS SERVICE, INC.'S
                     THREE HIGHEST COMMERCIAL PAPER RATINGS:

    The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

    F-1+ -- Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

    F-1 -- Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+".

    F-2 -- Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.

                                                                    APPENDIX B
                       TAXABLE EQUIVALENT YIELD TABLES

    The tables below show the approximate taxable bond yields which are equivalent to tax-exempt bond yields, for the ranges indicated, under (i) federal and New York State personal income tax laws, and (ii) federal, New York State and New York City personal income tax laws, in each case as they apply to the revised 1994 federal rates and the existing 1994 New York State rates. Such yields may differ under the laws applicable to subsequent years if the effect of any such law is to change any tax bracket or the amount of taxable income which is applicable to a tax bracket. Separate calculations, showing the applicable taxable income brackets, are provided for investors who file single returns and for those investors who file joint returns.

                                               FEDERAL AND NEW YORK STATE TABLE
---------------------------------------------------------------------------------------------------------------------------------
           TAXABLE INCOME*                                                     TAX-EXEMPT YIELD
--------------------------------------  INCOME    -------------------------------------------------------------------------------
      SINGLE              JOINT           TAX     2.00%   2.50%   3.00%   3.50%   4.00%   4.50%   5.00%   5.50%    6.00%    6.50%
      RETURN              RETURN       BRACKET**                          EQUIVALENT TAXABLE YIELD
---------------------------------------------------------------------------------------------------------------------------------
Over  But Not Over  Over  But Not Over
                    $      0-$ 38,000    20.16%   2.51%   3.13%   3.76%   4.38%   5.01%   5.64%   6.26%   6.89%    7.52%    8.14%
$      0-$ 22,750                        20.37%   2.51%   3.14%   3.77%   4.40%   5.02%   5.65%   6.28%   6.91%    7.53%    8.16%
                    $ 38,001-$ 91,850    33.47%   3.01%   3.76%   4.51%   5.26%   6.01%   6.76%   7.52%   8.27%    9.02%    9.77%
$ 22,751-$ 55,100                        33.47%   3.01%   3.76%   4.51%   5.26%   6.01%   6.76%   7.52%   8.27%    9.02%    9.77%
                    $ 91,851-$140,000    36.24%   3.14%   3.92%   4.71%   5.49%   6.27%   7.06%   7.84%   8.63%    9.41%   10.19%
$ 55,501-$115,000                        36.24%   3.14%   3.92%   4.71%   5.49%   6.27%   7.06%   7.84%   8.63%    9.41%   10.19%
$115,001-$250,000   $140,001-$250,000    40.86%   3.38%   4.23%   5.07%   5.92%   6.76%   7.61%   8.45%   9.30%   10.15%   10.99%
$250,001            $250,001             44.19%   3.58%   4.48%   5.38%   6.27%   7.17%   8.06%   8.96%   9.85%   10.75%   11.65%

----------
 * Net amount subject to federal and New York State personal income tax after deductions and exemptions.
** Effective combined federal and state tax bracket. State tax rate based on the average state rate for the federal income tax bracket and 1994 state tax rate.

                                        FEDERAL, NEW YORK STATE AND NEW YORK CITY TABLE
---------------------------------------------------------------------------------------------------------------------------------
           TAXABLE INCOME*                                                     TAX-EXEMPT YIELD
--------------------------------------  INCOME    -------------------------------------------------------------------------------
      SINGLE              JOINT           TAX     2.00%   2.50%   3.00%   3.50%   4.00%   4.50%   5.00%   5.50%    6.00%    6.50%
      RETURN              RETURN       BRACKET**                          EQUIVALENT TAXABLE YIELD
---------------------------------------------------------------------------------------------------------------------------------
Over  But Not Over  Over  But Not Over
                    $      0-$ 38,000    23.14%   2.60%   3.25%   3.90%   4.55%   5.20%   5.85%   6.51%    7.16%   7.81%    8.46%
$      0-$ 22,750                        23.40%   2.61%   3.26%   3.92%   4.57%   5.22%   5.87%   6.53%    7.18%   7.83%    8.49%
                    $ 38,001-$ 91,850    36.64%   3.16%   3.93%   4.73%   5.52%   6.31%   7.10%   7.89%    8.68%   9.47%   10.26%
$ 22,751-$ 55,100                        36.63%   3.16%   3.95%   4.73%   5.52%   6.31%   7.10%   7.89%    8.68%   9.47%   10.26%
                    $ 91,851-$140,000    39.30%   3.29%   4.12%   4.94%   5.77%   6.59%   7.41%   8.24%    9.06%   9.88%   10.71%
$ 55,101-$115,000                        39.31%   3.30%   4.12%   4.94%   5.77%   6.59%   7.41%   8.24%    9.06%   9.89%   10.71%
$115,001-$250,000   $140,001-$250,000    43.71%   3.55%   4.44%   5.33%   6.22%   7.11%   7.99%   8.88%    9.77%  10.66%   11.55%
$250,001            $250,001             46.88%   3.77%   4.71%   5.65%   6.59%   7.53%   8.41%   9.41%   10.35%  11.30%   12.24%

----------
 * Net amount subject to federal, New York State and New York City personal income tax after deductions and exemptions.
** Effective combined federal, state and city tax bracket. State and city tax rates based on the average rate for the federal tax bracket and 1994 state tax rates, including surcharges.

    While it is expected that most of the dividends paid to the shareholders of the Fund will be exempt from federal, New York State and New York City personal income taxes, portions of such dividends from time to time may be subject to such taxes.

Note: The information in the tables is presented as of October 20, 1994.

------
REPUBLIC
  NEW YORK
    TAX FREE BOND
            FUND


INVESTMENT ADVISER
Republic National Bank of New York
452 Fifth Avenue
New York, NY 10018


ADMINISTRATOR, DISTRIBUTOR AND SPONSOR
Signature Broker-Dealer Services, Inc.
6 St. James Avenue
Boston, MA 02116
(617) 423-0800


CUSTODIAN AND TRANSFER AGENT
Investors Bank & Trust Company
89 South Street
Boston, MA 02111
(800) 782-8183


INDEPENDENT AUDITORS
KPMG Peat Marwick
99 High Street
Boston, MA 02110


LEGAL COUNSEL
Dechert Price & Rhoads
1500 K Street, N.W.
Washington, D.C. 20005


SHAREHOLDER SERVICING AGENTS:
Republic National Bank of New York
Republic Bank For Savings
452 Fifth Avenue
New York, NY 10018
(800) 782-8183


FOR NON-REPUBLIC CLIENTS:
Investors Bank & Trust Company
89 South Street
Boston, MA 02111
(800) 782-8183



------
REPUBLIC
  NEW YORK
    TAX FREE BOND
            FUND


 PROSPECTUS
 January 26, 1996

REPUBLIC EQUITY FUND
SIX ST. JAMES AVENUE, BOSTON, MASSACHUSETTS 02116
------------------------------------------------------------------------------

ACCOUNT AND GENERAL INFORMATION: (800) 782-8183 (TOLL FREE)


    Republic Equity Fund (the "Fund") is a diversified separate series (portfolio) of the Republic Funds (the "Trust"), an open-end, management investment company which currently consists of six funds, each of which has different and distinct investment objectives and policies. Shares of the Fund are being offered by this Prospectus. Republic National Bank of New York ("Republic" or the "Manager") is the investment manager of the Fund. Lord, Abbett & Co. ("Lord Abbett" or the "Sub-Adviser") continuously manages the investment portfolio of the Fund.


    The investment objective of the Fund is long-term growth of capital and income without excessive fluctuations in market value. The Fund seeks its objective by investing in securities selling at reasonable prices in relation to value. The Fund will normally invest in common stocks of large, seasoned companies in sound financial condition which are expected to show above-average price appreciation. There can be no assurance that the investment objective of the Fund will be achieved.

    AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, REPUBLIC OR ANY OTHER BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

    Shares of the Fund are continuously offered for sale at net asset value with no sales charge by Signature Broker-Dealer Services, Inc. ("Signature" or the "Distributor" or the "Sponsor") (i) directly to the public, (ii) to customers of a financial institution, such as a federal or state-chartered bank, trust company or savings and loan association that has entered into a shareholder servicing agreement with the Trust (collectively, "Shareholder Servicing Agents"), and (iii) to customers of a securities broker that has entered into a dealer agreement with the Distributor.

    AN INVESTOR WHO IS NOT PURCHASING DIRECTLY FROM THE DISTRIBUTOR SHOULD OBTAIN FROM HIS SECURITIES BROKER OR SHAREHOLDER SERVICING AGENT, AND SHOULD READ IN CONJUNCTION WITH THIS PROSPECTUS, THE MATERIALS PROVIDED BY THE SECURITIES BROKER OR SHAREHOLDER SERVICING AGENT DESCRIBING THE PROCEDURES UNDER WHICH SHARES OF THE FUND MAY BE PURCHASED AND REDEEMED THROUGH SUCH SECURITIES BROKER OR SHAREHOLDER SERVICING AGENT.


    This Prospectus sets forth concisely the information concerning the Fund that a prospective investor ought to know before investing. The Trust has filed with the Securities and Exchange Commission a Statement of Additional Information, dated January 26, 1996, with respect to the Fund, containing additional and more detailed information about the Fund, which is hereby incorporated by reference into this Prospectus. An investor may obtain a copy of this Statement of Additional Information without charge by contacting the Distributor or his Shareholder Servicing Agent (see back cover for addresses and phone numbers).
                             --------------------
  Investors should read this Prospectus and retain it for future reference.
                             --------------------


  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
       EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
      SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
          PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
              REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


               THE DATE OF THIS PROSPECTUS IS JANUARY 26, 1996

                                  HIGHLIGHTS


THE FUND                                                                PAGE 1
    Republic Equity Fund (the "Fund") is a separate series (portfolio) of the Republic Funds (the "Trust"), a Massachusetts business trust organized on April 22, 1987, which currently consists of six funds, each of which has different and distinct investment objectives and policies.

INVESTMENT OBJECTIVE, RISKS AND POLICIES                                PAGE 5
    The investment objective of the Fund is long-term growth of capital and income without excessive fluctuations in market value. The Fund seeks its objective by investing in securities selling at reasonable prices in relation to value. The Fund will normally invest in common stocks of large, seasoned companies in sound financial condition which are expected to show above-average price appreciation. There can be no assurance that the investment objective of the Fund will be achieved.

MANAGEMENT OF THE TRUST                                                 PAGE 8
    Republic acts as investment manager to the Fund pursuant to an Investment Management Agreement with the Trust. For its services, the Manager is paid a fee by the Fund, computed daily and based on the Fund's average daily net assets, equal on an annual basis to 0.175% of net assets. Lord Abbett continuously manages the investment portfolio of the Fund pursuant to a Sub-Advisory Agreement with the Manager. For its services, the Sub-Adviser is paid a fee by the Fund, computed daily and based on the Fund's average daily net assets, equal on an annual basis to 0.325% of net assets up to $50 million, 0.25% of net assets over $50 million and up to $100 million, 0.20% of net assets over $100 million and up to $200 million, and 0.15% of net assets over $200 million. See "Management of the Trust."


    Signature acts as administrator and sponsor of the Fund. Signature provides certain management and administrative services to the Fund for which it receives from the Fund a fee at the annual rate of up to 0.20% of the Fund's average daily net assets.


    The Trust also has retained Signature to distribute shares of the Fund pursuant to a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), under which the Distributor is reimbursed from the Fund for marketing costs and payments to other organizations for services rendered in distributing the Fund's shares. This fee may not exceed 0.25% of the average daily net assets of the Fund and is expected to be limited to an amount such that the aggregate fees paid to the Distributor pursuant to the Distribution Plan and to the Shareholder Servicing Agents pursuant to the Administrative Services Plan do not exceed 0.25% of such assets. See "Management of the Trust."

PURCHASES AND REDEMPTIONS                                      PAGES 12 AND 15
    Shares of the Fund are continuously offered for sale by the Distributor at net asset value with no sales charge (i) directly to the public, (ii) to customers of a financial institution, such as a federal or state-chartered bank, trust company or savings and loan association that has entered into a shareholder servicing agreement with the Trust (collectively, "Shareholder Servicing Agents"), and (iii) to customers of a securities broker that has entered into a dealer agreement with the Distributor. For investors who purchase Fund shares directly from the Distributor, the minimum initial investment is $1,000 and the minimum subsequent investment is $100. The Trust offers to buy back (redeem) shares of the Fund from its shareholders at any time at net asset value. See "Purchase of Shares" and "Redemption of Shares."

DIVIDENDS AND DISTRIBUTIONS                                            PAGE 16
    The Trust intends to distribute all the Fund's net investment income as a dividend to Fund shareholders quarterly and net realized capital gains, if any, annually. See "Dividends and Distributions."

                                  FEE TABLE


    The following table provides (i) a summary of estimated expenses relating to purchases and sales of shares of the Fund, and the aggregate annual operating expenses of the Fund, as a percentage of average daily net assets of the Fund, and (ii) an example illustrating the dollar cost of such estimated expenses on a $1,000 investment in the Fund.

  Shareholder Transaction Expenses ..........................       0%
  Annual Fund Operating Expenses
      Investment Management Fee after waiver* ...............    0.10%
      Investment Subadvisory Fee ............................    0.32%
      Distribution Fees (Rule 12b-1 fees) ...................    0.15%
      Other Expenses after waiver** .........................    0.73%
                                                                ------
      -- Shareholder Servicing Fee  ...................  0.10%
      -- Administrative Services Fee after waiver** ...  0.10%
      -- Other Operating Expenses .....................  0.53%
  Total Fund Operating Expenses after fee waivers*** ........    1.30%
                                                                 =====
------------
  * Investment Management Fee is shown net of waiver. Without such waiver, such fee in the aggregate would be equal on an annual basis to 0.175% of the Fund's average net assets.
 ** Other Expenses and the Administrative Services Fee are shown net of expected fee waiver for the current fiscal year. Without such waiver, the Administrative Services Fee and Other Expenses would be equal on an annual basis to 0.20% and 0.83%, respectively, of the Fund's average net assets.
*** Total Fund Operating Expenses are shown net of fee waivers. Without such fee waivers, the Total Fund Operating Expenses would be equal on an annual basis to 1.475% of the Fund's average net assets. There can be no assurance that expenses will be reimbursed or waived in the future.

EXAMPLE
    A shareholder of the Fund would pay the following expenses on a $1,000 investment in the Fund, assuming (1) 5% annual return and (2) redemption at the end of:

       1 year ...............................................    $ 13
       3 years ..............................................    $ 41
       5 years ..............................................    $ 71
       10 years .............................................    $157

    The purpose of the expense table provided above is to assist investors in understanding the various costs and expenses that a shareholder will bear directly or indirectly. The information is based on the expenses the Fund expects to incur for the current fiscal year.* The expense table shows the expected investment management fee, investment subadvisory fee, distribution (Rule 12b-1) fee, administrative services fee and shareholder servicing fee. For a more detailed discussion on the costs and expenses of investing in the Fund, see "Management of the Trust."

*ASSUMING AVERAGE DAILY NET ASSETS OF $30 MILLION IN THE FUND.

    The fees paid from the Fund to each Shareholder Servicing Agent are determined by a formula based upon the number of accounts serviced by such Shareholder Servicing Agent during the period for which payment is being made, the level of activity in such accounts during such period, and the expenses incurred by such Shareholder Servicing Agent. Similarly, the fee from the Fund to the Distributor is in anticipation of, or as reimbursement for, expenses incurred by the Distributor in connection with the sale of shares of the Fund. The aggregate fees paid to the Distributor pursuant to the Distribution Plan and to the Shareholder Servicing Agent pursuant to the Administrative Services Plan may not exceed 0.25% of the average daily net assets of the Fund.

    Some Shareholder Servicing Agents and securities brokers may impose certain conditions on their customers, subject to the terms of this Prospectus, in addition to or different from those imposed by the Trust, such as requiring a minimum initial investment or charging their customers a direct fee for their services. The effect of any such fees will be to reduce the net return on the investment of customers of that Shareholder Servicing Agent or securities broker. Each Shareholder Servicing Agent and securities broker has agreed to transmit to shareholders who are its customers appropriate written disclosure of any transaction fees that it may charge them directly at least 30 days before the imposition of any such charge.


    THE EXAMPLE SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE FUND; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


                             FINANCIAL HIGHLIGHTS
    The financial data shown below is to assist investors in evaluating the performance of the Fund since commencement of operations through October 31, 1995. The information shown in the following schedule has been audited by Ernst & Young LLP, independent auditors, whose report on the Fund's financial statements is incorporated by reference into the Statement of Additional Information from the Fund's Annual Report dated October 31, 1995. The Annual Report also includes management's discussion of Fund performance, and may be obtained without charge upon request. This information should be read in conjunction with the financial statements.

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD:

REPUBLIC EQUITY FUND
FINANCIAL HIGHLIGHTS

                                                                 FOR THE PERIOD
                                                                 AUGUST 1, 1995
                                                                 (COMMENCEMENT
                                                               OF OPERATIONS) TO
                                                                OCTOBER 31, 1995
                                                               -----------------
Net asset value, beginning of period ......................        $10.00
                                                                   ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ...................................          0.04
  Net realized and unrealized gain on investments .........          0.24
                                                                   ------
    Total from investment operations ......................          0.28
                                                                   ------
Less dividends:
  From net investment income ..............................         (0.04)
                                                                   ------
    Total from dividends ..................................         (0.04)
                                                                   ------
Net asset value, end of period ............................        $10.24
                                                                   ======
Total return ..............................................         2.75%(a)
Ratios/supplemental data:
  Net assets, end of period (in 000's) ....................       $22,092
  Ratio of expenses to average net assets (b) .............         1.47%(c)
  Ratio of net investment income to average net assets (b)          1.59%(c)
  Portfolio turnover rate .................................            2%
-------------------------------------------------------------------------------
(a) Not annualized.
(b) Reflects a voluntary expense limitation and waivers of fees by affiliated parties of the Fund. If this limitation and waivers had not been in effect, the annualized ratios of expenses and net investment income to average net assets for the period from August 1, 1995 (commencement of operations) to October 31, 1995 would have been 2.44% and 0.62%, respectively.
(c) Annualized.

                   INVESTMENT OBJECTIVE, RISKS AND POLICIES

INVESTMENT OBJECTIVE
    The investment objective of the Fund is to seek long-term growth of capital and income without excessive fluctuations in market value. The Fund seeks its objective by investing in securities selling at reasonable prices in relation to value. The Fund will normally invest in common stocks of large, seasoned companies in sound financial condition which are expected to show above-average price appreciation. There can be no assurance that the investment objective of the Fund will be achieved. The investment objective of the Fund may be changed without approval by the Fund's shareholders. If there is a change in the investment objective of the Fund, shareholders should consider whether the Fund remains an appropriate investment in light of their then-current financial position and needs. Shareholders of the Fund shall receive 30 days' prior written notice of any change in the investment objective of the Fund.

INVESTMENT POLICIES
    The Sub-Adviser believes that long-term investors purchase and redeem shares to meet their own financial requirements rather than to take advantage of price fluctuations. If so, their needs will be best served by an investment whose growth is characterized by low fluctuations in market value. For this reason, the Fund attempts to maintain its investments in securities which are selling at reasonable prices in relation to value and, thus, is willing to forgo some opportunities for gains when, in the Sub-Adviser's judgment, they carry excessive risk. The Sub-Adviser attempts to anticipate major changes in the economy and to select stocks that it believes will benefit most from these changes.

    The Fund will normally invest at least 65% of its total assets in equity securities (consisting of common stocks, preferred stocks, securities convertible into common stocks, warrants and rights) of large, seasoned companies in sound financial condition which are expected to show above-average price appreciation. Although the prices of common stocks fluctuate and their dividends vary, historically, common stocks have appreciated in value and their dividends have increased when the companies they represent have prospered and grown. The Sub-Adviser will balance the opportunity for profit against the risk of loss. In the past, very few industries have continuously provided the best investment opportunities. The Sub-Adviser believes it is important to take a flexible approach and adjust the Fund's portfolio to reflect changes in the opportunities for sound investments relative to the risks assumed. The Fund therefore will sell securities the Sub-Adviser judges to be overpriced and reinvest the proceeds in other securities the Sub-Adviser believes to offer better values.

    The Fund may (a) write covered call options traded on a national securities exchange with respect to securities in its portfolio, (b) invest up to 10% of its net assets (at the time of investment) in debt and equity securities which are traded in developed foreign countries and (c) invest up to 35% in bonds and other debt securities, including lower rated, high-yield bonds, commonly referred to as "junk bonds." The Fund does not intend to write covered call options with respect to securities with an aggregate market value of more than 10% of its total assets at the time an option is written. The Fund will not invest more than 5% of its net assets (at the time of investment) in lower rated (BB/Ba or lower), high yield bonds. The Fund may retain any bond whose rating drops below investment grade if it is in the best interest of the Fund's shareholders. Securities rated BB/Ba by a nationally recognized statistical rating organization are considered to have speculative characteristics.

    The Fund may lend its portfolio securities. These loans may not exceed 30% of the value of the Fund's total assets.

    The Fund will not purchase securities for trading purposes. Pending investment in equity and debt and also for temporary defensive purposes, the Fund may invest without limit in short-term debt and other high-quality, fixed-income securities. The Fund may invest up to 15% of its net assets in illiquid securities.

                     ADDITIONAL RISK FACTORS AND POLICIES
FOREIGN SECURITIES
    Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or foreign withholding and other taxation, limitation on the removal of cash or other assets of the Fund, political or financial instability, or diplomatic and other developments which could affect such investments. Further, economics of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Changes in foreign exchange rates will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements, and transaction costs of foreign currency conversions.

CONVERTIBLE SECURITIES
    Although the Fund's equity investments consist primarily of common and preferred stocks, the Fund may buy securities convertible into common stock if, for example, the Sub-Adviser believes that a company's convertible securities are undervalued in the market. Convertible securities eligible for purchase by the Fund consist of convertible bonds, convertible preferred stocks, warrants and rights. See "Additional Risk Factors and Policies -- Warrants" below and the Statement of Additional Information for a discussion of these instruments.

ILLIQUID INVESTMENTS
    The Fund may invest up to 15% of its net assets in securities that are illiquid by virtue of the absence of a readily available market, or because of legal of contractual restrictions on resale, excluding securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as described below. There may be delays in selling these securities and sales may be made at less favorable prices.

    The Sub-Adviser may determine that a particular Rule 144A security is liquid and thus not subject to the Fund's limits on investment in illiquid securities, pursuant to guidelines adopted by the Board of Trustees. Factors that the Sub-Adviser must consider in determining whether a particular Rule 144A security is liquid include the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of other potential purchasers, dealer undertakings to make a market in the security, and the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Investing in Rule 144A securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutions might become, for a time, uninterested in purchasing these securities.

WARRANTS
    The Fund may invest up to 10% of its net assets in warrants, except that this limitation does not apply to warrants acquired in units or attached to securities. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specific amount of the corporation's capital stock at a set price for a specified period of time. Warrants do not represent ownership of the securities, but only the right to buy the securities. The prices of warrants do not necessarily move parallel to the prices of underlying securities. Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them.

LOANS OF PORTFOLIO SECURITIES
    The Fund may lend its securities to qualified brokers, dealers, banks and other financial institutions for the purpose of realizing additional income. Loans of securities will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies. The collateral will equal at least 100% of the current market value of the loaned securities. In addition, the Fund will not lend its portfolio securities to the extent that greater than 30% of its total assets, at fair market value, would be committed to loans at that time.

COVERED CALL OPTIONS
    The Fund may write covered call options (which are considered derivitives) which are traded on a national securities exchange with respect to securities in the portfolio in an attempt to increase its income and to provide greater flexibility in the disposition of its portfolio securities. A "call option" is a contract sold for a price (the "premium") giving its holder the right to buy a specific number of shares of stock at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. During the period of the option, the option writer forgoes the opportunity to profit from any increase in the market price of the underlying security above the exercise price of the option (to the extent that the increase exceeds the net premium). The Fund also may enter into "closing purchase transactions" in order to terminate its obligation to deliver the underlying security (this may result in a short-term gain or loss). A closing purchase transaction is the purchase of a call option (at a cost which may be more or less than the premium received for writing the original call option) on the same security, with the same exercise price and call period as the option previously written. If the Fund is unable to enter into a closing purchase transaction, it may be required to hold a security that it might otherwise have sold to protect against depreciation. The Fund does not intend to write covered call options with respect to securities with an aggregate market value of more than 10% of its total assets at the time an option is written. This percentage limitation will not be increased without prior disclosure in the current Prospectus.


PORTFOLIO TURNOVER
    The Sub-Adviser will manage the Fund generally without regard to restrictions on portfolio turnover, except those imposed by provisions of the federal tax laws regarding short-term trading. In general, the Fund will not trade for short-term profits, but when circumstances warrant, investments may be sold without regard to the length of time held. It is expected that the annual turnover rate for the Fund will not exceed 100%. For the period from August 1, 1995 (commencement of operations) to October 31, 1995, the portfolio turnover rate was 2%.

                             --------------------

    The Trust may, in the future, seek to achieve the Fund's investment objective by investing all of its investable assets in a no-load, open-end management investment company having substantially the same investment objective as the Fund. In such event, the Fund's Investment Management Contract would be terminated. Such investment would be made only if the Trustees of the Trust believe that the aggregate per share expenses of the Fund and such other investment company will be less than or approximately equal to the expenses which the Fund would incur if the Trust were to continue to retain the services of an investment adviser for the Fund and the assets of the Fund were to continue to be invested directly in portfolio securities.

                           MANAGEMENT OF THE TRUST
    The business and affairs of the Fund are managed under the direction of the Board of Trustees of the Trust. The Trustees are Frederick C. Chen, Alan
S. Parsow, Larry M. Robbins and Michael Seely. Additional information about the Trustees, as well as the Trust's executive officers, may be found in the Statement of Additional Information under the caption "Management of the Trust -- Trustees and Officers."

INVESTMENT MANAGER
    Republic, whose address is 452 Fifth Avenue, New York, New York 10018, serves as investment manager to the Fund pursuant to an Investment Management Contract with the Trust. For its services, the Manager is paid a fee by the Fund, computed daily and based on the Fund's average daily net assets, equal on an annual basis to 0.175% of net assets.


    Republic is a wholly-owned subsidiary of Republic New York Corporation, a registered bank holding company. As of December 31, 1994, Republic was the 18th largest bank holding company in the United States measured by assets and the 17th largest commercial bank measured by shareholder equity. Republic or an affiliate of Republic serves as investment adviser to the other series of the Trust. Republic currently provides investment advisory services for individuals, trusts, estates and institutions.

    Republic and its affiliates may have deposit, loan and other commercial banking relationships with the issuers of obligations purchased for the Fund, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of obligations so purchased. Republic has informed the Trust that, in making its investment decisions, it does not obtain or use material inside information in the possession of any division or department of Republic or in the possession of any affiliate of Republic.


    Based upon the advice of counsel, Republic believes that the performance of investment advisory and other services for the Fund will not violate the Glass-Steagall Act or other applicable banking laws or regulations. However, future statutory or regulatory changes, as well as future judicial or administrative decisions and interpretations of present and future statutes and regulations, could prevent Republic from continuing to perform such services for the Fund. If Republic were prohibited from acting as investment manager to the Fund, it is expected that the Board of Trustees would recommend to Fund shareholders approval of a new investment advisory agreement with another qualified investment adviser selected by the Board or that the Board would recommend other appropriate action. If Republic were prohibited from acting as a Shareholder Servicing Agent for the Fund, the Trust would seek alternative means of providing such services.


SUB-ADVISER
    Lord Abbett continuously manages the investment portfolio of the Fund, subject to the supervision and direction of the Manager, pursuant to a Sub-Advisory Agreement with the Manager. For its services, the Sub-Adviser is paid a fee by the Fund, computed daily and based on the Fund's average daily net assets, equal on an annual basis to 0.325% of net assets up to $50 million, 0.25% of net assets over $50 million up to $100 million, 0.20% of net assets over $100 million up to $200 million, and 0.15% of net assets over $200 million. It is the responsibility of the Sub-Adviser not only to make investment decisions for the Fund, but also to place purchase and sale orders for the portfolio transactions of the Fund. See "Portfolio Turnover."


    The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possible. The Fund may pay brokerage commissions on portfolio security transactions to affiliated broker-dealers. For a further discussion of portfolio transactions, see "Investment Objective, Policies Risks, and Restrictions -- Fund Transactions" in the Statement of Additional Information.

    Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and such other policies as the Trustees of the Trust may determine, and subject to seeking the most favorable price and execution available, the Sub-Adviser may consider sales of shares of the Fund or other funds managed by the Sub-Adviser as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.


    Lord Abbett has been an investment manager for over 65 years and currently manages approximately $18 billion in a family of mutual funds and other advisory accounts. Lord Abbett is located at The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. Mr. John J. Walsh, a partner of Lord Abbett, serves as the Fund's portfolio manager and manages other mutual fund and private account portfolios. Mr. Walsh has been with Lord Abbett since 1960.


DISTRIBUTOR AND SPONSOR
    Signature, whose address is 6 St. James Avenue, Boston, Massachusetts 02116, acts as sponsor and distributor to the Fund under a Distribution Contract. The Distributor may, out of its own resources, make payments to broker-dealers for their services in distributing Fund shares. Signature and its affiliates also serve as administrator and distributor of other investment companies. Signature is a wholly-owned subsidiary of Signature Financial Group, Inc.

    Pursuant to a Distribution Plan adopted by the Trust (the "Plan"), the Distributor is reimbursed from the Fund monthly for costs and expenses incurred by the Distributor in connection with the distribution of Fund shares and for the provision of certain shareholder services with respect to Fund shares. The amount of this reimbursement may not exceed 0.25% of the average daily net assets of the Fund. Payments to the Distributor are for various types of activities, including: (1) payments to broker-dealers who advise shareholders regarding the purchase, sale or retention of Fund shares and who provide shareholders with personal services and account maintenance services ("service fees"), (2) payments to employees of the Distributor, and (3) printing and advertising expenses. It is currently intended that the aggregate fees paid to the Distributor pursuant to the Plan and to Shareholder Servicing Agents pursuant to the Administrative Services Plan will not exceed 0.25% per annum of the Fund's average daily net assets. Salary expense of Signature personnel who are responsible for marketing shares of the various portfolios of the Trust may be allocated to such portfolios on the basis of average net assets; travel expense is allocated to, or divided among, the particular portfolios for which it is incurred.

    Any payment by the Distributor or reimbursement of the Distributor from the Fund made pursuant to the Plan is contingent upon the Board of Trustees' approval. The Fund is not liable for distribution and shareholder servicing expenditures made by the Distributor in any given year in excess of the maximum amount (0.25% per annum of the Fund's average daily net assets) payable under the Plan in that year.

ADMINISTRATIVE SERVICES PLAN
    The Trust has adopted an Administrative Services Plan (the "Administrative Services Plan") with respect to the Fund which provides that the Trust may obtain the services of an administrator, a transfer agent, a custodian and one or more Shareholder Servicing Agents for the Fund, and may enter into agreements providing for the payment of fees for such services.

ADMINISTRATOR
    Pursuant to an Administrative Services Contract, Signature provides the Trust with general office facilities and supervises the overall administration of the Trust and the Fund, including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the independent contractors and agents of the Trust; the payment of the non-transaction based fees of the custodian; the preparation and filing of all documents required for compliance by the Trust with applicable laws and regulations; and arranging for the maintenance of books and records of the Trust and the Fund. Signature provides persons satisfactory to the Board of Trustees of the Trust to serve as Trustees and officers of the Trust. Such officers, as well as certain other employees and Trustees of the Trust, may be directors, officers or employees of Signature or its affiliates. For these services and facilities, Signature receives from the Fund fees payable monthly at an annual rate equal to 0.20% of the first $100 million of the Fund's average daily net assets; 0.17% of the next $100 million of such assets; 0.13% of the next $300 million of such assets; and 0.10% of such assets in excess of $500 million.

TRANSFER AGENT AND CUSTODIAN
    The Trust has entered into a Transfer Agency Agreement with Investors Bank & Trust Company ("IBT"), pursuant to which IBT acts as transfer agent for the Fund (the "Transfer Agent"). The Transfer Agent maintains an account for each shareholder of the Fund (unless such account is maintained by the shareholder's Shareholder Servicing Agent), performs other transfer agency functions and acts as dividend disbursing agent for the Fund. Pursuant to a Custodian Agreement, IBT also acts as the custodian of the Fund's assets (the "Custodian"). The Custodian's responsibilities include safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on the Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, and calculating the daily net asset value of shares of the Fund. Securities held for the Fund may be deposited into the Federal Reserve-Treasury Department Book Entry System or the Depositary Trust Company. The Custodian does not determine the investment policies of the Fund or decide which securities will be purchased or sold for the Fund. Assets of the Fund may, however, be invested in securities of the Custodian, and the Trust may deal with the Custodian as principal in securities transactions for the Fund. For its services, IBT receives such compensation as may from time to time be agreed upon by it and the Trust.

SHAREHOLDER SERVICING AGENTS
    The Trust has entered into a shareholder servicing agreement (a "Servicing Agreement") with each Shareholder Servicing Agent pursuant to which a Shareholder Servicing Agent, as agent for its customers, among other things: answers customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares of the Fund may be effected and certain other matters pertaining to the Fund; assists shareholders in designating and changing dividend options, account designations and addresses; provides necessary personnel and facilities to establish and maintain shareholder accounts and records; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem shares; verifies and guarantees shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnishes (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) monthly and year-end statements and confirmations of purchases and redemptions; transmits, on behalf of the Trust, proxy statements, annual reports, updated prospectuses and other communications from the Trust to the Fund's shareholders; receives, tabulates and transmits to the Trust proxies executed by shareholders with respect to meetings of shareholders of the Fund or the Trust; and provides such other related services as the Trust or a shareholder may request. For these services, each Shareholder Servicing Agent receives a fee from the Fund, which may be paid periodically, determined by a formula based upon the number of accounts serviced by such Shareholder Servicing Agent during the period for which payment is being made, the level of activity in accounts serviced by such Shareholder Servicing Agent during such period, and the expenses incurred by such Shareholder Servicing Agent. It is currently intended that the aggregate fees paid to the Distributor pursuant to the Plan and to Shareholder Servicing Agents pursuant to the Administrative Services Plan will not exceed 0.25% per annum of the Fund's average daily net assets. Republic may act as a Shareholder Servicing Agent.

    The Trust understands that some Shareholder Servicing Agents also may impose certain conditions on their customers, subject to the terms of this Prospectus, in addition to or different from those imposed by the Trust, such as requiring a different minimum initial or subsequent investment, account fees (a fixed amount per transaction processed), compensating balance requirements (a minimum dollar amount a customer must maintain in order to obtain the services offered), or account maintenance fees (a periodic charge based on a percentage of the assets in the account or of the dividends paid on those assets). Each Shareholder Servicing Agent has agreed to transmit to its customers who are shareholders of the Fund appropriate prior written disclosure of any fees that it may charge them directly and to provide written notice at least 30 days prior to the imposition of any transaction fees.

    The glass-steagall act prohibits certain financial institutions from engaging in the business of underwriting securities of open-end investment companies, such as shares of the fund. The trust engages banks as shareholder servicing agents on behalf of the fund only to perform administrative and shareholder servicing functions as described above. The trust believes that the glass-steagall act should not preclude a bank from acting as a shareholder servicing agent. There is presently no controlling precedent regarding the performance of shareholder servicing activities by banks. Future changes in either federal statutes or regulations relating to the permissible activities of banks, as well as future judicial or administrative decisions and interpretations of present and future statutes and regulations, could prevent a bank from continuing to perform all or part of its servicing activities. If a bank were prohibited from so acting, its shareholder customers would be permitted to remain fund shareholders, and alternative means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the fund might occur and a shareholder serviced by such bank might no longer be able to avail himself of any automatic investment or other services then being provided by such bank. The trustees of the trust do not expect that shareholders of the fund would suffer any adverse financial consequences as a result of these occurrences.


OTHER EXPENSES
    The Fund bears all costs of its operations other than expenses specifically assumed by the Distributor, Manager or the Sub-Adviser. See "Management of the Trust -- Expenses and Expense Limits" in the Statement of Additional Information. Trust expenses directly attributable to the Fund are charged to the Fund; other expenses are allocated proportionately among all the portfolios in the Trust in relation to the net assets of each portfolio. For the period from August 1, 1995 (commencement of operations) through October 31, 1995, the Fund's operating expenses equaled 1.47% of its average daily net assets.


                        DETERMINATION OF NET ASSET VALUE
    The net asset value of each of the shares of the Fund is determined on each day on which the New York Stock Exchange is open for trading ("Fund Business Day"). This determination is made once during each Fund Business Day as of 4:00 p.m., New York time, by dividing the value of the Fund's net assets (i.e., the value of its assets less its liabilities, including expenses payable or accrued) by the number of shares of the Fund outstanding at the time the determination is made. Values of assets in the Fund's portfolio are determined on the basis of their market or other fair value, as described in the Statement of Additional Information.

                              PURCHASE OF SHARES
    Shares of the Fund may be purchased without a sales load at their net asset value next determined after an order is transmitted to and accepted by the Distributor or is received by a Shareholder Servicing Agent or a securities broker if it is transmitted to and accepted by the Distributor. Purchases are therefore effected on the same day the purchase order is received by the Distributor provided such order is received prior to 4:00 p.m., New York time, on any Fund Business Day.

    The Trust intends the Fund to be as fully invested at all times as is reasonably practicable in order to enhance the yield on its assets. Accordingly, in order to make investments which will immediately generate income, the Trust must have federal funds available for the Fund (i.e., monies credited by a Federal Reserve Bank to the account of the Fund with the Fund's custodian bank). Each Shareholder Servicing Agent and securities broker has agreed to provide federal funds for each purchase at the time it transmits the order for such purchase to the Distributor, and the Distributor has agreed to provide the Fund with federal funds for each purchase, including those made directly through the Distributor. Therefore, each shareholder and prospective investor should be aware that if he does not have sufficient funds on deposit with, or otherwise immediately available to, the Distributor, his Shareholder Servicing Agent or his securities broker, there may be a delay in transmitting and effecting the purchase order since his check, bank draft, money order or similar negotiable instrument will have to be converted into federal funds. If such a delay is necessary, it is expected that in most cases it would not be longer than two business days.

    While there is no sales load on purchases of Fund shares, the Distributor may receive fees from the Fund. See "Management of the Trust -- Distributor and Sponsor." Other funds which have investment objectives similar to those of the Fund but which do not pay some or all of such fees from their assets may offer a higher yield.

    All purchase payments are invested in full and fractional shares of the Fund. The Trust reserves the right to cease offering shares of the Fund for sale at any time or to reject any order for the purchase of shares of the Fund.

    An investor may purchase shares of the Fund through the Distributor directly or by authorizing his Shareholder Servicing Agent or his securities broker to purchase such shares on his behalf through the Distributor.

    Exchange Privilege. By contacting the Transfer Agent or his Shareholder Servicing Agent or his securities broker, a shareholder may exchange some or all of his Fund shares for shares of one or more other Republic Funds at net asset value without a sales charge. An exchange may result in a change in the number of shares held, but not in the value of such shares immediately after the exchange. Each exchange involves the redemption of the Fund shares to be exchanged and the purchase of the shares of the other Republic Fund which may produce a gain or loss for tax purposes.

    The exchange privilege (or any aspect of it) may be changed or discontinued upon 60 days' written notice to shareholders and is available only to shareholders in states in which such exchanges legally may be made. A shareholder considering an exchange should obtain and read the prospectus of the other Republic Fund and consider the differences in investment objectives and policies before making any exchange.

DIRECTLY THROUGH THE DISTRIBUTOR
    For each shareholder who purchases Fund shares directly through the Distributor, the Trust, as the shareholder's agent, establishes an open account to which all shares purchased are credited together with any dividends and capital gains distributions which are paid in additional shares. See "Dividends and Distributions." The minimum initial investment is $1,000, except the minimum initial investment for an Individual Retirement Account is $250. The minimum subsequent investment is $100. Initial and subsequent purchases may be made by writing a check (in U.S. dollars) payable to the Republic Funds -- Equity Fund and mailing it to:

            Republic Funds
            c/o Investors Bank & Trust Company
            P.O. Box 1537  MFD23
            Boston, Massachusetts 02205-1537

    In the case of an initial purchase, the check must be accompanied by a completed Purchase Application.

    In the case of subsequent purchases, a shareholder may transmit purchase payments by wire directly to the Fund's custodian bank at the following address:

            Investors Bank & Trust Company
            Boston, Massachusetts
            Attn: Transfer Agent
            ABA # 011001438
            Acct. # 5999-99451
            For further credit to the Republic Funds (Equity Fund, account name, account #)

    The wire order must specify the Fund, the account name, number, confirmation number, address, amount to be wired, name of the wiring bank and name and telephone number of the person to be contacted in connection with the order.

    Automatic Investment Plan. The Trust offers a plan for regularly investing specified dollar amounts ($25.00 minimum in monthly, quarterly, semi-annual or annual intervals) in the Fund. If an Automatic Investment Plan is selected, subsequent investments will be automatic and will continue until such time as the Trust and the investor's bank are notified in writing to discontinue further investments. Due to the varying procedure to prepare, process and forward the bank withdrawal information to the Trust, there may be a delay between the time of the bank withdrawal and the time the money reaches the Fund. The investment in the Fund will be made at the net asset value per share determined on the Fund Business Day that both the check and the bank withdrawal data are received in required form by the Transfer Agent. Further information about the plan may be obtained from IBT at the telephone number listed on the back cover.

    For further information on how to purchase shares of the Fund directly from the Distributor, an investor should contact the Distributor (see back cover for address and phone number).

THROUGH A SHAREHOLDER SERVICING AGENT OR A SECURITIES BROKER
    Shareholder Servicing Agents and securities brokers may offer services to their customers, including specialized procedures for the purchase and redemption of Fund shares, such as pre-authorized or automatic purchase and redemption programs. Each Shareholder Servicing Agent and securities broker may establish its own terms, conditions and charges, including limitations on the amounts of transactions, with respect to such services. Charges for these services may include fixed annual fees, account maintenance fees and minimum account balance requirements. The effect of any such fees will be to reduce the net return on the investment of customers of that Shareholder Servicing Agent or securities broker.

    Shareholder Servicing Agents and securities brokers may transmit purchase payments on behalf of their customers by wire directly to the Fund's custodian bank by following the procedures described above.

    For further information on how to direct a securities broker or a Shareholder Servicing Agent to purchase shares of the Fund, an investor should contact his securities broker or his Shareholder Servicing Agent (see back cover for address and phone number).

                               RETIREMENT PLANS
    Shares of the Fund are offered in connection with tax-deferred retirement plans. Application forms and further information about these plans, including applicable fees, are available from the Trust or the Sponsor upon request. Recently enacted federal tax legislation has substantially affected the tax treatment of contributions to certain retirement plans. Before investing in the Fund through one or more of these plans, an investor should consult his or her tax adviser.

INDIVIDUAL RETIREMENT ACCOUNTS
    Shares of the Fund may be used as a funding medium for an IRA. An Internal Revenue Service-approved IRA plan may be available from an investor's Shareholder Servicing Agent. In any event, such a plan is available from the Sponsor naming IBT, as custodian. The minimum initial investment for an IRA is $250; the minimum subsequent investment is $100. IRAs are available to individuals who receive compensation or earned income and their spouses whether or not they are active participants in a tax-qualified or Government-approved retirement plan. An IRA contribution by an individual who participates, or whose spouse participates, in a tax-qualified or Government-approved retirement plan may not be deductible depending upon the individual's income. Individuals also may establish an IRA to receive a "rollover" contribution of distributions from another IRA or a qualified plan. Tax advice should be obtained before planning a rollover.


DEFINED CONTRIBUTION PLANS
    Investors who are self-employed may purchase shares of the Fund for retirement plans for self-employed persons which are known as Defined Contribution Plans (formerly Keogh or H.R. 10 Plans). Republic offers a prototype plan for Money Purchase and Profit Sharing Plans.


SECTION 457 PLAN, 401(K) PLAN, 403(B) PLAN
    The Fund may be used as a vehicle for certain deferred compensation plans provided for by Section 457 of the Code with respect to service for state governments, local governments, rural electric cooperatives and political subdivisions, agencies, instrumentalities and certain affiliates of such entities. The Fund may also be used as a vehicle for both 401(k) plans and 403
(b) plans.


                             REDEMPTION OF SHARES
    A shareholder may redeem all or any portion of the shares in his account at any time at the net asset value next determined after a redemption order in proper form is furnished by the shareholder to the Transfer Agent, with respect to shares purchased directly through the Distributor, or to his securities broker or his Shareholder Servicing Agent and is transmitted by it to and is received by the Transfer Agent. Redemptions are effected on the same day the redemption order is received by the Transfer Agent provided such order is received prior to 4:00 p.m., New York time, on any Fund Business Day. Shares redeemed earn dividends up to and including the Fund Business Day prior to the day the redemption is effected.


    The proceeds of a redemption are normally paid from the Fund in federal funds on the next Fund Business Day on which the redemption is effected, but in any event within seven days. The right of any shareholder to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period in which the New York Stock Exchange is closed (other than weekends or holidays) or trading on such Exchange is restricted or, to the extent otherwise permitted by the 1940 Act, if an emergency exists. To be in a position to eliminate excessive expenses, the Trust reserves the right to redeem upon not less than 30 days' notice all shares of the Fund in an account which has a value below $50. However, a shareholder will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account.

    Unless shares of the Fund have been purchased directly from the Distributor, a shareholder may redeem shares of the Fund only by authorizing his securities broker or his Shareholder Servicing Agent to redeem such shares on his behalf (since the account and records of such a shareholder are established and maintained by his securities broker or his Shareholder Servicing Agent). For further information as to how to direct a securities broker or a Shareholder Servicing Agent to redeem shares of the Fund, a shareholder should contact his securities broker or his Shareholder Servicing Agent (see back cover for address and phone number).

REDEMPTION OF SHARES PURCHASED DIRECTLY THROUGH THE DISTRIBUTOR
    Redemption by Letter. Redemptions may be made by letter to the Transfer Agent specifying the dollar amount or number of shares to be redeemed, account number and the Fund. The letter must be signed in exactly the same way the account is registered (if there is more than one owner of the shares all must sign). In connection with a written redemption request, all signatures of all registered owners or authorized parties must be guaranteed by an Eligible Guarantor Institution, which includes a domestic bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. The Fund's transfer agent, however, may reject redemption instructions if the guarantor is neither a member or not a participant in a signature guarantee program (currently known as "STAMP", "SEMP", or "NYSE MPS"). Corporations, partnerships, trusts or other legal entities may be required to submit additional documentation.

    An investor may redeem shares in any amount by written request mailed to the Transfer Agent at the following address:

            The Republic Funds
            c/o Investors Bank & Trust Company
            P.O. Box 1537  MFD23
            Boston, Massachusetts 02205-1537

    Checks for redemption proceeds normally will be mailed within seven days, but will not be mailed until all checks in payment for the purchase of the shares to be redeemed have been cleared, which may take up to 15 days or more. Unless other instructions are given in proper form, a check for the proceeds of a redemption will be sent to the shareholder's address of record.

    Redemption by Wire or Telephone. An investor may redeem Fund shares by wire or by telephone if he has checked the appropriate box on the Purchase Application or has filed a Telephone Authorization Form with the Trust. These redemptions may be paid from the Fund by wire or by check. The Trust reserves the right to refuse telephone and wire redemptions and may limit the amount involved or the number of telephone redemptions. The telephone redemption procedure may be modified or discontinued at any time by the Trust. Instructions for wire redemptions are set forth in the Purchase Application. The Trust employs reasonable procedures to confirm that instructions communicated by telephone are genuine. For instance, the following information must be verified by the shareholder or securities broker at the time a request for a telephone redemption is effected: (1) shareholder's account number; (2) shareholder's social security number; and (3) name and account number of shareholder's designated securities dealer or bank. If the Trust fails to follow these or other established procedures, it may be liable for any losses due to unauthorized or fraudulent instructions.

                         DIVIDENDS AND DISTRIBUTIONS
    Dividends substantially equal to all of the Fund's net investment income earned are distributed quarterly to Fund shareholders of record. Generally, the Fund's net investment income consists of the interest and dividend income it earns, less expenses. In computing interest income, premiums are not amortized, nor are discounts accrued on long-term debt securities in the Fund's portfolio, except as required for federal income tax purposes.

    The Fund's net realized short-term and long-term capital gains, if any, are distributed to shareholders annually. Additional distributions are also made to the Fund's shareholders to the extent necessary to avoid application of the 4% non-deductible federal excise tax on certain undistributed income and net capital gains of mutual funds.

    Unless a shareholder elects to receive dividends in cash (subject to the policies of the shareholder's Shareholder Servicing Agent or securities broker), dividends are distributed in the form of additional shares of the Fund (purchased at their net asset value without a sales charge).

                                 TAX MATTERS
    This discussion is intended for general information only. An investor should consult with his own tax advisor as to the tax consequences of an investment in the Fund, including the status of dividends and distributions from the Fund under applicable state or local law.

    Each year, the Trust intends to qualify the Fund and elect that the Fund be treated as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, the Fund must meet certain income, distribution and diversification requirements. Provided such requirements are met and all investment company taxable income and net realized capital gains of the Fund are distributed to shareholders in accordance with the timing requirements imposed by the Code, generally no federal income or excise taxes will be paid by the Fund on amounts so distributed.

    Dividends and capital gains distributions, if any, paid to shareholders are treated in the same manner for federal income tax purposes whether received in cash or reinvested in additional shares of the Fund. Shareholders must treat dividends, but not long-term capital gain distributions, as ordinary income. Dividends paid to corporate shareholders, to the extent such dividends are attributable to dividends received from U.S. corporations, may qualify for the dividends-received deduction. However, the alternative minimum tax applicable to corporations may reduce the value of the dividends-received deduction. Distributions designated by the Fund as capital gain dividends are taxable to shareholders as long-term capital gain regardless of the length of time the shares of the Fund have been held by the shareholders and such distributions are not eligible for the dividends-received deduction. Certain dividends declared in October, November, or December of a calendar year to shareholders of record on a date in such a month are taxable to shareholders (who otherwise are subject to tax on dividends) as though received on December 31 of that year if paid to shareholders during January of the following calendar year.

    Tax Withholding. Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries.

    The Fund generally will be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish the Fund with the shareholder's correct taxpayer identification number ("TIN") or social security number and to make such certifications as the Fund may require, (2) the Internal Revenue Service notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the Internal Revenue Service and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's federal income tax liability. Dividends from the Fund attributable to the Fund's net investment income and short-term capital gains generally will be subject to U.S. withholding tax when paid to shareholders treated under U.S. tax law as nonresident alien individuals or foreign corporations, estates, partnerships or trusts.

    The Trust is organized as a Massachusetts business trust and, under current law, is not liable for any income or franchise tax in the Commonwealth of Massachusetts as long as each series of the Trust (including the Fund) qualifies as a "regulated investment company" under the Code.

    For additional information relating to taxes, see "Taxation" in the Statement of Additional Information.

              DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES
    The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.001 per share) and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. The shares of each series participate equally in the earnings, dividends and assets of the particular series. Currently, the Trust has six series of shares, each of which constitutes a separately managed fund. The Trust reserves the right to create additional series of shares.

    Each share of the Fund represents an equal proportionate interest in the Fund with each other share. Shares have no preference, pre-emptive, conversion or similar rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote. Each Shareholder Servicing Agent has agreed to transmit all proxies and voting materials from the Trust to their customers who are beneficial owners of the Fund and such Shareholder Servicing Agents have agreed to vote as instructed by such customers. The Trust is not required and has no current intention to hold annual meetings of shareholders although the Trust will hold special meetings of Fund shareholders when in the judgment of the Trustees of the Trust it is necessary or desirable to submit matters for a shareholder vote. Shareholders of each series generally vote separately, for example, to approve investment advisory agreements or changes in fundamental investment policies or restrictions, but shareholders of all series may vote together to the extent required under the 1940 Act, such as in the election or selection of Trustees, principal underwriters and accountants for the Trust.

    Shareholders of the Fund have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees by a specified number of shareholders) the right to communicate with other shareholders of the Trust in connection with requesting a meeting of shareholders of the Trust for the purpose of removing one or more Trustees. Shareholders of the Trust have the right to remove one or more Trustees without a meeting by a declaration in writing by a specified number of shareholders, however, the Trustees will call such a meeting upon the written request of shareholders holding at least 10% of the Trust's outstanding shares. Upon liquidation or dissolution of the Fund, shareholders of the Fund would be entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

    The Trust's Declaration of Trust provides that, at any meeting of shareholders of the Fund or the Trust, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements.

    The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

                           PERFORMANCE INFORMATION
    Yield and total return data for the Fund may from time to time be included in advertisements about the Trust. "Total return" is expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5 and 10 years. All total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid. "Yield" refers to the net income generated by an investment in the Fund over a stated 30-day period. This income is then annualized -- i.e., the amount of income generated by the investment during the 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period.

    Since these total return and yield quotations are based on historical earnings and since the Fund's total return and yield fluctuate from day to day, these quotations should not be considered as an indication or representation of the Fund's total return or yield in the future. Any performance information should be considered in light of the Fund's investment objective and policies, characteristics and quality of the Fund's portfolio and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future. From time to time the Trust may also use comparative performance information in such advertisements, including the performance of unmanaged indices, the performance of the Consumer Price Index (as a measure for inflation), and data from Lipper Analytical Services, Inc. and other industry publications.

    A Shareholder Servicing Agent or a securities broker may charge its customers direct fees in connection with an investment in the Fund, which will have the effect of reducing the net return on the investment of customers of that Shareholder Servicing Agent or that securities broker. Such customers may be able to obtain through their Shareholder Servicing Agent or securities broker quotations reflecting such decreased return.

SHAREHOLDER INQUIRIES
    All shareholder inquiries should be directed to the Trust, 6 St. James Avenue, Boston, Massachusetts 02116.

        GENERAL AND ACCOUNT INFORMATION     (800) 782-8183 (TOLL FREE)
                             --------------------


    The Trust's Statement of Additional Information, dated January 26, 1996, with respect to the Fund contains more detailed information about the Fund, including information related to (i) the Fund's investment restrictions, (ii) the Trustees and officers of the Trust and the Manager, Sub-Adviser and Sponsor of the Fund, (iii) portfolio transactions, (iv) the Fund's shares, including rights and liabilities of shareholders, and (v) additional yield information, including the method used to calculate the total return and yield of the Fund.

------
REPUBLIC
      EQUITY
            FUND


INVESTMENT MANAGER
Republic National Bank of New York
452 Fifth Avenue
New York, NY 10018

SUB-ADVISER
Lord, Abbett & Co.
The General Motors Building
767 Fifth Avenue
New York, NY  10153-0203

ADMINISTRATOR, DISTRIBUTOR AND SPONSOR
Signature Broker-Dealer Services, Inc.
6 St. James Avenue
Boston, MA 02116
(617) 423-0800

CUSTODIAN AND TRANSFER AGENT
Investors Bank & Trust Company
89 South Street
Boston, MA 02111
(800) 782-8183

INDEPENDENT AUDITORS
KPMG Peat Marwick
99 High Street
Boston, MA 02110

LEGAL COUNSEL
Dechert Price & Rhoads
1500 K Street, N.W.
Washington, D.C. 20005

SHAREHOLDER SERVICING AGENTS:
Republic National Bank of New York
Republic Bank For Savings
452 Fifth Avenue
New York, NY 10018
(800) 782-8183

FOR NON-REPUBLIC CLIENTS:
Investors Bank & Trust Company
89 South Street
Boston, MA 02111
(800) 782-8183



------

REPUBLIC

      EQUITY

            FUND


PROSPECTUS
 January 26, 1996

REPUBLIC FIXED INCOME FUND
SIX ST. JAMES AVENUE, BOSTON, MASSACHUSETTS 02116
------------------------------------------------------------------------------
ACCOUNT AND GENERAL INFORMATION: (800) 782-8183 (TOLL FREE)

    Republic Fixed Income Fund (the "Fund") is a diversified separate series of Republic Funds (the "Trust"), an open-end, management investment company which currently consists of six funds, each of which has different and distinct investment objectives and policies. Shares of the Fund are being offered by this Prospectus. Shares of the Fund are offered only to clients of Republic National Bank of New York ("Republic" or the "Manager") and its affiliates for which Republic or its affiliate exercises investment discretion. Shares are offered at net asset value with no sales charge by Signature Broker-Dealer Services, Inc. ("SBDS" or the "Distributor" or the "Sponsor").


    UNLIKE OTHER OPEN-END MANAGEMENT INVESTMENT COMPANIES (MUTUAL FUNDS) WHICH DIRECTLY ACQUIRE AND MANAGE THEIR OWN PORTFOLIO OF SECURITIES, THE TRUST SEEKS TO ACHIEVE THE INVESTMENT OBJECTIVE OF THE FUND BY INVESTING ALL OF THE FUND'S INVESTABLE ASSETS ("ASSETS") IN THE FIXED INCOME PORTFOLIO (THE "PORTFOLIO"), WHICH HAS THE SAME INVESTMENT OBJECTIVE AS THE FUND. THE INVESTMENT EXPERIENCE OF THE FUND WILL CORRESPOND DIRECTLY WITH THE INVESTMENT EXPERIENCE OF THE PORTFOLIO. THE PORTFOLIO IS A DIVERSIFIED SERIES OF THE REPUBLIC PORTFOLIOS, WHICH IS AN OPEN-END MANAGEMENT INVESTMENT COMPANY. SEE "SPECIAL INFORMATION CONCERNING THE TWO-TIER FUND STRUCTURE".

    Republic is the investment manager of the Portfolio. Miller Anderson & Sherrerd ("MAS" or the "Sub-Adviser") continuously manages the investments of the Portfolio.

    The investment objective of the Fund is to seek to realize above-average total return over a market cycle of three to five years, consistent with reasonable risk, through investment primarily in a diversified portfolio of U.S. Government securities, corporate bonds, mortgage-backed securities and other fixed-income securities. The Portfolio's average weighted maturity will ordinarily exceed five years.

    AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, REPUBLIC OR ANY OTHER BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.


    This Prospectus sets forth concisely the information concerning the Fund that a prospective investor should know before investing. The Trust has filed with the Securities and Exchange Commission a Statement of Additional Information, dated January 26, 1996, with respect to the Fund, containing additional and more detailed information about the Fund and is hereby incorporated by reference into this Prospectus. An investor may obtain a copy of the Statement of Additional Information without charge by contacting the Fund at the address and telephone number printed above.

                             --------------------
  Investors should read this Prospectus and retain it for future reference.
                             --------------------

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
       EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
      SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
          PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
              REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

               THE DATE OF THIS PROSPECTUS IS JANUARY 26, 1996

                                  HIGHLIGHTS

THE FUND                                                               PAGE  1
    Republic Fixed Income Fund (the "Fund") is a separate series of Republic Funds (the "Trust"), a Massachusetts business trust organized on April 22, 1987, which currently consists of six funds, each of which has different and distinct investment objectives and policies.


INVESTMENT OBJECTIVE AND POLICIES                                      PAGE  4
    The investment objective of the Fund is to seek to realize above-average total return over a market cycle of three to five years, consistent with reasonable risk, through investment primarily in a diversified portfolio of U.S. Government securities, corporate bonds, mortgage-backed securities and other fixed-income securities. The Trust seeks to achieve the investment objective of the Fund by investing all of the Fund's Assets in the Fixed Income Portfolio (the "Portfolio"), which has the same investment objective as the Fund. The Portfolio is a series of the Republic Portfolios (the "Portfolio Trust"), a master trust fund established under the laws of the State of New York and organized on November 1, 1994. The Portfolio's average weighted maturity will ordinarily exceed five years. There can be no assurance that the investment objective of the Fund or the Portfolio will be achieved.

MANAGEMENT OF THE TRUST AND THE PORTFOLIO TRUST                        PAGE 17
    Republic acts as investment manager to the Portfolio pursuant to an Investment Management Contract with the Portfolio Trust. The Manager is not paid a fee by the Portfolio for its services.

    MAS continuously manages the investment portfolio of the Portfolio pursuant to a Sub-Advisory Agreement with the Manager. For its services, the Sub-Adviser is paid a fee by the Portfolio, computed daily and based on the Portfolio's average daily net assets, equal on an annual basis to 0.375% on net assets up to $50 million, 0.25% on net assets over $50 million and up to $95 million, $300,000 on net assets over $95 million and up to $150 million, 0.20% on net assets over $150 million and up to $250 million, and 0.15% on net assets over $250 million. See "Management of the Trust and the Portfolio Trust."


    SBDS acts as sponsor and as administrator (the "Administrator of the Fund") of the Fund and distributor of shares of the Fund. For its services to the Fund, the Administrator receives from the Fund a fee payable monthly equal on an annual basis to 0.05% of the Fund's average daily net assets up to $100 million. Signature Financial Group (Cayman) Limited ("Signature (Cayman)") acts as administrator (the "Administrator of the Portfolio") of the Portfolio. For its services to the Portfolio, the Administrator receives from the Portfolio a fee payable monthly equal on an annual basis to 0.05% of the average daily net assets of the Portfolio.

PURCHASES AND REDEMPTIONS                                              PAGE 21
    Shares of the Fund are offered at the next determined net asset value with no sales charge and may be purchased through the Distributor. Shares of the Fund are offered only to clients of Republic and its affiliates for which Republic or its affiliate exercises investment discretion. The minimum initial investment in the Fund is $10,000, and the minimum subsequent investment is $2,500. The Fund may accept initial and subsequent investments of lesser amounts in its discretion. No minimum is imposed on reinvested dividends. Shares may be redeemed without cost at the net asset value per share of the Fund next determined after receipt of the redemption request. See "Purchase of Shares" and "Redemption of Shares".

DIVIDENDS AND DISTRIBUTIONS                                            PAGE 22
    The Trust declares all of the Fund's net investment income daily as a dividend to Fund shareholders and distributes all such dividends monthly. Any net realized capital gains are distributed at least annually. All Fund distributions will be invested in additional Fund shares, unless the shareholder instructs the Fund otherwise. See "Dividends and Distributions."

                                  FEE TABLE
    The following table summarizes an investor's maximum transaction costs from investing in the Fund and the estimated aggregate annual operating expenses of the Fund and the Portfolio as a percentage of the average daily net assets of the Fund during the Fund's last completed fiscal period. The fiscal year ends of the Fund and the Portfolio are both October 31. The example illustrates the dollar cost of such estimated expenses on a $1,000 investment in the Fund. THE TRUSTEES OF THE TRUST BELIEVE THAT THE AGGREGATE PER SHARE EXPENSES OF THE FUND AND THE PORTFOLIO WILL BE LESS THAN OR APPROXIMATELY EQUAL TO THE EXPENSES WHICH THE FUND WOULD INCUR IF THE TRUST RETAINED THE SERVICES OF AN INVESTMENT ADVISER ON BEHALF OF THE FUND AND THE ASSETS OF THE FUND WERE INVESTED DIRECTLY IN THE TYPE OF SECURITIES BEING HELD BY THE PORTFOLIO.

  Shareholder Transaction Expenses .............................          None
  Annual Fund Operating Expenses
      Investment Management Fee ................................            0%
      Investment Subadvisory Fee ...............................         0.33%
      Other Expenses  ..........................................         0.50%
                                                                        ------
      -- Administrative Services Fee .......................  0.10%
      -- Other Operating Expenses ..........................  0.40%

  Total Operating Expenses .....................................         0.83%
                                                                         =====
EXAMPLE
    A shareholder of the Fund would pay the following expenses on a $1,000 investment in the Fund, assuming (1) 5% annual return and (2) redemption at the end of:
       1 year  .................................................        $  8
       3 years .................................................        $ 26
       5 years .................................................        $ 46
      10 years .................................................        $103

    The purpose of the expense table provided above is to assist investors in understanding the expenses of investing in the Fund and an investor's share of the aggregate operating expenses of the Fund and the Portfolio. The information is based on the expenses the Fund and the Portfolio expect to incur for the current fiscal year.* For a more detailed discussion on the costs and expenses of investing in the Fund, see "Management of the Trust and the Portfolio Trust."

------------
*Assuming average daily net assets of $50 million in the Fund and $75 million in the Portfolio for the current fiscal year.

    THE EXAMPLE SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE AGGREGATE EXPENSES OF THE FUND AND THE PORTFOLIO, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                             FINANCIAL HIGHLIGHTS
    The financial data shown below is to assist investors in evaluating the performance of the Fund since commencement of operations through October 31, 1995. The information shown in the following schedule has been audited by Ernst & Young LLP, independent auditors, whose report on the Fund's financial statements is incorporated by reference into the Statement of Additional Information from the fund's Annual Report dated October 31, 1995. The Annual Report also includes management's discussion of fund performance, and may be obtained without charge upon request. This information should be read in conjunction with the financial statements.

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD:

REPUBLIC FIXED INCOME FUND
FINANCIAL HIGHLIGHTS
                                                               FOR THE PERIOD
                                                               JANUARY 9, 1995
                                                                (COMMENCEMENT
                                                               OF OPERATIONS) TO
                                                               OCTOBER 31, 1995
                                                               ----------------
Net asset value, beginning of period ........................        $10.00
                                                                     ------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income ...................................          0.46
    Net realized and unrealized gain from Portfolio .........          0.96
                                                                     ------
    Total increase from investment operations ...............          1.42
                                                                     ------
LESS DIVIDENDS:
    From net investment income ..............................         (0.46)
                                                                     ------
    Net asset value, end of period ..........................        $10.96
                                                                     ======
TOTAL RETURN .................................................        14.37%(a)
RATIOS AND SUPPLEMENTAL DATA:
    Net assets, end of period (in 000's) .....................       $26,128
    Ratio of expenses to average net assets (b) ..............         0.91%(c)
    Ratio of net investment income to average net assets (b) .         5.63%(c)
--------------------------------------------------------------------------------

(a) Not annualized.
(b) Reflects a voluntary expense limitation and waiver of fees by affiliated parties of the Fund. If this limitation and waiver had not been in effect, the annualized ratios of expenses and net investment income to average net assets for the period from January 9, 1995 (commencement of operations) to October 31, 1995 would have been 1.72% and 4.82%, respectively.
(c) Annualized.

                      INVESTMENT OBJECTIVE AND POLICIES
INVESTMENT OBJECTIVE
    The investment objective of the Fund is to seek to realize above-average total return over a market cycle of three to five years, consistent with reasonable risk, through investment in a diversified portfolio of U.S. Government securities, corporate bonds (including bonds rated below investment grade commonly referred to as "junk bonds"), foreign fixed income securities, mortgage-backed securities of domestic issuers and other fixed-income securities. The Portfolio's average weighted maturity will ordinarily exceed five years. The investment objective of the Portfolio is the same as the investment objective of the Fund.

    There can be no assurance that the investment objective of the Fund will be achieved. The investment objective of each of the Fund and the Portfolio may be changed without investor approval. If there is a change in the investment objective of the Fund, shareholders should consider whether the Fund remains an appropriate investment in light of their then-current financial position and needs. Shareholders of the Fund shall receive 30 days' prior written notice of any change in the investment objective of the Fund or the Portfolio.

    Since the investment characteristics of the Fund will correspond to those of the Portfolio, the following is a discussion of the various investment policies of the Portfolio.

INVESTMENT POLICIES
    The Portfolio will normally invest at least 65% of its total assets in fixed income securities. The Portfolio may invest in the following securities, which may be issued by domestic or foreign entities and denominated in U.S. dollars or foreign currencies: securities issued, sponsored or guaranteed by the U.S. government, its agencies or instrumentalities (U.S. Government securities); corporate debt securities; corporate commercial paper; mortgage pass-throughs, mortgage-backed bonds, collateralized mortgage obligations ("CMOs"), other asset-backed securities; variable and floating rate debt securities; obligations of foreign governments or their subdivisions, agencies and instrumentalities; obligations of international agencies or supranational entities; and foreign currency exchange-related securities.

    The Sub-Adviser will seek to achieve the Portfolio's objective by investing at least 80% of the Portfolio's assets in investment grade debt or fixed income securities. Investment grade debt securities are those rated by one or more nationally recognized statistical rating organizations ("NRSROs") within one of the four highest quality grades at the time of purchase (e.g., AAA, AA, A or BBB by Standard & Poor's Corporation ("S&P") or Fitch Investors Service, Inc. ("Fitch") or Aaa, Aa, A or Baa by Moody's Investors Service, Inc. ("Moody's")), or in the case of unrated securities, determined by the Sub-Adviser to be of comparable quality. Securities rated by a NRSRO in the fourth highest rating category have speculative characteristics and are subject to greater credit and market risks than higher-rated bonds. See the Appendix to this Prospectus for a description of the ratings assigned by Moody's, S&P, and Fitch.

    Up to 20% of the Portfolio's assets may be invested in preferred stock, convertible securities, and in fixed income securities that at the time of purchase are rated Ba or B by Moody's or BB or B by S&P or rated comparably by another NRSRO (or, if unrated, are deemed by the Sub-Adviser to be of comparable quality). Securities rated below "investment grade," i.e., rated below Baa by Moody's or BBB by S&P, are described as "speculative" by both Moody's and S&P. Such securities are sometimes referred to as "junk bonds," and may be subject to greater market fluctuations, less liquidity and greater risk. For a complete discussion of the special risks associated with investments in lower rated securities, see "Additional Risk Factors and Policies: High Yield/High Risk Securities."

    From time to time, the Sub-Adviser may invest more than 50% of the Portfolio's assets in mortgage-backed securities including mortgage pass-through securities and CMOs, that carry a guarantee from a U.S. government agency or a private issuer of the timely payment of principal and interest. For a description of the risks associated with mortgage-backed securities, see "Additional Risk Factors and Policies: Mortgage Related Securities." When investing in mortgage-backed securities, it is expected that the Portfolio's primary emphasis will be in mortgage-backed securities issued by governmental and government-related organizations such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Association ("FHLMC"). However, the Portfolio may invest without limit in mortgage-backed securities of private issuers when the Sub-Adviser determines that the quality of the investment, the quality of the issuer, and market conditions warrant such investments. It is currently not anticipated that greater than 25% of Portfolio assets will be invested in mortgage pools comprised of private organizations. Mortgage-backed securities issued by private issuers will be rated investment grade by Moody's or S&P or, if unrated, deemed by the Sub-Adviser to be of comparable quality.

    There are two methods of trading mortgage-backed securities. A specific pool transaction is a trade in which the pool number of the security to be delivered on the settlement date is known at the time the trade is made. This is in contrast with the typical mortgage transaction, called a TBA (to be announced) transaction, in which the type of mortgage securities to be delivered is specified at the time of trade but the actual pool numbers of the securities that will be delivered are not known at the time of the trade. For example, in a TBA transaction an investor could purchase $1 million 30-year FNMA 9's and receive up to three pools on the settlement date. The pool numbers of the pools to be delivered at settlement will be announced shortly before settlement takes place. The terms of the TBA trade may be made more specific if desired. For example, an investor may request pools with particular characteristics, such as those that were issued prior to January 1, 1990. The most detailed specification of the trade is to request that the pool number be known prior to purchase. In this case the investor has entered into a specific pool transaction. Generally, agency pass-through mortgage-backed securities are traded on a TBA basis. The specific pool numbers of the securities purchased do not have to be determined at the time of the trade.

    A mortgage-backed bond is a collateralized debt security issued by a thrift or financial institution. The bondholder has a first priority perfected security interest in collateral consisting usually of agency mortgage pass-through securities, although other assets including U.S. Treasury securities (including zero coupon Treasury bonds), agency securities, cash equivalent securities, whole loans and corporate bonds may qualify. The amount of collateral must be continuously maintained at levels from 115% to 150% of the principal amount of the bonds issued, depending on the specific issue structure and collateral type. For a complete discussion of mortgage-backed securities, see "Additional Risk Factors and Policies: Mortgage-Related Securities."

    A portion of the Portfolio's assets may be invested in bonds and other fixed income securities denominated in foreign currencies if, in the opinion of the Sub-Adviser, the combination of current yield and currency value offer attractive expected returns. These holdings may be in as few as one foreign currency bond market (such as the United Kingdom gilt market), or may be spread across several foreign bond markets; however, the Portfolio does not intend to invest in the securities of Eastern European countries. When the total return opportunities in a foreign bond market appear attractive in local currency terms, but where, in the Sub-Adviser's judgment, unacceptable currency risk exists, currency futures, forwards and options and swaps may be used to hedge the currency risk. See "Additional Risk Factors and Policies:
Foreign Securities."

    The Portfolio may also invest in the following instruments on a temporary basis when economic or market conditions are such that the Sub-Adviser deems a temporary defensive position to be appropriate: time deposits, certificates of deposit and bankers' acceptances issued by a commercial bank or savings and loan association; obligations of U.S. banks, foreign branches of U.S. banks (Eurodollars) and U.S. branches of foreign banks (Yankee dollars); commercial paper rated at the time of purchase by one or more NRSRO in one of the two highest categories or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated high-grade by a NRSRO; short-term corporate obligations rated high-grade by a NRSRO; U.S. Government obligations; Government agency securities issued or guaranteed by U.S. Government sponsored instrumentalities and federal agencies; and repurchase agreements collateralized by the securities listed above. The Portfolio may also purchase securities on a when-issued basis, lend its securities to brokers, dealers, and other financial institutions to earn income and borrow money for temporary or emergency purposes.

                     ADDITIONAL RISK FACTORS AND POLICIES
DERIVATIVES
    The Portfolio may invest in various instruments that are commonly known as derivatives. Generally, a derivative is a financial arrangement the value of which is based on, or "derived" from, a traditional security, asset, or market index. A mutual fund, of course, derives its value from the value of the investments it holds and so might even be called a "derivative." Some "derivatives" such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There are a range of risks associated with those uses. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. However, some derivatives are used for leverage, which tends to magnify the effects of an instrument's price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances, lead to significant losses. In contrast, the Portfolio may use derivatives to enhance return when the Sub-Adviser believes the investment will assist the Portfolio in achieving its investment objective, and for hedging purposes. A description of the derivatives that the Portfolio may use and some of their associated risks follows.

OPTIONS AND FUTURES TRANSACTIONS
    The Portfolio may use financial futures contracts, options on futures contracts and options (collectively, "futures and options"). In addition, the Portfolio may invest in foreign currency futures contracts and options on foreign currencies and foreign currency futures. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and price. An option is a legal contract that gives the holder the right to buy or sell a specified amount of the underlying security or futures contract at a fixed or determinable price upon the exercise of the option. A call option conveys the right to buy and a put option conveys the right to sell a specified quantity of the underlying security.

    The Portfolio will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts in combination with its outstanding obligations with respect to options transactions would exceed 35% of its total assets. The Portfolio will use financial futures contracts and related options only for "bona fide hedging" purposes, as such term is defined in applicable regulations of the Commodity Futures Trading Commission, or, with respect to positions in financial futures and related options that do not qualify as "bona fide hedging" positions, will enter such non-hedging positions only to the extent that assets committed to initial margin deposits on such instruments, plus premiums paid for open futures options positions, less the amount by which any such positions are "in-the-money," do not exceed 5% of the Portfolio's net assets. The Portfolio will segregate assets or "cover" its positions consistent with requirements under the Investment Company Act of 1940, as amended ("1940 Act").

    There are several risks associated with the use of futures and options for hedging purposes. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in the portfolio and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when the Portfolio seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent the Portfolio from liquidating an unfavorable position and the Portfolio would remain obligated to meet margin requirements until the position is closed.

FOREIGN SECURITIES
    Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, other taxes imposed by the foreign country on the Fund's earnings, assets, or transactions, limitation on the removal of cash or other assets of the Portfolio, political or financial instability, or diplomatic and other developments which could affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Changes in foreign exchange rates will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements, and transaction costs of foreign currency conversions.

FORWARD FOREIGN CURRENCY CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES
    Forward foreign currency exchange contracts ("forward contracts") are intended to minimize the risk of loss to the Portfolio from adverse changes in the relationship between the U.S. dollar and foreign currencies. The Portfolio may not enter into such contracts for speculative purposes. The Portfolio has no specific limitation on the percentage of assets it may commit to forward contracts, subject to its stated investment objective and policies, except that the Portfolio will not enter into a forward contract if the amount of assets set aside to cover the contract would impede portfolio management.

    A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. A forward contract may be used, for example, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security. The Portfolio may also purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired.

    The Portfolio may also combine forward contracts with investments in securities denominated in other currencies in order to achieve desired credit and currency exposures. Such combinations are generally referred to as synthetic securities. For example, in lieu of purchasing a foreign bond, the Portfolio may purchase a U.S. dollar-denominated security and at the same time enter into a forward contract to exchange U.S. dollars for the contract's underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, the Portfolio may be able to lock in the foreign currency value of the security and adopt a synthetic investment position reflecting the credit quality of the U.S. dollar-denominated security.

    There is a risk in adopting a synthetic investment position to the extent that the value of a security denominated in U.S. dollars or other foreign currency is not exactly matched with the Portfolio's obligation under the forward contract. On the date of maturity the Portfolio may be exposed to some risk of loss from fluctuations in that currency. Although the Sub-Adviser will attempt to hold such mismatching to a minimum, there can be no assurance that the Sub-Adviser will be able to do so. When the Portfolio enters into a forward contract for purposes of creating a synthetic security, it will generally be required to hold high-grade, liquid securities or cash in a segregated account with a daily value at least equal to its obligation under the forward contract.

HIGH YIELD/HIGH RISK SECURITIES
    Securities rated lower than Baa by Moody's or lower than BBB by S&P are sometimes referred to as "high yield" or "junk" bonds. In addition, securities rated Baa (Moody's) and BBB (S&P) are considered to have some speculative characteristics.

    Investing in high yield securities involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield securities may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and the ability of the Portfolio to achieve its investment objective may, to the extent of its investments in high yield securities, be more dependent upon such creditworthiness analysis than would be the case if the Portfolio were investing in higher quality securities.

    High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of high yield securities have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of high yield securities defaults, the Portfolio may incur additional expenses to seek recovery. In the case of high yield securities structured as zero coupon or payment-in-kind securities, the market prices of such securities are affected to a greater extent by interest rate changes and, therefore, tend to be more volatile than securities which pay interest periodically and in cash.

    The secondary markets on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect and cause large fluctuations in the daily net asset value of the Portfolio. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market.

    The use of credit ratings as the sole method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. The Sub-Adviser does not rely solely on credit ratings when selecting securities for the Portfolio, and develops its own independent analysis of issuer credit quality. If a credit rating agency changes the rating of a security held by the Portfolio, the Portfolio may retain the security if the Sub-Adviser deems it in the best interest of investors.

ZERO COUPON OBLIGATIONS
    The Portfolio may invest in zero coupon obligations, which are fixed-income securities that do not make regular interest payments. Instead, zero coupon obligations are sold at substantial discounts from their face value. The Portfolio accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations, in which case the Portfolio will forego the purchase of additional income-producing assets with these funds. The difference between a zero coupon obligation's issue or purchase price and its face value represents the imputed interest an investor will earn if the obligation is held until maturity. Zero coupon obligations may offer investors the opportunity to earn higher yields that those available on ordinary interest-paying obligations of similar credit quality and maturity. However, zero coupon obligation prices may also exhibit greater price volatility than ordinary fixed-income securities because of the manner in which their principal and interest are returned to the investor.

MORTGAGE-RELATED SECURITIES
    Mortgage-Backed Securities. The Portfolio may invest in mortgage-backed certificates and other securities representing ownership interests in mortgage pools, including CMOs. Interest and principal payments on the mortgages underlying mortgage-backed securities are passed through to the holders of the mortgage-backed securities. Mortgage-backed securities currently offer yields higher than those available from many other types of fixed-income securities, but because of their prepayment aspects, their price volatility and yield characteristics will change based on changes in prepayment rates. Generally, prepayment rates increase if interest rates fall and decrease if interest rates rise. For many types of mortgage-backed securities, this can result in unfavorable changes in price and yield characteristics in response to changes in interest rates and other market conditions. For example, as a result of their prepayment aspects, the Portfolio's mortgage-backed securities may have less potential for capital appreciation during periods of declining interest rates than other fixed income securities of comparable maturities, although such obligations may have a comparable risk of decline in market value during periods of rising interest rates.

    Mortgage-backed securities have yield and maturity characteristics that are dependent on the mortgages underlying them. Thus, unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on these securities include both interest and a partial payment of principal. In addition to scheduled loan amortization, payments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. Such prepayments may significantly shorten the effective durations of mortgage-backed securities, especially during periods of declining interest rates. Similarly, during periods of rising interest rates, a reduction in the rate of prepayments may significantly lengthen the effective durations of such securities.

    Investment in mortgage-backed securities poses several risks, including prepayment, market, and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.

    Market risk reflects the risk that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

    Credit risk reflects the risk that the Portfolio may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions.

    For further information, see the Statement of Additional Information.

    Stripped Mortgage-Backed Securities. The Portfolio may invest in Stripped Mortgage-Backed Securities ("SMBS") which are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. The Portfolio's investments in SMBS will be limited to 10% of net assets.

    SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. One type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In some cases, one class will receive all of the interest (the interest-only or IO class), while the other class will receive all of the principal (the principal-only or PO class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities, even if the security is in one of the highest rating categories.

    Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, certain of these securities may be deemed illiquid and subject to the Portfolio's limitations on investment in illiquid securities. For further information on these securities, see the Statement of Additional Information.

    Other Asset-Backed Securities. The Portfolio may invest in securities representing interests in other types of financial assets, such as automobile-finance receivables or credit-card receivables. Such securities are subject to many of the same risks as are mortgage-backed securities, including prepayment risks and risks of foreclosure. They may or may not be secured by the receivables themselves or may be unsecured obligations of their issuers. For further information on these securities, see the Statement of Additional Information.

REPURCHASE AGREEMENTS
    The Portfolio may invest in repurchase agreements collateralized by U.S. Government securities, certificates of deposit and certain bankers' acceptances. Repurchase agreements are transactions by which the Portfolio purchases a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed upon price on an agreed upon date (usually within seven days of purchase). The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The Sub- Adviser will continually monitor the value of the underlying securities to ensure that their value, including accrued interest, always equals or exceeds the repurchase price. Repurchase agreements are considered to be loans collateralized by the underlying security under the 1940 Act, and therefore will be fully collateralized.

    The use of repurchase agreements involves certain risks. For example, if the seller of the agreements defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Portfolio may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the Portfolio and therefore subject to sale by the trustee in bankruptcy. Finally, it is possible that the Portfolio may not be able to substantiate its interest in the underlying securities. While the Portfolio Trust's management acknowledges these risks, it is expected that they can be controlled through stringent security selection criteria and careful monitoring procedures.

ILLIQUID INVESTMENTS
    The Portfolio may invest up to 15% of its net assets in securities that are illiquid by virtue of the absence of a readily available market, or because of legal or contractual restrictions on resale. This policy does not limit the acquisition of securities (i) eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 or (ii) commercial paper issued pursuant to Section 4(2) under the Securities Act of 1933 that are determined to be liquid in accordance with guidelines established by the Portfolio Trust's Board of Trustees. There may be delays in selling these securities and sales may be made at less favorable prices. The Portfolio has a separate policy that no more than 10% of its net assets may be invested in securities which are restricted as to resale, including Rule 144A and Section 4(2) securities.

    The Sub-Adviser may determine that a particular Rule 144A security is liquid and thus not subject to the Portfolio's limits on investment in illiquid securities, pursuant to guidelines adopted by the Board of Trustees. Factors that the Sub-Adviser must consider in determining whether a particular Rule 144A security is liquid include the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of other potential purchasers, dealer undertakings to make a market in the security, and the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Investing in Rule 144A securities could have the effect of increasing the level of the Portfolio's illiquidity to the extent that qualified institutions might become, for a time, uninterested in purchasing these securities.

BRADY BONDS
    A portion of the Portfolio's assets may be invested in certain debt obligations customarily referred to as Brady Bonds, which are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former Treasury Secretary Nicholas F. Brady (the "Brady Plan"). Brady Bonds have been issued only recently and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated) and are actively traded in the over-the-counter secondary market. For further information on these securities, see the Statement of Additional Information.

FLOATING AND VARIABLE RATE OBLIGATIONS
    Certain obligations that the Portfolio may purchase may have a floating or variable rate of interest, i.e., the rate of interest varies with changes in specified market rates or indices, such as the prime rates, and at specified intervals. Certain floating or variable rate obligations that may be purchased by the Portfolio may carry a demand feature that would permit the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. The demand features of certain floating or variable rate obligations may permit the holder to tender the obligations to foreign banks, in which case the ability to receive payment under the demand feature will be subject to certain risks, as described under "Foreign Securities," above.

INVERSE FLOATING RATE OBLIGATIONS
    The Portfolio may invest in inverse floating rate obligations ("inverse floaters"). Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate, such as LIBOR (London Inter-Bank Offered Rate). Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. In addition, like most other fixed-income securities, the value of inverse floaters will generally decrease as interest rates increase. Inverse floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and inverse floater CMOs exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, some inverse floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater CMO is sensitive not only to changes in interest rates, but also to changes in prepayment rates on the related underlying mortgage assets.

BANKING INDUSTRY AND SAVINGS AND LOAN INDUSTRY OBLIGATIONS
    As a temporary defensive measure, the Portfolio may invest in certificates of deposit, time deposits, bankers' acceptances, and other short-term debt obligations issued by commercial banks and savings and loan associations ("S&Ls"). Certificates of deposit are receipts from a bank or S&L for funds deposited for a specified period of time at a specified rate of return. Time deposits in banks or S&Ls are generally similar to certificates of deposit but are uncertificated. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions. The Portfolio may not invest in time deposits maturing in more than seven days. The Portfolio will limit its investment in time deposits maturing from two business days through seven calendar days to 15% of its total assets.

    The Portfolio will not invest in any obligation of a commercial bank unless
(i) the bank has total assets of at least $1 billion, or the equivalent in other currencies or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation (the "FDIC"), (ii) in the case of U.S. banks, it is a member of the FDIC and (iii) in the case of foreign branches of U.S. banks, the security is deemed by the Sub- Adviser to be of an investment quality comparable with other debt securities which may be purchased by the Portfolio.

    The Portfolio may also invest in obligations of U.S. banks, foreign branches of U.S. banks (Eurodollars) and U.S. branches of foreign banks (Yankee dollars) as a temporary defensive measure. Euro and Yankee dollar investments will involve some of the same risks as investing in foreign securities, as described above and in the Statement of Additional Information.

LOANS OF PORTFOLIO SECURITIES
    The Portfolio may lend its securities to qualified brokers, dealers, banks and other financial institutions for the purpose of realizing additional income. Loans of securities will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies. The collateral will equal at least 100% of the current market value of the loaned securities. In addition, the Portfolio will not lend its portfolio securities to the extent that greater than one-third of its total assets, at fair market value, would be committed to loans at that time.

FIRM COMMITMENT AGREEMENTS AND WHEN-ISSUED SECURITIES
    The Portfolio may purchase and sell securities on a when-issued or firm-commitment basis, in which a security's price and yield are fixed on the date of the commitment but payment and delivery are scheduled for a future date. On the settlement date, the market value of the security may be higher or lower than its purchase or sale price under the agreement. If the other party to a when-issued or firm-commitment transaction fails to deliver or pay for the security, the Portfolio could miss a favorable price or yield opportunity or suffer a loss. The Portfolio will not earn interest on securities until the settlement date. The Portfolio will maintain in a segregated account with the custodian cash or liquid, high-grade debt securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the securities on a when-issued basis.

SWAPS, CAPS, FLOORS AND COLLARS
    The Portfolio may enter into swap contracts and other similar instruments in accordance with its policies. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term specified index includes currencies, fixed interest rates, prices and total return on interest rate indices, fixed-income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, the Portfolio may agree to swap the return generated by a fixed-income index for the return generated by a second fixed-income index. The currency swaps in which the Portfolio may enter will generally involve an agreement to pay interest streams calculated by reference to interest income linked to a specified index in one currency in exchange for a specified index in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

    The swaps in which the Portfolio may engage also include rate caps, floors and collars under which one party pays a single or periodic fixed amount(s) (or premium) and the other party pays periodic amounts based on the movement of a specified index.

    The Portfolio will usually enter into swaps on a net basis, i.e., the two return streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two returns. The Portfolio's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. Government securities, or high-grade debt obligations, to avoid any potential leveraging. The Portfolio will not enter into any swap agreement unless the unsecured commercial paper, senior debt or the claims-paying ability of the counterparty is rated AA or A-1 or better by S&P or Aa or P-1 or better by Moody's, rated comparably by another NRSRO or determined by the Sub-Adviser to be of comparable quality.

    Interest rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the other party to an interest rate swap defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

    The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Sub-Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of the Portfolio would be less favorable than it would have been if this investment technique were not used.


PORTFOLIO TURNOVER
    The Sub-Adviser manages the Portfolio generally without regard to restrictions on portfolio turnover, except those imposed by provisions of the federal tax laws regarding short-term trading. In general, the Portfolio will not trade for short-term profits, but when circumstances warrant, investments may be sold without regard to the length of time held. The Portfolio's annual turnover rate may exceed 100% due to changes in portfolio duration, yield curve strategy or commitments to forward delivery mortgage-backed securities. However, it is expected that the annual turnover rate for the Portfolio will not exceed 250%. For the period from January 9, 1995 (commencement of operations) to October 31, 1995, the portfolio turnover rate was 100%.


                           INVESTMENT RESTRICTIONS
    Each of the Portfolio and the Fund has adopted certain investment restrictions designed to reduce exposure to specific situations (except that none of these investment restrictions shall prevent the Fund from investing all of its Assets in a registered investment company with substantially the same investment objective). Some of these investment restrictions are:

   (1) with respect to 75% of its assets, the Portfolio (Fund) will not purchase securities of any issuer if, as a result, more than 5% of the Portfolio's (Fund's) total assets taken at market value would be invested in the securities of any single issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

   (2) with respect to 75% of its assets, the Portfolio (Fund) will not purchase a security if, as a result, the Portfolio (Fund) would hold more than 10% of the outstanding voting securities of any issuer;

   (3) the Portfolio (Fund) will not invest more than 5% of its total assets in the securities of issuers (other than securities issued or guaranteed by U.S. or foreign governments or political subdivisions thereof) which have (with predecessors) a record of less than three years of continuous operation;

   (4) the Portfolio (Fund) will not acquire any securities of companies within one industry, except for mortgage-backed securities, if, as a result of such acquisition, more than 25% of the value of the Portfolio's (Fund's) total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or instruments issued by U.S. banks when the Portfolio (Fund) adopts a temporary defensive position;

   (5) the Portfolio (Fund) will not make loans except (i) by purchasing debt securities in accordance with its investment objective and policies, or entering into repurchase agreements and (ii) by lending its portfolio securities;

   (6) the Portfolio (Fund) will not borrow money (including through reverse repurchase agreements or forward dollar roll transactions involving mortgage-backed securities or similar investment techniques entered into for leveraging purposes), except for temporary or emergency purposes up to 10% of its net assets; provided, however, that the Portfolio (Fund) may not purchase any security while outstanding borrowings exceed 5% of net assets;

   (7) the Portfolio (Fund) will not invest its assets in securities of any investment company, except by purchase in the open market involving only customary brokers' commissions or in connection with mergers, acquisitions of assets or consolidations and except as may otherwise be permitted by the 1940 Act; provided, however, that the Portfolio shall not invest in the shares of any open-end investment company unless (1) the Portfolio's Sub-Adviser waives any investment advisory fees with respect to such assets and (2) the Portfolio pays no sales charge in connection with the investment.

Limitations (1), (2), (4) and (5) and certain other limitations described in the Statement of Additional Information are fundamental and may be changed only with the approval of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Portfolio or the Fund, as the case may be. The other investment restrictions described here and in the Statement of Additional Information are not fundamental policies meaning that the Board of Trustees of the Portfolio Trust may change them without investor approval. If a percentage limitation on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of the Portfolio's assets will not be considered a violation of the restriction, and the sale of securities will not be required.


          SPECIAL INFORMATION CONCERNING THE TWO-TIER FUND STRUCTURE
    The Trust, which is an open-end investment company, seeks to achieve the investment objective of the Fund by investing all of the Fund's Assets in the Portfolio, a series of a separate open-end investment company with the same investment objective as the Fund. Other mutual funds or institutional investors may invest in the Portfolio on the same terms and conditions as the Fund. However, these other investors may have different sales commissions and other operating expenses which may generate different aggregate performance results. Information concerning other investors in the Portfolio is available by calling the Sponsor at (617) 423-0800. The two-tier investment fund structure has been developed relatively recently, so shareholders should carefully consider this investment approach.


    The investment objective of the Fund may be changed without the approval of the shareholders of the Fund and the investment objective of the Portfolio may be changed without the approval of the investors in the Portfolio. Shareholders of the Fund shall receive 30 days prior written notice of any change in the investment objective of the Fund or the Portfolio. For a description of the investment objective, policies and restrictions of the Portfolio, see "Investment Objective and Policies" above.

    Except as permitted by the Securities and Exchange Commission, whenever the Trust is requested to vote on a matter pertaining to the Portfolio, the Trust will hold a meeting of the shareholders of the Fund and, at the meeting of investors in the Portfolio, the Trust will cast all of its votes in the same proportion as the votes of the Fund's shareholders even if all Fund shareholders did not vote. Even if the Trust votes all its shares at the Portfolio meeting, other investors with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio.

    The Trust may withdraw the Fund's investment in the Portfolio as a result of certain changes in the Portfolio's investment objective, policies or restrictions or if the Board of Trustees of the Trust determines that it is otherwise in the best interests of the Fund to do so. Upon any such withdrawal, the Board of Trustees of the Trust would consider what action might be taken, including the investment of all of the assets of the Fund in another pooled investment entity or the retaining of an investment adviser to manage the Fund's assets in accordance with the investment policies described above with respect to the Portfolio. In the event the Trustees of the Trust were unable to accomplish either, the Trustees will determine the best course of action.

    As with traditionally structured funds which have large investors, the actions of such large investors may have a material affect on smaller investors. For example, if a large investor withdraws from the Portfolio, a small remaining fund may experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk.

    For descriptions of the management and expenses of the Portfolio, see "Management of the Trust and the Portfolio Trust" below and in the Statement of Additional Information.

               MANAGEMENT OF THE TRUST AND THE PORTFOLIO TRUST
    The business and affairs of the Trust and the Portfolio Trust are managed under the direction of their respective Boards of Trustees. The Trustees of each of the Trust and the Portfolio Trust are Frederick C. Chen, Alan S. Parsow, Larry M. Robbins and Michael Seely. Additional information about the Trustees, as well as the executive officers of the Trust and the Portfolio Trust, may be found in the Statement of Additional Information under the caption "Management of the Trust and the Portfolio Trust -- Trustees and Officers".

    A majority of the disinterested Trustees have adopted written procedures reasonably appropriate to deal with potential conflicts of interest arising from the fact that the same individuals are Trustees of the Trust and of the Portfolio Trust, up to and including creating a separate Board of Trustees. See "Management of the Trust and the Portfolio Trust" in the Statement of Additional Information for more information about the Trustees and the executive officers of the Trust and the Portfolio Trust.

INVESTMENT MANAGER
    Republic, whose address is 452 Fifth Avenue, New York, New York 10018, serves as investment manager to the Portfolio pursuant to an Investment Management Contract with the Portfolio Trust. The Manager is not paid a fee by the Portfolio for its services.


    Republic is a wholly owned subsidiary of Republic New York Corporation, a registered bank holding company. As of December 31, 1994, Republic was the 18th largest commercial bank in the United States measured by deposits and the 17th largest commercial bank measured by shareholder equity. Republic currently provides investment advisory services for approximately $1.1 billion of assets for individuals, trusts, estates and institutions.


    Republic and its affiliates may have deposit, loan and other commercial banking relationships with the issuers of obligations purchased for the Portfolio, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of obligations so purchased.

    Based upon the advice of counsel, Republic believes that the performance of investment advisory and other services for the Portfolio will not violate the Glass-Steagall Act or other applicable banking laws or regulations. However, future statutory or regulatory changes, as well as future judicial or administrative decisions and interpretations of present and future statutes and regulations, could prevent Republic from continuing to perform such services for the Portfolio. If Republic were prohibited from acting as investment manager to the Portfolio, it is expected that the Trust's Board of Trustees would recommend to Fund shareholders approval of a new investment advisory agreement with another qualified investment adviser selected by the Board or that the Board would recommend other appropriate action.

SUB-ADVISER
    MAS continuously manages the investment portfolio of the Portfolio pursuant to a Sub-Advisory Agreement with the Manager. For its services, the Sub-Adviser is paid a fee by the Portfolio, computed daily and based on the Portfolio's average daily net assets, equal to 0.375% of net assets up to $50 million, 0.25% of net assets over $50 million up to $95 million, $300,000 of net assets over $95 million up to $150 million, 0.20% of net assets over $150 million up to $250 million, and 0.15% of net assets over $250 million. It is the responsibility of the Sub-Adviser not only to make investment decisions for the Portfolio, but also to place purchase and sale orders for the portfolio transactions of the Portfolio. See "Portfolio Transactions."


    MAS, whose address is One Tower Bridge, West Conshohocken, Pennsylvania 19428, is a Pennsylvania limited partnership founded in 1969. MAS provides investment services to employee benefit plans, endowment funds, foundations and other institutional investors. As of September 30, 1995, MAS had in excess of $34.4 billion in assets under management.

    On January 3, 1996, Morgan Stanley Group Inc. acquired MAS in a transaction in which Morgan Stanley Asset Management Holdings Inc., an indirect wholly owned subsidiary of Morgan Stanley Group Inc., became the sole general partner of MAS. Morgan Stanley Asset Management Holdings Inc. and two other wholly owned subsidiaries of Morgan Stanley Group Inc. became the limited partners of MAS. Morgan Stanley Group Inc. and various of its directly or indirectly owned subsidiaries are engaged in a wide range of financial services.

    Kenneth B. Dunn, whose business experience for the past five years is provided below, is the individual portfolio manager responsible for management of the Portfolio.

         Partner, MAS, since prior to 1991. Portfolio Manager, MAS Fixed Income and MAS Domestic Fixed Income Portfolios since 1987; MAS Fixed Income II Portfolio since 1990; MAS Mortgage-Backed Securities and Special Purpose Fixed Income Portfolios since 1992; and, MAS Municipal and PA Municipal Portfolios since 1994.


DISTRIBUTOR AND SPONSOR
    SBDS whose address is 6 St. James Avenue, Boston, Massachusetts 02116, acts as sponsor and principal underwriter and distributor of the Fund's shares pursuant to a Distribution Contract with the Trust.

ADMINISTRATOR
    Pursuant to Administrative Services Agreements, SBDS and Signature (Cayman) provide each of the Fund and the Portfolio, respectively, with general office facilities, and supervise the overall administration of the Fund and the Portfolio including, among other responsibilities, the preparation and filing of all documents required for compliance by the Fund and the Portfolio with applicable laws and regulations and arranging for the maintenance of books and records of the Fund and the Portfolio. For its services to the Fund, SBDS receives from the Fund fees payable monthly equal on an annual basis (for the Fund's then-current fiscal year) to 0.05% of the Fund's average daily net assets up to $100 million. The Administrator receives no compensation from the Fund with respect to the Fund's assets over $100 million. The administrative services fees of the Fund are subject to an annual minimum fee. See the Statement of Additional Information. For its services to the Portfolio, Signature (Cayman) receives from the Portfolio fees payable monthly equal on an annual basis (for the Portfolio's then-current fiscal year) to 0.05% of the Portfolio's average daily net assets.

    SBDS and Signature (Cayman) provide persons satisfactory to the respective Boards of Trustees to serve as officers of the Trust and the Portfolio Trust. Such officers, as well as certain other employees of the Trust and of the Portfolio Trust, may be directors, officers or employees of SBDS, Signature (Cayman) or their affiliates.

    SBDS, Signature (Cayman) and their affiliates also serve as administrator and distributor of other investment companies. SBDS and Signature (Cayman) are wholly owned subsidiaries of Signature Financial Group, Inc.

FUND ACCOUNTING AGENT
    Pursuant to respective fund accounting agreements, Signature Financial Services, Inc. ("Signature") serves as fund accounting agent to each of the Fund and the Portfolio. For its services to the Fund, Signature receives from the Fund fees payable monthly equal on an annual basis to $12,000. For its services to the Portfolio, Signature receives fees payable monthly equal on an annual basis to $40,000.

TRANSFER AGENT AND CUSTODIAN
    Each of the Trust and the Portfolio Trust has entered into a Transfer Agency Agreement with Investors Bank & Trust Company ("IBT") pursuant to which IBT acts as transfer agent (the "Transfer Agent") for the Fund and the Portfolio. The Transfer Agent maintains an account for each shareholder of the Fund and investor in the Portfolio, performs other transfer agency functions and acts as dividend disbursing agent for the Fund. Pursuant to respective Custodian Agreements, IBT also acts as the custodian (the "Custodian") of the assets of the Fund and the Portfolio. The Portfolio Trust's Custodian Agreement provides that the Custodian may use the services of sub-custodians with respect to the Portfolio. The Custodian's responsibilities include safeguarding and controlling the Fund's cash and the Portfolio's cash and securities, and handling the receipt and delivery of securities, determining income and collecting interest on the Portfolio's investments, maintaining books of original entry for portfolio accounting and other required books and accounts, and calculating the daily net asset value of the Portfolio. Securities held for the Portfolio may be deposited into the Federal Reserve- Treasury Department Book Entry System or the Depositary Trust Company. The Custodian does not determine the investment policies of the Fund or the Portfolio or decide which securities will be purchased or sold for the Portfolio. Assets of the Portfolio may, however, be invested in securities of the Custodian and the Portfolio Trust may deal with the Custodian as principal in securities transactions for the Portfolio. For its services, IBT receives such compensation as may from time to time be agreed upon by it and the Trust or the Portfolio Trust.

                            PORTFOLIO TRANSACTIONS
    To the extent consistent with applicable legal requirements, the Sub-Adviser may place orders for the purchase and sale of portfolio investments for the Portfolio with Republic New York Securities Corporation, subject to obtaining best price and execution for a particular transaction. See the Statement of Additional Information.

                       DETERMINATION OF NET ASSET VALUE
    The net asset value of the shares of the Fund is determined on each day on which the New York Stock Exchange is open for regular trading ("Fund Business Day"). This determination is made once during each such day as of 4:00 p.m., New York time, by dividing the value of the Fund's net assets (i.e., the value of its investment in the Portfolio and other assets less its liabilities, including expenses payable or accrued) by the number of shares of the Fund outstanding at the time the determination is made.

    The value of the Fund's investment in the Portfolio is also determined once daily at 4:00 p.m., New York time, on each day the New York Stock Exchange is open for regular trading ("Portfolio Business Day").

    The determination of the value of the Fund's investment in the Portfolio is made by subtracting from the value of the total assets of the Portfolio the amount of the Portfolio's liabilities and multiplying the difference by the percentage, effective for that day, which represents the Fund's share of the aggregate beneficial interests in the Portfolio.

    Values of assets held by the Portfolio are determined on the basis of their market or other fair value, as described in the Statement of Additional Information.

                              PURCHASE OF SHARES
    Shares of the Fund may be purchased without a sales load at their net asset value next determined after an order is transmitted to and accepted by the Distributor. Purchases are therefore effected on the same day the purchase order is received by the Distributor provided such order is received prior to 4:00 p.m., New York time, on any Fund Business Day.

    The minimum initial investment is $10,000 and the minimum subsequent investment is $2,500. The Fund may accept initial and subsequent investments of lesser amounts, in its discretion. No minimum is imposed on reinvested dividends. All purchase payments are invested in full and fractional shares of the Fund. The Trust reserves the right to cease offering shares of the Fund for sale at any time.

                             REDEMPTION OF SHARES
    A shareholder may redeem all or any portion of the shares in his account at any time at the net asset value next determined after a redemption order in proper form is received by the Transfer Agent. Redemptions are effected on the same day the redemption order is received by the Transfer Agent provided such order is received prior to 4:00 p.m., New York time, on any Fund Business Day. Shares redeemed earn dividends up to and including the day prior to the day the redemption is effected.

    The proceeds of a redemption are normally paid from the Fund in federal funds on the Fund Business Day on which the redemption is effected, but in any event within seven days. The right of any shareholder to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period in which the New York Stock Exchange is closed (other than weekends or holidays) or trading on such Exchange is restricted or, to the extent otherwise permitted by the 1940 Act, if an emergency exists.

    Redemptions may be made by letter to the Transfer Agent specifying the dollar amount or number of shares to be redeemed, account number and the Fund. The letter must be signed in exactly the same way the account is registered (if there is more than one owner of the shares all must sign) and all signatures must be guaranteed by a commercial bank which is a member of the FDIC, a trust company, a member firm of a domestic stock exchange or a foreign branch of any of the foregoing (a signature guarantee by a savings bank or a notary public is not acceptable). Further documentation, such as copies of corporate resolutions and instruments of authority, may be requested from corporations, administrators, executors, personal representatives, trustees or custodians to evidence the authority of the person or entity making the redemption request.

    An investor may redeem shares in any amount by written request mailed to the Transfer Agent at the following address:

        Republic Funds
        c/o Investors Bank & Trust Company
        P.O. Box 1537, MFD23
        Boston, MA 02205-1537

    Checks for redemption proceeds normally will be mailed within seven days, but will not be mailed until all checks in payment for the purchase of the shares to be redeemed have been cleared, which may take up to 15 days. Unless other instructions are given in proper form, a check for the proceeds of a redemption will be sent to the shareholder's address of record.

                         DIVIDENDS AND DISTRIBUTIONS

    The Trust declares all of the Funds's net investment income daily as a dividend to Fund Shareholders. Dividends substantially equal to all of the Fund's net investment income earned during the month are distributed in that month to Fund shareholders of record. Generally, the Fund's net investment income consists of the interest and dividend income it earns, less expenses. In computing interest income, premiums are not amortized nor are discounts accrued on long-term debt securities in the Portfolio, except as required for federal income tax purposes.

    The Fund's net realized short-term and long-term capital gains, if any, are distributed to shareholders annually. Additional distributions are also made to the Fund's shareholders to the extent necessary to avoid application of the 4% non-deductible federal excise tax on certain undistributed income and net capital gains of regulated investment companies.

    Unless a shareholder elects to receive dividends in cash, dividends are distributed in the form of additional shares of the Fund (purchased at their net asset value without a sales charge).

    Certain mortgage-backed securities may provide for periodic or unscheduled payments of principal and interest as the mortgages underlying the securities are paid or prepaid. However, such principal payments (not otherwise characterized as ordinary discount income or bond premium expense) will not normally be considered as income to the Portfolio and therefore will not be distributed as dividends to Fund shareholders. Rather, these payments on mortgage-backed securities generally will be reinvested by the Portfolio in accordance with its investment objective and policies.

                                 TAX MATTERS
    This discussion is intended for general information only. An investor should consult with his own tax advisor as to the tax consequences of an investment in the Fund, including the status of distributions from the Fund under applicable state or local law.

    Each year, the Trust intends to qualify the Fund and elect that the Fund be treated as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, the Fund must meet certain income, distribution and diversification requirements. Provided such requirements are met and all investment company taxable income and net realized capital gains of the Fund are distributed to shareholders in accordance with the timing requirements imposed by the Code, generally no federal income or excise taxes will be paid by the Fund on amounts so distributed.

    Dividends and capital gains distributions, if any, paid to shareholders are treated in the same manner for federal income tax purposes whether received in cash or reinvested in additional shares of the Fund. Shareholders must treat dividends, other than long-term capital gain dividends, as ordinary income. Dividends designated by the Fund as long-term capital gain dividends are taxable to shareholders as long-term capital gain regardless of the length of time the shares of the Fund have been held by the shareholders. Certain dividends declared in October, November, or December of a calendar year to shareholders of record on a date in such a month are taxable to shareholders (who otherwise are subject to tax on dividends) as though received on December 31 of that year if paid to shareholders during January of the following calendar year.

    Foreign Tax Withholding. Income received by the Portfolio from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. If more than 50% of the value of the Portfolio's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and intends to elect to treat its share of any non-U.S. income and similar taxes it pays (or which are paid by the Portfolio) as though the taxes were paid by the Fund's shareholders. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by the Fund or Portfolio, and will be entitled either to deduct (as an itemized deduction) his pro rata share of foreign income and similar taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit. Shareholders will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund or Portfolio will be treated as paid by the Fund's shareholders for that year. Furthermore, foreign shareholders may be subject to U.S. tax at the rate of 30% (or lower treaty rate) of the income resulting from the Fund's election to treat any foreign taxes paid by it as paid by its shareholders, but will not be able to claim a credit or deduction for the foreign taxes treated as having been paid by them.

    The Fund generally will be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish the Fund with the shareholder's correct taxpayer identification number ("TIN") or social security number and to make such certifications as the Fund may require, (2) the Internal Revenue Service notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the Internal Revenue Service and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's federal income tax liability. Dividends from the Fund attributable to the Fund's net investment income and short-term capital gains generally will be subject to U.S. withholding tax when paid to shareholders treated under U.S. tax law as nonresident alien individuals or foreign corporations, estates, partnerships or trusts.

    The Trust is organized as a Massachusetts business trust and, under current law, is not liable for any income or franchise tax in the Commonwealth of Massachusetts as long as each series of the Trust (including the Fund) qualifies as a "regulated investment company" under the Code.

    For additional information relating to the tax aspects of investing in the Fund, see the Statement of Additional Information.

             DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES
    The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.001 per share) and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. The shares of each series participate equally in the earnings, dividends and assets of the particular series. Currently, the Trust has ten series of shares, each of which constitutes a separately managed fund. The Trust reserves the right to create additional series of shares.

    Each share of the Fund represents an equal proportionate interest in the Fund with each other share. Shares have no preference, preemptive, conversion or similar rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote. The Trust is not required and has no current intention to hold annual meetings of shareholders although the Trust will hold special meetings of Fund shareholders when in the judgment of the Trustees of the Trust it is necessary or desirable to submit matters for a shareholder vote. Shareholders of each series generally vote separately, for example, to approve investment advisory agreements or changes in fundamental investment policies or restrictions, but shareholders of all series may vote together to the extent required under the 1940 Act, such as in the election or selection of Trustees, principal underwriters and accountants for the Trust. Under certain circumstances the shareholders of one or more series could control the outcome of these votes.

    The series of the Portfolio Trust will vote separately or together in the same manner as the series of the Trust. Under certain circumstances, the investors in one or more series of the Portfolio Trust could control the outcome of these votes.

    Shareholders of the Fund have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees by a specified number of shareholders) the right to communicate with other shareholders of the Trust in connection with requesting a meeting of shareholders of the Trust for the purpose of removing one or more Trustees. Shareholders of the Trust also have the right to remove one or more Trustees without a meeting by a declaration in writing by a specified number of shareholders. Upon liquidation or dissolution of the Fund, shareholders of the Fund would be entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

    The Trust is an entity of the type commonly known as a "Massachusetts business trust". Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

    The Portfolio Trust is organized as a master trust fund under the laws of the State of New York. The Portfolio is a separate series of the Portfolio Trust, which currently has one other series. The Portfolio Trust's Declaration of Trust provides that the Fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) are each liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the investment of all of the Assets of the Fund in the Portfolio.

    Each investor in the Portfolio, including the Fund, may add to or reduce its investment in the Portfolio on each Portfolio Business Day. At 4:00 p.m., New York time on each Portfolio Business Day, the value of each investor's beneficial interest in the Portfolio is determined by multiplying the net asset value of the Portfolio by the percentage, effective for that day, which represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals, which are to be effected on that day, are then effected. The investor's percentage of the aggregate beneficial interests in the Portfolio is then recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of 4:00 p.m., New York time on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of 4:00 p.m., New York time on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined is then applied to determine the value of the investor's interest in the Portfolio as of 4:00 p.m., New York time on the following Portfolio Business Day.

                           PERFORMANCE INFORMATION
    Yield and total return data for the Fund may from time to time be included in advertisements about the Trust. "Total return" is expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5 and 10 years. All total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid. "Yield" refers to the income generated by an investment in the Fund over the 30-day (or one month) period ended on the date of the most recent balance sheet of the Fund included in the Trust's registration statement with respect to the Fund.

    Since these total return and yield quotations are based on historical earnings and since the Fund's total return and yield fluctuate from day to day, these quotations should not be considered as an indication or representation of the Fund's total return or yield in the future. Any performance information should be considered in light of the Fund's investment objective and policies, characteristics and quality of the Fund's portfolio and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future. From time to time the Trust may also use comparative performance information in such advertisements, including the performance of unmanaged indices, the performance of the Consumer Price Index (as a measure for inflation), and data from Lipper Analytical Services, Inc. and other industry publications.

                                   APPENDIX

    The characteristics of corporate debt obligations rated by Moody's are generally as follows:
    Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

    A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba -- Bonds which are rated Ba are judged to have speculative elements. The future of such bonds cannot be considered as well assured.

    B -- Bonds which are rated B generally lack characteristics of a desirable investment.

    Caa -- Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca -- Bonds rated Ca are speculative to a high degree.

    C -- Bonds rated C are the lowest rated class of bonds and are regarded as having extremely poor prospects.

    The characteristics of corporate debt obligations rated by S&P are generally as follows:

    AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

    AA -- Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

    A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debts in higher rated categories.

    BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

    BB -- Debt rated BB is predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation. BB indicates the lowest degree of speculation; CC indicates the highest degree of speculation.

    BB, B, CCC AND CC -- Debt in these ratings is predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation. BB indicates the lowest degree of speculation and CC the highest.

    A bond rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

    The ratings are based on current information furnished by the issuer or obtained by the rating services from other sources which they consider reliable. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of, such information, or for other reasons.

    The characteristics of corporate debt obligations rated by Fitch are generally as follows:

    AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

    AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short term debt of these issuers is generally rated "- +".

    A -- Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

    BBB -- Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

    BB -- Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

    B -- Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payments of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

    CCC -- Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

    CC -- Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

    C -- Bonds are in imminent default in payment of interest or principal.

    DDD, DD AND D-- Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

    Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the DDD, DD, or D categories.

RATINGS OF COMMERCIAL PAPER
    Commercial paper rated A-1 by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements; the issuer's long-term debt is rated A or better; the issuer has access to at least two additional channels of borrowing; and basic earnings and cash flow have an upward trend with allowances made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry.

    Commercial paper rated Prime-1 by Moody's is the highest commercial paper assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and consumer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determine how the issuer's commercial paper is rated with various categories.

-----
REPUBLIC
     FIXED INCOME
                FUND

INVESTMENT MANAGER
Republic National Bank of New York
452 Fifth Avenue
New York, NY 10018


SUB-ADVISER
Miller Anderson & Sherrerd
One Tower Bridge
West Conshohocken, PA 19428


ADMINISTRATOR, DISTRIBUTOR AND SPONSOR
Signature Broker-Dealer Services, Inc.
6 St. James Avenue
Boston, MA 02116


CUSTODIAN AND TRANSFER AGENT
Investors Bank & Trust Company
89 South Street
Boston, MA 02111




        -----

        REPUBLIC

           FIXED INCOME

                     FUND


        PROSPECTUS
          January 26, 1996

REPUBLIC INTERNATIONAL EQUITY FUND
SIX ST. JAMES AVENUE, BOSTON, MASSACHUSETTS 02116
------------------------------------------------------------------------------


ACCOUNT AND GENERAL INFORMATION: (800) 782-8183 (TOLL FREE)


    Republic International Equity Fund (the "Fund") is a diversified separate series of Republic Funds (the "Trust"), an open-end, diversified management investment company which currently consists of six funds, each of which has different and distinct investment objectives and policies. Shares of the Fund are being offered by this Prospectus. Shares of the Fund are offered only to clients of Republic National Bank of New York ("Republic" or the "Manager") and its affiliates for which Republic or its affiliate exercises investment discretion. Shares are offered at net asset value with no sales charge by Signature Broker-Dealer Services, Inc. ("SBDS" or the "Distributor" or the "Sponsor").

    UNLIKE OTHER OPEN-END MANAGEMENT INVESTMENT COMPANIES (MUTUAL FUNDS) WHICH DIRECTLY ACQUIRE AND MANAGE THEIR OWN PORTFOLIO OF SECURITIES, THE TRUST SEEKS TO ACHIEVE THE INVESTMENT OBJECTIVE OF THE FUND BY INVESTING ALL OF THE FUND'S INVESTABLE ASSETS ("ASSETS") IN THE INTERNATIONAL EQUITY PORTFOLIO (THE "PORTFOLIO"), WHICH HAS THE SAME INVESTMENT OBJECTIVE AS THE FUND. THE INVESTMENT EXPERIENCE OF THE FUND WILL CORRESPOND DIRECTLY WITH THE INVESTMENT EXPERIENCE OF THE PORTFOLIO. THE PORTFOLIO IS A DIVERSIFIED SERIES OF THE REPUBLIC PORTFOLIOS, WHICH IS AN OPEN-END MANAGEMENT INVESTMENT COMPANY. SEE "SPECIAL INFORMATION CONCERNING THE TWO-TIER FUND STRUCTURE".

    Republic is the investment manager of the Portfolio. Capital Guardian Trust Company ("CGTC" or the "Sub-Adviser") continuously manages the investments of the Portfolio.

    The investment objective of the Fund is to seek long-term growth of capital and future income through investment primarily in securities of non-U.S. issuers (including American Depositary Receipts ("ADRs") and U.S. registered securities) and securities whose principal markets are outside of the United States. The principal investments of the Portfolio will be in equity securities of companies in developed nations, including Europe, Canada, Australia and the Far East. The Portfolio may also invest in emerging market equity securities.

    AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, REPUBLIC OR ANY OTHER BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.


    This Prospectus sets forth concisely the information concerning the Fund that a prospective investor should know before investing. The Trust has filed with the Securities and Exchange Commission a Statement of Additional Information, dated January 26, 1996, with respect to the Fund, containing additional and more detailed information about the Fund and is hereby incorporated by reference into this Prospectus. An investor may obtain a copy of the Statement of Additional Information without charge by contacting the Fund at the address and telephone number printed above.


                             --------------------
  Investors should read this Prospectus and retain it for future reference.
                             --------------------

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
       EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
      SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
          PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
              REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


               THE DATE OF THIS PROSPECTUS IS JANUARY 26, 1996

                                  HIGHLIGHTS

THE FUND                                                                PAGE 1
    Republic International Equity Fund (the "Fund") is a separate series of Republic Funds (the "Trust"), a Massachusetts business trust organized on April 22, 1987, which currently consists of six funds, each of which has different and distinct investment objectives and policies.


INVESTMENT OBJECTIVE AND POLICIES                                       PAGE 4
    The investment objective of the Fund is to seek long-term growth of capital and future income through investment primarily in securities of non-U.S. issuers (including American Deopistary Receipts ("ADRs") and U.S. registered securities) and securities whose principal markets are outside of the United States. The Trust seeks to achieve the investment objective of the Fund by investing all of the Fund's Assets in the International Equity Portfolio (the "Portfolio"), which has the same investment objective as the Fund. The Portfolio is a series of the Republic Portfolios (the "Portfolio Trust"), a master trust fund established under the laws of the State of New York and organized on November 1, 1994. There can be no assurance that the investment objective of the Fund or the Portfolio will be achieved.


MANAGEMENT OF THE TRUST AND THE PORTFOLIO TRUST                       PAGE 12
    Republic acts as investment manager to the Portfolio pursuant to an Investment Management Contract with the Portfolio Trust. The Manager is not paid a fee by the Portfolio for its services.


    Capital Guardian Trust Company ("CGTC" or the "Sub-Adviser") continuously manages the investment portfolio of the Portfolio pursuant to a Sub-Advisory Agreement with the Manager. For its services, the Sub-Adviser is paid a fee by the Portfolio, computed daily and based on the Portfolio's average daily net assets, equal on an annual basis to 0.70% of net assets up to $25 million, 0.55% of net assets over $25 million and up to $50 million, 0.425% of net assets over $50 million and up to $250 million, and 0.375% of net assets over $250 million. See "Management of the Trust and the Portfolio Trust".


    SBDS acts as sponsor and as administrator (the "Administrator of the Fund") of the Fund and distributor of shares of the Fund. For its services to the Fund, the Administrator of the Fund receives from the Fund a fee payable monthly equal on an annual basis to 0.05% of the Fund's average daily net assets up to $100 million. Signature Financial Group (Cayman) Limited ("Signature (Cayman)") acts as administrator (the "Administrator of the Portfolio") of the Portfolio. For its services to the Portfolio, the Administrator receives from the Portfolio a fee payable monthly equal on an annual basis to 0.05% of the average daily net assets of the Portfolio.

PURCHASES AND REDEMPTIONS                                      PAGES 15 AND 16
    Shares of the Fund are offered at the next determined net asset value with no sales charge and may be purchased through the Distributor. Shares of the Fund are offered only to clients of Republic and its affiliates for which Republic or its affiliate exercises investment discretion. The minimum initial investment in the Fund is $10,000, and the minimum subsequent investment is $2,500. The Fund may accept initial and subsequent investments of lesser amounts in its discretion. No minimum is imposed on reinvested dividends. Shares may be redeemed without cost at the net asset value per share of the Fund next determined after receipt of the redemption request. See "Purchase of Shares" and "Redemption of Shares".

DIVIDENDS AND DISTRIBUTIONS                                            PAGE 16
    The Trust declares and distributes all of the Fund's net investment income as a dividend to Fund shareholders semi-annually. Any net realized capital gains are distributed at least annually. All Fund distributions will be invested in additional Fund shares, unless the shareholder instructs the Fund otherwise. See "Dividends and Distributions."

                                  FEE TABLE
    The following table summarizes an investor's maximum transaction costs from investing in the Fund and the estimated aggregate annual operating expenses of the Fund and the Portfolio as a percentage of the average daily net assets of the Fund during the Fund's last completed fiscal period. The fiscal year ends of the Fund and the Portfolio are both October 31. The example illustrates the dollar cost of such estimated expenses on a $1,000 investment in the Fund. The Trustees of the Trust believe that the aggregate per share expenses of the Fund and the Portfolio will be less than or approximately equal to the expenses which the Fund would incur if the Trust retained the services of an investment adviser on behalf of the Fund and the Assets of the Fund were invested directly in the type of securities being held by the Portfolio.

  Shareholder Transaction Expenses ..............................    None
  Annual Fund Operating Expenses
      Investment Management Fee .................................      0%
      Investment Subadvisory Fee ................................   0.52%
      Other Expenses  ...........................................   0.69%
                                                                    -----
      -- Administrative Services Fee ......................  0.10%
      -- Other Operating Expenses .........................  0.59%
  Total Operating Expenses  .....................................   1.21%
                                                                    =====
EXAMPLE
    A shareholder of the Fund would pay the following expenses on a $1,000 investment in the Fund, assuming (1) 5% annual return and (2) redemption at the end of:
       1 year  ...................................................  $ 12
       3 years ...................................................  $ 38
       5 years ...................................................  $ 67
      10 years ...................................................  $147

    The purpose of the expense table provided above is to assist investors in understanding the expenses of investing in the Fund and an investor's share of the aggregate operating expenses of the Fund and the Portfolio. The information is based on the expenses the Fund and the Portfolio expect to incur for the current fiscal year.* For a more detailed discussion on the costs and expenses of investing in the Fund, see "Management of the Trust and the Portfolio Trust."

----------
*Assuming average daily net assets of $75 million in the Fund and $100 million in the Portfolio for the current fiscal year.

    THE EXAMPLE SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE AGGREGATE EXPENSES OF THE FUND AND THE PORTFOLIO, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                             FINANCIAL HIGHLIGHTS
    The financial data shown below is to assist investors in evaluating the performance of the Fund since commencement of operations through October 31, 1995. The information shown in the following schedule has been audited by Ernst & Young LLP, independent auditors, whose report on the Fund's financial statements is incorporated by reference into the Statement of Additional Information from the Fund's Annual Report dated October 31, 1995. The Annual Report also includes management's discussion of fund performance, and may be obtained without charge upon request. This information should be read in conjunction with the financial statements.

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD:

REPUBLIC INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS

                                                                 FOR THE PERIOD
                                                                JANUARY 9, 1995
                                                                (COMMENCEMENT
                                                               OF OPERATIONS) TO
                                                                OCTOBER 31, 1995
                                                               -----------------

Net asset value, beginning of period .......................        $ 10.00
                                                                    -------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income ..................................           0.08
    Net realized and unrealized gain from Portfolio ........           0.75
                                                                    -------
    Total increase from investment operations ..............           0.83
                                                                    -------
LESS DIVIDENDS:
    From net investment income .............................          (0.03)
                                                                    -------
    Total dividends ........................................          (0.03)
                                                                    -------
NET ASSET VALUE, END OF PERIOD .............................        $ 10.80
                                                                    =======
TOTAL RETURN ...............................................          8.31%(a)
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (in 000's) ...................        $34,244
    Ratio of expenses to average net assets (b) ............          1.14%(c)
    Ratio of net investment income to average net assets (b)          1.26%(c)
------------------------------------------------------------------------------
(a) Not annualized.
(b) Reflects a voluntary expense limitation and waiver of fees by affiliated parties of the Fund. If this limitation and waiver had not been in effect, the annualized ratios of expenses and net investment income to average net assets for the period from January 9, 1995 (commencement of operations) to October 31, 1995 would have been 2.12% and 0.28%, respectively.
(c) Annualized.


                      INVESTMENT OBJECTIVE AND POLICIES
INVESTMENT OBJECTIVE
    The investment objective of the Fund is to seek long-term growth of capital and future income through investment primarily in securities of non-U.S. issuers (including American Depositary Receipts ("ADRs") and U.S. registered securities) and securities whose principal markets are outside of the United States. The investment objective of the Portfolio is the same as the investment objective of the Fund.

    There can be no assurance that the investment objective of the Fund will be achieved. The investment objective of each of the Fund and the Portfolio may be changed without investor approval. If there is a change in the investment objective of the Fund, shareholders should consider whether the Fund remains an appropriate investment in light of their then-current financial position and needs. Shareholders of the Fund shall receive 30 days' prior written notice of any change in the investment objective of the Fund or the Portfolio.

    Since the investment characteristics of the Fund will correspond to those of the Portfolio, the following is a discussion of the various investment policies of the Portfolio.

INVESTMENT POLICIES
    The Portfolio will normally invest at least 80% of its total assets in foreign equity securities, consisting of common stock, preferred stock, and securities convertible into common stock ("convertible securities"). The principal investments of the Portfolio will be in equity securities of companies in developed nations, including Europe, Canada, Australia and the Far East, although the Portfolio may invest up to 20% of its assets in equity securities of companies in emerging markets. See "Additional Risk Factors and Policies:
Foreign Securities -- Emerging Markets." It is the current intention of the Portfolio to invest primarily in companies with a large market capitalization. The Portfolio intends to have at least three different countries represented in its portfolio.

    Under exceptional conditions abroad or when, in the opinion of the Sub-Adviser, economic or market conditions warrant, the Portfolio may temporarily invest part or all of its assets in fixed income securities denominated in foreign currencies, obligations of domestic or foreign governments and their political subdivisions ("Government Securities"), and nonconvertible preferred stock, or hold its assets in cash or equivalents. Debt securities purchased by the Portfolio will be limited to those rated, at the time of investment, in the four highest rating categories by a nationally recognized statistical rating organization ("NRSRO") or, if unrated, determined by the Sub-Adviser to be of comparable quality. Securities rated by a NRSRO in the fourth highest rating category are considered to have some speculative characteristics. When the total return opportunities in a foreign bond market appear attractive in local currency terms, but, in the Sub-Adviser's judgment, unacceptable currency risk exists, currency futures, forwards and options may be used to hedge the currency risk. See "Additional Risk Factors and Policies:
Forward Foreign Currency Contracts and Options on Foreign Currencies."

    As described under "Management of the Trust and the Portfolio Trust--Sub Adviser," CGTC, the Portfolio's Sub-Adviser, uses a system of multiple portfolio managers pursuant to which the Portfolio is divided into segments which are assigned to individual portfolio managers. Within investment guidelines, each portfolio manager makes individual decisions as to company, country, industry, timing and percentage based on extensive field research and direct company contact.

    Because of the risks associated with common stocks and other equity investments, the Portfolio is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term stock market movements. The Sub-Adviser seeks to reduce these risks by diversifying the portfolio as well as by monitoring broad economic trends and corporate and legislative developments.

                     ADDITIONAL RISK FACTORS AND POLICIES
FOREIGN SECURITIES
    Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of cash or other assets of the Portfolio, political or financial instability, or diplomatic and other developments which could affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Changes in foreign exchange rates will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements, and transaction costs of foreign currency conversions.

    Emerging Markets. Investing in emerging market countries presents greater risk than investing in foreign issuers in general. A number of emerging markets restrict foreign investment in stocks. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investments in these currencies by the Portfolio. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is the risk that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which could have a detrimental effect on the Portfolio's investments.

    Investing in formerly communist East European countries involves the additional risk that the government or other executive or legislative bodies may decide not to continue to support the economic reform programs implemented since the fall of communism and could follow radically different political and/or economic policies to the detriment of investors, including non-market oriented policies such as the support of certain industries at the expense of other sectors or a return to a completely centrally planned economy. The Portfolio does not currently intend to invest a significant portion of its assets in formerly communist East European countries.

    As used in this Prospectus, "emerging markets" include any country which in the opinion of the Sub-Adviser is generally considered to be an emerging or developing country by the International Bank for Reconstruction and Development (the World Bank) and the International Monetary Fund. Currently, these countries generally include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, United Kingdom and United States.

    A company in an emerging market is one that: (i) is domiciled and has its principal place of business in an emerging market or (ii) (alone or on a consolidated basis) derives or expects to derive a substantial portion of its total revenue from either goods produced, sales made or services performed in emerging markets. The Portfolio may invest up to 20% of its assets in the equity securities of companies based in emerging markets.

    Sovereign and Supranational Debt Obligations. Debt instruments issued or guaranteed by foreign governments, agencies, and supranational organizations ("sovereign debt obligations"), especially sovereign debt obligations of developing countries, may involve a high degree of risk, and may be in default or present the risk of default. The issuer of the obligation or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

DEPOSITARY RECEIPTS
    The Portfolio may invest in American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), and International Depositary Receipts ("IDRs"), or other similar securities convertible into securities of foreign issuers. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing the deposit with such bank or company of a security of a foreign issuer, and are publicly traded on exchanges or over-the-counter in the United States. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.

    EDRs, which are sometimes referred to as Continental Depositary Receipts, are receipts issued in Europe typically by foreign bank and trust companies that evidence ownership of either foreign or domestic underlying securities. IDRs are receipts typically issued by a European bank or trust company evidencing ownership of the underlying foreign securities. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing ownership of the underlying foreign securities.

DERIVATIVES
    The Portfolio may invest in various instruments that are commonly known as derivatives. Generally, a derivative is a financial arrangement the value of which is based on, or "derived" from, a traditional security, asset, or market index. A mutual fund, of course, derives its value from the value of the investments it holds and so might even be called a "derivative." Some "derivatives" such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There are a range of risks associated with those uses. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. However, some derivatives are used for leverage, which tends to magnify the effects of an instrument's price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances, lead to significant losses. In contrast, the Portfolio may use derivatives to enhance return when the Sub-Adviser believes the investment will assist the Portfolio in achieving its investment objective, and for hedging purposes. A description of the derivatives that the Portfolio may use and some of their associated risks follows.

FORWARD FOREIGN CURRENCY CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES
    Forward foreign currency exchange contracts ("forward contracts") are intended to minimize the risk of loss to the Portfolio from adverse changes in the relationship between the U.S. dollar and foreign currencies. The Portfolio may not enter into such contracts for speculative purposes, and will commit no more than 100% of the value of its assets to forward contracts entered into for hedging purposes.

    A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. A forward contract may be used, for example, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security. The Portfolio may also purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired.

OPTIONS AND FUTURES TRANSACTIONS
    For hedging purposes only, the Portfolio may invest in foreign currency futures contracts and options on foreign currencies and foreign currency futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specific security, at a specified future time and price. An option is a legal contract that gives the holder the right to buy or sell a specified amount of the underlying security or futures contract at a fixed or determinable price upon the exercise of the option. A call option conveys the right to buy and a put option conveys the right to sell a specified quantity of the underlying security. The Portfolio will segregate assets or "cover" its positions consistent with requirements under the Investment Company Act of 1940, as amended ("1940 Act").

    There are several risks associated with the use of futures and options for hedging purposes. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in the Portfolio and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when the Portfolio seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent the Portfolio from liquidating an unfavorable position and the Portfolio would remain obligated to meet margin requirements until the position is closed.

CONVERTIBLE SECURITIES
    Although the Portfolio's equity investments consist primarily of common and preferred stocks, the Portfolio may buy securities convertible into common stock if, for example, the Sub-Adviser believes that a company's convertible securities are undervalued in the market. Convertible securities eligible for purchase by the Portfolio consist of convertible bonds, convertible preferred stocks, warrants and rights. See "Additional Risk Factors and Policies -- Warrants" below and the Statement of Additional Information for a discussion of these instruments.

ILLIQUID INVESTMENTS
    The Portfolio may invest up to 15% of its net assets in securities that are illiquid by virtue of the absence of a readily available market, or because of legal or contractual restrictions on resale. This policy does not limit the acquisition of securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as described below. The Portfolio may not invest more than 10% of its assets in restricted securities (including Rule 144A securities). There may be delays in selling these securities and sales may be made at less favorable prices.

    The Sub-Adviser may determine that a particular Rule 144A security is liquid and thus not subject to the Portfolio's limits on investment in illiquid securities, pursuant to guidelines adopted by the Board of Trustees. Factors that the Sub-Adviser must consider in determining whether a particular Rule 144A security is liquid include the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of other potential purchasers, dealer undertakings to make a market in the security, and the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Investing in Rule 144A securities could have the effect of increasing the level of the Portfolio's illiquidity to the extent that qualified institutions might become, for a time, uninterested in purchasing these securities.

WARRANTS
    The Portfolio may invest up to 10% of its net assets in warrants, except that this limitation does not apply to warrants acquired in units or attached to securities. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specific amount of the corporation's capital stock at a set price for a specified period of time. Warrants do not represent ownership of the securities, but only the right to buy the securities. The prices of warrants do not necessarily move parallel to the prices of underlying securities. Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of a corporation issuing them. Warrant positions will not be used to increase the leverage of the Portfolio. Consequently, warrant positions are generally accompanied by cash positions equivalent to the required exercise amount.

LOANS OF PORTFOLIO SECURITIES
    The Portfolio may lend its securities to qualified brokers, dealers, banks and other financial institutions for the purpose of realizing additional income. Loans of securities will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies. The collateral will equal at least 100% of the current market value of the loaned securities. In addition, the Portfolio will not lend its portfolio securities to the extent that greater than one-third of its total assets, at fair market value, would be committed to loans at that time.

FIRM COMMITMENT AGREEMENTS AND WHEN-ISSUED SECURITIES
    The Portfolio may purchase and sell securities on a when-issued or firm-commitment basis, in which a security's price and yield are fixed on the date of the commitment but payment and delivery are scheduled for a future date. On the settlement date, the market value of the security may be higher or lower than its purchase or sale price under the agreement. If the other party to a when-issued or firm-commitment transaction fails to deliver or pay for the security, the Portfolio could miss a favorable price or yield opportunity or suffer a loss. The Portfolio will not earn interest on securities until the settlement date. The Portfolio will maintain in a segregated account with the custodian cash or liquid, high-grade debt securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the securities on a when-issued basis.


PORTFOLIO TURNOVER
    The Sub-Adviser manages the Portfolio generally without regard to restrictions on portfolio turnover, except those imposed by provisions of the federal tax laws regarding short-term trading. In general, the Portfolio will not trade for short-term profits, but when circumstances warrant, investments may be sold without regard to the length of time held. For the period from January 9, 1995 (commencement of operations) to October 31, 1995, the portfolio turnover rate for the Portfolio was 3%. Although this figure is reflective of the Portfolio's initial period of operations, it is expected that in subsequent years the annual turnover rate for the Portfolio will not exceed 40% .


                           INVESTMENT RESTRICTIONS
    Each of the Portfolio and the Fund has adopted certain investment restrictions designed to reduce exposure to specific situations (except that none of these investment restrictions shall prevent the Fund from investing all of its assets in a registered investment company with substantially the same investment objective). Some of these investment restrictions are:

    (1) with respect to 75% of its assets, the Portfolio (Fund) will not purchase securities of any issuer if, as a result, more than 5% of the Portfolio's (Fund's) total assets taken at market value would be invested in the securities of any single issuer;

    (2) with respect to 75% of its assets, the Portfolio (Fund) will not purchase a security if, as a result, the Portfolio (Fund) would hold more than 10% of the outstanding voting securities of any issuer;

    (3) the Portfolio (Fund) will not invest more than 5% of its total assets in the securities of issuers (other than securities issued or guaranteed by U.S. or foreign governments or political subdivisions thereof) which have (with predecessors) a record of less than three years of continuous operation;

    (4) the Portfolio (Fund) will not acquire any securities of companies within one industry, if, as a result of such acquisition, more than 25% of the value of the Portfolio's (Fund's) total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, when the Portfolio (Fund) adopts a temporary defensive position;

    (5) the Portfolio (Fund) will not make loans except for the lending of portfolio securities pursuant to guidelines established by its Board of Trustees and except as otherwise in accordance with its investment objective and policies;

    (6) the Portfolio (Fund) will not borrow money except for temporary or emergency purposes up to 10% of its net assets; provided, however, that the Portfolio (Fund) may not purchase any security while outstanding borrowings exceed 5% of net assets;

    (7) the Portfolio (Fund) will not purchase warrants, valued at the lower of cost or market, in excess of 10% of the Portfolio's (Fund's) net assets. Included within that amount, but not to exceed 2% of the Portfolio's (Fund's) net assets, are warrants whose underlying securities are not traded on principal domestic or foreign exchanges. Warrants acquired by the Portfolio (Fund) in units or attached to securities are not subject to these restrictions;

    (8) the Portfolio (Fund) will not issue senior securities, except as permitted under the 1940 Act; and

    (9) the Portfolio (Fund) will not invest its assets in securities of any investment company, except by purchase in the open market involving only customary brokers' commissions or in connection with mergers, acquisitions of assets or consolidations and except as may otherwise be permitted by the 1940 Act; provided, however, that the Portfolio shall not invest in the shares of any open-end investment company unless (1) the Portfolio's Sub-Adviser waives any investment advisory fees with respect to such assets and (2) the Portfolio pays no sales charge in connection with the investment.

Limitations (1), (2), (4), (5) and (8), and certain other limitations described in the Statement of Additional Information are fundamental and may be changed only with the approval of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Portfolio or the Fund, as the case may be. The other investment restrictions described here and in the Statement of Additional Information are not fundamental policies meaning that the Board of Trustees of the Portfolio Trust may change them without investor approval. If a percentage limitation on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or total cost of the Portfolio's assets will not be considered a violation of the restriction, and the sale of securities will not be required.


           SPECIAL INFORMATION CONCERNING THE TWO-TIER FUND STRUCTURE
    The Trust, which is an open-end investment company, seeks to achieve the investment objective of the Fund by investing all of the Fund's Assets in the Portfolio, a series of a separate open-end investment company with the same investment objective as the Fund. Other mutual funds or institutional investors may invest in the Portfolio on the same terms and conditions as the Fund. However, these other investors may have different sales commissions and other operating expenses which may generate different aggregate performance results. Information concerning other investors in the Portfolio is available by calling the Sponsor at (617) 423-0800. The two-tier investment fund structure has been developed relatively recently, so shareholders should carefully consider this investment approach.


    The investment objective of the Fund may be changed without the approval of the shareholders of the Fund and the investment objective of the Portfolio may be changed without the approval of the investors in the Portfolio. Shareholders of the Fund will receive 30 days prior written notice of any change in the investment objective of the Fund or the Portfolio. For a description of the investment objective, policies and restrictions of the Portfolio, see "Investment Objective and Policies" above.

    Except as permitted by the Securities and Exchange Commission, whenever the Trust is requested to vote on a matter pertaining to the Portfolio, the Trust will hold a meeting of the shareholders of the Fund and, at the meeting of investors in the Portfolio, the Trust will cast all of its votes in the same proportion as the votes of the Fund's shareholders even if all Fund shareholders did not vote. Even if the Trust votes all its shares at the Portfolio meeting, other investors with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio.

    The Trust may withdraw the Fund's investment in the Portfolio as a result of certain changes in the Portfolio's investment objective, policies or restrictions or if the Board of Trustees of the Trust determines that it is otherwise in the best interests of the Fund to do so. Upon any such withdrawal, the Board of Trustees of the Trust would consider what action might be taken, including the investment of all of the Assets of the Fund in another pooled investment entity or the retaining of an investment adviser to manage the Fund's Assets in accordance with the investment policies described above with respect to the Portfolio. In the event the Trustees of the Trust were unable to accomplish either, the Trustees will determine the best course of action.

    As with traditionally structured funds which have large investors, the actions of such large investors may have a material affect on smaller investors. For example, if a large investor withdraws from the Portfolio, a small remaining fund may experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk.

    For descriptions of the management and expenses of the Portfolio, see "Management of the Trust and the Portfolio Trust" below and in the Statement of Additional Information.

                 MANAGEMENT OF THE TRUST AND THE PORTFOLIO TRUST
    The business and affairs of the Trust and the Portfolio Trust are managed under the direction of their respective Boards of Trustees. The Trustees of each of the Trust and the Portfolio Trust are Frederick C. Chen, Alan S. Parsow, Larry M. Robbins and Michael Seely. Additional information about the Trustees, as well as the executive officers of the Trust and the Portfolio Trust, may be found in the Statement of Additional Information under the caption "Management of the Trust and the Portfolio Trust -- Trustees and Officers".

    A majority of the disinterested Trustees have adopted written procedures reasonably appropriate to deal with potential conflicts of interest arising from the fact that the same individuals are Trustees of the Trust and of the Portfolio Trust, up to and including creating a separate Board of Trustees. See "Management of the Trust and the Portfolio Trust" in the Statement of Additional Information for more information about the Trustees and the executive officers of the Trust and the Portfolio Trust.

INVESTMENT MANAGER
    Republic, whose address is 452 Fifth Avenue, New York, New York 10018, serves as investment manager to the Portfolio pursuant to an Investment Management Contract with the Portfolio Trust. The Manager is not paid a fee by the Portfolio for its services.


    Republic is a wholly owned subsidiary of Republic New York Corporation, a registered bank holding company. As of December 31, 1994, Republic was the 18th largest commercial bank in the United States measured by deposits and the 17th largest commercial bank measured by shareholder equity. Republic currently provides investment advisory services for approximately $1.1 billion of assets for individuals, trusts, estates and institutions.


    Republic and its affiliates may have deposit, loan and other commercial banking relationships with the issuers of obligations purchased for the Portfolio, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of obligations so purchased.

    Based upon the advice of counsel, Republic believes that the performance of investment advisory and other services for the Portfolio will not violate the Glass-Steagall Act or other applicable banking laws or regulations. However, future statutory or regulatory changes, as well as future judicial or administrative decisions and interpretations of present and future statutes and regulations, could prevent Republic from continuing to perform such services for the Portfolio. If Republic were prohibited from acting as investment manager to the Portfolio, it is expected that the Trust's Board of Trustees would recommend to Fund shareholders approval of a new investment advisory agreement with another qualified investment adviser selected by the Board or that the Board would recommend other appropriate action.

SUB-ADVISER
    CGTC continuously manages the investment portfolio of the Portfolio pursuant to a Sub-Advisory Agreement with the Manager. For its services, the Sub-Adviser is paid a fee by the Portfolio, computed daily and based on the Portfolio's average daily net assets, equal to 0.70% of net assets up to $25 million, 0.55% of net assets over $25 million up to $50 million, 0.425% of net assets over $50 million up to $250 million, and 0.375% of net assets over $250 million. It is the responsibility of the Sub-Adviser not only to make investment decisions for the Portfolio, but also to place purchase and sale orders for the portfolio transactions of the Portfolio. See "Portfolio Transactions."


    CGTC, which was founded in 1968, is a wholly owned subsidiary of The Capital Group Companies, Inc., both of which are located at 333 South Hope Street, Los Angeles, California 90071. As of December 31, 1995 CGTC managed in excess of $47 billion of assets primarily for large institutional clients. CGTC's research activities are conducted by affiliated companies with offices in Los Angeles, San Francisco, New York, Washington, D.C., Atlanta, London, Geneva, Singapore, Hong Kong and Tokyo.

    Capital Research and Management Company ("CRMC"), another wholly owned subsidiary of The Capital Group Companies, Inc., provides investment advisory services to the following mutual funds, which are know collectively as the American Funds Group: AMCAP Fund, American Balanced Fund, American High Income Municipal Bond Fund, American High Income Trust, American Mutual Fund, The Bond Fund of America, The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Bond Fund, EuroPacific Growth Fund, Fundamental Investors, The Growth Fund of America, Income Fund of America, Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Smallcap World Fund, The Tax-Exempt Bond Fund of America, The American Funds Tax-Exempt Series I, The American Funds Tax-Exempt Series II, The Tax-Exempt Money Fund of America, The American Funds Income Series, The U.S. Treasury Money Fund of America, Washington Mutual Investors Fund, and Capital World Growth and Income Fund. CRMC also provides investment advisory services to: American Variable Insurance Series and Anchor Pathway Fund, which are used exclusively as underlying investment vehicles for variable insurance contracts and policies, and to Endowments, Inc. and Bond Portfolio for Endowments, Inc., whose shares may be owned only by tax-exempt organizations. Capital International, Inc., an indirect wholly owned subsidiary of The Capital Group Companies, Inc., provides investment advisory services to Emerging Markets Growth Fund, Inc., which is a closed-end investment companies.

    The following persons are primarily responsible for portfolio management of the Portfolio: David Fisher, Vice Chairman of CGTC, has had 30 years experience as an investment professional (26 years with CGTC or its affiliates); Harmut Giesecke, Senior Vice President and Director of Capital International, Inc., has had 24 years experience as an investment professional (23 years with CGTC or its affiliates); Nancy Kyle, Senior Vice President of CGTC, has had 22 years experience as an investment professional (5 years with CGTC or its affiliates; from 1980 to 1990, Ms. Kyle was managing director of J. P. Morgan Investment Management, Inc.); John McIlwraith, Senior Vice President of CGTC, has had 26 years experience as an investment professional (12 years with CGTC or its affiliates); Robert Ronus, President of CGTC, has had 27 years experience as an investment professional (23 years with CGTC or its affiliates); and Nilly Sikorsky, Director of The Capital Group, Inc., has had 33 years experience as an investment professional, all of which was with CGTC or its affiliates.


DISTRIBUTOR AND SPONSOR
    SBDS, whose address is 6 St. James Avenue, Boston, Massachusetts 02116, acts as sponsor and principal underwriter and distributor of the Fund's shares pursuant to a Distribution Contract with the Trust.

ADMINISTRATOR
    Pursuant to an Administrative Services Agreement, SBDS and Signature (Cayman) provide each of the Fund and the Portfolio, respectively, with general office facilities and supervise the overall administration of the Fund and the Portfolio including, among other responsibilities, the preparation and filing of all documents required for compliance by the Fund and the Portfolio with applicable laws and regulations and arranging for the maintenance of books and records of the Fund and the Portfolio. For its services to the Fund, SBDS receives from the Fund fees payable monthly equal on an annual basis (for the Fund's then-current fiscal year) to 0.05% of the Fund's average daily net assets up to $100 million. The Administrator of the Fund receives no compensation from the Fund with respect to the Fund's assets over $100 million. The administrative services fees of the Fund are subject to an annual minimum fee. See the Statement of Additional Information. For its services to the Portfolio, Signature (Cayman) receives from the Portfolio fees payable monthly equal on an annual basis (for the Portfolio's then-current fiscal year) to 0.05% of the Portfolio's average daily net assets.

    SBDS and Signature (Cayman) provide persons satisfactory to the respective Boards of Trustees to serve as officers of the Trust and the Portfolio Trust. Such officers, as well as certain other employees of the Trust and of the Portfolio Trust, may be directors, officers or employees of SBDS, Signature (Cayman) or their affiliates.

    SBDS, Signature (Cayman) and their affiliates also serve as administrator and distributor of other investment companies. SBDS and Signature (Cayman) are wholly owned subsidiaries of Signature Financial Group, Inc.

FUND ACCOUNTING AGENT
    Pursuant to respective fund accounting agreements, Signature Financial Services, Inc. ("Signature") services as fund accounting agent to each of the Fund and the Portfolio. For its services to the Fund, Signature receives from the Fund fees payable monthly equal on an annual basis to $12,000. For its services to the Portfolio, Signature receives fees payable monthly equal on an annual basis to $50,000.

TRANSFER AGENT AND CUSTODIAN
    Each of the Trust and the Portfolio Trust has entered into a Transfer Agency Agreement with Investors Bank & Trust Company ("IBT") pursuant to which IBT acts as transfer agent (the "Transfer Agent") for the Fund and the Portfolio. The Transfer Agent maintains an account for each shareholder of the Fund and investor in the Portfolio, performs other transfer agency functions and acts as dividend disbursing agent for the Fund. Pursuant to respective Custodian Agreements, IBT also acts as the custodian (the "Custodian") of the assets of the Fund and the Portfolio. The Portfolio Trust's Custodian Agreement provides that the Custodian may use the services of sub-custodians with respect to the Portfolio. The Custodian's responsibilities include safeguarding and controlling the Fund's cash and the Portfolio's cash and securities, and handling the receipt and delivery of securities, determining income and collecting interest on the Portfolio's investments, maintaining books of original entry for portfolio accounting and other required books and accounts, and calculating the daily net asset value of the Portfolio. Securities held for the Portfolio may be deposited into the Federal Reserve-Treasury Department Book Entry System or the Depositary Trust Company. The Custodian does not determine the investment policies of the Fund or the Portfolio or decide which securities will be purchased or sold for the Portfolio. Assets of the Portfolio may, however, be invested in securities of the Custodian and the Portfolio Trust may deal with the Custodian as principal in securities transactions for the Portfolio. For its services, IBT receives such compensation as may from time to time be agreed upon by it and the Trust or the Portfolio Trust.

                            PORTFOLIO TRANSACTIONS
    To the extent consistent with applicable legal requirements, the Sub-Adviser may place orders for the purchase and sale of portfolio investments for the Portfolio with Republic New York Securities Corporation, subject to obtaining best price and execution for a particular transaction. See the Statement of Additional Information.

                       DETERMINATION OF NET ASSET VALUE
    The net asset value of the shares of the Fund is determined on each day on which the New York Stock Exchange is open for regular trading ("Fund Business Day"). This determination is made once during each such day as of 4:00 p.m., New York time, by dividing the value of the Fund's net assets (i.e., the value of its investment in the Portfolio and other assets less its liabilities, including expenses payable or accrued) by the number of shares of the Fund outstanding at the time the determination is made.

    The value of the Fund's investment in the Portfolio is also determined once daily at 4:00 p.m., New York time, on each day the New York Stock Exchange is open for regular trading ("Portfolio Business Day").

    The determination of the value of the Fund's investment in the Portfolio is made by subtracting from the value of the total assets of the Portfolio the amount of the Portfolio's liabilities and multiplying the difference by the percentage, effective for that day, which represents the Fund's share of the aggregate beneficial interests in the Portfolio.

    Values of assets held by the Portfolio are determined on the basis of their market or other fair value, as described in the Statement of Additional Information.

                              PURCHASE OF SHARES
    Shares of the Fund may be purchased without a sales load at their net asset value next determined after an order is transmitted to and accepted by the Distributor. Purchases are therefore effected on the same day the purchase order is received by the Distributor provided such order is received prior to 4:00 p.m., New York time, on any Fund Business Day.

    The minimum initial investment is $10,000 and the minimum subsequent investment is $2,500. The Fund may accept initial and subsequent investments of lesser amounts, in its discretion. No minimum is imposed on reinvested dividends. All purchase payments are invested in full and fractional shares of the Fund. The Trust reserves the right to cease offering shares of the Fund for sale at any time.

                             REDEMPTION OF SHARES
    A shareholder may redeem all or any portion of the shares in his account at any time at the net asset value next determined after a redemption order in proper form is received by the Transfer Agent. Redemptions are effected on the same day the redemption order is received by the Transfer Agent provided such order is received prior to 4:00 p.m., New York time, on any Fund Business Day. Shares redeemed earn dividends up to and including the day prior to the day the redemption is effected.

    The proceeds of a redemption are normally paid from the Fund in federal funds on the Fund Business Day on which the redemption is effected, but in any event within seven days. The right of any shareholder to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period in which the New York Stock Exchange is closed (other than weekends or holidays) or trading on such Exchange is restricted or, to the extent otherwise permitted by the 1940 Act, if an emergency exists.

    Redemptions may be made by letter to the Transfer Agent specifying the dollar amount or number of shares to be redeemed, account number and the Fund. The letter must be signed in exactly the same way the account is registered (if there is more than one owner of the shares all must sign) and all signatures must be guaranteed by a commercial bank which is a member of the FDIC, a trust company, a member firm of a domestic stock exchange or a foreign branch of any of the foregoing (a signature guarantee by a savings bank or a notary public is not acceptable). Further documentation, such as copies of corporate resolutions and instruments of authority, may be requested from corporations, administrators, executors, personal representatives, trustees or custodians to evidence the authority of the person or entity making the redemption request.

    An investor may redeem shares in any amount by written request mailed to the Transfer Agent at the following address:

        Republic Funds
        c/o Investors Bank & Trust Company
        P.O. Box 1537, MFD23
        Boston, MA 02205-1537

    Checks for redemption proceeds normally will be mailed within seven days, but will not be mailed until all checks in payment for the purchase of the shares to be redeemed have been cleared, which may take up to 15 days. Unless other instructions are given in proper form, a check for the proceeds of a redemption will be sent to the shareholder's address of record.

                         DIVIDENDS AND DISTRIBUTIONS
    Dividends substantially equal to all of the Fund's net investment income earned are distributed to Fund shareholders of record semi-annually. Generally, the Fund's net investment income consists of the interest and dividend income it earns, less expenses. In computing interest income, premiums are not amortized nor are discounts accrued on long-term debt securities in the Portfolio, except as required for federal income tax purposes.

    The Fund's net realized short-term and long-term capital gains, if any, are distributed to shareholders annually. Additional distributions are also made to the Fund's shareholders to the extent necessary to avoid application of the 4% non-deductible federal excise tax on certain undistributed income and net capital gains of regulated investment companies.

    Unless a shareholder elects to receive dividends in cash, dividends are distributed in the form of additional shares of the Fund (purchased at their net asset value without a sales charge).

                                 TAX MATTERS
    This discussion is intended for general information only. An investor should consult with his own tax advisor as to the tax consequences of an investment in the Fund, including the status of distributions from the Fund under applicable state or local law.

    Each year, the Trust intends to qualify the Fund and elect that the Fund be treated as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, the Fund must meet certain income, distribution and diversification requirements. Provided such requirements are met and all investment company taxable income and net realized capital gains of the Fund are distributed to shareholders in accordance with the timing requirements imposed by the Code, generally no federal income or excise taxes will be paid by the Fund on amounts so distributed.

    Dividends and capital gains distributions, if any, paid to shareholders are treated in the same manner for federal income tax purposes whether received in cash or reinvested in additional shares of the Fund. Shareholders must treat dividends, other than long-term capital gain dividends, as ordinary income. Dividends designated by the Fund as long-term capital gain dividends are taxable to shareholders as long-term capital gain regardless of the length of time the shares of the Fund have been held by the shareholders. Certain dividends declared in October, November, or December of a calendar year to shareholders of record on a date in such a month are taxable to shareholders (who otherwise are subject to tax on dividends) as though received on December 31 of that year if paid to shareholders during January of the following calendar year.

    Foreign Tax Withholding. Income received by the Portfolio from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. If more than 50% of the value of the Portfolio's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and intends to elect to treat its share of any non-U.S. income and similar taxes it pays (or which are paid by the Portfolio) as though the taxes were paid by the Fund's shareholders. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by the Fund or Portfolio, and will be entitled either to deduct (as an itemized deduction) his pro rata share of foreign income and similar taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit. Shareholders will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund or Portfolio will be treated as paid by the Fund's shareholders for that year. Furthermore, foreign shareholders may be subject to U.S. tax at the rate of 30% (or lower treaty rate) of the income resulting from the Fund's election to treat any foreign taxes paid by it as paid its shareholders, but will not be able to claim a credit or deduction for the foreign taxes treated as having been paid by them.

    The Fund generally will be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish the Fund with the shareholder's correct taxpayer identification number ("TIN") or social security number and to make such certifications as the Fund may require, (2) the Internal Revenue Service notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the Internal Revenue Service and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's federal income tax liability. Dividends from the Fund attributable to the Fund's net investment income and short-term capital gains generally will be subject to U.S. withholding tax when paid to shareholders treated under U.S. tax law as nonresident alien individuals or foreign corporations, estates, partnerships or trusts.

    The Trust is organized as a Massachusetts business trust and, under current law, is not liable for any income or franchise tax in the Commonwealth of Massachusetts as long as each series of the Trust (including the Fund) qualifies as a "regulated investment company" under the Code.

    For additional information relating to the tax aspects of investing in the Fund and for information about the tax aspects of the Portfolio, see the Statement of Additional Information.

              DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES
    The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.001 per share) and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. The shares of each series participate equally in the earnings, dividends and assets of the particular series. Currently, the Trust has ten series of shares, each of which constitutes a separately managed fund. The Trust reserves the right to create additional series of shares.

    Each share of the Fund represents an equal proportionate interest in the Fund with each other share. Shares have no preference, preemptive, conversion or similar rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote. The Trust is not required and has no current intention to hold annual meetings of shareholders although the Trust will hold special meetings of Fund shareholders when in the judgment of the Trustees of the Trust it is necessary or desirable to submit matters for a shareholder vote. Shareholders of each series generally vote separately, for example, to approve investment advisory agreements or changes in fundamental investment policies or restrictions, but shareholders of all series may vote together to the extent required under the 1940 Act, such as in the election or selection of Trustees, principal underwriters and accountants for the Trust. Under certain circumstances the shareholders of one or more series could control the outcome of these votes.

    The series of the Portfolio Trust will vote separately or together in the same manner as the series of the Trust. Under certain circumstances, the investors in one or more series of the Portfolio Trust could control the outcome of these votes.

    Shareholders of the Fund have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees by a specified number of shareholders) the right to communicate with other shareholders of the Trust in connection with requesting a meeting of shareholders of the Trust for the purpose of removing one or more Trustees. Shareholders of the Trust also have the right to remove one or more Trustees without a meeting by a declaration in writing by a specified number of shareholders. Upon liquidation or dissolution of the Fund, shareholders of the Fund would be entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

    The Trust is an entity of the type commonly known as a "Massachusetts business trust". Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

    The Portfolio Trust is organized as a master trust fund under the laws of the State of New York. The Portfolio is a separate series of the Portfolio Trust, which currently has one other series. The Portfolio Trust's Declaration of Trust provides that the Fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) are each liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the investment of all of the Assets of the Fund in the Portfolio.

    Each investor in the Portfolio, including the Fund, may add to or reduce its investment in the Portfolio on each Portfolio Business Day. At 4:00 p.m., New York time on each Portfolio Business Day, the value of each investor's beneficial interest in the Portfolio is determined by multiplying the net asset value of the Portfolio by the percentage, effective for that day, which represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals, which are to be effected on that day, are then effected. The investor's percentage of the aggregate beneficial interests in the Portfolio is then recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of 4:00 p.m., New York time on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of 4:00 p.m., New York time on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined is then applied to determine the value of the investor's interest in the Portfolio as of 4:00 p.m., New York time on the following Portfolio Business Day.

                           PERFORMANCE INFORMATION
    Yield and total return data for the Fund may from time to time be included in advertisements about the Trust. "Total return" is expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5 and 10 years. All total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid. "Yield" refers to the income generated by an investment in the Fund over the 30-day (or one month) period ended on the date of the most recent balance sheet of the Fund included in the Trust's registration statement with respect to the Fund.

    Since these total return and yield quotations are based on historical earnings and since the Fund's total return and yield fluctuate from day to day, these quotations should not be considered as an indication or representation of the Fund's total return or yield in the future. Any performance information should be considered in light of the Fund's investment objective and policies, characteristics and quality of the Fund's portfolio and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future. From time to time the Trust may also use comparative performance information in such advertisements, including the performance of unmanaged indices, the performance of the Consumer Price Index (as a measure for inflation), and data from Lipper Analytical Services, Inc. and other industry publications.

-----
REPUBLIC
INTERNATIONAL EQUITY
                FUND


INVESTMENT MANAGER
Republic National Bank of New York
452 Fifth Avenue
New York, NY 10018


SUB-ADVISER
Capital Guardian Trust Company
333 South Hope Street
Los Angeles, CA  90071


ADMINISTRATOR, DISTRIBUTOR AND SPONSOR
Signature Broker-Dealer Services, Inc.
6 St. James Avenue
Boston, MA 02116


CUSTODIAN AND TRANSFER AGENT
Investors Bank & Trust Company
89 South Street
Boston, MA 02111



-----

REPUBLIC

INTERNATIONAL EQUITY

                FUND



PROSPECTUS
 January 26, 1996

FT4126E

                                  REPUBLIC U.S.
                          GOVERNMENT MONEY MARKET FUND

                               6 St. James Avenue
                           Boston, Massachusetts 02116

               General
                 and                          (800) 782-8183  (Toll Free)
          Account Information


             Republic National Bank of New York - Investment Adviser
                          ("Republic" or the "Adviser")

                    Signature Broker-Dealer Services, Inc. -
                     Administrator, Distributor and Sponsor
                       ("Signature" or the "Distributor")

                       STATEMENT OF ADDITIONAL INFORMATION


         Republic U.S. Government Money Market Fund (the "Fund") is a separate series (portfolio) of the Republic Funds (the "Trust"), an open-end diversified management investment company which currently consists of six separate portfolios, each of which has different and distinct investment objectives and policies. The Fund is described in this Statement of Additional Information.


         The investment objective of the Fund is to provide shareholders of the Fund with liquidity and as high a level of current income as is consistent with the preservation of capital. The Trust seeks to achieve the investment objective of the Fund by investing the assets of the Fund in debt obligations issued or guaranteed by the United States, its agencies or instrumentalities, and commitments to purchase such obligations ("U.S. Government-backed obligations"). The Fund may invest in U.S. Government-backed obligations subject to repurchase agreements with recognized securities dealers and banks. There can be no assurance that the investment objective of the Fund will be achieved.

         Shares of the Fund are continuously offered for sale by the Distributor at net asset value (normally $1.00 per share) with no sales charge (i) directly to the public, (ii) to customers of a financial institution, such as a federal or state-chartered bank, trust company or savings and loan association that has entered into a shareholder servicing agreement with the Trust (collectively, "Shareholder Servicing Agents"), and (iii) to customers of a securities broker that has entered into a dealer agreement with the Distributor.


         THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS ONLY AUTHORIZED FOR DISTRIBUTION WHEN PRECEDED OR ACCOMPANIED BY THE PROSPECTUS FOR THE FUND, DATED JANUARY 26, 1996 (THE "PROSPECTUS"). This Statement of Additional Information contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The

         Prospectus and Statement of Additional Information may be obtained without charge by writing or calling the Trust at the address and telephone number printed above.


                             January  26, 1996

                                TABLE OF CONTENTS


                                                              PAGE

Investment Objective, Policies and Restrictions  . . . . . . . . 1
         Portfolio Transactions . . . . . . . . . . . . . . . . .1
         Investment Restrictions  . . . . . . . . . . . . . . . .2
         Percentage and Rating Restrictions . . . . . . . . . . .5

Performance Information  . . . . . . . . . . . . . . . . . . . . 5

Management of the Trust  . . . . . . . . . . . . . . . . . . . . 6
         Trustees and Officers  . . . . . . . . . . . . . . . .  6
         Investment Adviser . . . . . . . . . . . . . . . . . .  9
         Administrator, Distributor and Sponsor . . . . . . . . 10
         Shareholder Servicing Agents, Transfer Agent and
         Custodian  . . . . . . . . . . . . . . . . . . . . . . 11
         Expenses and Expense Limits  . . . . . . . . . . . . . 11

Determination of Net Asset Value   . . . . . . . . . . . . . . .12

Taxation . . . . . . . . . . . . . . . . . . . . . . . . . . . .13

Other Information  . . . . . . . . . . . . . . . . . . . . . . .14
         Capitalization . . . . . . . . . . . . . . . . . . . . 14
         Voting Rights  . . . . . . . . . . . . . . . . . . . . 15
         Independent Auditors . . . . . . . . . . . . . . . . . 15
         Counsel  . . . . . . . . . . . . . . . . . . . . . . . 15
         Registration Statement . . . . . . . . . . . . . . . . 16
         Financial Statements . . . . . . . . . . . . . . . . . 16

         References in this Statement of Additional Information to the "Prospectus" are to the Prospectus, dated January 26, 1996, of the Trust by which shares of the Fund are offered. Unless the context otherwise requires, terms defined in the Prospectus have the same meaning in this Statement of Additional Information as in the Prospectus.

                 INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

         The following information supplements the discussion of the investment objective and policies of the Fund discussed under the caption "Investment Objective and Policies" in the Prospectus.

         The investment objective of the Fund is to provide shareholders of the Fund with liquidity and as high a level of current income as is consistent with the preservation of capital. The Trust seeks to achieve the investment objective of the Fund by investing the assets of the Fund in U.S. Government-backed obligations which have, or are deemed to have, remaining maturities not exceeding 397 days, and in repurchase agreements collateralized by U.S. Government-backed obligations.

         The  investment   objective  of  the  Fund  and  related  policies  and
activities are not fundamental and may be changed by the Board of Trustees of the Trust without the approval of Fund shareholders.

         PORTFOLIO TRANSACTIONS. Purchases and sales of securities will usually be principal transactions. Portfolio securities normally will be purchased or sold from or to issuers directly or from or to dealers serving as market makers for the securities at a net price. Generally, money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing portfolio securities transactions for the Fund primarily consists of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Fund or the Sponsor are prohibited from dealing with the Fund as a principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Securities and Exchange Commission.

         The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities for the Fund, except that portfolio transactions for the Fund will not be executed through the Sponsor and the Fund will not deal with the Sponsor as agent or principal. Subject to policies established by the Trust's Board of Trustees, the Adviser is primarily responsible for portfolio decisions and the placing of portfolio transactions. Allocation of transactions, including their frequency, to various dealers is determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of Fund shareholders rather than by any formula. In placing orders for the Fund, the primary consideration is prompt execution of orders in an effective manner at the most favorable price, although the Fund does not necessarily pay the lowest spread or commission available. Other factors taken into consideration are the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities. The policy of the Fund of investing in securities with short maturities will result in high portfolio turnover, generally exceeding 100% per year.

         The Adviser may, in circumstances in which two or more dealers are in a position to offer comparable results, give preference to a dealer which has provided statistical or other research services to the Adviser. By allocating transactions in this manner, the Adviser is able to supplement its research and analysis with the views and information of securities firms. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Adviser in advising various of its clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. The management fee paid by the Fund is not reduced because the Adviser and its affiliates receive such services.

         As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the Act) to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction.

         Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and such other policies as the Trustees may determine, and subject to seeking the most favorable price and execution available, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

         Investment decisions for the Fund and for the other investment advisory clients of the Adviser are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought for certain clients even though it could have been sold for other clients at the same time, and a particular security may be sold for certain clients even though it could have been bought for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. In some instances, one client may sell a particular security to another client. Two or more clients may simultaneously purchase or sell the same security, in which event each day's transactions in that security are, insofar as practicable, averaged as to price and allocated between such clients in a manner which in the Adviser's opinion is equitable to each and in accordance with the amount being purchased or sold by each. In addition, when purchases or sales of the same security for the Fund and for other clients of the Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantage available to large denomination purchases or sales. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients in terms of the price paid or received or of the size of the position obtainable.

         INVESTMENT RESTRICTIONS. The Trust has adopted the following investment restrictions with respect to the Fund which may not be changed without approval by holders of a "majority of the outstanding shares" of the Fund, which as used in this Statement of Additional Information means the vote of the lesser of (i) 67% or more of the outstanding "voting securities" of the Fund present at a meeting, if the holders of more than 50% of the outstanding "voting securities" of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding "voting securities" of the Fund. The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act.

         The Trust, on behalf of the Fund, may not:

            (1) borrow   money,   except  that  as  a   temporary   measure  for
                extraordinary or emergency purposes, the Fund may borrow from banks in an amount not to exceed 1/3 of the value of the net assets of the Fund including the amount borrowed (moreover, the Trust (on behalf of the Fund) may not purchase any securities at any time at which borrowings exceed 5% of the total assets of the Fund) taken in each case at market value;

            (2) purchase any security or evidence of interest therein on margin, except that the Trust may obtain such short-term credit for the Fund as may be necessary for the clearance of purchases and sales of securities;

            (3) underwrite securities issued by other persons, except insofar as the Trust may technically be deemed an underwriter under the Securities Act of 1933, as amended (the "1933 Act"), in selling a portfolio security for the Fund;

            (4) make loans to other  persons  except (a)  through the lending of securities held by the Fund, but not in excess of 1/3 of the Fund's net assets taken at market value, (b) through the use of fixed time deposits or repurchase agreements or the purchase of short term obligations, (c) by purchasing all or a portion of an issue of debt securities of types commonly distributed privately to financial institutions; for purposes of this Investment Restriction (4) the purchase of short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan;

            (5) purchase  or sell real  estate  (including  limited  partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the Trust reserves the freedom of action to hold and to sell for the Fund real estate acquired as a result of its ownership of securities);

            (6) concentrate its investments in any particular  industry  (except for obligations of the U.S. Government and domestic banks), but if it is deemed appropriate for the achievement of the Fund's investment objective, up to 25% of the assets of the Fund (taken at market value at the time of each investment) may be invested in any one industry;

            (7) issue any senior  security  (as that term is defined in the 1940
                Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, except as appropriate to evidence a debt incurred without violating Investment Restriction (1) above;

            (8) pledge, mortgage or hypothecate for any purpose in excess of 10%
                of the net assets of the Fund (taken at market value);

            (9) sell any security  which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold; and provided, that if such right is conditional the sale is made upon the same conditions;

            (10) invest for the purpose of exercising control or management;

            (11)purchase   securities   issued  by  any  registered   investment
                company, except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission and except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that the Trust (on behalf of the Fund) will not purchase the securities of any registered investment company if such purchase at the time thereof would cause more than 10% of the total assets of the

            Fund(taken at the  greater of cost or market  value) to be  invested in the securities of such issuers or would cause more than 3% of the outstanding voting securities of any such issuer to be held by the Fund; and provided, further, that the Fund shall not purchase securities issued by any open-end investment company (for purposes of this clause (11), securities of foreign banks shall be treated as investment company securities except that debt securities and nonvoting preferred stock of foreign banks are not subject to the 10% limitation described herein). (The Trust, on behalf of the Fund, has no current intention of investing in the obligations of foreign banks.);

            (12)taken  together  with any  investments  described in clause (15)
                below, invest more than 10% of the net assets of the Fund in securities that are not readily marketable, including debt securities for which there is no established market and fixed time deposits and repurchase agreements maturing in more than seven days;

            (13)purchase  or retain  any  securities  issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is an officer or director of the Adviser, if after the purchase of the securities of such issuer by the Trust, on behalf of the Fund, one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value;

            (14)write,   purchase  or  sell  any  put  or  call  option  or  any
                combination thereof;

            (15)taken  together  with any  investments  described in clause (12)
                above,  invest  in  securities  which  are  subject  to legal or contractual  restrictions  on  resale  (other  than  fixed  time deposits and repurchase agreements maturing in not more than seven days) if, as a result thereof, more than 10% of the net assets of the Fund, (taken at market value) would be so invested (including fixed time deposits and repurchase agreements maturing in more than seven days);

            (16)purchase  securities  of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held for the Fund; or

            (17)make short sales of  securities  or  maintain a short  position, unless at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of the net assets of the Fund (taken at market value) is held as collateral for such sales at any one time.


         NON-FUNDAMENTAL STATE AND FEDERAL RESTRICTIONS. In order to comply with certain state and federal statutes and regulatory policies, the Fund will not as a matter of operating policy:

            (i) invest more than 15% of the net assets of the Fund (taken at the greater of cost or market value) in securities that are issued by issuers which (including the period of operation of any predecessor company or unconditional guarantor of such issuer) have been in operation less than three years (including predecessors) or in securities that are restricted as to resale by the 1933 Act (including Rule 144A securities).


         PERCENTAGE AND RATING RESTRICTIONS. If a percentage restriction or a rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities held by the Fund or a later change in the rating of a security held by the Fund is not considered a violation of policy, however the Adviser will consider such change in its determination of whether to hold the security. To the extent the ratings given by Moody's Investors Service, Inc. or Standard & Poor's Corporation may change as a result of changes in such organizations  or  their  rating  systems,  the  Adviser  will  attempt  to  use comparable ratings as standards for investments in accordance with the investment policies set forth in the Prospectus.

                             PERFORMANCE INFORMATION

         Any current "yield" quotation of the Fund which is used in such a manner as to be subject to the provisions of Rule 482(d) under the 1933 Act consists of an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a specific seven calendar day period and is calculated by dividing the net change in the value of an account having a balance of one share at the beginning of the period by the value of the account at the beginning of the period and multiplying the quotient by 365/7. For this purpose the net change in account value would reflect the value of additional shares purchased with dividends declared on the original share and dividends declared on both the original share and any such additional shares, but would not reflect any realized gains or losses from the sale of securities or any unrealized appreciation or depreciation on portfolio securities. In addition, any "effective yield" quotation of the Fund so used is calculated by compounding the current yield quotation for such period by multiplying such quotation by 7/365, adding 1 to the product, raising the sum to a power equal to 365/7, and subtracting 1 from the result.

         The annualized yield of the Fund for the seven-day period ended September 30, 1995 was 5.30%. The effective compound annualized yield of the Fund for such period was 5.45%.


         Performance information for the Fund may be compared, in reports and promotional literature, to: (i) unmanaged indices so that investors may compare the Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general, (ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies (including IBC/Donoghue's Money Fund Reports), publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

         Performance information for the Fund reflects only the performance of a hypothetical investment in the Fund during the particular time period on which the calculations are based. Performance information should be considered in light of the Fund's investment objective and policies, characteristics and quality of the portfolios and the market conditions during the given time period, and should not be considered as a representation of future results.

         Investors who purchase and redeem shares of the Fund through a Shareholder Servicing Agent may be charged one or more of the following types of fees as agreed upon by the Shareholder Servicing Agent and the investor, with respect to the customer services provided by the Shareholder Servicing Agent: account fees (a fixed amount per transaction processed); compensating balance requirements (a minimum dollar amount a customer must maintain in order to obtain the services offered); or account maintenance fees (a periodic charge based upon a percentage of the assets in the account or of the dividends paid on those assets). Such fees will have the effect of reducing the yield and effective yield of the Fund for those investors.

                             MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS

         The principal occupations of the Trustees and executive officers of the Trust for the past five years are listed below. Asterisks indicate that those Trustees and officers are "interested persons" (as defined in the 1940 Act) of the Trust. The address of each, unless otherwise indicated, is 6 St. James Avenue, Boston, Massachusetts 02116.

FREDERICK C. CHEN, TRUSTEE

         126 Butternut Hollow Road, Greenwich, Connecticut 06830 - Management Consultant .


ALAN S. PARSOW*, TRUSTEE
         2222 Skyline Drive, Elkhorn, Nebraska 68022 - General Partner of Parsow Partnership, Ltd. (investments).

LARRY M. ROBBINS, TRUSTEE
         Wharton Communication Program, University of Pennsylvania, 336 Steinberg Hall-Dietrich Hall, Philadelphia, Pennsylvania 19104 - Director of the Wharton Communication Program and Adjunct Professor of Management at the Wharton School of the University of Pennsylvania.

MICHAEL SEELY, TRUSTEE
         405 Lexington Avenue, Suite 909, New York, New York 10174 - President of Investor Access Corporation (investor relations consulting firm).

PHILIP W. COOLIDGE*, PRESIDENT
         Chairman and Chief Executive Officer, Signature Financial Group, Inc. ("SFG"); Chairman and Chief Executive Officer, Signature (since April,
         1989).


 JOHN R. ELDER*, TREASURER
         Vice President, SFG (since April, 1995); Treasurer, Phoenix Family of Mutual Funds (prior to April, 1995).


LINDA T. GIBSON*, ASSISTANT SECRETARY
         Legal  Counsel  and  Assistant  Secretary,   SFG  (since  June,  1991);
         Assistant Secretary, Signature (since October, 1992); law student, Boston University School of Law (prior to May, 1992).


JAMES E. HOOLAHAN*, VICE PRESIDENT
         Senior Vice President, SFG (since December, 1989).

JAMES S. LELKO*, ASSISTANT TREASURER
         Assistant Manager, SFG (since January, 1993); Senior Tax Compliance Accountant, Putnam Companies (since prior to December, 1992).

THOMAS M. LENZ*,  SECRETARY
         Senior Vice President and Associate General Counsel, SFG (since November, 1989); Assistant Secretary, Signature (since February, 1991)
         .


MOLLY S. MUGLER*, ASSISTANT SECRETARY
         Legal Counsel and Assistant Secretary, SFG; Assistant Secretary, Signature (since April, 1989).

BARBARA M. O'DETTE*, ASSISTANT TREASURER
         Assistant Treasurer, SFG; Assistant Treasurer,  Signature (since April,
         1989).

ANDRES E. SALDANA*, ASSISTANT SECRETARY

         Legal Counsel and Assistant Secretary, SFG (since November, 1992); Attorney, Ropes & Gray (September, 1990 to November, 1992) .

         Messrs. Coolidge, Elder, Lelko, Lenz and Saldana and Mss. Gibson, Mugler and O'Dette are also Trustees and/or officers of certain other investment companies of which Signature or an affiliate is the administrator.

                               COMPENSATION TABLE

                                  Pension or
                                  Retirement                       Total
                                  Benefits        Estimated        Compensation
                  Aggregate       Accrued as      Annual           From Trust
Name of           Compensation    Part of Fund    Benefits Upon    Paid to
TRUSTEE           FROM TRUST      EXPENSES        RETIREMENT       TRUSTEES
Frederick C. Chen   $6,700          none             none             $6,700

Alan S. Parsow      $6,700          none             none             $6,700

Larry M. Robbins    $6,700          none             none             $6,700

Michael Seely       $6,700          none             none             $6,700

         The compensation table above reflects the fees received by the Trustees from the Trust for the year ended September 30, 1995. The Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust will receive an annual retainer of $3,600 and a fee of $1,0001 for each meeting of the Board of Trustees or committee thereof attended.

         As of January 19, 1996, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of the Fund. As of the same date, the following shareholders of record owned %5 or more of the outstanding shares of the Fund (the Trust has no knowledge of the beneficial ownership of such shares): Republic National Bank of New York, 10 East 40th Street, New York, New York, 10016 - 66.9%; Kinco & Co. c/o Securities Services, One Hanson Place, Brooklyn, New York, 11243 - 10.6%.


         The Trust's Declaration of Trust provides that it will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their officers with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in wilful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

INVESTMENT ADVISER

         Pursuant to an Investment Advisory Contract, Republic is responsible for the investment management of the Fund's assets, including the responsibility for making investment decisions and placing orders for the purchase and sale of securities for the Fund directly with the issuers or with brokers or dealers selected by Republic in its discretion, not including the Distributor. See "Portfolio Transactions". Republic also furnishes to the Board of Trustees, which has overall responsibility for the business and affairs of the Trust, periodic reports on the investment performance of the Fund.

         Republic is a wholly-owned subsidiary of Republic New York Corporation, a registered bank holding company. No securities or instruments issued by Republic New York Corporation or Republic will be purchased for the Fund.

         Republic complies with applicable laws and regulations, including the regulations and rulings of the U.S. Comptroller of the Currency relating to fiduciary powers of national banks. These regulations provide, in general, that assets managed by a national bank as fiduciary shall not be invested in stock or

----------------
     1As of November 1, 1995, Trustee fee for each meeting of the Board of Trustees or committee thereof attended increased from $600 to $1,000.

obligations of, or property acquired from, the bank, its affiliates or their directors, officers or employees or other persons with substantial connections with the bank. The regulations further provide that fiduciary assets shall not be sold or transferred, by loan or otherwise, to the bank or persons connected with the bank as described above. Republic, in accordance with federal banking laws, may not purchase for its own account securities of any investment company the investment adviser of which it controls, extend credit to any such investment company, or accept the securities of any such investment company as collateral for a loan to purchase such securities. Moreover, Republic, its officers and employees do not express any opinion with respect to the advisability of any purchase of such securities.

         The investment advisory services of Republic to the Fund are not exclusive under the terms of the Investment Advisory Contract. Republic is free to and does render investment advisory services to others.

         The Investment Advisory Contract will remain in effect until October 14, 1996, and will continue in effect thereafter from year to year with respect to the Fund, provided such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Fund or by the Board of Trustees, and (ii) by a majority of the Trustees who are not parties to such Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Contract may be terminated with respect to the Fund without penalty by either party on 60 days' written notice and will terminate automatically if assigned. The Contract provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or gross negligence or of reckless disregard of its or their obligations and duties under the Contract.


         For the year ended September 30, 1993, of which Hirsch was investment adviser until August 30, 1993, and Republic Asset Management Corporation was investment adviser from September 1, 1993 through September 30, 1993 the fee received was $4,970 net of fee waivers and reimbursements. For the year ended September 30, 1994, Republic Asset Management Corporation received fees of $30,201 net of fee waivers and reimbursement. For the year ended September 30, 1995, Republic (formerly Republic Asset Management Corporation) received fees of $221,919, of which $110,959 was waived.


ADMINISTRATOR, DISTRIBUTOR AND SPONSOR

         The Distribution Plan adopted by the Trust (the "Plan") provides that it may not be amended to increase materially the costs which the Fund may bear pursuant to the Plan without approval by Fund shareholders and that other material amendments of the Plan must be approved by the Board of Trustees, and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the Trust nor have any direct or indirect financial interest in the operation of the Plan or in any related agreement ("Qualified Trustees"), by vote cast in person at a meeting called for the purpose of considering such amendments. The selection and nomination of the Trustees of the Trust has been committed to the discretion of the Trustees who are not "interested persons" of the Trust. The Plan has been approved, and is subject to annual approval, by the Board of Trustees and by the Qualified Trustees, by vote cast in person at a meeting called for the purpose of voting on the Plan. In adopting the Plan, the Trustees considered alternative methods to distribute shares of the Fund and to reduce the Fund's per share expense ratio and concluded that there was a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan is terminable with respect to the Fund at any time by a vote of a majority of the Qualified Trustees or by vote of the holders of a majority of the shares of the Fund.


         During the fiscal year ended September 30, 1995, the Fund spent a total of $198,745 on the following pursuant to the Plan: advertising, $0; printing and mailing of prospectuses and annual reports to other than current shareholders, $98,839; compensation to underwriters, $0; compensation to broker-dealers, $99,906; compensation to sales personnel, $0; interest, carrying or other financing charges, $0; and other marketing expenses, $0. Total expenditures pursuant to the Plan as a percentage of average daily net assets during the same period were 0.18%.


         The Administrative Services Contract is terminable with respect to the Fund without penalty at any time by vote of a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the Administrative Services Contract, upon not more than 60 days' written notice to the Sponsor or by vote of the holders of a majority of the shares of the Fund or upon 15 days' notice by the Sponsor. The
Administrative Services Contract will terminate automatically in the event of its assignment. The Administrative Services Contract also provides that neither the Administrator nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administrative Services Contract.


         For the fiscal year ended September 30, 1993, Signature was paid an administrative services fee of $79,856 before the fee waiver of $74,886. For the fiscal year ended

September 30, 1994, Signature waived administrative services fees of $180,875 and reimbursed expenses of $54,090. For the fiscal year ended September 30, 1995, Signature was paid administrative services fees of $221,919 of which $104,924 was waived.


SHAREHOLDER SERVICING AGENTS, TRANSFER AGENT AND CUSTODIAN

         The Administrative Services Plan continues in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Administrative Services Plan or in any agreement related to such Plan ("Qualified Trustees"). The Administrative Services Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or by a majority vote of Fund shareholders. The Administrative Services Plan may not be amended to increase materially the amount of permitted expense thereunder without the approval of a majority of Fund shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees.

         The Board of Trustees of the Trust has also approved a Custodian Agreement and a Transfer Agency Agreement between the Trust and Investors Bank & Trust Company ("IBT") pursuant to which IBT will provide custodial, fund accounting, transfer agency, dividend disbursing and shareholder servicing services to the Trust and the Fund. The principal business address of IBT is 24 Federal Street, Boston, Massachusetts 02110.

         The Trust has entered into a shareholder servicing agreement with each Shareholder Servicing Agent. For additional information, including a description of the fees paid to Shareholder Servicing Agents, see "Management of the Trust-Shareholder Servicing Agents" in the Prospectus.

EXPENSES AND EXPENSE LIMITS

         Certain of the states in which shares of the Fund are expected to be qualified for sale impose limitations on the expenses of the Fund. If, in any fiscal year, the total expenses of the Fund (excluding taxes, interest, expenses under the Plan, brokerage commissions and other portfolio transaction expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles and extraordinary expenses, but including the advisory and administrative fees) exceed the expense limitations applicable to the Fund imposed by the securities regulations of any state, the Distributor and the Adviser each will reimburse the Fund for 50% of the excess. The effective limitation on an annual basis with respect to the Fund is expected to be 2.5% on the first $30 million of the Fund's net assets, 2.0% on the next $70 million of such assets, and 1.5% on any excess above $100 million.

         Except for the expenses paid by the Adviser and the

Distributor, the Fund bears all costs of its operations. Trust expenses directly related to the Fund are charged to the Fund; other expenses are allocated proportionally among all the portfolios of the Trust in relation to the net asset value of the portfolios.

                        DETERMINATION OF NET ASSET VALUE

         The net asset value of each of the shares of the Fund is determined on each day on which the New York Stock Exchange is open for trading. As of the date of this Statement of Additional Information, the New York Stock Exchange is open every weekday except for the days on which the following holidays are observed: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         As discussed under the caption "Dividends and Distributions" in the Prospectus, the Trust uses the amortized cost method to determine the value of the Fund's portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing an obligation at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund which utilizes a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Fund's portfolio on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from an investment in a fund utilizing solely market values, and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

         Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, the Fund's dollar-weighted average portfolio maturity of 90 days or less must be maintained, and only securities having remaining maturities of 397 days or less which are determined by the Trust's Board of Trustees to be of high quality with minimal credit risks may be purchased. Pursuant to Rule 2a-7, the Board has established procedures designed to stabilize, to the extent reasonably possible, the price per share of the Fund, as computed for the purpose of sales and redemptions, at $1.00. Such procedures include review of the Fund's portfolio holdings by the Board of Trustees, at such intervals as it may deem appropriate, to determine whether the net asset value of the Fund calculated by using available market quotations deviates from the $1.00 per share valuation based on amortized cost. The extent of any deviation is examined by the Board of Trustees. If such deviation exceeds $0.003, the Board promptly considers what action, if any, will be initiated. In the event the Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards as necessary and appropriate, which may include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations.

                                    TAXATION

         Each year, the Trust intends to qualify the Fund and elect that the Fund be treated as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, the Fund must distribute to shareholders at least 90% of its investment company taxable income (which includes, among other items, interest, dividends and the excess of net short-term capital gains over net long-term capital losses) and must meet certain diversification of assets, source of income, and other requirements of the Code. By so doing, the Fund will not be subject to federal income tax on that portion of its net investment income and net realized capital gains (the excess of any net long-term capital gains over net short-term capital losses), if any, distributed to shareholders. If the Fund does not meet all of these Code requirements, it will be taxed as an ordinary corporation.

         Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute for each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses for the 12-month period ending October 31 of the calendar year, and (3) all such ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid during the calendar year if it is declared by the Fund in October, November or December of that year with a record date in such month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

         Distributions of investment company taxable income generally are taxable to shareholders as ordinary income. It is not expected that such distributions will be eligible for the dividends-received deduction for corporations. Distributions of net capital gains, if any, are taxable to shareholders as long-term capital gains, regardless of the length of time the Fund shares have been held by a shareholder. Long-term capital gains, including distributions of net capital gains, are currently subject to a maximum federal tax rate of 28% which is less than the maximum rate imposed on other types of taxable income. All distributions are taxable to the shareholder whether reinvested in additional shares or received in cash. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share received equal to the net asset value of a share of the Fund on the reinvestment date. Shareholders will be notified annually as to the federal tax status of distributions.

         Upon disposition (by redemption, repurchase, sale or exchange) of Fund shares, a shareholder may realize a taxable gain or loss depending upon his basis in his shares. Realization of such a gain or loss is considered unlikely because of the Fund's policy to attempt to maintain a $1.00 per share net asset value. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. Such gain or loss will generally be long-term or short-term depending upon the shareholder's holding period for the shares. However, a loss realized by a shareholder on the disposition of Fund shares with respect to which long-term capital gain dividends have been received will, to the extent of such long-term capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less. Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

         The Trust will be required to report to the Internal Revenue Service (the "IRS") all distributions by the Fund except in the case of certain exempt shareholders. All such distributions generally will be subject to withholding of federal income tax at a rate of 31% ("backup withholding") in the case of nonexempt shareholders if (1) the shareholder fails to furnish the Fund with and to certify the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such distributions whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against the shareholder's federal income tax liability. Investors may wish to consult their tax advisors about the applicability of the backup withholding provisions.

         The Trust is organized as a Massachusetts business trust and, under current law, is not liable for any income or franchise tax in the Commonwealth of Massachusetts as long as each series of the Trust (including the Fund) qualifies as a regulated investment company under the Code.

         The foregoing discussion relates only to federal income tax law as applicable to U.S. persons (I.E., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Distributions by the Fund also may be subject to state and local taxes, and their treatment under state and local income tax laws may differ from the federal income tax treatment. Shareholders should consult their tax advisors with respect to particular questions of federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisors regarding U.S. and foreign tax consequences of ownership of shares of the Fund including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty).

                                OTHER INFORMATION

CAPITALIZATION

         The Trust is a Massachusetts business trust established under a Declaration of Trust dated April 22, 1987, as a successor to two previously-existing Massachusetts business trusts, FundTrust Tax-Free Trust (organized on July 30, 1986) and FundVest (organized on July 17, 1984, and since renamed FundSource). Prior to October 3, 1994 the name of the Trust was "FundTrust". The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Board of Trustees may establish additional series (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional series will not alter the rights of the Fund's shareholders. When issued, shares are fully paid, nonassessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In liquidation of the Fund, each shareholder is entitled to receive his pro rata share of the net assets of the Fund.

VOTING RIGHTS

         Under the Declaration of Trust, the Trust is not required to hold annual meetings of Fund shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders' meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove persons serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

         The Trust's shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

         As of January 27, 1995, the following persons owned of record or beneficially 5% or more of the Fund's shares (percentage is percentage of outstanding shares of the Fund owned by the shareholder): Kinco & Co., c/o Securities Services, One Hanson Place - Lower Level, Brooklyn, NY 11243, 54.8%; Republic National Bank of New York, 176 Broadway, Mezzanine Level, New York, NY 10038, 38.5%. Kinco & Co. may be deemed to control the Fund by virtue of its ownership of 54.8% of the outstanding voting securities of the Fund. As of the same date, the officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding shares of the Fund.

INDEPENDENT AUDITORS


         For the fiscal year ended October 31, 1995, Ernst & Young LLP , 200 Clarendon Street, Boston, Massachusetts 02116, served as independent auditors of the Funds of the Trust.

         The Board of Trustees has appointed KPMG Peat Marwick LLP as independent accountants of the Funds of the Trust for the fiscal year ended October 31, 1996. KPMG Peat Marwick LLP will audit the Trust's annual financial statements, prepare the Trust's income tax returns, and assist in the filings with the Securities and Exchange Commission. KPMG Peat Marwick LLP's address is 99 High Street, Boston, Massachusetts 02108.


COUNSEL

         Dechert Price & Rhoads, 1500 K Street, N.W., Washington, D.C. 20005, passes upon certain legal matters in connection with the shares of the Fund offered by the Trust, and also acts as counsel to the Trust.

REGISTRATION STATEMENT


         This Statement of Additional Information and the Prospectus do not contain all the information included in the Trust's registration statement filed with the Securities and Exchange Commission under the 1933 Act with respect to shares of the Fund, certain portions of which have been omitted pursuant to the rules and ]regulations of the Securities and Exchange Commission. The registration statement, including the exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission in Washington, D.C.


         Statements contained herein and in the Prospectus as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document which was filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.


 FINANCIAL STATEMENTS

         The Fund's audited financial statements dated September 30, 1995 are hereby incorporated herein by reference from the Annual Report of the Fund dated September 30, 1995 as filed with the Securities and Exchange Commission pursuant to Rule 30b2-1 under the 1940 Act. A copy of such report will be provided without charge to each person receiving this Statement of Additional Information.



FT4126E

 FT4063F


                                REPUBLIC NEW YORK
                           TAX FREE MONEY MARKET FUND

                               6 St. James Avenue
                           Boston, Massachusetts 02116

               General
                 and                       (800) 782-8183 (Toll Free)
          Account Information


             Republic National Bank of New York - Investment Adviser
                          ("Republic" or the "Adviser")

                    Signature Broker-Dealer Services, Inc. -
                     Administrator, Distributor and Sponsor
                       ("Signature" or the "Distributor")

                       STATEMENT OF ADDITIONAL INFORMATION


         Republic New York Tax Free Money Market Fund (the "Fund") is a separate series (portfolio) of the Republic Funds (the "Trust"), an open-end, management investment company which currently consists of six portfolios, each of which has different and distinct investment objectives and policies. The Fund is described in this Statement of Additional Information.


         The investment objective of the Fund is to provide shareholders of the Fund with liquidity and as high a level of current income exempt from federal, New York State and New York City personal income taxes as is consistent with the preservation of capital. The Trust seeks to achieve the investment objective of the Fund by investing the assets of the Fund primarily in a non-diversified portfolio of short-term, high quality, tax-exempt money market instruments with maturities of 397 days or less, including obligations of the State of New York and its political subdivisions, and in participation interests issued by banks or other financial institutions with respect to such obligations. There can be no assurance that the investment objective of the Fund will be achieved.

         Shares of the Fund are continuously offered for sale by the Distributor at net asset value (normally $1.00 per share) with no sales charge (i) directly to the public, (ii) to customers of a financial institution, such as a federal or state-chartered bank, trust company or savings and loan association that has entered into a shareholder servicing agreement with the Trust (collectively, "Shareholder Servicing Agents"), and (iii) to customers of a securities broker that has entered into a dealer agreement with the Distributor.


         THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS ONLY AUTHORIZED FOR DISTRIBUTION WHEN PRECEDED OR ACCOMPANIED BY THE PROSPECTUS FOR THE FUND, DATED

JANUARY 26, 1996 (THE "PROSPECTUS"). This Statement of Additional Information contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The Prospectus and Statement of Additional Information may be obtained without charge by writing or calling the Trust at the address and telephone number printed above.

January 26, 1996

                                TABLE OF CONTENTS

                                                                   PAGE

Investment Objective, Policies and Restrictions  . . . . . . . .    1
         Variable Rate Instruments and Participation Interests  . . 1
         "When-Issued" Municipal Obligations  . . . . . . . . . . . 2
         Stand-by Commitments . . . . . . . . . . . . . . . . . . . 3
         Taxable Securities . . . . . . . . . . . . . . . . . . . . 3
         Repurchase Agreements  . . . . . . . . . . . . . . . . . . 3
         Portfolio Transactions . . . . . . . . . . . . . . . . . . 4
         Special Factors Affecting New York . . . . . . . . . . . . 5
         Investment Restrictions  . . . . . . . . . . . . . . . . . 6
         State and Federal Restrictions   . . . . . . . . . . . . . 8
         Percentage and Rating Restrictions . . . . . . . . . . . . 9

Performance Information  . . . . . . . . . . . . . . . . . . . .   10

Management of the Trust  . . . . . . . . . . . . . . . . . . . .   11
         Trustees and Officers  . . . . . . . . . . . . . . . . . .11
         Investment Adviser . . . . . . . . . . . . . . . . . . . .13
         Administrator, Distributor and Sponsor . . . . . . . . . .14
         Shareholder Servicing Agents, Transfer Agent and
                  Custodian  . . . . . . . . . . . . . . . . . . . 15
         Expenses and Expense Limits  . . . . . . . . . . . . . . .16

Determination of Net Asset Value   . . . . . . . . . . . . . . .   16

Taxation . . . . . . . . . . . . . . . . . . . . . . . . . . . .   17
         Federal Income Tax . . . . . . . . . . . . . . . . . . . .17
         Alternative Minimum Tax  . . . . . . . . . . . . . . . . .19

Other Information  . . . . . . . . . . . . . . . . . . . . . . .   19
         Capitalization . . . . . . . . . . . . . . . . . . . . . .19
         Voting Rights  . . . . . . . . . . . . . . . . . . . . . .20
         Independent Auditors . . . . . . . . . . . . . . . . . . .20
         Counsel  . . . . . . . . . . . . . . . . . . . . . . . . .20
         Registration Statement . . . . . . . . . . . . . . . . . .20

         Financial Statements . . . . . . . . . . . . . . . . . . .21


Appendix - Additional Information Concerning New York
      Municipal Obligations  . . . . . . . . . . . . . . . . . .   A-1




         References in this Statement of Additional Information to the "Prospectus" are to the Prospectus, dated January 26, 1996, of the Trust by which shares of the Fund are offered. Unless the context otherwise requires, terms defined in the Prospectus have the same meaning in this Statement of Additional Information as in the Prospectus.

                 INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

         The following information supplements the discussion of the investment objective and policies of the Fund discussed under the caption "Investment Objective and Policies" in the Prospectus.

         The investment objective of the Fund is to provide shareholders of the Fund with liquidity and as high a level of current income exempt from Federal, New York State and New York City personal income taxes as is consistent with the preservation of capital.

         As a non-diversified investment company, the Trust is not subject to any statutory restrictions under the Investment Company Act of 1940 (the "1940 Act") with respect to limiting the investment of the Fund's assets in one or relatively few issuers. This concentration may present greater risks than in the case of a diversified company. However, the Trust intends to qualify the Fund as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order so to qualify under current law, at the close of each quarter of the Fund's taxable year, at least 50% of the Fund's total assets must be represented by cash, U.S. Government securities, investment company securities and other securities limited in respect of any one issuer to not more than 5% in value of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer. In addition, and again under current law, at the close of each quarter of its taxable year, not more than 25% of the Fund's total assets may be invested in securities of one issuer (or two or more issuers which are controlled by the Fund and which are determined to be engaged in the same or similar trades or businesses or related businesses) other than U.S. Government securities.

         VARIABLE RATE INSTRUMENTS AND PARTICIPATION INTERESTS. The variable rate instruments in which the Fund's assets may be invested are payable upon a specified period of notice which may range from one day up to one year. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to one year and the adjustments are based upon an appropriate interest rate adjustment index as provided in the respective instruments. The Trust decides which variable rate instruments it will purchase on behalf of the Fund in accordance with procedures prescribed by its Board of Trustees to minimize credit risks. An unrated variable rate instrument may be determined to meet the Fund's high quality criteria if it is backed by a letter of credit or guarantee or a right to tender or put the instrument to a third party or is insured by an insurer that meets the high quality criteria for the Fund discussed above or on the basis of a credit evaluation of the underlying obligor. If the credit of the obligor is of "high quality", no credit support from a bank or other financial institution is necessary. Each unrated variable rate instrument is evaluated on a quarterly basis to determine that it continues to meet the Fund's high quality criteria. If an instrument is ever deemed to be of less than high quality, the Trust either will sell it in the market or exercise the liquidity feature described below.

         Although the rate of the underlying Municipal Obligations may be fixed, the terms of the participation interest may result in the Fund receiving a variable rate on its investment. The bank to which a participation interest may be "put" for the Fund, as well as the bank which issues an irrevocable letter of credit or guarantee, may be the bank issuing the participation interest, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the participation interest. The Trust intends to exercise the liquidity feature on behalf of the Fund only (1) upon a default under terms of the bond documents,
(2) as needed to provide liquidity to the Fund in order to make redemptions of Fund shares, or (3) to maintain a high quality investment portfolio. Issuers of participation interests retain a service and letter of credit fee and a fee for providing the liquidity feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased on behalf of the Fund. The total fees generally range from 5% to 15% of the applicable prime rate or other interest rate index. With respect to insurance, the Trust attempts to have the issuer of the participation interest bear the cost of the insurance, although the Trust retains the option to purchase insurance if necessary, in which case the cost of insurance will be an expense of the Fund. The Adviser has been instructed by the Trust's Board of Trustees to monitor continually the pricing, quality and liquidity of the variable rate instruments held for the Fund, including the participation interests, on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Adviser may subscribe.

         While the value of the underlying variable rate instruments may change with changes in interest rates generally, the variable rate nature of the underlying variable rate instruments should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed income securities. The portfolio may contain variable rate instruments on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such variable rate instruments may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the variable rate instruments is made in relation to movements of various interest rate adjustment indices, the variable rate instruments are not comparable to long-term fixed rate securities. Accordingly, interest rates on the variable rate instruments may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.

         "WHEN-ISSUED" MUNICIPAL OBLIGATIONS. Municipal Obligations purchased on a "when-issued" or "forward delivery" basis and the securities held in the Fund's portfolio are subject to changes in value (both generally changing in the same way, that is, both experiencing appreciation when interest rates decline and depreciation when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. A separate account of the Fund consisting of cash, cash equivalents or high quality debt securities equal to the amount of the "when-issued" or "forward delivery" commitments is established at the Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities are valued at market value. If the market value of such securities declines, additional cash or high quality debt securities are placed in the account daily so that the value of the account equals the amount of the Fund's commitments. On the settlement date of the "when-issued" or "forward delivery" securities, the Fund's obligations are met from then-available cash flow, sale of securities held in the separate account, sale of other securities or, although not normally expected, from sale of the "when-issued" or "forward delivery" securities themselves (which may have a value greater or lesser than the Fund's payment obligations).

         STAND-BY COMMITMENTS. The amount payable to the Fund upon the exercise of a stand-by commitment normally is (1) the acquisition cost of the Municipal Obligation (excluding any accrued interest paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the security, plus (2) all interest accrued on the security since the last interest payment date during the period the security was owned by the Fund. Absent unusual circumstances relating to a change in market value, the underlying Municipal Obligation is valued at amortized cost. Accordingly, the amount payable by a bank or dealer during the time a stand-by commitment is exercisable would be substantially the same as the market value of the underlying Municipal Obligation. Stand-by commitments are valued at zero for purposes of computing the net asset value per share of the Fund.

         TAXABLE SECURITIES. Although the Trust attempts to invest 100% of the Fund's net assets in Municipal Obligations, the Trust may invest up to 20% of the Fund's net assets in securities of the kind described below, the interest income on which is subject to federal income tax, under any one or more of the following circumstances: (a) pending investment of proceeds of sales of Fund shares or of portfolio securities; (b) pending settlement of purchases of portfolio securities; and (c) to maintain liquidity for the purpose of meeting anticipated redemptions. In addition, the Trust may temporarily invest more than 20% of the Fund's assets in such taxable securities when, in the opinion of the Adviser, it is advisable to do so because of adverse market conditions affecting the market for Municipal Obligations. The kinds of taxable securities in which the Fund's assets may be invested are limited to the following short-term, fixed income securities (maturing in 397 days or less from the time of purchase): (1) obligations of the U.S. Government or its agencies, instrumentalities or authorities; (2) commercial paper rated Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's"), A-1+, A-1 or A-2 by Standard & Poor's Corporation ("Standard & Poor's") or F-1+, F-1 or F-2 by Fitch Investors Service, Inc. ("Fitch"); (3) certificates of deposit of domestic banks with assets of $1 billion or more; and
(4) repurchase agreements with respect to Municipal Obligations or other securities which the Fund is permitted to own. The Fund's assets may also be invested in Municipal Obligations which are subject to an alternative minimum tax.

         REPURCHASE AGREEMENTS. The Trust may invest the Fund's assets in instruments subject to repurchase agreements only with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. Under the terms of a typical repurchase agreement, an underlying debt instrument would be acquired for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. Repurchase agreements may be deemed to be loans under the 1940 Act. All repurchase agreements entered into on behalf of the Fund are fully collateralized at all times during the period of the agreement in that the value of the underlying security is at least equal to the amount of the loan, including the accrued interest thereon, and the Trust or its custodian bank has possession of the collateral, which the Trust's Board of Trustees believes gives the Fund a valid, perfected security interest in the collateral. Whether a repurchase agreement is the purchase and sale of a security or a collateralized loan has not been definitively established. This might become an issue in the event of the bankruptcy of the other party to the transaction. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The Trust's Board of Trustees believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Fund. Repurchase agreements give rise to income which does not qualify as tax-exempt income when distributed to Fund shareholders. The Trust will not invest on behalf of the Fund in a repurchase agreement maturing in more than seven days if any such investment together with illiquid securities held for the Fund exceed 10% of the Fund's net assets.

         PORTFOLIO TRANSACTIONS. Municipal Obligations and other debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. The cost of executing portfolio securities transactions for the Fund primarily consists of dealer spreads and underwriting commissions or concessions. Under the 1940 Act, persons affiliated with the Fund or the Distributor are prohibited from dealing with the Fund as a principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Securities and Exchange Commission.

         The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities for the Fund. Subject to policies established by the Trust's Board of Trustees, the Adviser is primarily responsible for portfolio decisions and the placing of portfolio transactions. Allocation of transactions, including their frequency, to various dealers is determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of Fund shareholders rather than by any formula. In placing orders for the Fund, the primary consideration is prompt execution of orders in an effective manner at the most favorable price, although the Fund does not necessarily pay the lowest spread or commission available. Other factors taken into consideration are the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities.

         The Adviser may, in circumstances in which two or more dealers are in a position to offer comparable results, give preference to a dealer which has provided statistical or other research services to the Adviser. By allocating transactions in this manner, the Adviser is able to supplement its research and analysis with the views and information of securities firms. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Adviser in advising various of its clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. The management fee paid from the Fund is not reduced because the Adviser and its affiliates receive such services.

         As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the Act) to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction.

         Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and such other policies as the Trustees may determine, and subject to seeking the most favorable price and execution available, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

         Investment decisions for the Fund and for the other investment advisory clients of the Adviser are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought for certain clients even though it could have been sold for other clients at the same time, and a particular security may be sold for certain clients even though it could have been bought for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. In some instances, one client may sell a particular security to another client. Two or more clients may simultaneously purchase or sell the same security, in which event each day's transactions in that security are, insofar as practicable, averaged as to price and allocated between such clients in a manner which in the Adviser's opinion is equitable to each and in accordance with the amount being purchased or sold by each. In addition, when purchases or sales of the same security for the Fund and for other clients of the Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantage available to large denomination purchases or sales. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients in terms of the price paid or received or of the size of the position obtainable.

         SPECIAL FACTORS AFFECTING NEW YORK. The fiscal stability of New York is related, at least in part, to the fiscal stability of its localities and authorities. Various State agencies, authorities and localities have issued large amounts of bonds and notes either guaranteed or supported by the State through lease-purchase arrangements, other contractual arrangements or moral obligation provisions. While debt service is normally paid out of revenues generated by projects of such State agencies, authorities and localities, the State has had to provide special assistance in recent years, in some cases of a recurring nature, to enable such agencies, authorities and localities to meet their financial obligations and, in some cases, to prevent or cure defaults. To the extent State agencies and local governments require State assistance to meet their financial obligations, the ability of the State to meet its own obligations as they become due or to obtain additional financing could be adversely affected.

         For further information concerning New York Municipal Obligations, see the Appendix to this Statement of Additional Information. The summary set forth above and in the Appendix is included for the purpose of providing a general description of New York State and New York City credit and financial conditions. This summary is based on information from statements of issuers of New York Municipal Obligations and does not purport to be complete.

         INVESTMENT RESTRICTIONS. The Trust has adopted the following investment restrictions with respect to the Fund which may not be changed without approval by holders of a "majority of the outstanding shares" of the Fund, which as used in this Statement of Additional Information means the vote of the lesser of (i) 67% or more of the outstanding "voting securities" of the Fund present at a meeting, if the holders of more than 50% of the outstanding "voting securities" of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding "voting securities" of the Fund. The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act.

         The Trust, on behalf of the Fund, may not:

                  (1) borrow money or pledge, mortgage or hypothecate assets of the Fund, except that as a temporary measure for extraordinary or emergency purposes it may borrow in an amount not to exceed 1/3 of the value of the net assets of the Fund, including the amount borrowed, and may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money would be borrowed only from banks and only to accommodate requests for the redemption of shares of the Fund while effecting an orderly liquidation of portfolio securities); for additional related restrictions, see clause (i) under the caption "State and Federal Restrictions" below;

                  (2) purchase any security or evidence of interest therein on margin, except that the Trust may obtain such short-term credit for the Fund as may be necessary for the clearance of purchases and sales of securities;

                  (3) underwrite securities issued by other persons, except insofar as the Trust may technically be deemed an underwriter under the Securities Act of 1933, as amended (the "1933 Act"), in selling a portfolio security for the Fund;

                  (4) make loans to other persons except (a) through the lending of securities held by the Fund, but not in excess of

         1/3 of the Fund's net assets taken at market value, (b) through the use of fixed time deposits or repurchase agreements or the purchase of short-term obligations, (c) by purchasing all or a portion of an issue of debt securities of types commonly distributed privately to financial institutions; for purposes of this Investment Restriction (4) the purchase of short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan;

                  (5) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the Trust reserves the freedom of action to hold and to sell for the Fund real estate acquired as a result of its ownership of securities);

                  (6) concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of the Fund's investment objective, up to 25% of the assets of the Fund (taken at market value at the time of each investment) may be invested in any one industry, except that the Trust may invest all or substantially all of the Fund's assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as those with respect to the Fund;

                  (7) issue any senior  security (as that term is defined in the
         1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, except as appropriate to evidence a debt incurred without violating Investment Restriction (1) above;

                  (8) write, purchase or sell any put or call option or any combination thereof;

                  (9)  invest  in  securities  which  are  subject  to  legal or contractual restrictions on resale (other than fixed time deposits and repurchase agreements maturing in not more than seven days) if, as a result thereof, more than 10% of the net assets of the Fund would be so invested (including fixed time deposits and repurchase agreements maturing  in more  than  seven  days);  provided,  however,  that  this
         Investment Restriction shall not apply to (a) any security if the holder thereof is permitted to receive payment upon a specified number of days' notice of the unpaid principal balance plus accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or an insurance policy issued with respect to such security or by tendering or "putting" such security to a third party, or (b) the investment by the Trust of all or substantially all of the Fund's assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as those with respect to the Fund;

                  (10) make short sales of securities or maintain a short position, unless at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of the net assets of the Fund (taken at market value) is held as collateral for such sales at any one time (it is the present intention of management to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes).

For purposes of the investment restrictions described above and the state and federal restrictions described below, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security. If, however, the creating government or some other entity, such as an insurance company or other corporate obligor, guarantees a security or a bank issues a letter of credit, such a guarantee or letter of credit may, in accordance with applicable rules of the Securities and Exchange Commission, be considered a separate security and treated as an issue of such government, other entity or bank.

         STATE AND FEDERAL RESTRICTIONS. In order to comply with certain state and federal statutes and policies, the Trust on behalf of the Fund does not, as a matter of operating policy: (i) borrow money for any purpose in excess of 10% of the Fund's total assets (taken at cost) (moreover, the Trust will not purchase any securities for the Fund's portfolio at any time at which borrowings exceed 5% of the Fund's total assets (taken at market value)), (ii) pledge, mortgage or hypothecate for any purpose in excess of 10% of the Fund's net assets (taken at market value), (iii) sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions, (iv) invest for the purpose of exercising control or management, (v) purchase securities issued by any registered investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation, provided, however, that the Trust will not purchase the securities of any registered investment company for the Fund if such purchase at the time thereof would cause more than 10% of the Fund's total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers or would cause more than 3% of the outstanding voting securities of any such issuer to be held for the Fund; and provided, further, that the Trust shall not purchase securities issued by any open-end investment company, (vi) invest more than 10% of the Fund's net assets in securities that are not readily marketable, including fixed time deposits and repurchase agreements maturing in more than seven days, (vii) purchase securities of any issuer if such purchase at the time thereof would cause the Fund to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, (viii) invest more than 5% of the Fund's assets in companies which, including predecessors, have a record of less than three years' continuous operation, or (ix) purchase or retain in the Fund's portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is an officer or director of the Adviser, if after the purchase of the securities of such issuer for the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value. These policies are not fundamental and may be changed by the Trust on behalf of the Fund without shareholder approval in response to changes in the various state and federal requirements.

         For purposes of the investment restrictions described above, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of principal of and interest on the security. If, however, the creating government or some other entity, such as an insurance company or other corporate obligor, guarantees a security or a bank issues a letter of credit, such a guarantee or letter of credit may, in accordance with applicable rules of the Securities and Exchange Commission, be considered a separate security and treated as an issue of such government, other entity or bank.

         PERCENTAGE AND RATING RESTRICTIONS. If a percentage restriction or a rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities held by the Fund or a later change in the rating of a security held by the Fund is not considered a violation of policy, however the Adviser will consider such change in its determination of whether to hold the security.

         Subsequent to its purchase by the Trust on behalf of the Fund, a rated Municipal Obligation may cease to be rated or its rating may be reduced below the minimum required for purchase for the Fund. Neither event requires sale of such Municipal

Obligation by the Trust (other than variable rate instruments which must be sold if they are not "high quality"), but the Adviser considers such event in determining whether the Trust should continue to hold the Municipal Obligation on behalf of the Fund. To the extent that the ratings given to the Municipal Obligations or other securities held by the Trust on behalf of the Fund are altered due to changes in either the Moody's, Standard & Poor's or Fitch's ratings systems (see "Description of Ratings" in Appendix A to the Prospectus for an explanation of Standard & Poor's, Moody's and Fitch ratings), the Adviser will adopt such changed ratings as standards for its future investments in accordance with the investment policies contained in the Prospectus. Certain Municipal Obligations issued by instrumentalities of the U.S. Government are not backed by the full faith and credit of the U.S. Treasury but only by the creditworthiness of the instrumentality. The Trust's Board of Trustees has determined that any Municipal Obligation that depends directly, or indirectly through a government insurance program or other guarantee, on the full faith and credit of the U.S. Government is considered to have a rating in the highest category. Where necessary to ensure that the Municipal Obligations are of "high quality" (I.E., within the two highest ratings assigned by any major rating service), or where the obligations are not freely transferable, the Trust requires that the obligation to pay the principal and accrued interest be backed by an unconditional irrevocable bank letter of credit, a guarantee, insurance or other comparable undertaking of an approved financial institution.

                             PERFORMANCE INFORMATION


         Any current "yield" quotation of the Fund which is used in such a manner as to be subject to the provisions of Rule 482(d) under the 1933 Act consists of an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a specific seven calendar day period and is calculated by dividing the net change in the value of an account having a balance of one share at the beginning of the period by the value of the account at the beginning of the period and multiplying the quotient by 365/7. For this purpose the net change in account value would reflect the value of additional shares purchased with dividends declared on the original share and dividends declared on both the original share and any such additional shares, but would not reflect any realized gains or losses from the sale of securities or any unrealized appreciation or depreciation on portfolio securities. In addition, any "effective yield" quotation of the Fund so used is calculated by compounding the current yield quotation for such period by multiplying such quotation by 7/365, adding 1 to the product, raising the sum to a power equal to 365/7, and subtracting 1 from the result. For the 30-day period ended October 31, 1995, the yield of the Fund was [ ]%.


         Any "tax equivalent yield" quotation for the Fund is calculated as follows: if the entire current yield quotation for such period is tax-exempt, the tax equivalent yield will be the current yield quotation divided by 1 minus a stated income tax rate or rates. If a portion of the current yield quotation is not tax-exempt, the tax equivalent yield will be the sum of (a) that portion of the yield which is tax-exempt divided by 1 minus a stated income tax rate or rates, and (b) the portion of the yield which is not tax-exempt. For the 30-day period ended October 31, 1995, the tax equivalent yield of the Fund was [ ]%.

         A "total rate of return" quotation for the Fund is calculated for any period by (a) dividing (i) the sum of the net asset value per share on the last day of the period and the net asset value per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to a share held at the beginning of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) the net asset value on the first day of such period, and (b) subtracting 1 from the result. Any annualized total rate of return quotation is calculated by (x) adding 1 to the period total rate of return quotation calculated above, (y) raising such sum to a power which is equal to 365 divided by the number of days in such period, and (z) subtracting 1 from the result. The total return of the Fund for the period November 17, 1995 (commencement of operations) to October 31, 1995 was 3.31%.

         Any "tax equivalent total rate of return" quotation for the Fund is calculated as follows: if the entire current total rate of return quotation for such period is tax-exempt, the tax equivalent total rate of return will be the current total rate of return quotation divided by 1 minus a stated income tax rate or rates. If a portion of the current total rate of return quotation is not tax-exempt, the tax equivalent total rate of return will be the sum of (a) that portion of the total rate of return which is tax-exempt divided by 1 minus a stated income tax rate or rates, and (b) the portion of the total rate of return which is not tax-exempt. The tax equivalent total rate of return of the Fund for the period ended October 31, 1995 was []%.


                             MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS

         The principal occupations of the Trustees and executive officers of the Trust for the past five years are listed below. Asterisks indicate that those Trustees and officers are "interested persons" (as defined in the 1940 Act) of the Trust. The address of each, unless otherwise indicated, is 6 St. James Avenue, Boston, Massachusetts 02116.

FREDERICK C. CHEN, TRUSTEE
         126 Butternut Hollow Road, Greenwich, Connecticut 06830 -

         Management Consultant.


ALAN S. PARSOW*, TRUSTEE
         2222 Skyline Drive, Elkhorn, Nebraska 68022 - General Partner of Parsow Partnership, Ltd. (investments).

LARRY M. ROBBINS, TRUSTEE
         Wharton Communication Program, University of Pennsylvania, 336 Steinberg Hall-Dietrich Hall, Philadelphia, Pennsylvania 19104 - Director of the Wharton Communication Program and Adjunct Professor of Management at the Wharton School of the University of Pennsylvania.

MICHAEL SEELY, TRUSTEE
         405 Lexington Avenue, Suite 909, New York, New York 10174 - President of Investor Access Corporation (investor relations consulting firm).

PHILIP W. COOLIDGE*, PRESIDENT
         Chairman and Chief Executive Officer, Signature Financial Group, Inc. ("SFG"); Chairman and Chief Executive Officer, Signature (since April,
         1989).


 JOHN R. ELDER*, TREASURER
         Vice President, SFG (since April, 1995); Treasurer, Phoenix Family of Mutual Funds (prior to April, 1995).


LINDA T. GIBSON*, ASSISTANT SECRETARY
         Legal  Counsel  and  Assistant  Secretary,   SFG  (since  June,  1991);
         Assistant Secretary, Signature (since October, 1992); law student, Boston University School of Law (prior to May, 1992).


JAMES E. HOOLAHAN*, VICE PRESIDENT
         Senior Vice President, SFG (since December, 1989).

JAMES S. LELKO*, ASSISTANT TREASURER
         Assistant Manager, SFG (since January, 1993); Senior Tax Compliance Accountant, Putnam Companies (since prior to December, 1992).

THOMAS M. LENZ*,  SECRETARY
         Senior Vice President and Associate General Counsel, SFG (since November, 1989); Assistant Secretary, Signature (since February, 1991)
         .


MOLLY S. MUGLER*, ASSISTANT SECRETARY
         Legal Counsel and Assistant Secretary, SFG; Assistant Secretary, Signature (since April, 1989).

BARBARA M. O'DETTE*, ASSISTANT TREASURER
         Assistant Treasurer, SFG; Assistant Treasurer,  Signature (since April,
         1989).





ANDRES E. SALDANA*, ASSISTANT SECRETARY
         Legal Counsel and Assistant Secretary, SFG (since November, 1992); Attorney, Ropes & Gray (September, 1990 to November, 1992) .

         Messrs. Coolidge, Elder, Lelko,, Lenz and Saldana and Mss. Gibson, Mugler and O'Dette are also Trustees and/or officers of certain other investment companies of which Signature or an affiliate is the administrator.

                               COMPENSATION TABLE



                                  Pension or
                                  Retirement                       Total
                                  Benefits        Estimated        Compensation
                  Aggregate       Accrued as      Annual           From Trust
Name of           Compensation    Part of Fund    Benefits Upon    Paid to
TRUSTEE           FROM TRUST      EXPENSES        RETIREMENT       TRUSTEES
Frederick C. Chen   $6,700          none             none             $6,700

Alan S. Parsow      $6,700          none             none             $6,700

Larry M. Robbins    $6,700          none             none             $6,700

Michael Seely       $6,700          none             none             $6,700

         The compensation table above reflects the fees received by the Trustees from the Trust for the period from November 17, 1995 (commencement of operations) to October 31, 1995. The Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust will receive an annual retainer of $3,600 and a fee of $1,0001 for each meeting of the Board of Trustees or committee thereof attended.

         As of January 19, 1996, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of the Fund. As of the same date, the following shareholders of record owned 5% or more of the outstanding shares of the Fund (the Trust has no knowledge of the beneficial ownership of such shares): Republic National Bank of New York, 10 East 40th Street, New York, New York, 10016 - 61.1%; Kinco & Co. c/o Securities Services, One Hanson Place, Brooklyn, New York, 11243 - 17.1%; Republic Bank of Savings, 10 East 40th Street, New York, New York, 10016 - 15.3%.


         The Trust's Declaration of Trust provides that it will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their officers with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in wilful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

INVESTMENT ADVISER

         Pursuant to an Investment Advisory Contract, Republic is responsible for the investment management of the Fund's assets, including the responsibility for making investment decisions and placing orders for the purchase and sale of securities for the Fund directly with the issuers or with brokers or dealers selected by Republic in its discretion, not including the Distributor. See "Portfolio Transactions". Republic also furnishes to the Board of Trustees, which has overall responsibility for the business and affairs of the Trust, periodic reports on the investment performance of the Fund.

         Republic is a wholly-owned subsidiary of Republic New York Corporation, a registered bank holding company. No securities or instruments issued by Republic New York Corporation or Republic will be purchased for the Fund.

         Republic complies with applicable laws and regulations, including the regulations and rulings of the U.S. Comptroller o

------------
     1As of November 1, 1995, Trustee fee for each meeting of the Board of Trustees or committee thereof attended increased from $600 to $1,000.

the Currency relating to fiduciary powers of national banks. These regulations provide, in general, that assets managed by a national bank as fiduciary shall not be invested in stock or obligations of, or property acquired from, the bank, its affiliates or their directors, officers or employees or other persons with substantial connections with the bank. The regulations further provide that fiduciary assets shall not be sold or transferred, by loan or otherwise, to the bank or persons connected with the bank as described above. Republic, in accordance with federal banking laws, may not purchase for its own account securities of any investment company the investment adviser of which it controls, extend credit to any such investment company, or accept the securities of any such investment company as collateral for a loan to purchase such securities. Moreover, Republic, its officers and employees do not express any opinion with respect to the advisability of any purchase of such securities.

         The investment advisory services of Republic to the Fund are not exclusive under the terms of the Investment Advisory Contract. Republic is free to and does render investment advisory services to others.

         The Investment Advisory Contract will remain in effect until September .., 1996, and will continue in effect thereafter from year to year with respect to the Fund, provided such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Fund or by the Board of Trustees, and (ii) by a majority of the Trustees who are not parties to such Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Contract may be terminated with respect to the Fund without penalty by either party on 60 days' written notice and will terminate automatically if assigned. The Contract provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or gross negligence or of reckless disregard of its or their obligations and duties under the Contract.


         For the period November 17, 1995 (commencement of operations) to October 31, 1995, investment advisory fees aggregated $77,177, of which the entire amount was waived.


ADMINISTRATOR, DISTRIBUTOR AND SPONSOR

         The Distribution Plan adopted by the Trust (the "Plan") provides that it may not be amended to increase materially the costs which the Fund may bear pursuant to the Plan without approval by Fund shareholders and that other material amendments of the Plan must be approved by the Board of Trustees, and by the Trustees who are neither "interested persons" (as defined in the 1940
Act) of the Trust nor have any direct or indirect financial interest in the operation of the Plan or in any related agreement
("Qualified Trustees"), by vote cast in person at a meeting called for the purpose of considering such amendments. The selection and nomination of the Trustees of the Trust has been committed to the discretion of the Trustees who are not "interested persons" of the Trust. The Plan has been approved, and is subject to annual approval, by the Board of Trustees and by the Qualified Trustees, by vote cast in person at a meeting called for the purpose of voting on the Plan. In adopting the Plan, the Trustees considered alternative methods to distribute shares of the Fund and to reduce the Fund's per share expense ratio and concluded that there was a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan is terminable with respect to the Fund at any time by a vote of a majority of the Qualified Trustees or by vote of the holders of a majority of the shares of the Fund.


         During the period from November 17, 1995 (commencement of operations) to October 31, 1995, the Fund spent a total of $48,825, on the following pursuant to the Plan: advertising, $0; printing and mailing of prospectuses and annual reports to other than current shareholders, $48,550; compensation to underwriters, $0; compensation to broker-dealers, $0; compensation to sales personnel, $0; interest, carrying or other financing charges, $0; and other marketing expenses, $275. Total expenditures pursuant to the Plan as a percentage of average daily net assets during the same period were 0.10%.


         The Administrative Services Contract is terminable with respect to the Fund without penalty at any time by vote of a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the Administrative Services Contract, upon not more than 60 days' written notice to the Sponsor or by vote of the holders of a majority of the shares of the Fund or upon 15 days' notice by the Sponsor. The
Administrative Services Contract will terminate automatically in the event of its assignment. The Administrative Services Contract also provides that neither the Administrator nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administrative Services Contract.


         For the period from November 17, 1995 (commencement of operations) to October 31, 1995, Signature was paid an administration fees of $77,177, of which $46,053 was waived.


SHAREHOLDER SERVICING AGENTS, TRANSFER AGENT AND CUSTODIAN

         The Administrative Services Plan continues in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Administrative Services Plan or in any agreement related to such Plan ("Qualified Trustees"). The Administrative Services Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or by a majority vote of Fund shareholders. The Administrative Services Plan may not be amended to increase materially the amount of permitted expense thereunder without the approval of a majority of Fund shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees.

         The Board of Trustees of the Trust has also approved a Custodian Agreement and a Transfer Agency Agreement between the Trust and Investors Bank & Trust Company ("IBT") pursuant to which IBT will provide custodial, fund accounting, transfer agency, dividend disbursing and shareholder servicing services to the Trust and the Fund. The principal business address of IBT is 24 Federal Street, Boston, Massachusetts 02110.

         The Trust has entered into a shareholder servicing agreement with each Shareholder Servicing Agent. For additional information, including a description of the fees paid to Shareholder Servicing Agents, see "Management of the Trust - Shareholder Servicing Agents" in the Prospectus.

EXPENSES AND EXPENSE LIMITS

         Certain of the states in which shares of the Fund are expected to be qualified for sale impose limitations on the expenses of the Fund. If, in any fiscal year, the total expenses of the Fund (excluding taxes, interest, expenses under the Plan, brokerage commissions and other portfolio transaction expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles and extraordinary expenses, but including the advisory and administrative fees) exceed the expense limitations applicable to the Fund imposed by the securities regulations of any state, the Distributor and the Adviser each will reimburse the Fund for 50% of the excess. The effective limitation on an annual basis with respect to the Fund is expected to be 2.5% on the first $30 million of the Fund's net assets, 2.0% on the next $70 million of such assets, and 1.5% on any excess above $100 million.

         Except for the expenses paid by the Adviser and the Distributor, the Fund bears all costs of its operations. Trust expenses directly related to the Fund are charged to the Fund; other expenses are allocated proportionally among all the portfolios of the Trust in relation to the net asset value of the portfolios.

                        DETERMINATION OF NET ASSET VALUE

         The net asset value of each of the shares of the Fund is determined on each day on which the New York Stock Exchange is open for trading. As of the date of this Statement of Additional Information, the New York Stock Exchange is open every weekday except for the days on which the following holidays are observed: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         As discussed under the caption "Dividends and Distributions" in the Prospectus, the Trust uses the amortized cost method to determine the value of the Fund's portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing an obligation at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund which utilizes a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Fund's portfolio on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from an investment in a fund utilizing solely market values, and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

         Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, the Fund's dollar-weighted average portfolio maturity of 90 days or less must be maintained, and only securities having remaining maturities of 397 days or less which are determined by the Trust's Board of Trustees to be of high quality with minimal credit risks may be purchased. Pursuant to Rule 2a-7, the Board has established procedures designed to stabilize, to the extent reasonably possible, the price per share of the Fund, as computed for the purpose of sales and redemptions, at $1.00. Such procedures include review of the Fund's portfolio holdings by the Board of Trustees, at such intervals as it may deem appropriate, to determine whether the net asset value of the Fund calculated by using available market quotations deviates from the $1.00 per share valuation based on amortized cost. The extent of any deviation is examined by the Board of Trustees. If such deviation exceeds $0.003, the Board promptly considers what action, if any, will be initiated. In the event the Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards as necessary and appropriate, which may include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations.

                                    TAXATION

FEDERAL INCOME TAX

         The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the "Code"). By so qualifying, the Fund will be exempt from federal income taxes to the extent that it distributes substantially all of its net investment income and net realized capital gains to shareholders.

         It is intended that the Fund's assets will be sufficiently invested in municipal securities to qualify to pay "exempt-interest dividends" (as defined in the Code) to shareholders. The Fund's dividends payable from net tax-exempt interest earned from municipal securities will qualify as exempt-interest dividends if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is exempt from the regular federal income tax under Code section 103. Exempt-interest dividends distributed to shareholders are not included in shareholders' gross income for regular federal income tax purposes.

         The Fund will determine periodically which distributions will be designated as exempt-interest dividends. If the Fund earns income which is not eligible to be so designated, the Fund, nonetheless, intends to distribute such income. Such distributions will be subject to federal, state, and local state taxes, as applicable, in the hands of shareholders.

         Distributions of net investment income received by the Fund from investment in taxable debt securities, or ordinary income realized upon the disposition of market discount bonds (including tax-exempt market discount bonds), and of any net realized short-term capital gains will be taxable to shareholders as ordinary income. Because the Fund's investment income is derived from interest rather than dividends, no portion of such distributions is expected to be eligible for the dividends-received deduction available to corporations.

         Under the Code, any distribution designated as being made from the Fund's net realized long-term capital gains is taxable to shareholders as long-term capital gains, regardless of the length of time shares are held.

         Distributions by the Fund other than exempt-interest dividends and redemption proceeds may be subject to backup withholding at the rate of 31%. Backup withholding generally applies to shareholders who have failed to properly certify their taxpayer identification numbers, who fail to provide other required tax-related certifications, and with respect to whom the Fund has received certain notifications from the Internal Revenue Service requiring or permitting the Fund to apply backup withholding is not an additional tax and amounts so withheld generally may be applied by affected shareholders as a credit against their federal income tax liability.

         Interest on certain types of private activity bonds is not exempt from federal income tax when received by "substantial users" or persons related to substantial users as defined in the Code. The term "substantial user" includes any "nonexempt person" who regularly uses in trade or business part of a facility financed from the proceeds of private activity bonds. The Fund may invest periodically in private activity bonds and, therefore, may not be appropriate investments for entities that are substantial users of facilities financed by private activity bonds or "related persons" of substantial users. Generally, an individual will not be a related person of a substantial user under the Code unless he/she or his/her immediate family (spouse, brothers, sisters, and lineal descendants) owns indirectly in aggregate more than 50% in the equity value of the substantial user.

         Opinions relating to the tax status of interest derived from individual municipal securities are rendered by bond counsel to the issuer. Although the Fund's advisor attempts to determine that any security it contemplates purchasing on behalf of the Fund is issued with an opinion indicating that interest payments will be federal and (as applicable) state tax-exempt, neither the advisor nor the Fund's counsel makes any review of proceedings relating to the issuance of municipal securities or the bases of such opinions.

         From time to time, proposals have been introduced in Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities, and similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal securities for investment by the Fund could be adversely affected. Under these circumstances, Fund management would re-evaluate the Fund's investment objectives and policies and would consider either changes in the structure of the Fund and the Trust or their dissolution.

ALTERNATIVE MINIMUM TAX

         While the interest on bonds issued to finance essential state and local government operations is generally tax-exempt, interest on certain nonessential or private activity securities issued after August 7, 1986, while exempt from the regular federal income tax, constitutes a tax-preference item for taxpayers in determining alternative minimum tax liability under the Code and income tax provisions of several states. The interest on private activity securities could subject a shareholder to, or increase liability under, the federal alternative minimum tax, depending on the shareholder's tax situation.

         All distributions derived from interest exempt from regular federal income tax may subject corporate shareholders to or increase their liability under, the alternative minimum tax and environmental tax because these distributions are included in the corporation's adjusted current earnings.

         The Fund will inform shareholders annually as to the dollar amount of distributions derived from interest payments on private activity securities.

         The information above is only a summary of some of the tax considerations affecting the Fund and its shareholders; no attempt has been made to discuss individual tax consequences. A prospective investor should consult his or her tax advisor or state or local tax authorities to determine whether the Fund is a suitable investment based on his or her tax situation.

SPECIAL TAX CONSIDERATIONS

         Exempt-interest dividends, whether received by shareholders in cash or in additional shares, derived by New York residents from interest on qualifying New York bonds generally are exempt from New York State and New York City personal income taxes, but not corporate franchise taxes. Dividends and distributions derived from taxable income and capital gains are not exempt from New York State and New York City taxes. Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund is not deductible for New York State or New York City personal income tax purposes. Gain on the sale of redemption of Fund shares generally is subject to New York State and New York City personal income tax.

                                OTHER INFORMATION

CAPITALIZATION

         The Trust is a Massachusetts business trust established under a Declaration of Trust dated April 22, 1987, as a successor to two previously-existing Massachusetts business trusts, FundTrust Tax-Free Trust (organized on July 30, 1986) and FundVest (organized on July 17, 1984, and since renamed FundSource). Prior to October 3, 1994 the name of the Trust was "FundTrust".

         The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Board of Trustees may establish additional series (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional series will not alter the rights of the Fund's shareholders. When issued, shares are fully paid, nonassessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In liquidation of the Fund, each shareholder is entitled to receive his pro rata share of the net assets of the Fund.

VOTING RIGHTS

         Under the Declaration of Trust, the Trust is not required to hold annual meetings of Fund shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders' meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove persons serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

         The Trust's shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

INDEPENDENT AUDITORS


         For the fiscal year ended October 31, 1995, Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116, served as independent auditors of the Funds of the Trust.

         The Board of Trustees has appointed KPMG Peat Marwick LLP as independent accountants of the Funds of the Trust for the fiscal year ended October 31, 1996. KPMG Peat Marwick LLP will audit the Trust's annual financial statements, prepare the Trust's income tax returns, and assist in the filings with the Securities and Exchange Commission. KPMG Peat Marwick LLP's address is 99 High Street, Boston, Massachusetts 02108.


COUNSEL

         Dechert Price & Rhoads, 1500 K Street, N.W., Washington, D.C. 20005, passes upon certain legal matters in connection with the shares of the Fund offered by the Trust, and also acts as counsel to the Trust.

REGISTRATION STATEMENT

         This Statement of Additional Information and the Prospectus do not contain all the information included in the Trust's registration statement filed with the Securities and Exchange Commission under the 1933 Act with respect to shares of the Fund, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The registration statement, including the exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

         Statements contained herein and in the Prospectus as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document which was filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.


FINANCIAL STATEMENTS

         The Fund's current audited financial statements dated October 31, 1995 are hereby incorporated herein by reference from the Annual Report of the Fund dated October 31, 1995 as filed with the Securities and Exchange Commission pursuant to Rule 30b2-1 under the 1940 Act. A copy of such report will be provided without charge to each person receiving this Statement of Additional Information.

APPENDIX

                       ADDITIONAL INFORMATION CONCERNING
                         NEW YORK MUNICIPAL OBLIGATIONS


         The following information is a summary of special factors affecting investments in New York municipal obligations . It does not purport to be a complete description and is based on information from the Annual Information Statement of the State of New York dated June 23, 1995.

 GENERAL

         New York (the "State") is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location, air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. The State has a declining proportion of its work force engaged in manufacturing and an increasing proportion engaged in service industries. This transition reflects a national trend.

         The State has historically been one of the wealthiest states in the nation. For decades, however, the State economy has grown more slowly than that of the nation as a whole, resulting in the gradual erosion of its relative economic affluence. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. New York City (the "City") has also had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City.

         Although industry and commerce are broadly spread across the State, particular activities are concentrated in the following areas: Westchester County -- headquarters for several major corporations; Buffalo -- diverse manufacturing base; Rochester -- manufacture of photographic and optical equipment; Syracuse and Utica-Rome area -- production of machinery and transportation equipment; Albany-Troy-Schenectady -- government and education center and production of electrical products; Binghampton -- original site of the International Business Machines Corporation and continued concentration of employment in computer and other high technology manufacturing; and New York City -- headquarters for the nation's securities business and for a major portion of the nation's major commercial banks, diversified financial institutions and life insurance companies. In addition, the City houses the home offices of three major radio and television broadcasting networks, most of the national magazines and a substantial portion of the nation's book publishers. The City also retains leadership in the design and manufacture of men's and women's apparel.

ECONOMIC OUTLOOK

         The economic and financial condition of the State may be affected by various financial, social, economic and political factors. Those factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities , but also by entities, such as the Federal government, that are not under the control of the State. The State Financial Plan is based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, the extent of corporate and governmental restructuring, Federal financial and monetary policies, the availability of credit, the level of interest rates, and the condition of the world economy, which would have an adverse effect on the State. There can be no assurance that the State economy will not experience results in the current fiscal year that are worse than predicted, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

         The national economy began to expand in 1991, although the growth rate for the first two years of the expansion was modest by historical standards. The State economy remained in recession until 1993, when employment growth resumed. Since November 1992, the State has added approximately 185,000 jobs. Employment growth has been hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility, and defense industries. Personal income increased substantially in 1992 and 1993, aided significantly by large bonus payments in banking and financial industries.

         The national economy performed better in 1994 than in any year since the recovery began in 1991. National job and income growth were substantial. In response, the Federal Reserve Board shifted to a policy of monetary tightening by raising interest rates throughout the year. As a result, the national economic growth is expected to weaken, but not turn negative, during the course of 1995 before beginning to rebound by the end of the year. This dynamic is often described as a "soft landing." The overall rate of growth of the national economy during calendar year 1995 will be slightly below the "consensus" of a widely followed survey of national economic forecasters. Growth in the real gross domestic product during 1995 is projected to be moderate (3.0 percent), with declines in defense spending and net exports more than offset by increases in consumption and investment. Continuing efforts by business and government to reduce costs are expected to exert a drag on economic growth. Inflation, as measured by the Consumer Price Index, is projected to remain about 3 percent due to moderate wage growth and foreign competition. Personal income and wages are projected to increase by about 6 percent or more.

         The State  economy had a mixed  performance  during 1994.  The moderate employment growth that characterized 1993 continued into mid-1994, then virtually ceased. New York's economy is expected to continue to expand modestly during 1995, but there will be a pronounced slow-down during the course of the year. Although industries that export goods and services abroad are expected to benefit from the lower dollar, growth will be slowed by government cutbacks at all levels. On an average annual basis, employment growth will be about the same as 1994. Both personal income and wages are expected to record moderate gains in 1995. Bonus payments in the securities industry are expected to increase from last year's depressed level. Personal income rose 4.0 percent in 1994.

         The State has for many years had a very high State and local tax burden relative to other States. The State and its localities have used these taxes to develop and maintain their transportation networks, public schools and colleges, public health systems, other social services and recreational facilities. Despite these benefits, the burden of State and local taxation, in combination with the many other causes of regional economic dislocation, may have contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State.

         To stimulate the State's economic growth, the State has developed programs, including the provision of direct financial assistance, designed to assist businesses to expand existing operations located within the State and to attract new businesses to the State. Local industrial development agencies raised an aggregate of approximately $7.8 billion in separate tax-exempt bond issues through December 31, 1993. There are currently over 100 county, city, town and village agencies. In addition, the New York State Urban Development Corporation is empowered to issue, subject to certain State constitutional restrictions and to approval by the Public Authorities Control Board, bonds and notes on behalf of private corporations for economic development projects. The State has also taken advantage of changes in Federal bank regulations to establish a free international banking zone in the City.

         In addition, the State has provided various tax incentives to encourage business relocation and expansion. These programs include direct tax abatements from local property taxes for new facilities (subject to locality approval) and investment tax credits that are applied against the State corporation franchise tax. Furthermore, legislation passed in 1986 authorizes the creation of up to 40 "economic development zones" in economically distressed regions of the State. Businesses in these zones are provided a variety of tax and other incentives to create jobs and make investments in the zones.

STATE FINANCIAL PLAN

         The  State  Constitution   requires  the  Governor  to  submit  to  the
Legislature a balanced Executive Budget which contains a complete plan of expenditures (the "State Financial Plan") for the ensuing fiscal year and all moneys and revenues estimated to be available therefor, accompanied by bills containing all proposed appropriations or reappropriations and any new or modified revenue measures to be enacted in connection with the Executive Budget. A final budget must be approved before the statutory deadline of April 1. The State Financial Plan is updated quarterly pursuant to law.

         The State's fiscal year, which commenced on April 1, 1995, and ends on March 31, 1996, is referred to herein as the State's 1995-96 fiscal year.

         The State's budget for the 1995-96 fiscal year was enacted by the Legislature on June 7, 1995, more than two months after the start of the fiscal year. Prior to adoption of the budget, the Legislature enacted appropriations for disbursements considered to be necessary for State operations and other purposes, including all necessary appropriations for debt service. The State Financial Plan for the 1995-96 fiscal year was formulated on June 20, 1995, and is based on the State's budget as enacted by the Legislature and signed into law by the Governor. The State Financial Plan will be updated quarterly pursuant to law in July, October and January.

         The 1995-96 budget is the first to be enacted in the administration of the Governor, who assumed office on January 1. It is the first budget in over half a century which proposed and, as enacted, projects an absolute year-over-year decline in General Fund disbursements. Spending for State operations is projected to drop even more sharply, by 4.6 percent. Nominal spending from all State funding sources (I.E., excluding Federal aid) is proposed to increase by only 2.5 percent from the prior fiscal year, in contrast to the prior decade when such spending growth averaged more than 6.0 percent annually.

         In his Executive Budget, the Governor indicated that in the 1995-96 fiscal year, the State Financial Plan, based on then-current law governing spending and revenues, would be out of balance by almost $4.7 billion, as a result of the projected structural deficit resulting from the ongoing disparity between sluggish growth in receipts, the effect of prior-year tax changes, and the rapid acceleration of spending growth; the impact of unfunded 1994-95 initiatives, primarily for local aid programs; and the use of one-time solutions, primarily surplus funds from the prior year, to fund recurring spending in the 1994-95 budget. The Governor proposed additional tax cuts, to spur economic growth and provide relief for low- and middle-income tax payers, which were larger than those ultimately adopted, and which added $240 million to the then projected imbalance or budget gap, bringing the total to approximately $5 billion.

         This gap is projected to be closed in the 1995-96 State Financial Plan based on the enacted budget, through a series of actions, mainly spending reductions and cost containment measures and certain reestimates that are expected to be recurring, but also through the use of one-time solutions. The State Financial Plan projects (i) nearly $1.6 billion in savings from cost containment, disbursement reestimates, and other savings in social welfare programs, including Medicaid, income maintenance and various child and family care programs; (ii) $2.2 billion in savings from State agency actions to reduce spending on the State work force, SUNY and CUNY, mental hygiene programs, capital projects, the prison system and fringe benefits; (iii) $300 million in savings from local assistance reforms, including actions affecting school aid and revenue sharing while proposing program legislation to provide relief from certain mandates that increase local spending; (iv) over $400 million in revenue measures, primarily a new Quick Draw Lottery game, changes to tax payment schedules, and the sale of assets; and (v) $300 million from reestimates in receipts.

         The Executive Budget indicates that for years State revenues have grown at a slower rate than State spending, producing an increasing structural deficit, and that as the Executive Budget is enacted, the State will start to eliminate the structural imbalance that has characterized the State's fiscal record. There can, however, be no assurances that the tax and spending cuts will eliminate potential imbalances in future fiscal years. The Governor's recommended multi-year personal income tax cuts are designed to reduce the yield on that tax by about one-third by 1998, and could require significant additional spending cuts in those years, increased economic growth to provide additional revenues, additional revenue measures, or a combination of those factors.

         GOVERNMENT FUNDS

         The four governmental fund types that comprise the State Financial Plan are the General Fund, the Special Revenue Funds, the Capital Projects Funds, and the Debt Service Funds.

         GENERAL FUND RECEIPTS

         The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. In the State's 1995-96 fiscal year, the General Fund is expected to account for approximately 49 percent of total governmental-funded disbursements and 71 percent of total State-funded disbursements. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service on long-term bonds, where these costs are not funded from other sources.

         The Financial Plan for the 1995-96 fiscal year released on February 1, 1995, projects General Fund receipts, including transfers from other funds, of $33.110 billion, a reduction of $48 million from the total receipts in the 1994-95 fiscal year. Tax receipts are projected at $29.793 billion for the 1995-96 fiscal year. Although growth in the base for tax receipts is expected to accelerate during the 1995-96 fiscal year, tax receipts are expected to fall by
3.5 percent, principally due to the combined effect of implementing during the 1995-96 fiscal year (1) a portion of the tax reductions originally enacted in 1987 and deferred each year since 1990, (2) additional tax cuts to prevent tax increases also originally enacted in 1987 from taking effect and (3) the proposed employer day care credit ($5 million), together with the incremental cost of the tax reductions enacted in 1994 (more than $500 million), which effectively negate the effect of projected growth in the recurring revenue base. In addition, certain nonrecurring revenues in the 1994-95 receipts base, including the 1993-94 surplus of $1.026 billion, additional earmarking to dedicated funds (more than $210 million) and other miscellaneous one-time receipts (more than $100 million) are not available in the 1995-96 fiscal year, thereby reducing potential year-over-year growth by another 4 percentage points.

         The projected yield of personal income tax in the 1995-96 fiscal year of $17.285 billion is a decrease of $305 million from reported collections in the State's 1994-95 fiscal year. The decrease reflects both the effects of the tax reductions and the fact that reported collections in the preceding year were affected by net refund reserve transactions that buoyed collections in that year by $862 million that will be unavailable in the current year. Without these changes, the yield of the tax would have grown by more than $1.0 billion (6 percent), reflecting liability growth for the 1995 tax year projected at approximately the same rate. The income base for the tax is projected to rise approximately 5 percent for the 1995 tax year. Personal income tax receipts showed a sharp increase in 1994-95 and are expected to decline in 1995-96. Personal income tax reductions recommended in the Executive Budget are projected to produce taxpayer savings of $720 million in calendar year 1995 reflecting the scheduled implementation of the 1987 tax reductions. The tax reductions recommended by the Governor are part of a multi-year program designed to reduce the yield of the income tax by about one-third by 1998.

         Receipts in user taxes and fees in the State's 1995-96 fiscal year are expected to total $6.697 billion, an increase of $73 million from reported 1994-95 results. Growth in user taxes and fees is expected to slow to about 1 percent in 1995-96, reflecting nearly $70 million of additional tax relief in this category in the coming year resulting from tax reductions enacted in 1994, the absence of extraordinary audit collections received in 1994-95, and a slowdown in the underlying growth rate of sales and use tax collections, offset by a projected improvement of $41 million as a result of recommended legislation to enhance sales tax collection procedures. Business tax receipts are projected at $4.709 billion, a decline of $360 million from reported 1994-95 results. The decline in the 1995-96 fiscal year largely reflecting the effect of tax reductions enacted in 1994.

         Total receipts from other taxes in the State's 1995-96 fiscal year are projected at $1.102 billion, $6 million less than in the preceding year. The estimates reflect 1994 and 1995 legislation reducing the burden of the real property gains tax and the estate tax as well as diversion of a portion of the real estate transfer tax proceeds to the Environmental Protection Fund. Miscellaneous receipts in the State's 1995-96 fiscal year are expected to total $1.596 billion, an increase of $335 million above the amount received in the prior State fiscal year. Growth in overall collections from miscellaneous receipts in the coming fiscal year is expected to result largely from several discrete actions involving settlement of environmental litigation, the recommended merger of public authorities, and transactions with the Power
Authority, which together account for over $200 million of projected miscellaneous receipts anticipated in 1995-96. Transfers from other funds continue at prior year levels, with the addition of the transfer of $220 million in excess funds from the Metropolitan Mass Transportation Operating Assistance Fund.

         GENERAL FUND DISBURSEMENTS

         General Fund disbursements are projected to total $33.055 billion in 1995-96, a decrease of $344 million from the total amount disbursed in the prior fiscal year. This decline reflects a broad agenda of cost containment actions, more than offsetting modest increases for fixed costs, such as pensions, debt service on bonds sold during the current year and capital projects under construction.

         Disbursements from grants to local governments are projected to total $22.910 billion in the 1995-96 State Financial Plan, a decrease of $392 million from 1994-95 levels. Although spending in this category is reduced, direct payments to local governments, including school aid and revenue sharing are maintained largely at last year's levels. This category of the State Financial Plan includes $10.823 billion in aid for elementary, secondary, and higher education. Costs for social services, such as Medicaid, income maintenance and child support services account for $8.706 billion. Remaining disbursements primarily support community-based mental hygiene programs, community and public health programs, local transportation programs, and revenue sharing.

         Significant decreases from the prior year result largely from cost containment initiatives in Medicaid and other social welfare programs. Payments for Medicaid from the General Fund are projected to be $506 million lower than in 1994-95. $128 Million in operating aid to the New York City Transit Authority will be eliminated, matching the reduction in New York City support of the Authority.

         Spending for State operations is projected at $6.020 billion, a decrease of $288 million. Recommendations in the Executive Budget reduce the work force by approximately 3,200 positions (most of which reduce disbursements in this category).

         Spending for general State charges is projected at $2.080 billion in the 1995-96 State Financial Plan, and are virtually unchanged from the 1994-95 level. The budgeted amount for general State charges assumes the use of $110 million from a special reserve for pension supplementation, established in 1970 and funded through State and local employer contributions in the early 1970's, to offset the State's pension contribution. The Comptroller, as sole trustee of the Common Retirement Fund and administrative head of the Retirement System, is in the process of reviewing the legislation that directs the use of these reserves to determine whether or not to commence legal proceedings to prevent such proposed use in the enacted 1995-96 State budget as a violation of the State Constitution, and there is a substantial likelihood that he will do so. The Executive considers the proposed use of these reserves to be a credit for prior-year supplementation payments and, therefore, in compliance with the State Constitution.

         Debt service in the General Fund for 1995-96 reflects only the $9 million interest cost of the State's commercial paper program. No cost is included for a TRAN borrowing, since none is expected to be undertaken. General Fund debt service on short-term obligations of the State reflects the elimination of the State's spring borrowing. Transfers in support of debt service are projected to total $1.583 billion, and increase of $157 million. This increase is heightened by the use of one-time reimbursements from other funds in the 1994-95 fiscal year. Transfers in support of capital projects are projected to total $375 million, an increase of $169 million, which reflects significant investments in both new and ongoing capital programs. All other transfers are projected to total $78 million, an increase of $9 million from 1994-95 levels.

         The 1995-96 opening fund balance of $158 million includes $157 million which is reserved in the Tax Stabilization Reserve Fund, as well as $1 million which is reserved in the Contingency Reserve Fund. The Contingency Reserve Fund was established in 1993-94 to set aside moneys to address adverse judgments or settlements resulting from litigation against the State. The closing fund balance in the General Fund of $213 million reflects a balance of $172 million in the Tax Stabilization Reserve Fund, following an additional payment of $15 million during the year, and a balance of $41 million in the Contingency Reserve Fund.

         The 1995-96 Financial Plan includes over $600 million in non-recurring resources. These actions include items discussed above, as well as retroactive Federal reimbursements and some non-recurring social welfare cost containment actions. The Budget Division believes that recommendations included in the Executive Budget will provide fully annualized savings in 1996-97 that more than offset the non-recurring resources used in 1995-96.

         SPECIAL REVENUE FUNDS

         Special Revenue Funds are used to account for the proceeds of specific revenue sources such as Federal grants that are legally restricted, either by the Legislature or outside parties, to expenditures for specified purposes. For 1995-96, the State Financial Plan projects disbursements of $26.002 billion from these funds, an increase of $1.641 billion over 1994-95 levels. Disbursements from Federal funds, primarily the Federal share of Medicaid and other social services programs, are projected to total $19.209 billion in the 1995-96 fiscal year. Remaining projected spending of $6.793 billion primarily reflects aid to SUNY supported by tuition and dormitory fees, education aid funded from lottery receipts, operating aid payments to the Metropolitan Transportation Authority funded from the proceeds of dedicated transportation taxes, and costs of a variety of self-supporting programs which deliver services financed by user fees.

         CAPITAL PROJECTS FUNDS

         Capital Projects Funds are used to account for the financial resources used for the acquisition, construction, or rehabilitation of major state capital facilities and for capital assistance grants to certain local government or public authorities. This fund type consists of the Capital Projects Fund, which is supported by tax dollars transferred from the General Fund, and 37 other capital funds established to distinguish specific capital construction purposes supported by other revenues.

         Disbursements from the Capital Projects Funds in 1995-96 are projected at $4.160 billion, an increase of $541 million over prior-year levels. Spending for capital projects will be financed through a combination of sources: Federal grants, public authority bond proceeds, general obligation bond proceeds, and current revenues. Total receipts in this fund type are projected at $4.170 billion, not including $364 million expected to be available from the proceeds of general obligation bonds.

         DEBT SERVICE FUNDS

         Debt Service Funds are used to account for the payment of principal of, and interest on, long-term debt of the State and to meet commitments under lease-purchase and other contractual-obligation financing arrangements. Disbursements are estimated at $2.506 billion in the 1995-96 fiscal year, an increase of $303 million from 1994-95. The transfer from the General Fund of $1.583 billion is expected to finance 63 percent of these payments. The remaining payments are expected to be financed by pledged revenues, including $1.794 billion in taxes, $228 million in dedicated fees, and $2.200 billion in patient revenues, including transfers of Federal reimbursements. After impoundment for debt service, as required, $3.481 billion is expected to be transferred to the General Fund and other funds in support of State operations. The largest transfer - $1.761 billion - is made to the Special Revenue Fund type, in support of operations of the mental hygiene agencies. Another $1.341 billion in excess sales taxes is expected to be transferred to the General Fund, following payment of projected debt service on bonds of LGAC.

         The increase in debt service costs recommended in the Executive Budget primarily reflects prior capital commitments financed by bonds issued by the State and State-supported debt issued by its public authorities, and the completion of the LGAC program. The increase has been moderated by the reductions to bond-financed capital spending as discussed above, and reflects debt issuances in 1994-95 and 1995-96 which are lower than they would have been, absent the Governor's review of capital spending.

         CASH FLOW

         For the second time in many years, the State will meet its cash flow needs without relying on a spring borrowing. However, this achievement is predicated on two actions: the issuance of all remaining LGAC bonds authorized in the 1990 statute; and the passage of proposed legislation permitting the State to use, for cash flow purposes only, balances in the Lottery Fund. Temporary transfers will be returned within five months so that all available Lottery moneys as well as advances of additional aid can be paid to school districts in September.

         The lingering impact of the 1994-95 receipts shortfall -- as well as the impact of the potential $5 billion 1995-96 imbalance on cash operations -- exerts substantial pressures on the State's cash balance position in the first three months of the fiscal year. These pressures are expected to abate later in the 1995-96 fiscal year, as cash outlays decline from previous levels consistent with cost-savings initiatives proposed in the Executive Budget.

PRIOR FISCAL YEARS

         New York State's financial operations have improved during recent fiscal years. During the period 1989-90 through 1991-92, the State incurred General Fund operating deficits that were closed with receipts from the issuance of tax and revenue anticipation notes ("TRANs"). First, the national recession, and then the lingering economic slowdown in the New York and regional economy, resulted in repeated shortfalls in receipts and three budget deficits. For its 1992-93 and 1993-94 fiscal years, the State recorded balanced budgets on a cash basis, with substantial fund balances in each year as described below.

         1994-95 FISCAL YEAR

         The State's budget for the 1994-95 fiscal year was enacted by the Legislature on June 7, 1994, more than two months after the start of the fiscal year.

Prior to adoption of the budget, the Legislature enacted appropriations for disbursements considered to be necessary for State operations and other purposes, including all necessary appropriations for debt service.

         The 1994-95 budget contained a significant investment in efforts to spur economic growth. The budget included provisions to reduce the level of business taxation in New York, with cuts in the corporate tax surcharge, the alternative minimum tax imposed on business and the petroleum business tax, repeal of the State's hotel occupancy tax, and reductions in the real property gains tax to stimulate construction and facilitate the real estate industry's access to capital. Complementing the elimination of the hotel tax was a $10 million investment of State funds in the "I Love New York" program designed to spur tourism activity throughout the State.

         To help strengthen the State's economic recovery, the 1994-95 budget also included more than $200 million in additional funding for economic development programs. Special emphasis was placed on programs intended to enable New York State to: (i) invest in high technology industries; (ii) expand access to foreign markets; (iii) strengthen assistance to small businesses, particularly those owned by women and minorities; (iv) retain and attract new manufacturing jobs; (v) help companies and communities impacted by continued cutbacks in Federal defense spending and ongoing corporate downsizings; and (vi) bolster the tourism industry. In addition, the budget included increased levels of support for programs to rebuild and maintain State infrastructure, and provisions to create 21 new economic development zones.

         New York State ended its 1994-95 fiscal year with the General Fund in balance. The closing fund balance of $158 million reflects $157 million in the Tax Stabilization Reserve Fund and $1 million in the Contingency Reserve Fund ("CRF"). The CRF was established in State Fiscal year 1993-94, funded partly with surplus moneys, to assist the State in financing the 1994-95 fiscal year costs of extraordinary litigation known or anticipated at that time; the opening fund balance in State fiscal year 1994-95 was $265 million. The $241 million change in the fund balance reflects the use of $264 million in the CRF as planned, as well as the required deposit of $23 million to the Tax Stabilization Reserve Fund. In addition, $278 million was on deposit in the tax refund reserve account, $250 million of which was deposited at the end of the State's 1994-95 fiscal year to continue the process of restructuring the State's cash flow as part of the LGAC program.

         Compared to the State Financial Plan for 1994-95 as formulated on June 16, 1994, reported receipts fell short of original projections by $1.163 billion, primarily in the categories of personal income and business taxes. Of this amount, the personal income tax accounts for $800 million, reflecting weak estimated tax collections and lower withholding due to reduced wage and salary growth, more severe reductions in brokerage industry bonuses than projected earlier, and deferral of capital gains realizations in anticipation of potential Federal tax changes. Business taxes fell short by $373 million, primarily reflecting lower payments from banks as substantial overpayments of 1993 liability depressed net collections in the 1994-95 fiscal year. These shortfalls were offset by better performance in the remaining taxes, particularly the user taxes and fees, which exceeded projections by $210 million. Of this amount, $227 million was attributable to certain restatements for accounting treatment purposes pertaining to the CRF and LGAC; these restatements had no impact on balance in the General Fund.

         Disbursements were also reduced from original projections by $848 million. After adjusting for the net impact of restatements relating to the CRF and LGAC which raised disbursements by $38 million, the variance is $886 million. Well over two-thirds of this variance is in the category of grants to local governments, primarily reflecting the conservative nature of the original estimates of projected costs for social services and other programs. Lower education costs are attributable to the availability of $110 million in additional lottery proceeds and the use of LGAC bond proceeds.

         The spending reductions also reflect $188 million in actions initiated in January 1995 by the Governor to reduce spending to avert a potential gap in the 1994-95 State Financial Plan. These actions included savings from a hiring freeze, halting the development of certain services, and the suspension of nonessential capital projects. These actions, together with $71 million in other measures comprised the Governor's $259 million gap-closing plan, submitted to the Legislature in connection with the 1995-96 Executive Budget.

         1993-94 FISCAL YEAR

         The State ended its 1993-94 fiscal year with a balance of $1.140 billion in the tax refund reserve account, $265 million in its Contingency Reserve Fund and $134 million in its Tax Stabilization Reserve Fund. These fund balances were primarily the result of an improving national economy, State employment growth, tax collections that exceeded earlier projections and disbursements that were below expectations. Deposits to the personal income tax refund reserve have the effect of reducing reported personal income tax receipts in the fiscal year when made and withdrawals from such reserve increase receipts in the fiscal year when made. The balance in the tax refund reserve account will be used to pay taxpayer refunds, rather than drawing from 1994-95 receipts.

         1992-93 FISCAL YEAR

         The State ended its 1992-93 fiscal year with a balance of $671 million in the tax refund reserve account and $67 million in the Tax Stabilization Reserve Fund. The State's 1992-93 fiscal year was characterized by performance that was better than projected for the national and regional economies. National gross domestic product, State personal income, and State employment and unemployment performed better than originally projected in April 1992. This favorable economic performance, particularly at year end, combined with a tax-induced acceleration of income into 1992, was the primary cause of the General Fund surplus. Personal income tax collections were more than $700 million higher than originally projected (before reflecting the tax refund reserve account transaction), primarily in the withholding and estimated payment components of the tax. There were, however, large and mainly offsetting variances in other categories of receipts.

CERTAIN LITIGATION

         Certain litigation pending against New York or its officers or employees could have a substantial or long-term adverse effect on New York finances. Among the more significant of these cases are those that involve: (i) the validity of agreements and treaties by which various Indian tribes transferred to New York title to certain land in New York; (ii) certain aspects of New York's Medicaid rates and regulations, including reimbursements to providers of mandatory and optional Medicaid services, and the eligibility for and nature of home care services; (iii) challenges to provisions of Section 2807-C of the Public Health Law, which impose a 13% surcharge on inpatient hospital bills paid by commercial  insurers and employee  welfare  benefit plans and portions of Chapter 55 of the laws of 1992, which require hospitals to impose and remit to the State an 11% surcharge on hospital bills paid by commercial insurers and which require health maintenance organizations to remit to the State a surcharge of up to 9%; (iv) an action against the State of New York and New York City officials alleging that the present level of shelter allowance  for  public  assistance  recipients  is  inadequate  under  statutory standards to maintain proper housing; (v) challenges to the practice of reimbursing certain Office of Mental Health patient care expenses from the client's Social Security benefits; (vi) alleged responsibility of New York officials to assist in remedying racial segregation in the City of Yonkers;
(vii) a challenge to the constitutionality of financing programs of the Thruway Authority authorized by Chapters 166 and 410 of the Laws of 1991; and (viii) a claim that the State's Department of Environmental Conservation prevented the completion of a cogeneration facility by the projected date by failing to provide data in a timely manner and that the plaintiff thereby suffered damages. In addition, aspects of petroleum business taxes are the subject of administrative claims and litigation.

THE CITY OF NEW YORK

         The fiscal health of the State of New York is closely related to the fiscal health of its localities, particularly the City, which has required and continues to require significant financial assistance from New York. The City's independently audited operating results for each of its 1981 through 1993 fiscal years showed a General Fund surplus reported in accordance with GAAP. In addition, the City's financial statements for the 1993 fiscal year received an unqualified opinion from the City's independent auditors, the eleventh consecutive year the City received such an opinion.

         The 1996-1999 Financial Plan reflects a program of proposed actions by the City to close the gaps between projected revenues and expenditures of $888 million, $1.5 billion and $1.4 billion for the 1997, 1998 and 1999 fiscal years, respectively. These actions, a substantial number of which are not specified in detail, include additional agency spending reductions, reduction in entitlements, government procurement initiatives, revenue initiatives and the availability of the general reserve.

         The Office of the State Deputy Comptroller for the City of New York (the "OSDC") and the State Financial Control Board continue their respective budgetary oversight activities.

         In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among those actions, the State established the Municipal Assistance Corporation for the City of New York (the "MAC") to provide financing assistance to the City; the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs; the Office of the State Deputy Comptroller for the City of New York to assist the Control Board in exercising its powers and responsibilities; and a "Control Period" from 1975 to 1986 during which the City was subject to certain statutorily-prescribed fiscal-monitoring arrangements. Although the Control Board terminated the Control Period in 1986 when certain statutory conditions were met, thus suspending certain Control Board powers, the Control Board, MAC and OSDC continue to exercise various fiscal-monitoring functions over the City, and upon the occurrence or "substantial likelihood and imminence" of the occurrence of certain events, including, but not limited to a City operating budget deficit of more than $100 million, the Control Board is required by law to reimpose a Control Period. Currently, the City and its Covered Organizations (I.E., those which receive or may receive monies from the City directly, indirectly or contingently) operate under a four-year financial plan which the City prepares annually and periodically updates.

         The staffs of the OSDC and the Control Board issue periodic reports on the City's financial plans, as modified, analyzing forecasts of revenues and expenditures, cash flow, and debt service requirements, as well as compliance with the financial plan, as modified, by the City and its Covered Organizations. OSDC staff reports issued during the mid-1980's noted that the City's budgets benefitted from a rapid rise in the City's economy, which boosted the City's collection of property, business and income taxes. These resources were used to increase the City's work force and the scope of discretionary and mandated City services. Subsequent OSDC staff reports examined the 1987 stock market crash and the
 1989-92 recession, which affected the New York City region more severely than the nation, and attributed an erosion of City revenues and increasing strain on City expenditures to that recession. According to a recent OSDC staff report, the City's economy is now slowly recovering, but the scope of that recovery is uncertain and unlikely, in the foreseeable future, to match the expansion of the mid-1980's. Also, staff reports of OSDC and the Control Board have indicated that the City's recent balanced budgets have been accomplished, in part, through the use of non-recurring resources, tax increases and additional State assistance; that the City has not yet brought its long-term expenditures in line with recurring revenues; and that the City is therefore likely to continue to face future projected budget gaps requiring the City to increase revenues and/or reduce expenditures. According to the most recent staff reports of OSDC and the Control Board, during the four-year period covered by the current financial plan, the City is relying on obtaining substantial resources from initiatives needing approval and cooperation of its municipal labor unions, Covered Organizations, and City Council, as well as the State and Federal governments, among others.

         The City requires significant amounts of financing for seasonal and capital purposes. The City issued $1.75 billion of notes for seasonal financing purposes during its fiscal year ending June 30, 1994. The City's capital financing program projects long-term financing requirements of approximately $17 billion for the City's fiscal years 1995 through 1998. The major capital requirements include expenditures for the City's water supply and sewage disposal systems, roads, bridges, mass transit, schools, hospitals and housing.

OTHER LOCALITIES

         In addition to the City, certain localities, including the City of Yonkers, could have financial problems leading to requests for additional State assistance during the State's 1995-96 fiscal year and thereafter.. Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1993, the total indebtedness of all localities in the State other than New York City was approximately $17.7 billion.

         From time to time, Federal expenditure reductions could reduce, or in some cases, eliminate, Federal funding of some local programs, and, accordingly, might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the public authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing State assistance in the future.

AUTHORITIES

         The fiscal stability of the State is related, in part, to the fiscal stability of its public authorities. Public authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself and may issue bonds and notes within the amounts, and as otherwise restricted by, their legislative authorization. As of September 30, 1994, there were 18 public authorities that had aggregate outstanding debt of $70.3 billion
 . Some authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs.

         The Metropolitan Transit Authority (the "MTA"), which receives the bulk of the appropriated moneys from the State,

         oversees the operation of the City's bus and subway system by its affiliates, the New York City Transit Authority and Manhattan and Bronx Surface Transit Operating Authority (collectively, the "TA").

The MTA has depended and will continue to depend upon Federal, state and local government support to operate the transit system because fare revenues are insufficient.

         Over the past  several  years,  the State  has  enacted  several  taxes
(including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county region served by the MTA and a special one-quarter of one percent regional sales and use tax) that provide additional revenues for mass transit purposes, including assistance to the MTA. In addition, a one-quarter of one percent regional mortgages recording tax paid on certain mortgages creates an additional source of recurring revenues for the MTA. Further, in 1993, the State dedicated a portion of the State petroleum business tax to assist the MTA. For the 1995-96 State fiscal year, total State assistance to the MTA is estimated at approximately $1.1 billion.

         In 1993, State legislation authorized the funding of a five-year $9.56 billion MTA capital plan for the five-year period, 1992 through 1996 (the "1992-96 Capital Program"). The MTA has received approval of the 1992-96 Capital Program based on this legislation from the 1992-96 Capital Program Review Board, as State law requires. This is the third five-year plan since the Legislature authorized procedures for the adoption, approval and amendment of a five-year plan in 1981 for a capital program designed to upgrade the performance of the MTA's transportation systems and to supplement, replace and rehabilitate facilities and equipment. The MTA, the Triborough Bridge and Tunnel Authority, and the TA are collectively authorized to issue an aggregate of $3.1 billion of bonds (net of certain statutory exclusions) to finance a portion of the 1992-96 Capital Program. The 1992-96 Capital Program is expected to be financed in significant part through dedication of State petroleum business taxes referred to above.


         There can be no assurance that all the necessary governmental actions for the Capital Program will be taken, that funding sources currently identified will not be decreased or eliminated, or that the 1992-96 Capital Program, or parts thereof, will not be delayed or reduced. Furthermore, the power of the MTA to issue certain bonds expected to be supported by the appropriation of State petroleum business taxes is currently the subject of a court challenge. If the Capital Program is delayed or reduced, ridership and fare revenues may decline, which could, among other things, impair the MTA's ability to meet its operating expenses without additional State assistance.

 FT4063F

FT4113C


                                REPUBLIC NEW YORK
                               TAX FREE BOND FUND

                               6 St. James Avenue
                           Boston, Massachusetts 02116

               General
                 and                           (800) 782-8183 (Toll Free)
          Account Information

             Republic National Bank of New York - Investment Adviser
                          ("Republic" or the "Adviser")

                    Signature Broker-Dealer Services, Inc. -
                     Administrator, Distributor and Sponsor
                       ("Signature" or the "Distributor")

                       STATEMENT OF ADDITIONAL INFORMATION


         Republic New York Tax Free Bond Fund (the "Fund") is a separate series (portfolio) of the Republic Funds (the "Trust"), an open-end, management investment company which currently consists of six portfolios, each of which has different and distinct investment objectives and policies. The Fund is described in this Statement of Additional Information.


         The investment objective of the Fund is to provide shareholders of the Fund with monthly dividends exempt from regular federal, New York State and New York City personal income taxes as well as to protect the value of its shareholders' investment. The Trust seeks to achieve the investment objective of the Fund by investing the assets of the Fund primarily in a non-diversified portfolio of municipal bonds and notes and other debt instruments the interest on which is exempt from regular federal, New York State and New York City personal income taxes. There can be no assurance that the investment objective of the Fund will be achieved.

         Shares of the Fund are continuously offered for sale by the Distributor at net asset value with no sales charge (i) directly to the public, (ii) to customers of a financial institution, such as a federal or state-chartered bank, trust company or savings and loan association that has entered into a shareholder servicing agreement with the Trust (collectively, "Shareholder Servicing Agents"), and (iii) to customers of a securities broker that has entered into a dealer agreement with the Distributor.


         THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS ONLY AUTHORIZED FOR DISTRIBUTION WHEN PRECEDED OR ACCOMPANIED BY THE PROSPECTUS FOR THE FUND, DATED JANUARY 26, 1996 (the "Prospectus"). This Statement of Additional Information contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The Prospectus and Statement of Additional Information may be obtained without charge by writing or calling the Trust at the address and telephone number printed above.

January 26, 1996

                                TABLE OF CONTENTS

                                                                   PAGE

Investment Objective, Policies and Restrictions  . . . . . . . .     1
         "When-Issued" Municipal Obligations  . . . . . . . . . . .  1
         Variable Rate Instruments  . . . . . . . . . . . . . . . .  2
         Repurchase Agreements  . . . . . . . . . . . . . . . . . .  2
         Participation Interests  . . . . . . . . . . . . . . . . .  3
         Futures Contracts  . . . . . . . . . . . . . . . . . . . .  3
         Portfolio Management . . . . . . . . . . . . . . . . . . .  7
         Portfolio Transactions . . . . . . . . . . . . . . . . . .  8
         Special Factors Affecting New York . . . . . . . . . . . .  9
         Investment Restrictions  . . . . . . . . . . . . . . . . . 10
         State and Federal Restrictions   . . . . . . . . . . . . . 12
         Percentage and Rating Restrictions . . . . . . . . . . . . 13

Performance Information  . . . . . . . . . . . . . . . . . . . .    14

Management of the Trust  . . . . . . . . . . . . . . . . . . . .    15
         Trustees and Officers  . . . . . . . . . . . . . . . . . . 15
         Investment Adviser . . . . . . . . . . . . . . . . . . . . 17
         Administrator, Distributor and Sponsor . . . . . . . . . . 18
         Shareholder Servicing Agents, Transfer Agent and
                  Custodian  . . . . . . . . . . . . . . . . . . . .19
         Expenses and Expense Limits  . . . . . . . . . . . . . . . 19

Determination of Net Asset Value   . . . . . . . . . . . . . . .    20

Taxation . . . . . . . . . . . . . . . . . . . . . . . . . . . .    20
         Federal Income Tax . . . . . . . . . . . . . . . . . . . . 20
         Alternative Minimum Tax  . . . . . . . . . . . . . . . . . 23
         Special Tax Considerations . . . . . . . . . . . . . . . . 23

Other Information  . . . . . . . . . . . . . . . . . . . . . . .    24
         Capitalization . . . . . . . . . . . . . . . . . . . . . . 24
         Voting Rights  . . . . . . . . . . . . . . . . . . . . . . 24
         Independent Auditors . . . . . . . . . . . . . . . . . . . 24
         Counsel  . . . . . . . . . . . . . . . . . . . . . . . . . 25
         Registration Statement . . . . . . . . . . . . . . . . . . 25

         Financial Statements . . . . . . . . . . . . . . . . . . . 25


Appendix A - Description of Municipal Obligations  . . . . . . .    A-1

Appendix B - Additional Information Concerning New York
      Municipal Obligations  . . . . . . . . . . . . . . . . . .    B-1




         References in this Statement of Additional Information to the "Prospectus" are to the Prospectus, dated January 26, 1996, of the Trust by which shares of the Fund are offered. Unless the context otherwise requires, terms defined in the Prospectus have the same meaning in this Statement of Additional Information as in the Prospectus.

                 INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

         The following information supplements the discussion of the investment objective and policies of the Fund discussed under the caption "Investment Objective and Policies" in the Prospectus.

         The investment objective of the Fund is to provide shareholders of the Fund with monthly dividends exempt from regular federal, New York State and New York City personal income taxes as well as to protect the value of its shareholders' investment.

         As a non-diversified investment company, the Trust is not subject to any statutory restrictions under the Investment Company Act of 1940 (the "1940 Act") with respect to limiting the investment of the Fund's assets in one or relatively few issuers. This concentration may present greater risks than in the case of a diversified company. However, the Trust intends to qualify the Fund as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order so to qualify under current law, at the close of each quarter of the Fund's taxable year, at least 50% of the Fund's total assets must be represented by cash, U.S. Government securities, investment company securities and other securities limited in respect of any one issuer to not more than 5% in value of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer. In addition, and again under current law, at the close of each quarter of its taxable year, not more than 25% of the Fund's total assets may be invested in securities of one issuer (or two or more issuers which are controlled by the Fund and which are determined to be engaged in the same or similar trades or businesses or related businesses) other than U.S. Government securities.

         "WHEN-ISSUED" MUNICIPAL OBLIGATIONS. Municipal Obligations purchased on a "when-issued" or "forward delivery" basis and the securities held in the Fund's portfolio are subject to changes in value (both generally changing in the same way, that is, both experiencing appreciation when interest rates decline and depreciation when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. In order to invest the Fund's assets immediately, while awaiting delivery of securities purchased on a "when-issued" or "forward delivery" basis, short-term obligations that offer same day settlement and earnings normally are purchased. Although short-term investments normally are in tax-exempt securities, short-term taxable securities may be purchased if suitable short-term tax-exempt securities are not available. A separate account of the Fund consisting of cash, cash equivalents or high quality debt securities equal to the amount of the "when-issued" or "forward delivery" commitments is established at the Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities are valued at market value. If the market value of such securities declines, additional cash or high quality debt securities are placed in the account daily so that the value of the account equals the amount of the Fund's commitments. On the settlement date of the "when-issued" or "forward delivery" securities, the Fund's obligations are met from then-available cash flow, sale of securities held in the separate account, sale of other securities or, although not normally expected, from sale of the "when-issued" or "forward delivery" securities themselves (which may have a value greater or lesser than the Fund's payment obligations).

         VARIABLE RATE INSTRUMENTS. Investments in floating or variable rate securities normally involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury bonds or bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on short notice at par plus accrued interest. While there is usually no established secondary market for issues of this type of security, the dealer that sells an issue of such securities frequently also offers to repurchase such securities at any time, at a repurchase price which varies and may be more or less than the amount the bondholder paid for them.

         The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before the Fund is entitled to receive payment of the obligation upon demand, or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed for the Fund through the demand feature, an obligation matures on a specified date which may range up to 30 years from the date of issuance.

         REPURCHASE AGREEMENTS. The Trust may invest the Fund's assets in instruments subject to repurchase agreements only with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. Under the terms of a typical repurchase agreement, an underlying debt instrument would be acquired for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. Repurchase agreements may be deemed to be loans under the 1940 Act. All repurchase agreements entered into on behalf of the Fund are fully collateralized at all times during the period of the agreement in that the value of the underlying security is at least equal to the amount of the loan, including the accrued interest thereon, and the Trust or its custodian bank has possession of the collateral, which the Trust's Board of Trustees believes gives the Fund a valid, perfected security interest in the collateral. Whether a repurchase agreement is the purchase and sale of a security or a collateralized loan has not been definitively established. This might become an issue in the event of the bankruptcy of the other party to the transaction. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The Trust's Board of Trustees believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Fund. Repurchase agreements give rise to income which does not qualify as tax-exempt income when distributed to Fund shareholders. The Trust will not invest on behalf of the Fund in a repurchase agreement maturing in more than seven days if any such investment together with illiquid securities held for the Fund exceed 10% of the Fund's net assets.

         PARTICIPATION INTERESTS. The Trust may purchase from banks on behalf of the Fund participation interests in all or part of specific holdings of Municipal Obligations. The Trust has the right to sell the participation interest back to the bank and draw on the letter of credit or guarantee for all or any part of the full principal amount of the participation interest in the security, plus accrued interest. In some cases, these rights may not be exercisable in the event of a default on the underlying Municipal Obligations; in these cases, the underlying Municipal Obligations must meet the Fund's high credit standards at the time of purchase of the participation interest. Each participation interest is backed by an irrevocable letter of credit or guarantee of the selling bank. Participation interests will be purchased only if in the opinion of counsel interest income on such interests will be tax-exempt when distributed as dividends to shareholders of the Fund. The Trust will not invest more than 5% of the Fund's assets in participation interests.

         The Trust has no current intention of purchasing any participation interest for the Fund in the foreseeable future.

         FUTURES CONTRACTS. A Futures Contract is an agreement between two parties for the purchase or sale for future delivery of fixed income securities or for the payment or acceptance of a cash settlement based upon changes in the value of an index of securities. A "sale" of a Futures Contract means the acquisition of a contractual obligation to deliver the securities or to make or accept the cash settlement called for by the contract at a specified price on a specified date. A "purchase" of a Futures Contract means the acquisition of a contractual obligation to acquire the securities or to make or accept the cash settlement called for by the contract at a specified price on a specified date. Futures Contracts have been designed by exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures Contracts trade on these markets, and the exchanges, through their clearing organizations, guarantee that the contracts will be performed as between the clearing members of the exchange. Presently, Futures Contracts are based on such debt securities as long-term U.S. Treasury bonds, Treasury notes, three-month U.S. Treasury bills and on an index of municipal bonds.

         The Trust may enter into transactions in Futures Contracts on any fixed income securities and indexes of municipal securities to hedge the Fund's portfolio, I.E., to protect the Fund from fluctuations in interest rates without the risks and transaction costs of actually buying or selling long-term debt securities. For example, if the Fund owns long-term bonds, and interest rates were expected to increase, the Trust might enter into Futures Contracts on behalf of the Fund for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the long-term bonds owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Fund's Futures Contracts would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. When the Fund is not fully invested, and a decline in interest rates is anticipated, which would increase the cost of fixed income securities which the Trust intends to acquire for the Fund, the Trust may purchase Futures Contracts on behalf of the Fund. In the event that the projected decline in interest rates occurs, the increased cost to the Fund of the securities acquired should be offset, in whole or in part, by gains on the Futures Contracts. As portfolio securities are purchased, the Trust will close out the Fund's Futures Contracts by entering into offsetting transactions on the contract market on which the initial purchase was effected. In a substantial majority of these transactions, the Trust will purchase fixed income securities for the Fund upon termination of the long futures positions, but under unusual market conditions, a long futures position may be terminated without a corresponding purchase of securities.

         While Futures Contracts based on debt securities do provide for the delivery and acceptance of securities, such deliveries and acceptances are very seldom made. Generally, a Futures Contract is terminated by entering into an offsetting transaction. The Trust will incur brokerage fees on behalf of the Fund when it purchases and sells Futures Contracts. At the time a purchase or sale is made, cash or securities must be provided as an initial deposit known as "margin". The initial deposit required will vary, but may be as low as 2% or less of a contract's face value. Daily thereafter, the Futures Contract is valued through a process known as "marking to market", and the Trust may receive or be required to pay additional "variation margin" on behalf of the Fund as the Futures Contract becomes more or less valuable. At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than the specific security that provides the standard for the contract. In some (but not many) cases, securities called for by a Futures Contract may not have been issued when the contract was entered into.

         The Trust would purchase and sell Futures Contracts on indexes of municipal securities on behalf of the Fund for the purpose of hedging against a broad market decline which would cause a general reduction in the value of the Fund's portfolio of municipal securities, or in the value of a portion of such portfolio. To the extent that municipal securities held in the Fund's portfolio are the same, or have the same characteristics, as the securities comprising the index underlying the Futures Contract, changes in the value of the index should correlate closely with changes in the value of the Fund's portfolio securities. Under such circumstances, declines in the value of the Fund's portfolio securities may be offset through gains on the Fund's futures position. Similarly, the Trust may purchase Futures Contracts on indexes of municipal securities on behalf of the Fund where it expects to acquire a portfolio of municipal securities for the Fund and anticipates an increase in the cost of such securities prior to acquisition. To the extent that the securities to be acquired reflect the composition of the index underlying the Futures Contract, such increased cost may be offset, in whole or in part, through gains on the futures position. To the extent that the Trust on behalf of the Fund enters into Futures Contracts on securities other than municipal bonds, there is a possibility that the value of such Futures Contracts will not correlate in direct proportion to the value of the portfolio securities since the value of municipal bonds and other debt securities may not react in the same manner to a general change in interest rates and may react differently to factors other than changes in the general level of interest rates. The Fund's overall performance would be adversely affected if the value of its Futures Contracts on securities other than municipal bonds declined disproportionately to the value of the Fund's municipal bond portfolio.

         Similarly, when it is expected that interest rates may decline, Futures Contracts may be purchased to attempt to hedge against anticipated purchases of long-term bonds at higher prices. Since the fluctuations in the value of Futures Contracts should be similar to that of long-term bonds, the Fund may be protected, in whole or in part, against the increased cost of acquiring bonds resulting from a decline in interest rates. Similar results could be accomplished by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of Futures Contracts as an investment technique allows action in anticipation of such an interest rate decline without having to sell the Fund's portfolio securities. To the extent Futures Contracts are entered into for this purpose, the assets in the segregated asset accounts maintained on behalf of the Fund will consist of cash, cash equivalents or high quality debt securities from the portfolio of the Fund in an amount equal to the difference between the fluctuating market value of such Futures Contracts and the aggregate value of the initial deposit and variation margin payments made for the Fund with respect to such Futures Contracts.

         The ability to hedge effectively all or a portion of the Fund's portfolio through transactions in Futures Contracts depends on the degree to which movements in the value of the fixed income securities or index underlying such contracts correlate with movements in the value of securities held in the Fund's portfolio. If the security, or the securities comprising the index, underlying a Futures Contract is different than the portfolio securities being hedged, they may not move to the same extent or in the same direction. In that event, the hedging strategy might not be successful and the Fund could sustain losses on the hedging transactions which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the index or security underlying a Futures Contract and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the portfolio securities. In such instances, the Fund's overall return could be less than if the hedging transactions had not been undertaken.

         The trading of Futures Contracts on an index of fixed income securities entails the additional risk of imperfect correlation between movements in the futures price and the value of the underlying index. The anticipated spread between the prices may be distorted due to differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the futures market. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the Futures Contract approaches.

         The Trust would purchase or sell Futures Contracts for the Fund only if, in the judgment of the Adviser, there is expected to be a sufficient degree of correlation between movements in the value of such instruments and changes in the value of the relevant portion of the Fund's portfolio for the hedge to be effective. There can be no assurance that the Adviser's judgment will be accurate.

         The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. This could require the Trust to post additional cash or cash equivalents on behalf of the Fund as the value of the position fluctuates. Further, rather than meeting additional variation margin requirements, investors may close out Futures Contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, there is the potential that the liquidity of the futures market may be lacking. Prior to expiration, a Futures Contract may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the contract market on which the Futures Contract was originally entered into. While the Trust will establish a futures position for the Fund only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular Futures Contract at any specific time. In that event, it may not be possible to close out a position held for the Fund, which could require the Trust on behalf of the Fund to purchase or sell the instrument underlying the Futures Contract, make or receive a cash settlement, or meet ongoing variation margin requirements. The inability to close out futures positions also could have an adverse impact on the Trust's ability to hedge effectively the Fund's portfolio.

         The liquidity of a secondary market in a Futures Contract may be adversely affected by "daily price fluctuation limits" established by the exchanges, which limit the amount of fluctuation in the price of a Futures Contract during a single trading day and prohibit trading beyond such limits once they have been reached. The trading of Futures Contracts also is subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of the brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

         Investments in Futures Contracts also entail the risk that if the Adviser's investment judgment about the general direction of interest rates is incorrect, the Fund's overall performance may be poorer than if the Trust had not entered into any such contract for the Fund. For example, if the Fund has been hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in the Fund's portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which are hedged because there will be offsetting losses in the Fund's futures positions. In addition, in such situations, if the Fund has insufficient cash, bonds may have to be sold from the Fund's portfolio to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so. Such sale of bonds may be, but will not necessarily be, at increased prices which reflect the rising market.

         Each contract market on which Futures Contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others. The Adviser does not believe that these trading and position limits will have an adverse impact on the hedging strategies regarding the Fund's portfolio.

         Regulations of the CFTC require that transactions in Futures Contracts may be entered into for the Fund for hedging purposes only, in order to assure that the Fund is not deemed to be a "commodity pool" under such regulations. In particular, CFTC regulations require that all short futures positions be entered into in order to hedge the value of securities held in the Fund's portfolio, and that all long futures positions either constitute BONA FIDE hedge transactions, as defined in such regulations, or have a total value not in excess of an amount determined by reference to certain cash and securities positions maintained for the Fund, and accrued profits on such positions. In addition, such instruments may not be entered into for the Fund if, immediately thereafter, the sum of the amount of initial deposits on the Fund's existing futures positions would exceed 5% of the market value of the Fund's total assets.

         When a Futures Contract is purchased, an amount of cash or cash equivalents will be deposited in a segregated account with the Fund's custodian bank so that the amount so segregated, plus the initial and variation margin held in the account of its broker, will at all times equal the value of the Futures Contract, thereby insuring that the use of such futures is unleveraged.

         The ability to engage in the hedging transactions described herein may be limited by the current federal income tax requirement that less than 30% of the Fund's gross income be derived from the sale or other disposition of stock or securities held for less than three months.

         The Trustees have adopted the requirement that Futures Contracts only be used for the Fund as a hedge and not for speculation. In addition to this requirement, the Board of Trustees has also adopted two percentage restrictions on the use of Futures Contracts. The first is that no Futures Contract will be entered into for the Fund if immediately thereafter the amount of margin deposits on all the Futures Contracts of the Fund would exceed 5% of the market value of the total assets of the Fund. The second restriction is that the aggregate market value of the Futures Contracts held for the Fund not exceed 50% of the market value of the Fund's total assets. Neither of these restrictions would be changed by the Board of Trustees without considering the policies and concerns of the various federal and state regulatory agencies.

         The Trust has no current intention of entering into any Futures Contract for the Fund in the foreseeable future.

         PORTFOLIO MANAGEMENT. The Trust intends that the Adviser fully manage the Fund's portfolio by buying and selling securities, as well as by holding selected securities to maturity. In managing the Fund's portfolio, the Adviser seeks to maximize the return on the Fund's portfolio by taking advantage of market developments, yield disparities and variations in the creditworthiness of issuers, which may include use of the following strategies:

         (1) shortening the average maturity of the portfolio in anticipation of a rise in interest rates so as to minimize depreciation of principal;

         (2)lengthening the average maturity of the portfolio in anticipation of a decline in interest rates so as to maximize tax-exempt yield;

         (3) selling one type of debt security (E.G., revenue bonds) and buying another (E.G., general obligation bonds) when disparities arise in the relative values of each; and

         (4) changing from one debt security to an essentially similar debt security when their respective yields are distorted due to market factors.

         Distributions of gains, if any, realized from the sale of Municipal Obligations or other securities are subject to regular federal income taxes and New York State and New York City personal income taxes. (See "Tax Matters" in the Prospectus.) These strategies may result in increases or decreases in the Fund's current income available for distribution to the Fund's shareholders and in the holding for the Fund of securities which sell at moderate to substantial premiums or discounts from face value. Moreover, if the expectations of changes in interest rates or the evaluation of the normal yield relationship between two securities proves to be incorrect, the Fund's income, net asset value per share and potential capital gain may be decreased or its potential capital loss may be increased.

         PORTFOLIO TRANSACTIONS. Municipal Obligations and other debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. The cost of executing portfolio securities transactions for the Fund primarily consists of dealer spreads and underwriting commissions or concessions. Under the 1940 Act, persons affiliated with the Fund or the Distributor are prohibited from dealing with the Fund as a principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Securities and Exchange Commission.

         The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities for the Fund. Subject to policies established by the Trust's Board of Trustees, the Adviser is primarily responsible for portfolio decisions and the placing of portfolio transactions. Allocation of transactions, including their frequency, to various dealers is determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of Fund shareholders rather than by any formula. In placing orders for the Fund, the primary consideration is prompt execution of orders in an effective manner at the most favorable price, although the Fund does not necessarily pay the lowest spread or commission available. Other factors taken into consideration are the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities.

         The Adviser may, in circumstances in which two or more dealers are in a position to offer comparable results, give preference to a dealer which has provided statistical or other research services to the Adviser. By allocating transactions in this manner, the Adviser is able to supplement its research and analysis with the views and information of securities firms. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Adviser in advising various of its clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. The management fee paid from the Fund is not reduced because the Adviser and its affiliates receive such services.

         As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the Act) to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction.

         Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and such other policies as the Trustees may determine, and subject to seeking the most favorable price and execution available, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

         Investment decisions for the Fund and for the other investment advisory clients of the Adviser are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought for certain clients even though it could have been sold for other clients at the same time, and a particular security may be sold for certain clients even though it could have been bought for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. In some instances, one client may sell a particular security to another client. Two or more clients may simultaneously purchase or sell the same security, in which event each day's transactions in that security are, insofar as practicable, averaged as to price and allocated between such clients in a manner which in the Adviser's opinion is equitable to each and in accordance with the amount being purchased or sold by each. In addition, when purchases or sales of the same security for the Fund and for other clients of the Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantage available to large denomination purchases or sales. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients in terms of the price paid or received or of the size of the position obtainable.

         SPECIAL FACTORS AFFECTING NEW YORK. The fiscal stability of New York is related, at least in part, to the fiscal stability of its localities and authorities. Various State agencies, authorities and localities have issued large amounts of bonds and notes either guaranteed or supported by the State through lease-purchase arrangements, other contractual arrangements or moral obligation provisions. While debt service is normally paid out of revenues generated by projects of such State agencies, authorities and localities, the State has had to provide special assistance in recent years, in some cases of a recurring nature, to enable such agencies, authorities and localities to meet their financial obligations and, in some cases, to prevent or cure defaults. To the extent State agencies and local governments require State assistance to meet their financial obligations, the ability of the State to meet its own obligations as they become due or to obtain additional financing could be adversely affected.

         For further information concerning New York Municipal Obligations, see Appendix B to this Statement of Additional Information. The summary set forth above and in Appendix B is included for the purpose of providing a general description of New York State and New York City credit and financial conditions. This summary is based on information from statements of issuers of New York Municipal Obligations and does not purport to be complete.

         INVESTMENT RESTRICTIONS. The Trust has adopted the following investment restrictions with respect to the Fund which may not be changed without approval by holders of a "majority of the outstanding shares" of the Fund, which as used in this Statement of Additional Information means the vote of the lesser of (i) 67% or more of the outstanding "voting securities" of the Fund present at a meeting, if the holders of more than 50% of the outstanding "voting securities" of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding "voting securities" of the Fund. The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act.

         The Trust, on behalf of the Fund, may not:

                  (1) borrow money or pledge, mortgage or hypothecate assets of the Fund, except that as a temporary measure for extraordinary or emergency purposes it may borrow in an amount not to exceed 1/3 of the value of the net assets of the Fund, including the amount borrowed, and may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money would be borrowed only from banks and only to accommodate requests for the redemption of shares of the Fund while effecting an orderly liquidation of portfolio securities), provided that collateral arrangements with respect to Futures Contracts, including deposits of initial and variation margin, are not considered a pledge of assets for purposes of this Investment Restriction; for additional related restrictions, see clause (i) under the caption "State and Federal Restrictions" below;

                  (2) purchase any security or evidence of interest therein on margin, except that the Trust may obtain such short-term credit for the Fund as may be necessary for the clearance of purchases and sales of securities and except that deposits of initial and variation margin in connection with the purchase, ownership, holding or sale of Futures Contracts may be made;

                  (3) underwrite securities issued by other persons, except insofar as the Trust may technically be deemed an underwriter under the Securities Act of 1933, as amended (the "1933 Act"), in selling a portfolio security for the Fund;

                  (4) make loans to other persons except (a) through the lending of securities held by the Fund, but not in excess of 1/3 of the Fund's net assets taken at market value, (b) through the use of fixed time deposits or repurchase agreements or the purchase of short-term obligations, (c) by purchasing all or a portion of an issue of debt securities of types commonly distributed privately to financial institutions; for purposes of this Investment Restriction (4) the purchase of short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan;

                  (5) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the Trust reserves the freedom of action to hold and to sell for the Fund real estate acquired as a result of its ownership of securities);

                  (6) concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of the Fund's investment objective, up to 25% of the assets of the Fund (taken at market value at the time of each investment) may be invested in any one industry, except that positions in Futures Contracts shall not be subject to this Investment Restriction and except that the Trust may invest all or substantially all of the Fund's assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as those with respect to the Fund;

                  (7) issue any senior  security (as that term is defined in the
         1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, except as appropriate to evidence a debt incurred without violating Investment Restriction (1) above, and provided that collateral arrangements with respect to Futures Contracts, including deposits of initial and variation margin, are not considered to be the issuance of a senior security for purposes of this Investment Restriction;

                  (8) write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent the writing, purchase, ownership, holding or sale of Futures Contracts;

                  (9) invest in securities which are subject to legal or contractual restrictions on resale (other than fixed time deposits and repurchase agreements maturing in not more than seven days) if, as a result thereof, more than 10% of the net assets of the Fund would be so invested (including fixed time deposits and repurchase agreements maturing in more than seven days); provided, however, that this Investment Restriction shall not apply to (a) any security if the holder thereof is permitted to receive payment upon a specified number of days' notice of the unpaid principal balance plus accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or an insurance policy issued with respect to such security or by tendering or "putting" such security to a third party, or (b) the investment by the Trust of all or substantially all of the Fund's assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as those with respect to the Fund;

                  (10) purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held for the Fund, except that the Trust may invest all or substantially all of the Fund's assets in another registered investment company having the same investment objective and policies and substantially the same investment restrictions as those with respect to the Fund; or

                  (11)   purchase  more  than  10%  of  all   outstanding   debt
         obligations of any one issuer (other than obligations issued by the U.S. Government, its agencies or instrumentalities).

For purposes of the investment restrictions described above and the state and federal restrictions described below, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security. If, however, the creating government or some other entity, such as an insurance company or other corporate obligor, guarantees a security or a bank issues a letter of credit, such a guarantee or letter of credit may, in accordance with applicable rules of the Securities and Exchange Commission, be considered a separate security and treated as an issue of such government, other entity or bank.

         STATE AND FEDERAL RESTRICTIONS. In order to comply with certain state and federal statutes and policies, the Trust on behalf of the Fund does not, as a matter of operating policy: (i) borrow money for any purpose in excess of 10% of the Fund's total assets (taken at cost) (moreover, the Trust will not purchase any securities for the Fund's portfolio at any time at which borrowings exceed 5% of the Fund's total assets (taken at market value)), (ii) pledge, mortgage or hypothecate for any purpose in excess of 10% of the Fund's net assets (taken at market value) provided that collateral arrangements with respect to Futures Contracts, including deposits of initial and variation margin, are not considered a pledge of assets for purposes of this Investment Restriction, (iii) sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions, (iv) invest for the purpose of exercising control or management, (v) purchase securities issued by any registered investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation, provided, however, that the Trust will not purchase the securities of any registered investment company for the Fund if such purchase at the time thereof would cause more than 10% of the Fund's total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers or would cause more than 3% of the outstanding voting securities of any such issuer to be held for the Fund; and provided, further, that the Trust shall not purchase securities issued by any open-end investment company, (vi) invest more than 15% of the Fund's net assets in securities that are not readily marketable, including fixed time deposits and repurchase agreements maturing in more than seven days, (vii) purchase securities of any issuer if such purchase at the time thereof would cause the Fund to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class, and all preferred stock of an issuer shall be deemed a single class, except that Futures Contracts shall not be subject to this Investment Restriction, (viii) invest more than 5% of the Fund's assets in companies which, including predecessors, have a record of less than three years' continuous operation, or
(ix) purchase or retain in the Fund's portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is an officer or director of the Adviser, if after the purchase of the securities of such issuer for the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value. These policies are not fundamental and may be changed by the Trust on behalf of the Fund without shareholder approval in response to changes in the various state and federal requirements.

         For purposes of the investment restrictions described above, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of principal of and interest on the security. If, however, the creating government or some other entity, such as an insurance company or other corporate obligor, guarantees a security or a bank issues a letter of credit, such a guarantee or letter of credit may, in accordance with applicable rules of the Securities and Exchange Commission, be considered a separate security and treated as an issue of such government, other entity or bank.

         PERCENTAGE AND RATING RESTRICTIONS. If a percentage restriction or a rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities held by the Fund or a later change in the rating of a security held by the Fund is not considered a violation of policy, however the Adviser will consider such change in its determination of whether to hold the security.

         Subsequent to its purchase by the Trust on behalf of the Fund, a rated Municipal Obligation may cease to be rated or its rating may be reduced below the minimum required for purchase for the Fund. Neither event requires sale of such Municipal Obligation by the Trust (other than variable rate instruments which must be sold if they are not "high quality"), but the Adviser considers such event in determining whether the Trust should continue to hold the Municipal Obligation on behalf of the Fund. To the extent that the ratings given to the Municipal Obligations or other securities held by the Trust on behalf of the Fund are altered due to changes in either the Moody's, Standard & Poor's or Fitch's ratings systems (see "Description of Ratings" in Appendix A to the Prospectus for an explanation of Standard & Poor's, Moody's and Fitch ratings), the Adviser will adopt such changed ratings as standards for its future investments in accordance with the investment policies contained in the Prospectus. Certain Municipal Obligations issued by instrumentalities of the U.S. Government are not backed by the full faith and credit of the U.S. Treasury but only by the creditworthiness of the instrumentality. The Trust's Board of Trustees has determined that any Municipal Obligation that depends directly, or indirectly through a government insurance program or other guarantee, on the full faith and credit of the U.S. Government is considered to have a rating in the highest category. Where necessary to ensure that the Municipal Obligations are of "high quality" (I.E., within the two highest ratings assigned by any major rating service), or where the obligations are not freely transferable, the Trust requires that the obligation to pay the principal and accrued interest be backed by an unconditional irrevocable bank letter of credit, a guarantee, insurance or other comparable undertaking of an approved financial institution.

                             PERFORMANCE INFORMATION


         Any current "yield" quotation of the Fund which is used in such a manner as to be subject to the provisions of Rule 482(d) under the 1933 Act is calculated by (a) dividing (i) the dividends and interest earned during the period (as calculated in accordance with the requirements of the Securities and Exchange Commission) minus the expenses accrued for the period (net of reimbursements), by (ii) the average daily number of shares outstanding during the period that were entitled to receive dividends multiplied by the maximum offering price per share on the last day of the period, (b) adding 1 to the quotient, (c) raising the sum to the sixth power, (d) subtracting 1 from the result, and (e) multiplying that result by 2. For the 30-day period ended October 31, 1995, the yield of the Fund was [ ]%.


         Any "tax equivalent yield" quotation for the Fund is calculated as follows: if the entire current yield quotation for such period is tax-exempt, the tax equivalent yield will be the current yield quotation divided by 1 minus a stated income tax rate or rates. If a portion of the current yield quotation is not tax-exempt, the tax equivalent yield will be the sum of (a) that portion of the yield which is tax-exempt divided by 1 minus a stated income tax rate or rates, and (b) the portion of the yield which is not tax-exempt. For the 30-day period ended October 31, 1995, the tax equivalent yield of the Fund was [ ]%.

         A "total rate of return" quotation for the Fund is calculated for any period by (a) dividing (i) the sum of the net asset value per share on the last day of the period and the net asset value per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to a share held at the beginning of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) the net asset value on the first day of such period, and (b) subtracting 1 from the result. Any annualized total rate of return quotation is calculated by (x) adding 1 to the period total rate of return quotation calculated above, (y) raising such sum to a power which is equal to 365 divided by the number of days in such period, and (z) subtracting 1 from the result. The total return of the Fund for the period from May 1, 1995 (commencement of operations) to October 31, 1995 was 6.39%.

         Any "tax equivalent total rate of return" quotation for the Fund is calculated as follows: if the entire current total rate of return quotation for such period is tax-exempt, the tax equivalent total rate of return will be the current total rate of return quotation divided by 1 minus a stated income tax rate or rates. If a portion of the current total rate of return quotation is not tax-exempt, the tax equivalent total rate of return will be the sum of (a) that portion of the total rate of return which is tax-exempt divided by 1 minus a stated income tax rate or rates, and (b) the portion of the total rate of return which is not tax-exempt. The tax equivalent total rate of return of the Fund for the period ended October 31, 1995 was []%.


                             MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS

         The principal occupations of the Trustees and executive officers of the Trust for the past five years are listed below. Asterisks indicate that those

Trustees and officers are "interested persons" (as defined in the 1940 Act) of the Trust. The address of each, unless otherwise indicated, is 6 St. James Avenue, Boston, Massachusetts 02116.

FREDERICK C. CHEN, TRUSTEE

         126 Butternut Hollow Road, Greenwich, Connecticut 06830 - Management Consultant.


ALAN S. PARSOW*, TRUSTEE
         2222 Skyline Drive, Elkhorn, Nebraska 68022 - General Partner of Parsow Partnership, Ltd. (investments).

LARRY M. ROBBINS, TRUSTEE
         Wharton Communication Program, University of Pennsylvania, 336 Steinberg Hall-Dietrich Hall, Philadelphia, Pennsylvania 19104 - Director of the Wharton Communication Program and Adjunct Professor of Management at the Wharton School of the University of Pennsylvania.

MICHAEL SEELY, TRUSTEE
         405 Lexington Avenue, Suite 909, New York, New York 10174 - President of Investor Access Corporation (investor relations consulting firm).

PHILIP W. COOLIDGE*, PRESIDENT
         Chairman and Chief Executive Officer, Signature Financial Group, Inc. ("SFG"); Chairman and Chief Executive Officer, Signature (since April,
         1989).


 JOHN R. ELDER*, TREASURER

         Vice President, SFG (since April, 1995); Treasurer, Phoenix Family of Mutual Funds (prior to April, 1995).


LINDA T. GIBSON*, ASSISTANT SECRETARY
         Legal  Counsel  and  Assistant  Secretary,   SFG  (since  June,  1991);
         Assistant Secretary, Signature (since October, 1992); law student, Boston University School of Law (prior to May, 1992).


JAMES E. HOOLAHAN*, VICE PRESIDENT
         Senior Vice President, SFG (since December, 1989).

JAMES S. LELKO*, ASSISTANT TREASURER
         Assistant Manager, SFG (since January, 1993); Senior Tax Compliance Accountant, Putnam Companies (since prior to December, 1992).

THOMAS M. LENZ*,  SECRETARY
         Senior Vice President and Associate General Counsel, SFG (since November, 1989); Assistant Secretary, Signature (since February, 1991)
         .


MOLLY S. MUGLER*, ASSISTANT SECRETARY
         Legal Counsel and Assistant Secretary, SFG; Assistant Secretary, Signature (since April, 1989).

BARBARA M. O'DETTE*, ASSISTANT TREASURER
         Assistant Treasurer, SFG; Assistant Treasurer,  Signature (since April,
         1989).

ANDRES E. SALDANA*, ASSISTANT SECRETARY

         Legal Counsel and Assistant Secretary, SFG (since November, 1992); Attorney, Ropes & Gray (September, 1990 to November, 1992) .

         Messrs. Coolidge, Elder, Lelko, Lenz and Saldana and Mss. Gibson, Mugler and O'Dette are also Trustees and/or officers of certain other investment companies of which Signature or an affiliate is the administrator.

                               COMPENSATION TABLE


                                  Pension or
                                  Retirement                       Total
                                  Benefits        Estimated        Compensation
                  Aggregate       Accrued as      Annual           From Trust
Name of           Compensation    Part of Fund    Benefits Upon    Paid to
TRUSTEE           FROM TRUST      EXPENSES        RETIREMENT       TRUSTEES
Frederick C. Chen   $6,700          none             none             $6,700

Alan S. Parsow      $6,700          none             none             $6,700

Larry M. Robbins    $6,700          none             none             $6,700

Michael Seely       $6,700          none             none             $6,700

         The compensation table above reflects the fees received by the Trustees from the Trust for the period from May 1, 1995 (commencement of operations) to October 31, 1995. The Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust will receive an annual retainer of $3,600 and a fee of $1,0001 for each meeting of the Board of Trustees or committee thereof attended.

         As of January 19, 1996, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of the Fund. As of the same date, the following shareholders of record owned 5% or more of the outstanding shares of the Fund (the Trust has no knowledge of the beneficial ownership of such shares): Kinco & Co. c/o Securities Services, One Hanson Place, Brooklyn, New York, 11243 - 85.5%.


         The Trust's Declaration of Trust provides that it will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their officers with the Trust, unless, as to liability to the Trust or its shareholders, it is finally

------------
     1As of November 1, 1995, Trustee fee for each meeting of the Board of Trustees or committee thereof attended increased from $600 to $1,000.

adjudicated that they engaged in wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in wilful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

INVESTMENT ADVISER

         Pursuant to an Investment Advisory Contract, Republic is responsible for the investment management of the Fund's assets, including the responsibility for making investment decisions and placing orders for the purchase and sale of securities for the Fund directly with the issuers or with brokers or dealers selected by Republic in its discretion, not including the Distributor. See "Portfolio Transactions". Republic also furnishes to the Board of Trustees, which has overall responsibility for the business and affairs of the Trust, periodic reports on the investment performance of the Fund.

         Republic is a wholly-owned subsidiary of Republic New York Corporation, a registered bank holding company. No securities or instruments issued by Republic New York Corporation or Republic will be purchased for the Fund.

         Republic complies with applicable laws and regulations, including the regulations and rulings of the U.S. Comptroller of the Currency relating to fiduciary powers of national banks. These regulations provide, in general, that assets managed by a national bank as fiduciary shall not be invested in stock or obligations of, or property acquired from, the bank, its affiliates or their directors, officers or employees or other persons with substantial connections with the bank. The regulations further provide that fiduciary assets shall not be sold or transferred, by loan or otherwise, to the bank or persons connected with the bank as described above. Republic, in accordance with federal banking laws, may not purchase for its own account securities of any investment company the investment adviser of which it controls, extend credit to any such investment company, or accept the securities of any such investment company as collateral for a loan to purchase such securities. Moreover, Republic, its officers and employees do not express any opinion with respect to the advisability of any purchase of such securities.

         The investment advisory services of Republic to the Fund are not exclusive under the terms of the Investment Advisory Contract. Republic is free to and does render investment advisory services to others.

         The Investment Advisory Contract will remain in effect until September 26, 1996, and will continue in effect thereafter from year to year with respect to the Fund, provided such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Fund or by the Board of Trustees, and (ii) by a majority of the Trustees who are not parties to such Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Contract may be terminated with respect to the Fund without penalty by either party on 60 days' written notice and will terminate automatically if assigned. The Contract provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or gross negligence or of reckless disregard of its or their obligations and duties under the Contract.


         For the period from May 1, 1995 (commencement of operations) to October 31, 1995, investment advisory fees aggregated $9,063, of which the entire amount was waived.


ADMINISTRATOR, DISTRIBUTOR AND SPONSOR

         The Distribution Plan adopted by the Trust (the "Plan") provides that it may not be amended to increase materially the costs which the Fund may bear pursuant to the Plan without approval by Fund shareholders and that other material amendments of the Plan must be approved by the Board of Trustees, and by the Trustees who are neither "interested persons" (as defined in the 1940
Act) of the Trust nor have any direct or indirect financial interest in the operation of the Plan or in any related agreement ("Qualified Trustees"), by vote cast in person at a meeting called for the purpose of considering such amendments. The selection and nomination of the Trustees of the Trust has been committed to the discretion of the Trustees who are not "interested persons" of the Trust. The Plan has been approved, and is subject to annual approval, by the Board of Trustees and by the Qualified Trustees, by vote cast in person at a meeting called for the purpose of voting on the Plan. In adopting the Plan, the Trustees considered alternative methods to distribute shares of the Fund and to reduce the Fund's per share expense ratio and concluded that there was a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan is terminable with respect to the Fund at any time by a vote of a majority of the Qualified Trustees or by vote of the holders of a majority of the shares of the Fund.


         During the period from May 1, 1995 (commencement of operations) to October 31, 1995, the Fund spent a total of $1,947 on the following pursuant to the Plan: advertising, $0; printing and mailing of prospectuses to other than current shareholders, $1,947; compensation to underwriters, $0; compensation to broker-dealers, $0; compensation to sales personnel, $0; interest, carrying or other financing charges, $0; and other marketing expenses, $0. Total expenditures pursuant to the Plan as a percentage of average daily net assets during the same period were 0.05%.


         The Administrative Services Contract is terminable with respect to the Fund without penalty at any time by vote of a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the Administrative Services Contract, upon not more than 60 days' written notice to the Sponsor or by vote of the holders of a majority of the shares of the Fund or upon 15 days' notice by the Sponsor. The
Administrative Services Contract will terminate automatically in the event of its assignment. The Administrative Services Contract also provides that neither the Administrator nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administrative Services Contract.


         For  the  period  ended  October  31,  1995,   Signature  was  paid  an
administrative services fees of $7,250, of which the entire amount was waived.


SHAREHOLDER SERVICING AGENTS, TRANSFER AGENT AND CUSTODIAN

         The Administrative Services Plan continues in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Administrative Services Plan or in any agreement related to such Plan ("Qualified Trustees"). The Administrative Services Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or by a majority vote of Fund shareholders. The Administrative Services Plan may not be amended to increase materially the amount of permitted expense thereunder without the approval of a majority of Fund shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees.

         The Board of Trustees of the Trust has also approved a Custodian Agreement and a Transfer Agency Agreement between the Trust and Investors Bank & Trust Company ("IBT") pursuant to which IBT will provide custodial, fund accounting, transfer agency, dividend disbursing and shareholder servicing services to the Trust and the Fund. The principal business address of IBT is 24 Federal Street, Boston, Massachusetts 02110.

         The Trust has entered into a shareholder servicing agreement with each Shareholder Servicing Agent. For additional information, including a description of the fees paid to Shareholder Servicing Agents, see "Management of the Trust - Shareholder Servicing Agents" in the Prospectus.

EXPENSES AND EXPENSE LIMITS

         Certain of the states in which shares of the Fund are expected to be qualified for sale impose limitations on the expenses of the Fund. If, in any fiscal year, the total expenses of the Fund (excluding taxes, interest, expenses under the Plan, brokerage commissions and other portfolio transaction expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles and extraordinary expenses, but including the advisory and administrative fees) exceed the expense limitations applicable to the Fund imposed by the securities regulations of any state, the Distributor and the Adviser each will reimburse the Fund for 50% of the excess. The effective limitation on an annual basis with respect to the Fund is expected to be 2.5% on the first $30 million of the Fund's net assets, 2.0% on the next $70 million of such assets, and 1.5% on any excess above $100 million.

         Except for the expenses paid by the Adviser and the Distributor, the Fund bears all costs of its operations. Trust expenses directly related to the Fund are charged to the Fund; other expenses are allocated proportionally among all the portfolios of the Trust in relation to the net asset value of the portfolios.

                        DETERMINATION OF NET ASSET VALUE

         The net asset value of each of the shares of the Fund is determined on each day on which the New York Stock Exchange is open for trading. As of the date of this Statement of Additional Information, the New York Stock Exchange is open every weekday except for the days on which the following holidays are observed: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         Bonds and other fixed income securities (other than short-term obligations but including listed issues) in the Fund's portfolio are valued on the basis of valuations furnished by a pricing service, use of which has been approved by the Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short- term obligations are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Futures Contracts are normally valued at the settlement price on the exchange on which they are traded. Portfolio securities (other than short-term obligations) for which there are no such valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

         Interest income on long-term obligations in the Fund's portfolio is determined on the basis of interest accrued plus amortization of "original issue discount" (generally, the difference between issue price and stated redemption price at maturity) and premiums (generally, the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest accrued plus amortization of premium.

         Subject to the Trust's compliance with applicable regulations, the Trust has reserved the right to pay the redemption or repurchase price of shares of the Fund, either totally or partially, by a distribution in kind of the Fund's portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.

                                    TAXATION

FEDERAL INCOME TAX

         The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the "Code"). By so qualifying, the Fund will be exempt from regular federal income taxes to the extent that it distributes substantially all of its net investment income and net realized capital gains to shareholders.

         It is intended that the Fund's assets will be sufficiently invested in municipal securities to qualify to pay "exempt-interest dividends" (as defined in the Code) to shareholders. The Fund's dividends payable from net tax-exempt interest earned from municipal securities will qualify as exempt-interest dividends if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is exempt from the regular federal income tax under Code section 103. Exempt-interest dividends distributed to shareholders are not included in shareholders' gross income for regular federal income tax purposes.

         The Fund will determine periodically which distributions will be designated as exempt-interest dividends. If the Fund earns income which is not eligible to be so designated, the Fund, nonetheless, intends to distribute such income. Such distributions will be subject to federal, state, and local state taxes, as applicable, in the hands of shareholders.

         Distributions of net investment income received by the Fund from investment in taxable debt securities, or ordinary income realized upon the disposition of market discount bonds (including tax-exempt market discount bonds), and of any net realized short-term capital gains will be taxable to shareholders as ordinary income. Because the Fund's investment income is derived from interest rather than dividends, no portion of such distributions is expected to be eligible for the dividends-received deduction available to corporations.

         Upon the sale or exchange of shares, a shareholder generally will realize a taxable gain or loss depending upon his or her basis in the shares. Such gain or loss will be treated as a capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term if the shareholder's holding period for the shares is more than one year and, generally, will otherwise be short-term. If a capital gain distribution designated as a capital gain dividend is paid with respect to any shares of the Fund sold at a loss after being held for six months or less, the loss will be treated as a long-term capital loss for tax purposes.

         Any loss realized from a disposition of Fund shares that were held for six months or less will be disallowed, to the extent that dividends received from the Fund are designated as exempt-interest dividends. Any loss realized on a sale or exchange of Fund shares also will be disallowed to the extent that the shares disposed of are replaced (including replacement through reinvesting of dividends and capital gain distributions in the Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss, to the extent not disallowed, realized on a disposition of shares of the Fund with respect to which long-term capital gain distributions have been paid will, to the extent of those dividends, be treated as a long-term capital loss if your shares have been held for six months or less at the time of their disposition.

         Under the Code, any distribution designated as being made from the Fund's net realized long-term capital gains is taxable to shareholders as long-term capital gains, regardless of the length of time shares are held.

         Distributions by the Fund (other than exempt-interest dividends) and redemption proceeds may be subject to backup withholding at the rate of 31%.

Backup withholding generally applies to shareholders who have failed to properly certify their taxpayer identification numbers, who fail to provide other required tax-related certifications, and with respect to whom the Fund has received certain notifications from the Internal Revenue Service requiring or permitting the Fund to apply backup withholding. Backup withholding is not an additional tax and amounts so withheld generally may be applied by affected shareholders as a credit against their federal income tax liability.

         Interest on certain types of private activity bonds is not exempt from regular federal income tax when received by "substantial users" or persons related to substantial users as defined in the Code. The term "substantial user" includes any "nonexempt person" who regularly uses in trade or business part of a facility financed from the proceeds of private activity bonds. The Fund may invest periodically in private activity bonds and, therefore, may not be appropriate investments for entities that are substantial users of facilities financed by private activity bonds or "related persons" of substantial users. Generally, an individual will not be a related person of a substantial user under the Code unless he/she or his/her immediate family (spouse, brothers, sisters, and lineal descendants) owns indirectly in aggregate more than 50% in the equity value of the substantial user.

         Certain futures contracts in which the Fund may invest are "section 1256 contracts." Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (60-40). Also, section 1256 contracts held by the Fund at the end of each taxable year (and, in some cases, for purposes of the 4% excise tax, on October 31 of each year) are marked to market with the result that unrealized gains or losses are treated as though they were realized.

         The hedging transactions undertaken by the Fund may result in straddles for regular federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gains realized by the Fund, which are taxed as ordinary income when distributed to shareholders.

         The Fund may make one or more of the elections available under the Code that are applicable to straddles. If the Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the elections made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

         Because the application of the straddle rules may affect the character of gains or losses, defer losses, and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount that must be distributed to shareholders and that will be taxed to shareholders as ordinary income or a long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

         Opinions relating to the tax status of interest derived from individual municipal securities are rendered by bond counsel to the issuer. Although the Fund's advisor attempts to determine that any security it contemplates purchasing on behalf of the Fund is issued with an opinion indicating that interest payments will be federal and (as applicable) state tax-exempt, neither the advisor nor the Fund's counsel makes any review of proceedings relating to the issuance of municipal securities or the bases of such opinions.

         From time to time, proposals have been introduced in Congress for the purpose of restricting or eliminating the regular federal income tax exemption for interest on municipal securities, and similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal securities for investment by the Fund could be adversely affected. Under these circumstances, Fund management would re-evaluate the Fund's investment objectives and policies and would consider either changes in the structure of the Fund and the Trust or their dissolution.

ALTERNATIVE MINIMUM TAX

         While the interest on bonds issued to finance essential state and local government operations is generally tax-exempt, interest on certain nonessential or private activity securities issued after August 7, 1986, while exempt from the regular federal income tax, constitutes a tax-preference item for taxpayers in determining alternative minimum tax liability under the Code and income tax provisions of several states. The interest on private activity securities could subject a shareholder to, or increase liability under, the federal alternative minimum tax, depending on the shareholder's tax situation.

         All distributions derived from interest exempt from regular federal income tax may subject corporate shareholders to or increase their liability under, the alternative minimum tax and environmental tax because these distributions are included in the corporation's adjusted current earnings.

         The Fund will inform shareholders annually as to the dollar amount of distributions derived from interest payments on private activity securities.

         The information above is only a summary of some of the tax considerations affecting the Fund and its shareholders; no attempt has been made to discuss individual tax consequences. A prospective investor should consult his or her tax advisor or state or local tax authorities to determine whether the Fund is a suitable investment based on his or her tax situation.

SPECIAL TAX CONSIDERATIONS

         Exempt-interest dividends, whether received by shareholders in cash or in additional shares, derived by New York residents from interest on qualifying New York bonds generally are exempt from New York State and New York City personal income taxes, but not corporate franchise taxes. Dividends and distributions derived from taxable income and capital gains are not exempt from New York State and New York City taxes. Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund is not deductible for New York State or New York City personal income tax purposes. Gain on the sale or redemption of Fund shares generally is subject to New York State and New York City personal income tax.

                                OTHER INFORMATION

CAPITALIZATION

         The Trust is a Massachusetts business trust established under a Declaration of Trust dated April 22, 1987, as a successor to two previously-existing Massachusetts business trusts, FundTrust Tax-Free Trust (organized on July 30, 1986) and FundVest (organized on July 17, 1984, and since renamed FundSource). Prior to October 3, 1994 the name of the Trust was "FundTrust".

         The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Board of Trustees may establish additional series (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional series will not alter the rights of the Fund's shareholders. When issued, shares are fully paid, nonassessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In liquidation of the Fund, each shareholder is entitled to receive his pro rata share of the net assets of the Fund.

VOTING RIGHTS

         Under the Declaration of Trust, the Trust is not required to hold annual meetings of Fund shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders' meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove persons serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

         The Trust's shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

INDEPENDENT AUDITORS


         For the fiscal year ended October 31, 1995, Ernst & Young LLP , 200 Clarendon Street, Boston, Massachusetts 02116, served as independent auditors of the Funds of the Trust.

         The Board of Trustees has appointed KPMG Peat Marwick LLP as independent accountants of the Funds of the Trust for the fiscal year ended October 31, 1996. KPMG Peat Marwick LLP will audit the Trust's annual financial statements, prepare the Trust's income tax returns, and assist in the filings with the Securities and Exchange Commission. KPMG Peat Marwick LLP's address is 99 High Street, Boston, Massachusetts 02108.


COUNSEL

         Dechert Price & Rhoads, 1500 K Street, N.W., Washington, D.C. 20005, passes upon certain legal matters in connection with the shares of the Fund offered by the Trust, and also acts as counsel to the Trust.

REGISTRATION STATEMENT

         This Statement of Additional Information and the Prospectus do not contain all the information included in the Trust's registration statement filed with the Securities and Exchange Commission under the 1933 Act with respect to shares of the Fund, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The registration statement, including the exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

         Statements contained herein and in the Prospectus as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document which was filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.


FINANCIAL STATEMENTS

         The Fund's current audited financial statements dated October 31, 1995 are hereby incorporated herein by reference from the Annual Report of the Fund dated October 31, 1995 as filed with the Securities and Exchange Commission pursuant to Rule 30b2-1 under the 1940 Act. A copy of such report will be provided without charge to each person receiving this Statement of Additional Information.


FT4113C

APPENDIX A


DESCRIPTION OF MUNICIPAL OBLIGATIONS

         Municipal Obligations include bonds, notes and commercial paper issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular federal income taxes (without regard to whether the interest thereon is also exempt from the personal income taxes of any state). Municipal Obligation bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligation bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, industrial facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities, hazardous waste treatment or disposal facilities, and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Such obligations are included within the term Municipal Obligations if the interest paid thereon qualifies as exempt from regular federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Obligations, although the current federal tax laws place substantial limitations on the size of such issues.

         The two principal classifications of Municipal Obligation bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its good faith, credit and taxing, power for the payment of principal and interest. The payment of the principal of and interest on such bonds may be dependent upon an appropriation by the issuer's legislative body. The characteristics and enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds which are Municipal Obligations are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications, depending" on numerous factors.

         Municipal Obligation notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. Municipal Obligation notes include:


         1.TAX ANTICIPATION NOTES. Tax Anticipation Notes are issued to finance operational needs of municipalities. Generally, they are issued in anticipation of the receipt of various tax revenues, such as property, income, sales, use and business taxes.

         2.REVENUE ANTICIPATION NOTES. Revenue Anticipation Notes are issued in expectation of receipt of dedicated revenues, such as state aid or federal revenues available under federal revenue sharing programs.

         3.TAX AND REVENUE ANTICIPATION NOTES. Tax and Revenue Anticipation Notes are issued by the State to fund its day-to-day operations and certain local assistance payments to its municipalities and school districts. Such Notes are issued in anticipation of the receipt of various taxes and revenues, such as personal income taxes, business taxes and user taxes and fees.

         4.BOND ANTICIPATION NOTES. Bond Anticipation Notes are issued to provide interim financing until long-term bond financing can be arranged. Long-term bonds or renewal Bond Anticipation Notes provide the money for the repayment of the Notes.


         Issues of commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, Municipal Obligation commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

         The yields on Municipal Obligations are dependent on a variety of factors, including general market conditions, supply and demand and general conditions of the Municipal Obligation market, size of a particular offering, the maturity of the obligation and rating (if any) of the issue. The ratings of Moody's Investors Service, Inc., Standard & Poor's Corporation and Fitch Investors Service, Inc. represent their opinions as to the quality of various Municipal Obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields while Municipal Obligations of the same maturity and coupon with different ratings may have the same yield.

APPENDIX B

ADDITIONAL INFORMATION CONCERNING
NEW YORK MUNICIPAL OBLIGATIONS


         The following information is a summary of special factors affecting investments in New York municipal obligations . It does not purport to be a complete description and is based on information from the Annual Information Statement of the State of New York dated June 23, 1995.

 GENERAL

         New York (the "State") is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location, air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. The State has a declining proportion of its work force engaged in manufacturing and an increasing proportion engaged in service industries. This transition reflects a national trend.

         The State has historically been one of the wealthiest states in the nation. For decades, however, the State economy has grown more slowly than that of the nation as a whole, resulting in the gradual erosion of its relative economic affluence. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. New York City (the "City") has also had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City.

         Although industry and commerce are broadly spread across the State, particular activities are concentrated in the following areas: Westchester County -- headquarters for several major corporations; Buffalo -- diverse manufacturing base; Rochester -- manufacture of photographic and optical equipment; Syracuse and Utica-Rome area -- production of machinery and transportation equipment; Albany-Troy-Schenectady -- government and education center and production of electrical products; Binghampton -- original site of the International Business Machines Corporation and continued concentration of employment in computer and other high technology manufacturing; and New York City -- headquarters for the nation's securities business and for a major portion of the nation's major commercial banks, diversified financial institutions and life insurance companies. In addition, the City houses the home offices of three major radio and television broadcasting networks, most of the national magazines and a substantial portion of the nation's book publishers. The City also retains leadership in the design and manufacture of men's and women's apparel.

ECONOMIC OUTLOOK

         The economic and financial condition of the State may be affected by various financial, social, economic and political factors. Those factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities , but also by entities, such as the Federal government, that are not under the control of the State. The State Financial Plan is based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, the extent of corporate and governmental restructuring, Federal financial and monetary policies, the availability of credit, the level of interest rates, and the condition of the world economy, which would have an adverse effect on the State. There can be no assurance that the State economy will not experience results in the current fiscal year that are worse than predicted, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

         The national economy began to expand in 1991, although the growth rate for the first two years of the expansion was modest by historical standards. The State economy remained in recession until 1993, when employment growth resumed. Since November 1992, the State has added approximately 185,000 jobs. Employment growth has been hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility, and defense industries. Personal income increased substantially in 1992 and 1993, aided significantly by large bonus payments in banking and financial industries.

         The national economy performed better in 1994 than in any year since the recovery began in 1991. National job and income growth were substantial. In response, the Federal Reserve Board shifted to a policy of monetary tightening by raising interest rates throughout the year. As a result, the national economic growth is expected to weaken, but not turn negative, during the course of 1995 before beginning to rebound by the end of the year. This dynamic is often described as a "soft landing." The overall rate of growth of the national economy during calendar year 1995 will be slightly below the "consensus" of a widely followed survey of national economic forecasters. Growth in the real gross domestic product during 1995 is projected to be moderate (3.0 percent), with declines in defense spending and net exports more than offset by increases in consumption and investment. Continuing efforts by business and government to reduce costs are expected to exert a drag on economic growth. Inflation, as measured by the Consumer Price Index, is projected to remain about 3 percent due to moderate wage growth and foreign competition. Personal income and wages are projected to increase by about 6 percent or more.

         The State  economy had a mixed  performance  during 1994.  The moderate employment growth that characterized 1993 continued into mid-1994, then virtually ceased. New York's economy is expected to continue to expand modestly during 1995, but there will be a pronounced slow-down during the course of the year. Although industries that export goods and services abroad are expected to benefit from the lower dollar, growth will be slowed by government cutbacks at all levels. On an average annual basis, employment growth will be about the same as 1994. Both personal income and wages are expected to record moderate gains in 1995. Bonus payments in the securities industry are expected to increase from last year's depressed level. Personal income rose 4.0 percent in 1994.

         The State has for many years had a very high State and local tax burden relative to other States. The State and its localities have used these taxes to develop and maintain their transportation networks, public schools and colleges, public health systems, other social services and recreational facilities. Despite these benefits, the burden of State and local taxation, in combination with the many other causes of regional economic dislocation, may have contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State.

         To stimulate the State's economic growth, the State has developed programs, including the provision of direct financial assistance, designed to assist businesses to expand existing operations located within the State and to attract new businesses to the State. Local industrial development agencies raised an aggregate of approximately $7.8 billion in separate tax-exempt bond issues through December 31, 1993. There are currently over 100 county, city, town and village agencies. In addition, the New York State Urban Development Corporation is empowered to issue, subject to certain State constitutional restrictions and to approval by the Public Authorities Control Board, bonds and notes on behalf of private corporations for economic development projects. The State has also taken advantage of changes in Federal bank regulations to establish a free international banking zone in the City.

         In addition, the State has provided various tax incentives to encourage business relocation and expansion. These programs include direct tax abatements from local property taxes for new facilities (subject to locality approval) and investment tax credits that are applied against the State corporation franchise tax. Furthermore, legislation passed in 1986 authorizes the creation of up to 40 "economic development zones" in economically distressed regions of the State. Businesses in these zones are provided a variety of tax and other incentives to create jobs and make investments in the zones.

STATE FINANCIAL PLAN

         The  State  Constitution   requires  the  Governor  to  submit  to  the
Legislature a balanced Executive Budget which contains a complete plan of expenditures (the "State Financial Plan") for the ensuing fiscal year and all moneys and revenues estimated to be available therefor, accompanied by bills containing all proposed appropriations or reappropriations and any new or modified revenue measures to be enacted in connection with the Executive Budget. A final budget must be approved before the statutory deadline of April 1. The State Financial Plan is updated quarterly pursuant to law.

         The State's fiscal year, which commenced on April 1, 1995, and ends on March 31, 1996, is referred to herein as the State's 1995-96 fiscal year.

         The State's budget for the 1995-96 fiscal year was enacted by the Legislature on June 7, 1995, more than two months after the start of the fiscal year. Prior to adoption of the budget, the Legislature enacted appropriations for disbursements considered to be necessary for State operations and other purposes, including all necessary appropriations for debt service. The State Financial Plan for the 1995-96 fiscal year was formulated on June 20, 1995, and is based on the State's budget as enacted by the Legislature and signed into law by the Governor. The State Financial Plan will be updated quarterly pursuant to law in July, October and January.

         The 1995-96 budget is the first to be enacted in the administration of the Governor, who assumed office on January 1. It is the first budget in over half a century which proposed and, as enacted, projects an absolute year-over-year decline in General Fund disbursements. Spending for State operations is projected to drop even more sharply, by 4.6 percent. Nominal spending from all State funding sources (I.E., excluding Federal aid) is proposed to increase by only 2.5 percent from the prior fiscal year, in contrast to the prior decade when such spending growth averaged more than 6.0 percent annually.

         In his Executive Budget, the Governor indicated that in the 1995-96 fiscal year, the State Financial Plan, based on then-current law governing spending and revenues, would be out of balance by almost $4.7 billion, as a result of the projected structural deficit resulting from the ongoing disparity between sluggish growth in receipts, the effect of prior-year tax changes, and the rapid acceleration of spending growth; the impact of unfunded 1994-95 initiatives, primarily for local aid programs; and the use of one-time solutions, primarily surplus funds from the prior year, to fund recurring spending in the 1994-95 budget. The Governor proposed additional tax cuts, to spur economic growth and provide relief for low- and middle-income tax payers, which were larger than those ultimately adopted, and which added $240 million to the then projected imbalance or budget gap, bringing the total to approximately $5 billion.

         This gap is projected to be closed in the 1995-96 State Financial Plan based on the enacted budget, through a series of actions, mainly spending reductions and cost containment measures and certain reestimates that are expected to be recurring, but also through the use of one-time solutions. The State Financial Plan projects (i) nearly $1.6 billion in savings from cost containment, disbursement reestimates, and other savings in social welfare programs, including Medicaid, income maintenance and various child and family care programs; (ii) $2.2 billion in savings from State agency actions to reduce spending on the State work force, SUNY and CUNY, mental hygiene programs, capital projects, the prison system and fringe benefits; (iii) $300 million in savings from local assistance reforms, including actions affecting school aid and revenue sharing while proposing program legislation to provide relief from certain mandates that increase local spending; (iv) over $400 million in revenue measures, primarily a new Quick Draw Lottery game, changes to tax payment schedules, and the sale of assets; and (v) $300 million from reestimates in receipts.

         The Executive Budget indicates that for years State revenues have grown at a slower rate than State spending, producing an increasing structural deficit, and that as the Executive Budget is enacted, the State will start to eliminate the structural imbalance that has characterized the State's fiscal record. There can, however, be no assurances that the tax and spending cuts will eliminate potential imbalances in future fiscal years. The Governor's recommended multi-year personal income tax cuts are designed to reduce the yield on that tax by about one-third by 1998, and could require significant additional spending cuts in those years, increased economic growth to provide additional revenues, additional revenue measures, or a combination of those factors.

         GOVERNMENT FUNDS

         The four governmental fund types that comprise the State Financial Plan are the General Fund, the Special Revenue Funds, the Capital Projects Funds, and the Debt Service Funds.

         GENERAL FUND RECEIPTS

         The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. In the State's 1995-96 fiscal year, the General Fund is expected to account for approximately 49 percent of total governmental-funded disbursements and 71 percent of total State-funded disbursements. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service on long-term bonds, where these costs are not funded from other sources.

         The Financial Plan for the 1995-96 fiscal year released on February 1, 1995, projects General Fund receipts, including transfers from other funds, of $33.110 billion, a reduction of $48 million from the total receipts in the 1994-95 fiscal year. Tax receipts are projected at $29.793 billion for the 1995-96 fiscal year. Although growth in the base for tax receipts is expected to accelerate during the 1995-96 fiscal year, tax receipts are expected to fall by
3.5 percent, principally due to the combined effect of implementing during the 1995-96 fiscal year (1) a portion of the tax reductions originally enacted in 1987 and deferred each year since 1990, (2) additional tax cuts to prevent tax increases also originally enacted in 1987 from taking effect and (3) the proposed employer day care credit ($5 million), together with the incremental cost of the tax reductions enacted in 1994 (more than $500 million), which effectively negate the effect of projected growth in the recurring revenue base. In addition, certain nonrecurring revenues in the 1994-95 receipts base, including the 1993-94 surplus of $1.026 billion, additional earmarking to dedicated funds (more than $210 million) and other miscellaneous one-time receipts (more than $100 million) are not available in the 1995-96 fiscal year, thereby reducing potential year-over-year growth by another 4 percentage points.

         The projected yield of personal income tax in the 1995-96 fiscal year of $17.285 billion is a decrease of $305 million from reported collections in the State's 1994-95 fiscal year. The decrease reflects both the effects of the tax reductions and the fact that reported collections in the preceding year were affected by net refund reserve transactions that buoyed collections in that year by $862 million that will be unavailable in the current year. Without these changes, the yield of the tax would have grown by more than $1.0 billion (6 percent), reflecting liability growth for the 1995 tax year projected at approximately the same rate. The income base for the tax is projected to rise approximately 5 percent for the 1995 tax year. Personal income tax receipts showed a sharp increase in 1994-95 and are expected to decline in 1995-96. Personal income tax reductions recommended in the Executive Budget are projected to produce taxpayer savings of $720 million in calendar year 1995 reflecting the scheduled implementation of the 1987 tax reductions. The tax reductions recommended by the Governor are part of a multi-year program designed to reduce the yield of the income tax by about one-third by 1998.

         Receipts in user taxes and fees in the State's 1995-96 fiscal year are expected to total $6.697 billion, an increase of $73 million from reported 1994-95 results. Growth in user taxes and fees is expected to slow to about 1 percent in 1995-96, reflecting nearly $70 million of additional tax relief in this category in the coming year resulting from tax reductions enacted in 1994, the absence of extraordinary audit collections received in 1994-95, and a slowdown in the underlying growth rate of sales and use tax collections, offset by a projected improvement of $41 million as a result of recommended legislation to enhance sales tax collection procedures. Business tax receipts are projected at $4.709 billion, a decline of $360 million from reported 1994-95 results. The decline in the 1995-96 fiscal year largely reflecting the effect of tax reductions enacted in 1994.

         Total receipts from other taxes in the State's 1995-96 fiscal year are projected at $1.102 billion, $6 million less than in the preceding year. The estimates reflect 1994 and 1995 legislation reducing the burden of the real property gains tax and the estate tax as well as diversion of a portion of the real estate transfer tax proceeds to the Environmental Protection Fund. Miscellaneous receipts in the State's 1995-96 fiscal year are expected to total $1.596 billion, an increase of $335 million above the amount received in the prior State fiscal year. Growth in overall collections from miscellaneous receipts in the coming fiscal year is expected to result largely from several discrete actions involving settlement of environmental litigation, the recommended merger of public authorities, and transactions with the Power
Authority, which together account for over $200 million of projected miscellaneous receipts anticipated in 1995-96. Transfers from other funds continue at prior year levels, with the addition of the transfer of $220 million in excess funds from the Metropolitan Mass Transportation Operating Assistance Fund.

         GENERAL FUND DISBURSEMENTS

         General Fund disbursements are projected to total $33.055 billion in 1995-96, a decrease of $344 million from the total amount disbursed in the prior fiscal year. This decline reflects a broad agenda of cost containment actions, more than offsetting modest increases for fixed costs, such as pensions, debt service on bonds sold during the current year and capital projects under construction.

         Disbursements from grants to local governments are projected to total $22.910 billion in the 1995-96 State Financial Plan, a decrease of $392 million from 1994-95 levels. Although spending in this category is reduced, direct payments to local governments, including school aid and revenue sharing are maintained largely at last year's levels. This category of the State Financial Plan includes $10.823 billion in aid for elementary, secondary, and higher education. Costs for social services, such as Medicaid, income maintenance and child support services account for $8.706 billion. Remaining disbursements primarily support community-based mental hygiene programs, community and public health programs, local transportation programs, and revenue sharing.

         Significant decreases from the prior year result largely from cost containment initiatives in Medicaid and other social welfare programs. Payments for Medicaid from the General Fund are projected to be $506 million lower than in 1994-95. $128 Million in operating aid to the New York City Transit Authority will be eliminated, matching the reduction in New York City support of the Authority.

         Spending for State operations is projected at $6.020 billion, a decrease of $288 million. Recommendations in the Executive Budget reduce the work force by approximately 3,200 positions (most of which reduce disbursements in this category).

         Spending for general State charges is projected at $2.080 billion in the 1995-96 State Financial Plan, and are virtually unchanged from the 1994-95 level. The budgeted amount for general State charges assumes the use of $110 million from a special reserve for pension supplementation, established in 1970 and funded through State and local employer contributions in the early 1970's, to offset the State's pension contribution. The Comptroller, as sole trustee of the Common Retirement Fund and administrative head of the Retirement System, is in the process of reviewing the legislation that directs the use of these reserves to determine whether or not to commence legal proceedings to prevent such proposed use in the enacted 1995-96 State budget as a violation of the State Constitution, and there is a substantial likelihood that he will do so. The Executive considers the proposed use of these reserves to be a credit for prior-year supplementation payments and, therefore, in compliance with the State Constitution.

         Debt service in the General Fund for 1995-96 reflects only the $9 million interest cost of the State's commercial paper program. No cost is included for a TRAN borrowing, since none is expected to be undertaken. General Fund debt service on short-term obligations of the State reflects the elimination of the State's spring borrowing. Transfers in support of debt service are projected to total $1.583 billion, and increase of $157 million. This increase is heightened by the use of one-time reimbursements from other funds in the 1994-95 fiscal year. Transfers in support of capital projects are projected to total $375 million, an increase of $169 million, which reflects significant investments in both new and ongoing capital programs. All other transfers are projected to total $78 million, an increase of $9 million from 1994-95 levels.

         The 1995-96 opening fund balance of $158 million includes $157 million which is reserved in the Tax Stabilization Reserve Fund, as well as $1 million which is reserved in the Contingency Reserve Fund. The Contingency Reserve Fund was established in 1993-94 to set aside moneys to address adverse judgments or settlements resulting from litigation against the State. The closing fund balance in the General Fund of $213 million reflects a balance of $172 million in the Tax Stabilization Reserve Fund, following an additional payment of $15 million during the year, and a balance of $41 million in the Contingency Reserve Fund.

         The 1995-96 Financial Plan includes over $600 million in non-recurring resources. These actions include items discussed above, as well as retroactive Federal reimbursements and some non-recurring social welfare cost containment actions. The Budget Division believes that recommendations included in the Executive Budget will provide fully annualized savings in 1996-97 that more than offset the non-recurring resources used in 1995-96.

         SPECIAL REVENUE FUNDS

         Special Revenue Funds are used to account for the proceeds of specific revenue sources such as Federal grants that are legally restricted, either by the Legislature or outside parties, to expenditures for specified purposes. For 1995-96, the State Financial Plan projects disbursements of $26.002 billion from these funds, an increase of $1.641 billion over 1994-95 levels. Disbursements from Federal funds, primarily the Federal share of Medicaid and other social services programs, are projected to total $19.209 billion in the 1995-96 fiscal year. Remaining projected spending of $6.793 billion primarily reflects aid to SUNY supported by tuition and dormitory fees, education aid funded from lottery receipts, operating aid payments to the Metropolitan Transportation Authority funded from the proceeds of dedicated transportation taxes, and costs of a variety of self-supporting programs which deliver services financed by user fees.

         CAPITAL PROJECTS FUNDS

         Capital Projects Funds are used to account for the financial resources used for the acquisition, construction, or rehabilitation of major state capital facilities and for capital assistance grants to certain local government or public authorities. This fund type consists of the Capital Projects Fund, which is supported by tax dollars transferred from the General Fund, and 37 other capital funds established to distinguish specific capital construction purposes supported by other revenues.

         Disbursements from the Capital Projects Funds in 1995-96 are projected at $4.160 billion, an increase of $541 million over prior-year levels. Spending for capital projects will be financed through a combination of sources: Federal grants, public authority bond proceeds, general obligation bond proceeds, and current revenues. Total receipts in this fund type are projected at $4.170 billion, not including $364 million expected to be available from the proceeds of general obligation bonds.

         DEBT SERVICE FUNDS

         Debt Service Funds are used to account for the payment of principal of, and interest on, long-term debt of the State and to meet commitments under lease-purchase and other contractual-obligation financing arrangements. Disbursements are estimated at $2.506 billion in the 1995-96 fiscal year, an increase of $303 million from 1994-95. The transfer from the General Fund of $1.583 billion is expected to finance 63 percent of these payments. The remaining payments are expected to be financed by pledged revenues, including $1.794 billion in taxes, $228 million in dedicated fees, and $2.200 billion in patient revenues, including transfers of Federal reimbursements. After impoundment for debt service, as required, $3.481 billion is expected to be transferred to the General Fund and other funds in support of State operations. The largest transfer - $1.761 billion - is made to the Special Revenue Fund type, in support of operations of the mental hygiene agencies. Another $1.341 billion in excess sales taxes is expected to be transferred to the General Fund, following payment of projected debt service on bonds of LGAC.

         The increase in debt service costs recommended in the Executive Budget primarily reflects prior capital commitments financed by bonds issued by the State and State-supported debt issued by its public authorities, and the completion of the LGAC program. The increase has been moderated by the reductions to bond-financed capital spending as discussed above, and reflects debt issuances in 1994-95 and 1995-96 which are lower than they would have been, absent the Governor's review of capital spending.

         CASH FLOW

         For the second time in many years, the State will meet its cash flow needs without relying on a spring borrowing. However, this achievement is predicated on two actions: the issuance of all remaining LGAC bonds authorized in the 1990 statute; and the passage of proposed legislation permitting the State to use, for cash flow purposes only, balances in the Lottery Fund. Temporary transfers will be returned within five months so that all available Lottery moneys as well as advances of additional aid can be paid to school districts in September.

         The lingering impact of the 1994-95 receipts shortfall -- as well as the impact of the potential $5 billion 1995-96 imbalance on cash operations -- exerts substantial pressures on the State's cash balance position in the first three months of the fiscal year. These pressures are expected to abate later in the 1995-96 fiscal year, as cash outlays decline from previous levels consistent with cost-savings initiatives proposed in the Executive Budget.

PRIOR FISCAL YEARS

         New York State's financial operations have improved during recent fiscal years. During the period 1989-90 through 1991-92, the State incurred General Fund operating deficits that were closed with receipts from the issuance of tax and revenue anticipation notes ("TRANs"). First, the national recession, and then the lingering economic slowdown in the New York and regional economy, resulted in repeated shortfalls in receipts and three budget deficits. For its 1992-93 and 1993-94 fiscal years, the State recorded balanced budgets on a cash basis, with substantial fund balances in each year as described below.

         1994-95 FISCAL YEAR

         The State's budget for the 1994-95 fiscal year was enacted by the Legislature on June 7, 1994, more than two months after the start of the fiscal year.

Prior to adoption of the budget, the Legislature enacted appropriations for disbursements considered to be necessary for State operations and other purposes, including all necessary appropriations for debt service.

         The 1994-95 budget contained a significant investment in efforts to spur economic growth. The budget included provisions to reduce the level of business taxation in New York, with cuts in the corporate tax surcharge, the alternative minimum tax imposed on business and the petroleum business tax, repeal of the State's hotel occupancy tax, and reductions in the real property gains tax to stimulate construction and facilitate the real estate industry's access to capital. Complementing the elimination of the hotel tax was a $10 million investment of State funds in the "I Love New York" program designed to spur tourism activity throughout the State.

         To help strengthen the State's economic recovery, the 1994-95 budget also included more than $200 million in additional funding for economic development programs. Special emphasis was placed on programs intended to enable New York State to: (i) invest in high technology industries; (ii) expand access to foreign markets; (iii) strengthen assistance to small businesses, particularly those owned by women and minorities; (iv) retain and attract new manufacturing jobs; (v) help companies and communities impacted by continued cutbacks in Federal defense spending and ongoing corporate downsizings; and (vi) bolster the tourism industry. In addition, the budget included increased levels of support for programs to rebuild and maintain State infrastructure, and provisions to create 21 new economic development zones.

         New York State ended its 1994-95 fiscal year with the General Fund in balance. The closing fund balance of $158 million reflects $157 million in the Tax Stabilization Reserve Fund and $1 million in the Contingency Reserve Fund ("CRF"). The CRF was established in State Fiscal year 1993-94, funded partly with surplus moneys, to assist the State in financing the 1994-95 fiscal year costs of extraordinary litigation known or anticipated at that time; the opening fund balance in State fiscal year 1994-95 was $265 million. The $241 million change in the fund balance reflects the use of $264 million in the CRF as planned, as well as the required deposit of $23 million to the Tax Stabilization Reserve Fund. In addition, $278 million was on deposit in the tax refund reserve account, $250 million of which was deposited at the end of the State's 1994-95 fiscal year to continue the process of restructuring the State's cash flow as part of the LGAC program.

         Compared to the State Financial Plan for 1994-95 as formulated on June 16, 1994, reported receipts fell short of original projections by $1.163 billion, primarily in the categories of personal income and business taxes. Of this amount, the personal income tax accounts for $800 million, reflecting weak estimated tax collections and lower withholding due to reduced wage and salary growth, more severe reductions in brokerage industry bonuses than projected earlier, and deferral of capital gains realizations in anticipation of potential Federal tax changes. Business taxes fell short by $373 million, primarily reflecting lower payments from banks as substantial overpayments of 1993 liability depressed net collections in the 1994-95 fiscal year. These shortfalls were offset by better performance in the remaining taxes, particularly the user taxes and fees, which exceeded projections by $210 million. Of this amount, $227 million was attributable to certain restatements for accounting treatment purposes pertaining to the CRF and LGAC; these restatements had no impact on balance in the General Fund.

         Disbursements were also reduced from original projections by $848 million. After adjusting for the net impact of restatements relating to the CRF and LGAC which raised disbursements by $38 million, the variance is $886 million. Well over two-thirds of this variance is in the category of grants to local governments, primarily reflecting the conservative nature of the original estimates of projected costs for social services and other programs. Lower education costs are attributable to the availability of $110 million in additional lottery proceeds and the use of LGAC bond proceeds.

         The spending reductions also reflect $188 million in actions initiated in January 1995 by the Governor to reduce spending to avert a potential gap in the 1994-95 State Financial Plan. These actions included savings from a hiring freeze, halting the development of certain services, and the suspension of nonessential capital projects. These actions, together with $71 million in other measures comprised the Governor's $259 million gap-closing plan, submitted to the Legislature in connection with the 1995-96 Executive Budget.

         1993-94 FISCAL YEAR

         The State ended its 1993-94 fiscal year with a balance of $1.140 billion in the tax refund reserve account, $265 million in its Contingency Reserve Fund and $134 million in its Tax Stabilization Reserve Fund. These fund balances were primarily the result of an improving national economy, State employment growth, tax collections that exceeded earlier projections and disbursements that were below expectations. Deposits to the personal income tax refund reserve have the effect of reducing reported personal income tax receipts in the fiscal year when made and withdrawals from such reserve increase receipts in the fiscal year when made. The balance in the tax refund reserve account will be used to pay taxpayer refunds, rather than drawing from 1994-95 receipts.

         1992-93 FISCAL YEAR

         The State ended its 1992-93 fiscal year with a balance of $671 million in the tax refund reserve account and $67 million in the Tax Stabilization Reserve Fund. The State's 1992-93 fiscal year was characterized by performance that was better than projected for the national and regional economies. National gross domestic product, State personal income, and State employment and unemployment performed better than originally projected in April 1992. This favorable economic performance, particularly at year end, combined with a tax-induced acceleration of income into 1992, was the primary cause of the General Fund surplus. Personal income tax collections were more than $700 million higher than originally projected (before reflecting the tax refund reserve account transaction), primarily in the withholding and estimated payment components of the tax. There were, however, large and mainly offsetting variances in other categories of receipts.

CERTAIN LITIGATION

         Certain litigation pending against New York or its officers or employees could have a substantial or long-term adverse effect on New York finances. Among the more significant of these cases are those that involve: (i) the validity of agreements and treaties by which various Indian tribes transferred to New York title to certain land in New York; (ii) certain aspects of New York's Medicaid rates and regulations, including reimbursements to providers of mandatory and optional Medicaid services, and the eligibility for and nature of home care services; (iii) challenges to provisions of Section 2807-C of the Public Health Law, which impose a 13% surcharge on inpatient hospital bills paid by commercial  insurers and employee  welfare  benefit plans and portions of Chapter 55 of the laws of 1992, which require hospitals to impose and remit to the State an 11% surcharge on hospital bills paid by commercial insurers and which require health maintenance organizations to remit to the State a surcharge of up to 9%; (iv) an action against the State of New York and New York City officials alleging that the present level of shelter allowance  for  public  assistance  recipients  is  inadequate  under  statutory standards to maintain proper housing; (v) challenges to the practice of reimbursing certain Office of Mental Health patient care expenses from the client's Social Security benefits; (vi) alleged responsibility of New York officials to assist in remedying racial segregation in the City of Yonkers;
(vii) a challenge to the constitutionality of financing programs of the Thruway Authority authorized by Chapters 166 and 410 of the Laws of 1991; and (viii) a claim that the State's Department of Environmental Conservation prevented the completion of a cogeneration facility by the projected date by failing to provide data in a timely manner and that the plaintiff thereby suffered damages. In addition, aspects of petroleum business taxes are the subject of administrative claims and litigation.

THE CITY OF NEW YORK

         The fiscal health of the State of New York is closely related to the fiscal health of its localities, particularly the City, which has required and continues to require significant financial assistance from New York. The City's independently audited operating results for each of its 1981 through 1993 fiscal years showed a General Fund surplus reported in accordance with GAAP. In addition, the City's financial statements for the 1993 fiscal year received an unqualified opinion from the City's independent auditors, the eleventh consecutive year the City received such an opinion.

         The 1996-1999 Financial Plan reflects a program of proposed actions by the City to close the gaps between projected revenues and expenditures of $888 million, $1.5 billion and $1.4 billion for the 1997, 1998 and 1999 fiscal years, respectively. These actions, a substantial number of which are not specified in detail, include additional agency spending reductions, reduction in entitlements, government procurement initiatives, revenue initiatives and the availability of the general reserve.

         The Office of the State Deputy Comptroller for the City of New York (the "OSDC") and the State Financial Control Board continue their respective budgetary oversight activities.

         In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among those actions, the State established the Municipal Assistance Corporation for the City of New York (the "MAC") to provide financing assistance to the City; the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs; the Office of the State Deputy Comptroller for the City of New York to assist the Control Board in exercising its powers and responsibilities; and a "Control Period" from 1975 to 1986 during which the City was subject to certain statutorily-prescribed fiscal-monitoring arrangements. Although the Control Board terminated the Control Period in 1986 when certain statutory conditions were met, thus suspending certain Control Board powers, the Control Board, MAC and OSDC continue to exercise various fiscal-monitoring functions over the City, and upon the occurrence or "substantial likelihood and imminence" of the occurrence of certain events, including, but not limited to a City operating budget deficit of more than $100 million, the Control Board is required by law to reimpose a Control Period. Currently, the City and its Covered Organizations (I.E., those which receive or may receive monies from the City directly, indirectly or contingently) operate under a four-year financial plan which the City prepares annually and periodically updates.

         The staffs of the OSDC and the Control Board issue periodic reports on the City's financial plans, as modified, analyzing forecasts of revenues and expenditures, cash flow, and debt service requirements, as well as compliance with the financial plan, as modified, by the City and its Covered Organizations. OSDC staff reports issued during the mid-1980's noted that the City's budgets benefitted from a rapid rise in the City's economy, which boosted the City's collection of property, business and income taxes. These resources were used to increase the City's work force and the scope of discretionary and mandated City services. Subsequent OSDC staff reports examined the 1987 stock market crash and the
 1989-92 recession, which affected the New York City region more severely than the nation, and attributed an erosion of City revenues and increasing strain on City expenditures to that recession. According to a recent OSDC staff report, the City's economy is now slowly recovering, but the scope of that recovery is uncertain and unlikely, in the foreseeable future, to match the expansion of the mid-1980's. Also, staff reports of OSDC and the Control Board have indicated that the City's recent balanced budgets have been accomplished, in part, through the use of non-recurring resources, tax increases and additional State assistance; that the City has not yet brought its long-term expenditures in line with recurring revenues; and that the City is therefore likely to continue to face future projected budget gaps requiring the City to increase revenues and/or reduce expenditures. According to the most recent staff reports of OSDC and the Control Board, during the four-year period covered by the current financial plan, the City is relying on obtaining substantial resources from initiatives needing approval and cooperation of its municipal labor unions, Covered Organizations, and City Council, as well as the State and Federal governments, among others.

         The City requires significant amounts of financing for seasonal and capital purposes. The City issued $1.75 billion of notes for seasonal financing purposes during its fiscal year ending June 30, 1994. The City's capital financing program projects long-term financing requirements of approximately $17 billion for the City's fiscal years 1995 through 1998. The major capital requirements include expenditures for the City's water supply and sewage disposal systems, roads, bridges, mass transit, schools, hospitals and housing.

OTHER LOCALITIES

         In addition to the City, certain localities, including the City of Yonkers, could have financial problems leading to requests for additional State assistance during the State's 1995-96 fiscal year and thereafter.. Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1993, the total indebtedness of all localities in the State other than New York City was approximately $17.7 billion.

         From time to time, Federal expenditure reductions could reduce, or in some cases, eliminate, Federal funding of some local programs, and, accordingly, might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the public authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing State assistance in the future.

AUTHORITIES

         The fiscal stability of the State is related, in part, to the fiscal stability of its public authorities. Public authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself and may issue bonds and notes within the amounts, and as otherwise restricted by, their legislative authorization. As of September 30, 1994, there were 18 public authorities that had aggregate outstanding debt of $70.3 billion
 . Some authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs.

         The Metropolitan Transit Authority (the "MTA"), which receives the bulk of the appropriated moneys from the State,

         oversees the operation of the City's bus and subway system by its affiliates, the New York City Transit Authority and Manhattan and Bronx Surface Transit Operating Authority (collectively, the "TA").

The MTA has depended and will continue to depend upon Federal, state and local government support to operate the transit system because fare revenues are insufficient.

         Over the past  several  years,  the State  has  enacted  several  taxes
(including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county region served by the MTA and a special one-quarter of one percent regional sales and use tax) that provide additional revenues for mass transit purposes, including assistance to the MTA. In addition, a one-quarter of one percent regional mortgages recording tax paid on certain mortgages creates an additional source of recurring revenues for the MTA. Further, in 1993, the State dedicated a portion of the State petroleum business tax to assist the MTA. For the 1995-96 State fiscal year, total State assistance to the MTA is estimated at approximately $1.1 billion.

         In 1993, State legislation authorized the funding of a five-year $9.56 billion MTA capital plan for the five-year period, 1992 through 1996 (the "1992-96 Capital Program"). The MTA has received approval of the 1992-96 Capital Program based on this legislation from the 1992-96 Capital Program Review Board, as State law requires. This is the third five-year plan since the Legislature authorized procedures for the adoption, approval and amendment of a five-year plan in 1981 for a capital program designed to upgrade the performance of the MTA's transportation systems and to supplement, replace and rehabilitate facilities and equipment. The MTA, the Triborough Bridge and Tunnel Authority, and the TA are collectively authorized to issue an aggregate of $3.1 billion of bonds (net of certain statutory exclusions) to finance a portion of the 1992-96 Capital Program. The 1992-96 Capital Program is expected to be financed in significant part through dedication of State petroleum business taxes referred to above.


         There can be no assurance that all the necessary governmental actions for the Capital Program will be taken, that funding sources currently identified will not be decreased or eliminated, or that the 1992-96 Capital Program, or parts thereof, will not be delayed or reduced. Furthermore, the power of the MTA to issue certain bonds expected to be supported by the appropriation of State petroleum business taxes is currently the subject of a court challenge. If the Capital Program is delayed or reduced, ridership and fare revenues may decline, which could, among other things, impair the MTA's ability to meet its operating expenses without additional State assistance.

                              REPUBLIC EQUITY FUND

                               6 St. James Avenue
                           Boston, Massachusetts 02116

               General
                 and                          (800) 782-8183 (Toll Free)
          Account Information


             Republic National Bank of New York - Investment Manager
                          ("Republic" or the "Manager")

                   Lord, Abbett & Co. - Investment Sub-Adviser
                      ("Lord Abbett" or the "Sub-Adviser")

                    Signature Broker-Dealer Services, Inc. -
                     Administrator, Distributor and Sponsor
               ("Signature" or the "Distributor" or the "Sponsor")

                       STATEMENT OF ADDITIONAL INFORMATION


         Republic Equity Fund (the "Fund") is a separate series (portfolio) of the Republic Funds (the "Trust"), an open-end, management investment company which currently consists of six portfolios, each of which has different and distinct investment objectives and policies. The Fund is described in this Statement of Additional Information.


         The investment objective of the Fund is long-term growth of capital and income without excessive fluctuations in market value. The Fund seeks its objective by investing in securities selling at reasonable prices in relation to value. The Fund will normally invest in common stocks of large, seasoned companies in sound financial condition which are expected to show above-average price appreciation. There can be no assurance that the investment objective of the Fund will be achieved.

         Shares of the Fund are continuously offered for sale by the Distributor at net asset value with no sales charge (i) directly to the public, (ii) to customers of a financial institution, such as a federal or state-chartered bank, trust company or savings and loan association that has entered into a shareholder servicing agreement with the Trust (collectively, "Shareholder Servicing Agents"), and (iii) to customers of a securities broker that has entered into a dealer agreement with the Distributor.


         THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS ONLY AUTHORIZED FOR DISTRIBUTION WHEN PRECEDED OR ACCOMPANIED BY THE PROSPECTUS FOR THE FUND, DATED JANUARY 26, 1996 (the "Prospectus"). This Statement of Additional Information contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The Prospectus and Statement of Additional Information may be obtained without charge by writing or calling the Trust at the address and telephone number printed above.

         References in this Statement of Additional Information to the "Prospectus" are to the Prospectus, dated January 26, 1996, of the Trust by which shares of the Fund are offered. Unless the context otherwise requires, terms defined in the Prospectus have the same meaning in this Statement of Additional Information as in the Prospectus.



Dated: January 26, 1996                                                 FT4209F

                                TABLE OF CONTENTS

                                                                    PAGE

Investment Objective, Policies, Risks and Restrictions                1
         Convertible Securities ..................................... 1
         Portfolio Securities Loans.................................. 1
         Rule 144A Securities........................................ 2
         Risk Factors................................................ 3
         Investment Restrictions .................................... 4
         Percentage and Rating Restrictions ......................... 7

Performance Information ............................................. 7

Management of the Trust ............................................. 8
         Trustees and Officers ......................................10
         Investment Manager ........................................ 10
         Investment Sub-Adviser .................................... 11
         Distributor, Administrator and Sponsor .................... 12
         Shareholder Servicing Agents, Transfer Agent and
              Custodian ............................................ 13
         Expenses and Expense Limits ............................... 13

Valuation of Securities, Redemption in Kind ........................ 14

Taxation ........................................................... 15
         Federal Income Tax ........................................ 15
         Options ................................................... 16
         Investment in Passive Foreign Investment Companies          17
         Disposition of Shares ..................................... 18

Other Information .................................................. 19
         Capitalization ............................................ 19
         Voting Rights ............................................. 19
         Independent Auditors ...................................... 19
         Counsel ................................................... 20
         Registration Statement .................................... 20

Financial Statements ............................................... 20

Appendix ........................................................... A-1

             INVESTMENT OBJECTIVE, POLICIES, RISKS AND RESTRICTIONS

         The following information supplements the discussion of the investment objective and policies of the Fund discussed under the caption "Investment Objective, Risks and Policies" and the discussion of risks described under "Additional Risk Factors and Policies" in the Prospectus.

         The investment objective of the Fund is long-term growth of capital and income without excessive fluctuations in market value. The Fund seeks its objective by investing in securities selling at reasonable prices in relation to value. The Fund will normally invest in common stocks of large, seasoned companies in sound financial condition which are expected to show above-average price appreciation.

CONVERTIBLE SECURITIES

         The Fund may buy securities that are convertible into common stock. The following is a brief description of the various types of convertible securities in which the Fund may invest.

         CONVERTIBLE BONDS are issued with lower coupons than non-convertible bonds of the same quality and maturity, but they give holders the option to exchange their bonds for a specific number of shares of the company's common stock at a predetermined price. This structure allows the convertible bond holder to participate in share price movements in the company's common stock. The actual return on a convertible bond may exceed its stated yield if the company's common stock appreciates in value, and the option to convert to common shares becomes more valuable.

         CONVERTIBLE PREFERRED STOCKS are non-voting equity securities that pay a fixed dividend. These securities have a convertible feature similar to convertible bonds; however, they do not have a maturity date. Due to their fixed-income features, convertible issues typically are more sensitive to interest rate changes than the underlying common stock. In the event of liquidation, bondholders would have claims on company assets senior to those of stockholders; preferred stockholders would have claims senior to those of common stockholders.

         WARRANTS entitle the holder to buy the issuer's stock at a specific price for a specific period of time. The price of a warrant tends to be more volatile than, and does not always track, the price of its underlying stock. Warrants are issued with expiration dates. Once a warrant expires, it has no value in the market.

         RIGHTS represent a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is offered to the public.

PORTFOLIO SECURITIES LOANS

         The Fund may lend portfolio securities to registered broker-dealers. These loans may not exceed 30% of the Fund's total assets. The Fund's loans of securities will be collateralized by cash or marketable securities issued or guaranteed by the U.S. Government or its agencies ("U.S. Government Securities") or other permissible means. The cash or instruments collateralizing the Fund's loans of securities will be maintained at all times in an amount at least equal to the current market value of the loaned securities. From time to time, the Fund may allow a part of the interest received with respect to the investment of collateral received for securities loaned to the borrower and/or a third party that is not affiliated with the Fund and is acting as a "placing broker." No fee will be paid to affiliated persons of the Fund.

         By lending portfolio securities, the Fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in permissible investments, such as U.S. Government Securities or obtaining yield in the form of interest paid by the borrower when such U.S. Government Securities are used as collateral. The Fund will comply with the following conditions whenever it loans securities: (i) the Fund must receive at least 100% collateral from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable compensation with respect to the loan, as well as any dividends, interest or other distributions on the loaned securities; (iv) the Fund may pay only reasonable fees in connection with the loaned securities and (vi) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, the Fund's Board of Trustees must terminate the loan and regain the right to vote the securities.

RULE 144A SECURITIES

         The Fund may invest in securities qualifying for resale to "qualified institutional buyers" under Securities and Exchange Commission ("SEC") Rule 144A that are determined by the Board, or by the Sub-Adviser pursuant to the Board's delegation, to be liquid securities. The Board will review quarterly the liquidity of the investments the Fund makes in such securities.

PORTFOLIO TRANSACTIONS

         The Sub-Adviser is primarily responsible for portfolio decisions and the placing of portfolio transactions. The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities for the Fund. In placing orders for the Fund, the primary consideration is prompt execution of orders in an effective manner at the most favorable price, although the Fund does not necessarily pay the lowest spread or commission available. Other factors taken into consideration are the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities. To the extent consistent with applicable legal requirements, the Sub-Adviser may place orders for the purchase and sale of Fund investments for the Fund with Republic New York Securities Corporation, an affiliate of the Manager.

         As permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), the Sub-Adviser may cause the Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934 Act) to the Sub-Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction. For the period August 1, 1995 to October 31, 1995, no brokerage commissions were paid from the Fund.



         Investment decisions for the Fund and for the other investment advisory clients of the Sub-Adviser are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought for certain clients even though it could have been sold for other clients at the same time, and a particular security may be sold for certain clients even though it could have been bought for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. In some instances, one client may sell a particular security to another client. Two or more clients may simultaneously purchase or sell the same security, in which event each day's transactions in that security are, insofar as practicable, averaged as to price and allocated between such clients in a manner which in the Sub-Adviser's opinion is equitable to each and in accordance with the amount being purchased or sold by each. In addition, when purchases or sales of the same security for the Fund and for other clients of the Sub-Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantage available to large denomination purchases or sales. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients in terms of the price paid or received or of the size of the position obtainable.

RISK FACTORS

         As stated in the Prospectus, the Fund may invest in lower rated, high-yield, "junk" bonds. In general, the market for lower rated, high-yield bonds is more limited than the market for higher rated bonds, and because their markets may be thinner and less active, the market prices of lower rated, high-yield bonds may fluctuate more than the prices of higher rated bonds, particularly in times of market stress. In addition, while the market for high-yield, corporate debt securities has been in existence for many years, the market in recent years experienced a dramatic increase in the large-scale use of such securities to fund highly leveraged corporate acquisitions and restructurings. Accordingly, past experience may not provide an accurate indication of future performance of the high-yield bond market, especially during periods of economic recession. Other risks which may be associated with lower rated, high-yield bonds include their relative insensitivity to interest-rate changes; the exercise of any of their redemption or call provisions in a declining market which may result in their replacement by lower yielding bonds; and legislation, from time to time, which may adversely affect their market. Since the risk of default is higher among lower rated, high-yield bonds, the Sub-Adviser's research and analyses are important ingredients in the selection of lower rated, high-yield bonds. Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, investment risk can be reduced, although there is no assurance that losses will not occur. The Fund does not have any minimum rating criteria applicable to the fixed-income securities in which it invests. A description of the ratings used herein and in the Prospectus is set forth in the Appendix to this Statement of Additional Information.

INVESTMENT RESTRICTIONS

         The Trust (with respect to the Fund) has adopted the following investment restrictions which may not be changed without approval by holders of a "majority of the outstanding voting securities" of the Fund, which as used in this Statement of Additional Information means the vote of the lesser of (i) 67% or more of the outstanding "voting securities" of the Fund present at a meeting, if the holders of more than 50% of the outstanding "voting securities" are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding "voting securities." The term "voting securities" as used in this paragraph has the same meaning as in the Investment Company Act of 1940 ("1940 Act").

         As a matter of fundamental policy, the Fund may not (except that no investment restriction of the Fund shall prevent the Fund from investing all of its assets (other than assets which are not "investment securities" as defined in the 1940 Act) in an open-end investment company with substantially the same investment objectives):

         (1) invest in physical commodities or contracts on physical commodities;

         (2) purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate, other than real estate limited partnerships, and may purchase and sell marketable securities which are secured by interests in real estate;

         (3) make loans except for the lending of portfolio securities pursuant to guidelines established by the Board of Trustees and except as otherwise in accordance with the Fund's investment objective and policies;

         (4) borrow money, except from a bank as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes, provided that the Fund maintains asset coverage of at least 300% for all such borrowings;

         (5) underwrite the securities of other issuers (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 (the "1933 Act") in the disposition of restricted securities);

         (6) acquire any securities of companies within one industry, if as a result of such acquisition, more than 25% of the value of the Fund's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, when the Fund adopts a temporary defensive position;

         (7)       issue senior  securities,  except as permitted under the 1940
                   Act;

         (8) with respect to 75% of its assets, the Fund will not purchase securities of any issuer if, as a result, more than 5% of the Fund's total assets taken at market value would be invested in the securities of any single issuer; and

         (9) with respect to 75% of its assets, the Fund will not purchase a security if, as a result, the Fund would hold more than 10% of the outstanding voting securities of any issuer.

         The Fund is also subject to the following restrictions which may be changed by the Board of Trustees without shareholder approval. As a matter of non-fundamental policy, the Fund will not:

         (1) borrow money, except that the Fund may borrow for temporary or emergency purposes up to 10% of its net assets; provided, however, that the Fund may not purchase any security while outstanding borrowings exceed 5% of net assets;

         (2) sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options and futures contracts are not deemed to constitute short sales of securities;

         (3) purchase warrants, valued at the lower of cost or market, in excess of 10% of the value of its net assets. Included within that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants that are not listed on the New York or American Stock Exchanges or an exchange with comparable listing requirements. Warrants attached to securities are not subject to this limitation;

         (4) purchase securities on margin, except for use of short-term credit as may be necessary for the clearance of purchases and sales of securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures;

         (5) invest more than 15% of the Fund's net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable (excluding Rule 144A securities deemed by the Board of Trustees of the Trust to be liquid);

         (6) invest more than 15% of the Fund's total assets (taken at the greater of cost or market value) in (a) securities (including Rule 144A securities) that are restricted as to resale under the 1933 Act, and (b) securities that are issued by issuers which (including predecessors) have been in operation less than three years (other than U.S. Government securities), provided, however, that no more than 5% of the Fund's total assets are invested in securities issued by issuers which (including predecessors) have been in operation less than three years;

         (7) invest more than 10% of the Fund's total assets (taken at the greater of cost or market value) in securities (excluding Rule 144A securities) that are restricted as to resale under the 1933 Act;

         (8) purchase securities of any issuer if such purchase at the time thereof would cause the Fund to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts shall not be subject to this restriction;

         (9) invest for the purpose of exercising control over management of any company;

         (10) except by purchase in the open market involving only customary brokers' commissions or in connection with mergers, acquisitions of assets or consolidations and except as may otherwise be permitted by the 1940 Act; provided, however, that the Fund shall not invest in the shares of any open-end investment company unless (a) the Sub-Adviser waives any investment advisory fees with respect to such assets, and (b) the Fund pays no sales charge in connection with the investment;

         (11) invest more than 5% of its total assets in securities of issuers (other than securities issued or guaranteed by U.S. or foreign government or political subdivisions thereof) which have (with predecessors) a record of less than three years' continuous operations;

         (12) write or acquire options or interests in oil, gas or other mineral explorations or development programs or leases; and

         (14) write puts and calls on securities unless each of the following conditions are met: (a) the security underlying the put or call is within the investment policies of the Fund and the option is issued by the Options Clearing Corporation, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges;
                   (b) the aggregate value of the obligations underlying the put determined as of the date the options are sold shall not exceed 50% of the Fund's net assets; (c) the securities subject to the exercise of the call written by the Fund must be owned by the Fund at the time the call is sold and must continue to be owned by the Fund until the call has been exercised, has lapsed, or the Fund has purchased a closing call, and such purchase has been confirmed, thereby extinguishing the Fund's obligation to deliver securities pursuant to the call it has sold; and (d) at the time a put is written, the Fund establishes a segregated account with its custodian consisting of cash or short-term U.S. Government securities equal in value to the amount the Fund will be obligated to pay upon exercise of the put (this account must be maintained until the put is exercised, has expired, or the Fund has purchased a closing put, which is a put of the same series as the one previously written); and

         (15) buy and sell puts and calls on securities, stock index futures or options on stock index futures, or financial futures or options on financial futures unless such options are written by other persons and: (a) the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Fund's total net assets; and (c) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Fund's total assets.

PERCENTAGE AND RATING RESTRICTIONS

         If a percentage restriction or a rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities held by the Fund or a later change in the rating of a security held by the Fund is not considered a violation of policy, however the

Sub-Adviser will consider such change in its determination of whether to hold the security.

                             PERFORMANCE INFORMATION

         The Trust may, from time to time, include the yield and total return for the Fund, both computed in accordance with formulas prescribed by the SEC, in advertisements or reports to shareholders or prospective investors.

         Quotations of yield for the Fund will be based on all investment income per share (as defined by the SEC during a particular 30-day (or one month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                  YIELD = 2[( a-b + 1)6-1]
                              ---
                              cd

where             a =      dividends and interest earned during the period,

                  b =      expenses accrued for the period (net of
                           reimbursements),

                  c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and

                  d = the maximum offering price per share on the last day of the period.


         For the 30-day period ending October 31, 1995, the yield of the Fund was [ ]%.

         Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula: P (1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid. The Fund also may, with respect to certain periods of less than one year, provide total return information for that period that is unannualized. Any such information would be accompanied by standardized total return information. The total return of the Fund for the period from August 1, 1995 (commencement of operations) to October 31, 1995 was 2.75%.

         Performance information for the Fund may also be compared to various unmanaged indices, such as the Standard & Poor's Stock Index. Unmanaged indices (I.E., other than Lipper) generally do not reflect deductions for administrative and management costs and expenses. Comparative information may be compiled or provided by independent ratings services or by news organizations. Any performance information should be considered in light of the Fund's investment objective and policies, characteristics and quality of the Fund, and the market conditions during the given time period, and should not be considered to be representative of what may be achieved in the future.

                             MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS

         The principal occupations of the Trustees and executive officers of the Trust for the past five years are listed below. Asterisks indicate that those Trustees and officers are "interested persons" (as defined in the 1940 Act) of the Trust. The address of each, unless otherwise indicated, is 6 St. James Avenue, Boston, Massachusetts 02116.

FREDERICK C. CHEN, TRUSTEE

         126 Butternut Hollow Road, Greenwich, Connecticut 06830 - Management Consultant .


ALAN S. PARSOW*, TRUSTEE
         2222 Skyline Drive, Elkhorn, Nebraska 68022 - General Partner of Parsow Partnership, Ltd. (investments).

LARRY M. ROBBINS, TRUSTEE
         Wharton Communication Program, University of Pennsylvania, 336 Steinberg Hall-Dietrich Hall, Philadelphia, Pennsylvania 19104 - Director of the Wharton Communication Program and Adjunct Professor of Management at the Wharton School of the University of Pennsylvania.

MICHAEL SEELY, TRUSTEE
         405 Lexington Avenue, Suite 909, New York, New York 10174 - President of Investor Access Corporation (investor relations consulting firm).

PHILIP W. COOLIDGE*, PRESIDENT
         Chairman and Chief Executive Officer, Signature Financial Group, Inc. ("SFG"); Chairman and Chief Executive Officer, Signature (since April,
         1989).


 JOHN R. ELDER*, TREASURER
         Vice President, SFG (since

         April, 1995); Treasurer, Phoenix Family of Mutual Funds (prior to April, 1995).


LINDA T. GIBSON*, ASSISTANT SECRETARY

         Legal  Counsel  and  Assistant  Secretary,   SFG  (since  June,  1991);
         Assistant Secretary, Signature (since October, 1992); law student, Boston University School of Law (prior to May, 1992) .

JAMES E. HOOLAHAN*, VICE PRESIDENT
         Senior Vice President, SFG (since December, 1989).

JAMES S. LELKO*, ASSISTANT TREASURER
         Assistant Manager, SFG (since January, 1993); Senior Tax Compliance Accountant, Putnam Companies (since prior to December, 1992).

THOMAS M. LENZ*,  SECRETARY
         Senior Vice President and Associate General Counsel, SFG (since November, 1989); Assistant Secretary, Signature (since February, 1991)
         .


MOLLY S. MUGLER*, ASSISTANT SECRETARY
         Legal Counsel and Assistant Secretary, SFG; Assistant Secretary, Signature (since April, 1989).

BARBARA M. O'DETTE*, ASSISTANT TREASURER
         Assistant Treasurer, SFG; Assistant Treasurer,  Signature (since April,
         1989).

ANDRES E. SALDANA*, ASSISTANT SECRETARY

         Legal Counsel and Assistant Secretary, SFG (since November, 1992); Attorney, Ropes & Gray (September, 1990 to November, 1992) .

         Messrs. Coolidge, Elder, Lelko, Lenz and Saldana and Mss. Gibson, Mugler and O'Dette are also Trustees and/or officers of certain other investment companies of which Signature or an affiliate is the administrator.


                               COMPENSATION TABLE





                                  Pension or
                                  Retirement                       Total
                                  Benefits        Estimated        Compensation
                  Aggregate       Accrued as      Annual           From Trust
Name of           Compensation    Part of Fund    Benefits Upon    Paid to
TRUSTEE           FROM TRUST      EXPENSES        RETIREMENT       TRUSTEES
Frederick C. Chen   $6,700          none             none             $6,700

Alan S. Parsow      $6,700          none             none             $6,700

Larry M. Robbins    $6,700          none             none             $6,700

Michael Seely       $6,700          none             none             $6,700

         The compensation table above reflects the fees received by the Trustees from the Trust for the period from August 1, 1995 (commencement of operations) to October 31, 1995. The Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust will receive an annual retainer of $3,600 and a fee of $1,0001 for each meeting of the Board of Trustees or committee thereof attended.

         As of January 19, 1996, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of the Fund. As of the same date, the following shareholders of record owned 5% or more of the outstanding shares of the Fund (the Trust has no knowledge of the beneficial ownership of such shares): Kinco & Co. c/o Securities Services, One Hanson Place, Brooklyn, New York, 11243 - 98.0%.


         The Trust's Declaration of Trust provides that it will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their officers with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in wilful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

INVESTMENT MANAGER


         Republic is the investment manager to the Fund pursuant to an investment management agreement (the "Investment Management Contract") with the Trust. For its services, the Manager is paid a fee by the Fund, computed daily and based on the Fund's average daily net assets, equal on the annual basis to 0.175% of net assets. For the period from August 1, 1995 (commencement of operations) to October 31, 1995, investment management fees aggregated $6,118, of which the entire amount was waived.


         The Investment Management Contract will remain in effect until April 7, 1997, and will continue in effect thereafter from year to year with respect to the Fund, provided such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Fund or by the Trust's Board of Trustees, and (ii) by a majority of the Trustees of the Trust who are not parties to the Investment Management Contract or "interested persons" (as defined in the 1940 Act) of any such

------------
     1As of November 1, 1995, Trustee fee for each meeting of the Board of Trustees or committee thereof attended increased from $600 to $1,000.

party. The Investment Management Contract may be terminated with respect to the Fund without penalty by either party on 60 days' written notice and will terminate automatically if assigned.

         Republic is a wholly owned subsidiary of Republic New York Corporation, a registered bank holding company. No securities or instruments issued by Republic New York Corporation or Republic will be purchased for the Fund.

         Republic complies with applicable laws, regulations, and rulings of the U.S. Comptroller of the Currency relating to fiduciary powers of national banks. These regulations provide, in general, that assets managed by a national bank as fiduciary shall not be invested in stock or obligations of, or property acquired from, the bank, its affiliates or their directors, officers or employees or other persons with substantial connections with the bank. The regulations further provide that fiduciary assets shall not be sold or transferred, by loan or otherwise, to the bank or persons connected with the bank as described above. Republic, in accordance with federal banking laws, may not purchase for its own account securities of any investment company the investment adviser of which it controls, extend credit to any such investment company, or accept the securities of any such investment company as collateral for a loan to purchase such securities. Moreover, Republic, its officers and employees do not express any opinion with respect to the advisability of any purchase of such securities.

         The investment management services of Republic to the Fund are not exclusive under the terms of the Investment Management Contract. Republic is free to and does render investment management and advisory services to others.

INVESTMENT SUB-ADVISER

         Lord  Abbett,  as  the  Fund's  Sub-Adviser,  is  responsible  for  the investment management of the Fund's assets, including making investment decisions and placing orders for the purchase and sale of securities for the Fund directly with the issuers or with brokers or dealers selected by the Sub-Adviser in its discretion. See "Portfolio Transactions." Lord Abbett also furnishes to the Board of Trustees of the Trust, which has overall responsibility for the business and affairs of the Trust, periodic reports on the investment performance of the Fund.


         For its services, Lord Abbett receives from the Fund a fee, computed daily and based on the Fund's average daily net assets, at the annual rate of 0.325% of net assets up to $50 million, 0.25% of net assets over $50 million up to $100 million, 0.20% of net assets over $100 million up to $200 million, and 0.15% of net assets in excess of $200 million. For the period from August 1, 1995 (commencement of operations) to October 31, 1995, sub-advisory fees aggregated $11,363, of which the entire amount was reimbursed.

         The investment advisory services of Lord Abbett to the Fund are not exclusive under the terms of Lord Abbett's Subadvisory Agreement with Republic. Lord Abbett is free to and does render investment advisory services to others.

DISTRIBUTOR, ADMINISTRATOR AND SPONSOR

         The Distributor acts as agent for the Fund in the distribution of its shares and, in such capacity, continuously solicits orders for the sale of shares, advertises and pays the cost of advertising, office space and its personnel involved in such activities.

         The Distribution Plan adopted by the Trust (the "Plan") provides that it may not be amended to increase materially the costs which the Fund may bear pursuant to the Plan without approval by a majority vote of Fund shareholders and that other material amendments of the Plan must be approved by the Board of Trustees, and by a majority vote of the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the Trust nor have any direct or indirect financial interest in the operation of the Plan or in any related agreement ("Qualified Trustees"), by vote cast in person at a meeting called for the purpose of considering such amendments. The selection and nomination of the non-interested Trustees of the Trust has been committed to the discretion of the Trustees who are not "interested persons" of the Trust. The Plan has been approved, and is subject to annual approval, by a majority vote of the Board of Trustees and by a majority vote of the Qualified Trustees, by vote cast in person at a meeting called for the purpose of voting on the Plan. In adopting the Plan, the Trustees considered alternative methods to distribute shares of the Fund and to reduce the Fund's per share expense ratio and concluded that there was a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan is terminable with respect to the Fund at any time by a vote of a majority of the Qualified Trustees or by vote of the holders of a majority of the shares of the Fund.


         During the period from August 1, 1995 (commencement of operations) to October 31, 1995, the Fund spent a total of $6,835 on the following pursuant to the Plan: advertising, $0; printing and mailing of prospectuses to other than current shareholders, $6,835; compensation to underwriters, $0; compensation to broker-dealers, $0; compensation to sales personnel, $0; interest, carrying or other financing charges, $0; and other marketing expenses, $0. Total expenditures pursuant to the Plan as a percentage of average daily net assets during the same period were 0.20%.


         The Administrative Services Contract is terminable with respect to the Fund without penalty at any time by vote of a majority of the Trustees who are not "interested persons" of the

Trust and who have no direct or indirect financial interest in the Administrative Services Contract, upon not more than 60 days' written notice to the Sponsor or by vote of the holders of a majority of the shares of the Fund or upon 15 days' notice by the Sponsor. The Administrative Services Contract will terminate automatically in the event of its assignment. The Administrative Services Contract also provides that neither the Administrator nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administrative Services Contract.


         For the period from August 1, 1995 (commencement of operations) to October 31, 1995, Signature was paid an administrative services fees of $6,992, of which the entire amount was waived.


SHAREHOLDER SERVICING AGENTS, TRANSFER AGENT AND CUSTODIAN

         The Administrative Services Plan continues in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Administrative Services Plan or in any agreement related to such Plan ("Qualified Trustees"). The Administrative Services Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or by a majority vote of Fund shareholders. The Administrative Services Plan may not be amended to increase materially the amount of permitted expense thereunder without the approval of a majority of Fund shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees.

         The Board of Trustees of the Trust has also approved a Custodian Agreement and a Transfer Agency Agreement between the Trust and Investors Bank & Trust Company ("IBT") pursuant to which IBT will provide custodial, fund accounting, transfer agency, dividend disbursing and shareholder servicing services to the Trust and the Fund. The principal business address of IBT is 24 Federal Street, Boston, Massachusetts 02110.

         The Trust has entered into a shareholder servicing agreement with each Shareholder Servicing Agent. For additional information, including a description of the fees paid to Shareholder Servicing Agents, see "Management of the Trust - Shareholder Servicing Agents" in the Prospectus.

EXPENSES AND EXPENSE LIMITS

         Certain of the states in which shares of the Fund are expected to be qualified for sale impose limitations on the expenses of the Fund. If, in any fiscal year, the total expenses of the Fund (excluding taxes, interest, expenses under the Plan, brokerage commissions and other portfolio transaction expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles and extraordinary expenses, but including the advisory and administrative fees) exceed the expense limitations applicable to the Fund imposed by the securities regulations of any state, the Distributor and the Manager each will reimburse the Fund for 50% of the excess. The effective limitation on an annual basis with respect to the Fund is expected to be 2.5% on the first $30 million of the Fund's net assets, 2.0% on the next $70 million of such assets, and 1.5% on any excess above $100 million.

         Except for the expenses paid by the Manager and the Distributor, the Fund bears all costs of its operations. Trust expenses directly related to the Fund are charged to the Fund; other expenses are allocated proportionally among all the portfolios of the Trust in relation to the net asset value of the portfolios.

                   VALUATION OF SECURITIES; REDEMPTION IN KIND

         The net asset value of each of the shares of the Fund is determined on each day on which the New York Stock Exchange is open for trading. As of the date of this Statement of Additional Information, the New York Stock Exchange is open every weekday except for the days on which the following holidays are observed: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The value of each security for which readily available market quotations exists is based on a decision as to the broadest and most representative market for such security. The value of such security is based either on the last sale price on a national securities exchange, or, in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time net assets are valued. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. Debt securities are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by the Portfolio Trust. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All portfolio securities with a remaining maturity of less than 60 days are valued at amortized cost, which approximates market.

         The accounting records of the Fund are maintained in U.S. dollars. The market value of investment securities, other assets and liabilities and forward contracts denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rates at the end of the period. Purchases and sales of securities, income receipts, and expense payments are translated at the exchange rate prevailing on the respective dates of such transactions. Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received.

         The problems inherent in making a good faith determination of value are recognized in the codification effected by SEC Financial Reporting Release No. 1 ("FRR 1" (formerly Accounting Series Release No. 113)) which concludes that there is "no automatic formula" for calculating the value of restricted securities. It recommends that the best method simply is to consider all relevant factors before making any calculation. According to FRR 1 such factors would include consideration of the:

                   Type of security involved, financial statements, cost at date of purchase, size of holding, discount from market value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the security, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

         To the extent that the Fund purchases securities which are restricted as to resale or for which current market quotations are not available, the Advisor will value such securities based upon all relevant factors as outlined in FRR 1.

         Subject to the Trust's compliance with applicable regulations, the Trust has reserved the right to pay the redemption or repurchase price of shares of the Fund, either totally or partially, by a distribution in kind of the Fund's portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.

                                    TAXATION

FEDERAL INCOME TAX

         The Fund intends to qualify annually as a separate "regulated investment company" (a "RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify, at least 90% of the Fund's investment company taxable income (which includes, among other items, interest, dividends and the excess of net short-term capital gains over net long-term capital losses) must be distributed to Fund shareholders, and the Fund must meet certain diversification of assets, source of income, and other requirements. If the Fund does not so qualify, it will be taxed as an ordinary corporation.

         Amounts not distributed by the Fund on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, for each calendar year an amount must be distributed that is equal to the sum of (a) at least 98% of the Fund's ordinary income (excluding any capital gains or losses) for the calendar year, (b) at least 98% of the Fund's capital gain net income for the 12-month period ending, as a general rule, on October 31 of the calendar year, and (c) all such ordinary income and capital gains for previous years that were not distributed during such years.

         Distributions by the Fund reduce the net asset value of the Fund shares. Should a distribution reduce the net asset value below a shareholder's cost basis, the distribution nevertheless would be taxable to the shareholder as ordinary income or capital gain as described in the Prospectus, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying shares just prior to a distribution by the Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

         If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund's gross income not as of the date received but as of the later of (1) the date such stock became ex-dividend with respect to such dividends (I.E., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (2) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

         Some of the debt securities that may be acquired by the Fund may be treated as debt securities that are originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity.
Although no cash income is actually received by the Fund, original issue discount on a taxable debt security earned in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

         Some of the debt securities may be purchased by the Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. Generally, the gain realized on the disposition of any debt security acquired by the Fund will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security.

OPTIONS

         Some of the options entered into by the Fund may be "Section 1256 contracts." Section 1256 contracts held by the Fund at the end of its taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are "marked-to-market" with unrealized gains or losses being treated as though they were realized. Any gains or losses, including "marked-to-market" gains or losses, on Section 1256 contracts are generally treated as 60% long-term and 40% short-term capital gains or losses ("60/40"), although all foreign currency gains and losses from such contracts may be treated as ordinary in character absent a special election.

         Generally, certain options transactions undertaken by the Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gain or loss realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options to the Fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by the Fund, which generally would increase the amount of dividends. Short-term gain is taxed as ordinary income when distributed to Fund shareholders.

         The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the elections made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

         Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to Fund shareholders, and which will be taxed to Fund shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

         The Fund's intention to qualify as a RIC may limit the extent to which the Fund will be able to engage in these transactions.

INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANIES

         The Fund may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If the Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

         The Fund may be eligible to elect alternative tax treatment with respect to PFIC shares held by the Fund. Under an election that currently is available in some circumstances, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election may be available that would involve marking-to-market the Fund's PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized. If this election were made, tax at the Fund level under the PFIC rules would generally be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges. The Fund's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC shares.

         Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, as well as subject the Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

EFFECT OF FOREIGN CURRENCIES

         Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, in disposing of debt securities denominated in foreign currencies and certain other foreign currency contracts, gains or losses attributable to fluctuations in the value of a foreign currency between the date the security or contract is acquired and the date it is disposed of are also usually treated as ordinary income or loss. Under Section 988 of the Code, these gains or losses may increase or decrease the amount of the Fund's investment company taxable income to be distributed to shareholders as ordinary income.

DISPOSITION OF SHARES

         Upon the sale or exchange of shares of the Fund, a shareholder generally will realize a taxable gain or loss depending upon his basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term if the shareholder's holding period for the shares is more than one year and generally otherwise will be short-term. Any loss realized on a sale or exchange of Fund shares will be disallowed to the extent that the shares disposed of are replaced (including replacement through reinvesting of dividends and capital gain distributions in the Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

         The information above is only a summary of some of the tax considerations affecting the Fund and its shareholders. The Fund's distributions may also be subject to state, local, foreign or other taxes not discussed above. A prospective investor may wish to consult a tax advisor to determine the suitability of an investment in the Fund based on the prospective investor's tax situation.

                                OTHER INFORMATION

CAPITALIZATION

         The Trust is a Massachusetts business trust established under a Declaration of Trust dated April 22, 1987, as a successor to two previously-existing Massachusetts business trusts, FundTrust Tax-Free Trust (organized on July 30, 1986) and FundVest (organized on July 17, 1984, and since renamed FundSource). Prior to October 3, 1994, the name of the Trust was "FundTrust."

         The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Board of Trustees may establish additional series (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional series will not alter the rights of the Fund's shareholders. When issued, shares are fully paid, nonassessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In liquidation of the Fund, each shareholder is entitled to receive his pro rata share of the net assets of the Fund.

VOTING RIGHTS

         Under the Declaration of Trust, the Trust is not required to hold annual meetings of Fund shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders' meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees has been elected by the shareholders of the Trust. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove persons serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

         The Trust's shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

INDEPENDENT AUDITORS


         For the fiscal year ended October 31, 1995, Ernst & Young

LLP , 200 Clarendon Street, Boston, Massachusetts 02116, served as independent auditors of the Funds of the Trust.

         The Board of Trustees has appointed KPMG Peat Marwick LLP as independent accountants of the Funds of the Trust for the fiscal year ended October 31, 1996. KPMG Peat Marwick LLP will audit the Trust's annual financial statements, prepare the Trust's income tax returns, and assist in the filings with the Securities and Exchange Commission. KPMG Peat Marwick LLP's address is 99 High Street, Boston, Massachusetts 02108.


COUNSEL

         Dechert Price & Rhoads, 1500 K Street, N.W., Washington, D.C. 20005, passes upon certain legal matters in connection with the shares of the Fund offered by the Trust, and also acts as counsel to the Trust.

REGISTRATION STATEMENT

         This Statement of Additional Information and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to shares of the Fund, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

         Statements contained herein and in the Prospectus as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document which was filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

                              FINANCIAL STATEMENTS


         The Fund's current audited financial statements dated October 31, 1995 are hereby incorporated herein by reference from the Annual Report of the Fund dated October 31, 1995 as filed with the SEC pursuant to Rule 30b2-1 under the 1940 Act. A copy of such report will be provided without charge to each person receiving this Statement of Additional Information.




 FT4209F

                                    APPENDIX

                         Description of Security Ratings

STANDARD & POOR'S

CORPORATE AND MUNICIPAL BONDS

    AAA Debt rated "AAA" has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

      A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

    BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

     BB Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

Plus(+)
or
Minus(-) The ratings from "AA" to "BB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

COMMERCIAL PAPER, INCLUDING TAX EXEMPT

      A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

    A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation.

    A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

    A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

MOODY'S

CORPORATE AND MUNICIPAL BONDS

    Aaa        Bonds  which are rated Aaa are judged to be of the best  quality.
               They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa securities.

      A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba        Bonds which are rated Ba are judged to have speculative elements;
               their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   Note Moody's applies numerical modifiers, 1,2, and 3 in each generic rating classification from Aa through Bb in its corporate bond rating system. The modifier 1 indicates that the security rates in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category. Those municipal bonds within the Aa, A, Baa, and Ba categories that Moody's believes possess the strongest credit attributes within those categories are designated by the symbols Aa1, A1, Baa1, and Ba1.

COMMERCIAL PAPER

Prime-1 Issuers rated P-1 (or supporting institutions) have a superior ability for repayment of short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

               -  Leading market positions in well established industries.
               -  High rates of return on funds employed.
               - Conservative capitalization structure with moderate reliance on debt and ample asset protection.
               - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
               - Well established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

    Not
  Prime Issuers rated "Not Prime" do not fall within any of the Prime rating categories.

FITCH INVESTORS SERVICE

CORPORATE BOND RATINGS

    AAA Securities of this rating are regarded as strictly high-grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to but slight market fluctuation other than through changes in the money rate. The factor last named is of importance varying with the length of maturity. Such securities are mainly senior issues of strong companies, and are most numerous in the railway and public utility fields, though some industrial obligations have this rating. The prime feature of an AAA rating is showing of earnings several times or many times interest requirements with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Other features may enter in, such as a wide margin of protection through collateral security or direct lien on specific property as in the case of high class equipment certificates or bonds that are first mortgages on valuable real estate. Sinking funds or voluntary reduction of the debt by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may also influence the rating.

     AA Securities in this group are of safety virtually beyond question, and as a class are readily salable while many are highly active. Their merits are not greatly unlike those of the AAA class, but a security so rated may be of junior though strong lien - in many cases directly following an AAA security - or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to ratings by the lesser financial power of the enterprise and more local type of market.

      A Securities of this rating are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

    BBB Securities of this rating are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate.
               Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Plus(+)
or
Minus(-) Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

COMMERCIAL PAPER RATINGS

   F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

   F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issue.

   F-2 Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and F-1" ratings.

   F-3 Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

DUFF & PHELPS RATINGS

CORPORATE BOND RATINGS

    AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury Funds.

    AA+
    AA, AA- High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

    A+
    A, A- Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

    BBB+
    BBB, BBB-  Below average protection factors but still considered  sufficient for prudent investment. Considerable variability in risk during economic cycles.

COMMERCIAL PAPER RATINGS

Duff 1+ Highest certainty of timely payment. Short term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk free U.S. Treasury short term obligations.

 Duff 1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

Duff 1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

 Duff 2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

 Duff 3 Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

                           REPUBLIC FIXED INCOME FUND

                               6 St. James Avenue
                                Boston, MA 02116
                                 (800) 782-8183

             Republic National Bank of New York - Investment Manager
                          ("Republic" or the "Manager")

                    Miller Anderson & Sherrerd - Sub-Adviser
                          ("MAS" or the "Sub-Adviser")

                    Signature Broker-Dealer Services, Inc. -
                     Administrator, Distributor and Sponsor
         ("SBDS" or the "Administrator of the Fund" or the "Distributor"
                                or the "Sponsor")

               Signature Financial Group (Grand Cayman) Limited -
                         Administrator of the Portfolio
                             ("Signature (Cayman)")

                      Signature Financial Services, Inc. -
                              Fund Accounting Agent
                                  ("Signature")

                       STATEMENT OF ADDITIONAL INFORMATION


         Republic Fixed Income Fund (the "Fund") is a separate series of Republic Funds (the "Trust"), an open-end, management investment company which currently consists of six portfolios, each of which has different and distinct investment objectives and policies. The Trust seeks to achieve the Fund's investment objective by investing all of the Fund's investable assets ("Assets") in the Fixed Income Portfolio (the "Portfolio") which has the same investment objective as the Fund. The Portfolio is a series of the Republic Portfolios (the "Portfolio Trust") which is an open-end management investment company. The Fund is described in this Statement of Additional Information.


         Shares of the Fund are offered only to clients of Republic and its affiliates for which Republic or its affiliates exercises investment discretion.


         THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS ONLY AUTHORIZED FOR DISTRIBUTION WHEN PRECEDED OR ACCOMPANIED BY THE PROSPECTUS FOR THE FUND, DATED JANUARY 26, 1996 (THE "PROSPECTUS"). This Statement of Additional Information contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The Prospectus and Statement of Additional Information may be obtained without charge by writing or calling the Fund at the address and telephone number printed above.



                                January 26, 1996

 FT4133G

                                TABLE OF CONTENTS

                                                                         PAGE

         INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS.................  1
                  Mortgage-Related and Other Asset-Backed Securities.....  1
                  Brady Bonds............................................  6
                  Foreign Currency Exchange-Related Securities...........  7
                  Eurodollar and Yankee Obligations......................  8
                  Portfolio Management...................................  9
                  Investment Restrictions................................  9
                  Percentage and Rating Restrictions..................... 12

         PORTFOLIO TRANSACTIONS...........................................12

         PERFORMANCE INFORMATION......................................... 12
                  Consumer Price Index................................... 14
                  Lehman Brothers Government/Corporate Index............. 14
                  Salomon Broad Index.................................... 14

         MANAGEMENT OF THE TRUST AND THE PORTFOLIO TRUST................. 14
                  Trustees and Officers.................................. 14
                  Investment Manager..................................... 17
         Sub-Adviser..................................................... 18
                  Administrator.......................................... 18
         Fund Accounting Agent........................................... 19
         Custodian and Transfer Agent.................................... 19

         DETERMINATION OF NET ASSET VALUE................................ 19

         TAXATION........................................................ 20
                  Options, Futures, Forward Contracts and Swap Contracts..21

         OTHER INFORMATION............................................... 23
                  Capitalization......................................... 23
                  Voting Rights.......................................... 24
         Independent Auditors............................................ 25
                  Counsel................................................ 25
                  Registration Statement................................. 25
         Financial Statements............................................ 25



         References in this Statement of Additional Information to the "Prospectus" are to the Prospectus, dated January 26, 1996, of the Fund by which shares of the Fund are offered. Unless the context otherwise requires, terms defined in the Prospectus have the same meaning in this Statement of Additional Information as in the Prospectus.

                 INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

         The following information supplements the discussion of the investment objective and policies of the Portfolio discussed under the caption "Investment Objective and Policies" in the Prospectus.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

         Mortgage-related securities are interests in pools of mortgage loans made to residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (see "MORTGAGE PASS-THROUGH SECURITIES"). The Portfolio may also invest in debt securities which are secured with collateral consisting of mortgage-related securities (see "COLLATERALIZED MORTGAGE OBLIGATIONS") and in other types of mortgage-related securities.

         MORTGAGE PASS-THROUGH SECURITIES. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

         The principal governmental guarantor of mortgage-related securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

         Government-related guarantors (I.E., not backed by the full faith and credit of the U.S. Government) include the Federal

National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (I.E., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.

         FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the 12 Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues participation certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

         Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers.

         Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Portfolio's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The Portfolio will not purchase mortgage-related securities or other assets which in the Sub-Adviser's opinion are illiquid if, as a result, more than 15% of the value of the Portfolio's net assets will be illiquid.

         Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Portfolio's industry concentration restrictions, set forth below under "Investment Restrictions," by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Portfolio takes the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the Federal Housing Administration or the Department of Veterans Affairs. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

         COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

         CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

         In a typical CMO transaction, a corporation ("issuer") issues multiple series (E.G., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

         FHLMC CMOS. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

         If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

         Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

         OTHER MORTGAGE-RELATED SECURITIES. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

         CMO RESIDUALS. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

         The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Other Mortgage-Related Securities --Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Portfolio may fail to recoup fully its initial investment in a CMO residual.

         CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the "1933 Act"). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability and may be deemed "illiquid" and subject to the Portfolio's limitations on investment in illiquid securities.

         STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

         SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the IO class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

         Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to the Portfolio's limitations on investment in illiquid securities.

         OTHER ASSET-BACKED SECURITIES. Similarly, the Sub-Adviser expects that other asset-backed securities (unrelated to mortgage loans) will be offered to investors, such as Certificates for Automobile ReceivablesSM ("CARSSM"). CARSSM represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARSSM are passed through monthly to certificate holders and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARSSM may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

         Consistent with the Portfolio's investment objective and policies, the Sub-Adviser also may invest in other types of asset-backed securities.

BRADY BONDS

         Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at the time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity,
(ii) the collateralized interest payments, (iii) the uncollateralized payments, and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

         Brady Plan debt restructurings totalling approximately $73 billion have been implemented to date in Argentina, Costa Rica, Mexico, Nigeria, the Philippines, Uruguay and Venezuela, with the largest proportion of Brady Bonds having been issued to date by Mexico and Venezuela. Brazil has announced plans to issue Brady Bonds aggregating approximately $35 billion, based on current estimates. There can be no assurance that the circumstances regarding the issuance of Brady Bonds by these countries will not change.

FOREIGN CURRENCY EXCHANGE-RELATED SECURITIES

         FOREIGN CURRENCY WARRANTS. Foreign currency warrants such as Currency Exchange Warrants SM ("CEWs"SM) are warrants which entitle the holder to receive from their issuer an amount of cash

(generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen or German deutsche mark. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (E.G., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required to either sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (I.E., the difference between the current market value and the exercise value of the warrants) and, in the case the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants. Warrants are generally unaccrued obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (the "OCC"). Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to complex political or economic factors.

         PRINCIPAL EXCHANGE RATE LINKED SECURITIES. Principal exchange rate linked securities ("PERLs"SM) are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on "standard" PERLS is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; "reverse" PERLS are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (I.E., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). PERLS may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

         PERFORMANCE INDEXED PAPER. Performance indexed paper ("PIPs"SM) is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on PIPs is established at maturity as a function of the spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity. The Portfolio has no current intention of investing in CEWsSM, PERLsSM or PIPsSM.

EURODOLLAR AND YANKEE OBLIGATIONS

         Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

         Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include: adverse political and economic development, the extent and quality of government regulation of financial markets and institutions, the imposition of foreign withholding taxes and the expropriation or nationalization of foreign issuers.

PORTFOLIO MANAGEMENT

         The Sub-Adviser's investment strategy for achieving the Portfolio's investment objective has two basic components: maturity and duration management and value investing.

         MATURITY AND DURATION MANAGEMENT. Maturity and duration management decisions are made in the context of an intermediate maturity orientation. The maturity structure of the Portfolio is adjusted in anticipation of cyclical interest rate changes. Such adjustments are not made in an effort to capture short-term, day-to-day movements in the market, but instead are implemented in anticipation of longer term, secular shifts in the levels of interest rates (I.E., shifts transcending and/or not inherent to the business cycle). Adjustments made to shorten portfolio maturity and duration are made to limit capital losses during periods when interest rates are expected to rise. Conversely, adjustments made to lengthen maturity are intended to produce capital appreciation in periods when interest rates are expected to fall. The foundation for the Sub-Adviser's maturity and duration strategy lies in analysis of the U.S. and global economies, focusing on levels of real interest rates, monetary and fiscal policy actions, and cyclical indicators.

         VALUE INVESTING. The second component of the Sub-Adviser's investment strategy for the Portfolio is value investing, whereby the Sub-Adviser seeks to identify undervalued sectors and securities through analysis of credit quality, option characteristics and liquidity. Quantitative models are used in conjunction with judgment and experience to evaluate and select securities with embedded put or call options which are attractive on a risk- and option-adjusted basis. Successful value investing will permit the portfolio to benefit from the price appreciation of individual securities during periods when interest rates are unchanged.

INVESTMENT RESTRICTIONS

         Each of the Portfolio Trust (with respect to the Portfolio) and the Trust (with respect to the Fund) has adopted the following investment restrictions which may not be changed without approval by holders of a "majority of the outstanding voting securities" of the Portfolio or Fund, which as used in this Statement of Additional Information means the vote of the lesser of (i) 67% or more of the outstanding "voting securities" of the Fund present at a meeting, if the holders of more than 50% of the outstanding "voting securities" are present or represented by proxy, or (ii) more than 50% of the outstanding "voting securities". The term "voting securities" as used in this paragraph has the same meaning as in the Investment Company Act of 1940, as amended (the "1940 Act").

         As a matter of fundamental policy, the Portfolio (Fund) will not (except that none of the following investment restrictions shall prevent the Trust from investing all of the Fund's Assets in a separate registered investment company with substantially the same investment objectives):

         (1) invest in physical commodities or contracts on physical commodities;

         (2) purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate, other than real estate limited partnerships, and may purchase and sell marketable securities which are secured by interests in real estate;

         (3) make loans except: (i) by purchasing debt securities in accordance with its investment objective and policies, or entering into repurchase agreements, and (ii) by lending its portfolio securities;

         (4) with respect to 75% of its assets, purchase a security if, as a result, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any issuer;

         (5) with respect to 75% of its assets, purchase securities of any issuer if, as the result, more than 5% of the Portfolio's (Fund's) total assets, taken at market value at the time of such investment, would be invested in the securities of such issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

         (6) underwrite the securities of other issuers (except to the extent that the Portfolio (Fund) may be deemed to be an underwriter within the meaning of the 1933 Act in the disposition of restricted securities);

         (7) acquire any securities of companies within one industry, except for mortgage-backed securities, if as a result of such acquisition, more than 25% of the value of the Portfolio's (Fund's) total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, when the Portfolio (Fund) adopts a temporary defensive position.

         Each of the Portfolio and the Fund is also subject to the following restrictions which may be changed by their respective Boards of Trustees without investor approval (except that none of the following investment policies shall prevent the Trust from investing all of the Assets of the Fund in a separate registered investment company with substantially the same investment objectives).

         As a matter of non-fundamental policy, the Portfolio (Fund) will not:

         (a) borrow money (including through reverse repurchase agreements or forward dollar roll transactions involving mortgage-backed securities or similar investment techniques entered into for leveraging purposes), except that the Portfolio (Fund) may borrow for temporary or emergency purposes up to 10% of its net assets; provided, however, that the Portfolio (Fund) may not purchase any security while outstanding borrowings exceed 5% of net assets;

         (b) invest in futures and/or options on futures to the extent that its outstanding obligations to purchase securities under any future contracts in combination with its outstanding obligations with respect to options transactions would exceed 35% of its total assets;

         (c) invest in warrants, valued at the lower of cost or market, in excess of 5% of the value of its total assets (included within that amount, but not to exceed 2% of the value of the Portfolio's (Fund's) net assets, may be warrants that are not listed on the New York Stock Exchange, the American Stock Exchange or an exchange with comparable listing requirements; warrants attached to securities are not subject to this limitation);

         (d) purchase on margin, except for use of short-term credit as may be necessary for the clearance of purchases and sales of securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures; or sell short unless, by virtue of its ownership of other securities, it has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions (transactions in futures contracts and options are not deemed to constitute selling securities short);

         (e) purchase or retain securities of an issuer if those officers and Trustees of the Portfolio Trust or the Manager or Sub-Adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

         (f) pledge, mortgage or hypothecate any of its assets to an extent greater than one-third of its total assets at fair market value;

         (g) invest more than an aggregate of 15% of the net assets of the Portfolio (Fund), determined at the time of investment, in securities that are illiquid because their disposition is restricted under the federal securities laws or securities for which there is no readily available market; provided, however that this policy does not limit the acquisition of (i) securities that have legal or contractual restrictions on resale but have a readily available market or (ii) securities that are not registered under the 1933 Act, but which can be sold to qualified institutional investors in accordance with Rule 144A under the 1933 Act and which are deemed to be liquid pursuant to guidelines adopted by the Board of Trustees ("Restricted Securities").

         (h) invest more than 10% of its assets in Restricted Securities (including Rule 144A Securities);

         (i) invest for the purpose of exercising control over management of any company;

         (j) invest its assets in securities of any investment company, except by purchase in the open market involving only customary brokers' commissions or in connection with mergers, acquisitions of assets or consolidations and except as may otherwise be permitted by the 1940 Act; provided, however, that the Portfolio shall not invest in the shares of any open-end investment company unless (1) the Portfolio's Sub-Adviser waives any investment advisory fees with respect to such assets and (2) the Portfolio pays no sales charge in connection with the investment;

         (k) invest more than 5% of its total assets in securities of issuers (other than securities issued or guaranteed by U.S. or foreign government or political subdivisions thereof) which have (with predecessors) a record of less than three years' continuous operations;

         (l) write or acquire options or interests in oil, gas or other mineral explorations or development programs or leases.

PERCENTAGE AND RATING RESTRICTIONS

         If a percentage restriction or a rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities held by the Portfolio or a later change in the rating of a security held by the Portfolio is not considered a violation of policy; however, the Sub-Adviser will consider such change in its determination of whether to hold the security.

                             PORTFOLIO TRANSACTIONS

         The Sub-Adviser is primarily responsible for portfolio decisions and the placing of portfolio transactions. In placing orders for the Portfolio, the primary consideration is prompt execution of orders in an effective manner at the most favorable price, although the Portfolio does not necessarily pay the lowest spread or commission available. Other factors taken into consideration are the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities. To the extent consistent with applicable legal requirements, the Sub-Adviser may place orders for the purchase and sale of the Portfolio's investments with Republic New York Securities Corporation, an affiliate of the Manager.

         Because the Portfolio invests primarily in fixed-income securities, it is anticipated that most purchases and sales will be with the issuer or with underwriters of or dealers in those securities, acting as principal.
Accordingly, the Portfolio would not ordinarily pay significant brokerage commissions with respect to securities transactions.

                             PERFORMANCE INFORMATION

         The Trust may, from time to time, include the yield and total return for the Fund, both computed in accordance with formulas prescribed by the Securities and Exchange Commission (the "SEC"), in advertisements or reports to shareholders or prospective investors.

         Quotations of yield for the Fund will be based on all investment income per share (as defined by the SEC during a particular 30-day (or one month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                  YIELD = 2[( A-B + 1)6-1]
                              ---
                              cd

where             a =      dividends and interest earned during the period,
                  b =      expenses accrued for the period (net of
                           reimbursements),

                  c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and

                  d = the maximum offering price per share on the last day of the period.


         For the 30-day period ending October 31, 1995, the yield of the Fund was [ ]%.

         Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula: P (1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid. The Fund also may, with respect to certain periods of less than one year, provide total return information for that period that is unannualized. Any such information would be accomplished by standardized total return information. The total return of the Fund for the period from January 9, 1995 (commencement of operations) to October 31, 1995 was 14.37%.


         Performance information for the Fund may also be compared to various unmanaged indices, described below. Unmanaged indices (I.E., other than Lipper) generally do not reflect deductions for administrative and management costs and expenses. Comparative information may be compiled or provided by independent ratings services or by news organizations. Any performance information should be considered in light of the Fund's investment objective and policies, characteristics and quality of the Fund, and the market conditions during the given time period, and should not be considered to be representative of what may be achieved in the future.

         The Fund may from time to time use one or more of the following unmanaged indices for performance comparison purposes:

CONSUMER PRICE INDEX

         The Consumer Price Index is published by the U.S. Department of Labor and is a measure of inflation.

LEHMAN BROTHERS GOVERNMENT/CORPORATE INDEX

         The Lehman Brothers Government/Corporate Index is a combination of the Government and Corporate Bond Indices. The Government Index includes public obligations of the U.S. Treasury, issues of government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. All issues are investment grade (BBB) or higher, with maturities of at least one year and an outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.

SALOMON BROAD INDEX

         The Salomon Bond Index, also known as the Broad Investment Grade (BIG) Index, is a fixed income market capitalization-weighted index, including U.S. Treasury, agency, mortgage and investment grade (BBB or better) corporate securities with maturities of one year or longer and with amounts outstanding of at least $25 million. The government index includes traditional agencies; the mortgage index includes agency pass-throughs and FHA and GNMA project loans; the corporate index includes returns for 17 industry sub-sectors. Securities excluded from the Broad Index are floating/variable rate bonds, private placements, and derivatives (E.G., U.S. Treasury zeros, CMOs, mortgage strips). Every issue is trader-priced at month-end and the index is published monthly.

                 MANAGEMENT OF THE TRUST AND THE PORTFOLIO TRUST

TRUSTEES AND OFFICERS

         The principal occupations of the Trustees and executive officers of the Trust for the past five years are listed below. Asterisks indicate that those Trustees and officers are "interested persons" (as defined in the 1940 Act) of the Trust and the Portfolio Trust. The address of each, unless otherwise indicated, is 6 St. James Avenue, Boston, Massachusetts 02116.

FREDERICK C. CHEN, TRUSTEE

         126 Butternut Hollow Road, Greenwich, Connecticut 06830 - Management Consultant .


ALAN S. PARSOW*, TRUSTEE
         2222 Skyline Drive, Elkhorn, Nebraska 68022 - General Partner of Parsow Partnership, Ltd. (investments).

LARRY M. ROBBINS, TRUSTEE
         Wharton Communication Program, University of Pennsylvania,

         336 Steinberg Hall-Dietrich Hall, Philadelphia, Pennsylvania 19104 - Director of the Wharton Communication Program and Adjunct Professor of Management at the Wharton School of the University of Pennsylvania.

MICHAEL SEELY, TRUSTEE
         405 Lexington Avenue, Suite 909, New York, New York 10174 - President of Investor Access Corporation (investor relations consulting firm).

PHILIP W. COOLIDGE*, PRESIDENT
         Chairman, President and Chief Executive Officer, Signature Financial Group, Inc. ("SFG"); Chairman, President and Chief Executive Officer, SBDS (since April, 1989), Chairman, President and Chief Executive Officer, Signature (May, 1993); Director, Chairman and President, Signature (Cayman) (since March, 1992).


 JOHN R. ELDER*, TREASURER
         Vice President, SFG (since April, 1995); Treasurer, Phoenix Family of Mutual Funds (prior to April, 1995).


LINDA T. GIBSON*, ASSISTANT SECRETARY
         Legal Counsel and Assistant Secretary, SFG (since June, 1991); Assistant Secretary, SBDS (since October, 1992); Assistant Secretary, Signature (since March, 1993); law student, Boston University School of Law (prior to May, 1992).


JAMES E. HOOLAHAN*, VICE PRESIDENT
         Senior Vice President, SFG (since December, 1989).

SUSAN JAKUBOSKI*, ASSISTANT SECRETARY AND ASSISTANT TREASURER
         P.O. Box 2494, Elizabethan Square, George Town, Grand Cayman, Cayman Islands, B.W.I. - Manager and Senior Fund Administrator, SFG and Signature (Cayman) (since August 1994); Assistant Treasurer, SBDS (since September 1994); Fund Compliance Administrator, Concord Financial Group, Inc. (from November 1990 to August 1994); Senior Fund Accountant, Neuberger & Berman Management Incorporated (from February 1988 to November 1990).

JAMES S. LELKO*, ASSISTANT TREASURER
         Assistant Manager, SFG (since January, 1993); Senior Tax Compliance Accountant, Putnam Companies (since prior to December, 1992).

THOMAS M. LENZ*,  SECRETARY
         Senior  Vice  President  and  Associate  General  Counsel,  SFG  (since
         November, 1989); Assistant Secretary, SBDS (since February, 1991); Assistant Secretary, Signature (since March, 1993) .


MOLLY S. MUGLER*, ASSISTANT SECRETARY
         Legal Counsel and Assistant Secretary, SFG; Assistant Secretary, SBDS (since April, 1989); Assistant Secretary, Signature (since March,
         1993).

BARBARA M. O'DETTE*, ASSISTANT TREASURER
         Assistant  Treasurer,  SFG;  Assistant  Treasurer,  SBDS (since  April,
         1989); Assistant Treasurer, Signature (since March, 1993).

ANDRES E. SALDANA*, ASSISTANT SECRETARY

         Legal Counsel and Assistant Secretary, SFG (since November, 1992); Assistant Secretary, SBDS (since September, 1993); Assistant Secretary, Signature (since March, 1993); Attorney, Ropes & Gray (September, 1990 to November, 1992) .

         Messrs. Coolidge, Elder, Lelko, Lenz and Saldana and Mss. Gibson, Jakuboski, Mugler and O'Dette are also Trustees and/or officers of certain other investment companies of which SBDS or an affiliate is the administrator.

                               COMPENSATION TABLE


                                  Pension or
                                  Retirement                       Total
                                  Benefits        Estimated        Compensation
                  Aggregate       Accrued as      Annual           From Fund
Name of           Compensation    Part of Fund    Benefits Upon    Complex* Paid
TRUSTEE           FROM TRUST      EXPENSES        RETIREMENT       TO TRUSTEES
Frederick C. Chen   $6,700          none             none             $6,700

Alan S. Parsow      $6,700          none             none             $6,700

Larry M. Robbins    $6,700          none             none             $6,700

Michael Seely       $6,700          none             none             $6,700

*The Fund Complex consists of the Trust and the Portfolio Trust.

         The compensation table above reflects the fees received by the Trustees from the Trust and Portfolio Trust for the period from January 9, 1995 (commencement of operations) to October 31, 1995. The Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and the Portfolio Trust will receive an annual retainer of $3,600 and a fee of $1,000 for each meeting of the Board of Trustees or committee thereof attended.

         As of December 29, 1995, the Trustees and officers of the Trust and the Portfolio Trust, as a group, owned less than 1% of the outstanding shares of the Fund. As of the same date, the following shareholders of record owned 5% or more of the outstanding shares of the Fund (the Trust has no knowledge of the beneficial ownership of such shares):


         The Trust's Declaration of Trust provides that it will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their officers with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in wilful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

INVESTMENT MANAGER

         Republic is the investment manager to the Portfolio pursuant to an investment management agreement (the "Investment Management Contract") with the Portfolio Trust. For its services, the investment manager receives no compensation from the Portfolio.

         The Investment Management Contract will remain in effect until November 21, 1996, and will continue in effect thereafter from year to year with respect to the Portfolio, provided such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Portfolio or by the Portfolio Trust's Board of Trustees, and (ii) by a majority of the Trustees of the Portfolio Trust who are not parties to the Investment Management Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Investment Management Contract may be terminated with respect to the Portfolio without penalty by either party on 60 days' written notice and will terminate automatically if assigned.

         Republic is a wholly owned subsidiary of Republic New York Corporation, a registered bank holding company. No securities or instruments issued by Republic New York Corporation or Republic will be purchased for the Portfolio.


         Republic complies with applicable laws and regulations, including the regulations and rulings of the U.S. Comptroller of the Currency relating to fiduciary powers of national banks. These regulations provide, in general, that assets managed by a national bank as fiduciary shall not be invested in stock or obligations of, or property acquired from, the bank, its affiliates or their directors, officers or employees or other persons with substantial connections with the bank. The regulations further provide that fiduciary assets shall not be sold or transferred, by loan or otherwise, to the bank or persons connected with the bank as described above. Republic, in accordance with federal banking laws, may not purchase for its own account securities of any investment company the investment adviser of which it controls, extend credit to any such investment company, or accept the securities of any such investment company as collateral for a loan to purchase such securities. 'Moreover, Republic, its officers and employees do not express any opinion with respect to the advisability of any purchase of such securities.


         The investment advisory services of Republic to the Portfolio are not exclusive under the terms of the Investment Management Contract. Republic is free to and does render investment advisory services to others.

SUB-ADVISER

         MAS, as the Portfolio's Sub-Adviser, is responsible for the investment management of the Portfolio's assets, including making investment decisions and placing orders for the purchase and sale of securities for the Portfolio directly with the issuers or with brokers or dealers selected by MAS or Republic in its discretion. See "Portfolio Transactions." MAS also furnishes to the Board of Trustees of the Portfolio Trust, which has overall responsibility for the business and affairs of the Portfolio Trust, periodic reports on the investment performance of the Portfolio.


         For its services, MAS receives from the Portfolio a fee, computed daily and based on the Portfolio's average daily net assets, equal on an annual basis to 0.375% on net assets up to $50 million, 0.25% on net assets over $50 million and up to $95 million, $300,000 on net assets over $95 million and up to $150 million, 0.20% on net assets over $150 million and up to $250 million, and 0.15% on net assets over $250 million. For the period from January 9, 1995 (commencement of operations) to October 31, 1995, sub-advisory fees aggregated $53,963.

         The investment advisory services of MAS to the Portfolio are not exclusive under the terms of the Sub-Advisory Agreement. MAS is free to and does render investment advisory services to others.

ADMINISTRATOR


         Each Administrative Services Agreement is terminable with respect to the Fund or the Portfolio, as the case may be, without penalty at any time by vote of a majority of the respective Trustees, or by the respective Administrator, upon not less than 60 days' written notice to the Fund or the Portfolio, as the case may be. Each Agreement provides that neither the respective Administrator nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration of the Fund or the Portfolio, as the case may be, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the respective Administrative Services Agreement. The minimum annual administrative services fees paid by the Fund shall be $25,000. For the period from January 9, 1995 (commencement of operations) to October 31, 1995, Signature was paid administrative services fees of $20,274, of which $6,672 was waived.


FUND ACCOUNTING AGENT

         Pursuant to respective fund accounting agreements, Signature serves as fund accounting agent to each of the Fund and the Portfolio. For its services to the Fund, Signature receives from the Fund fees payable monthly equal on an annual basis to $12,000. For its services to the Portfolio, Signature receives fees payable monthly equal on an annual basis to $40,000.

CUSTODIAN AND TRANSFER AGENT

         Investors Bank & Trust Company ("IBT") serves as custodian and transfer agent for each of the Fund and the Portfolio pursuant to Custodian Agreements and Transfer Agency Agreements, respectively. The Custodian may use the services of sub-custodians with respect to the Portfolio.

                        DETERMINATION OF NET ASSET VALUE

         The net asset value of each of the shares of the Fund is determined on each day on which the New York Stock Exchange ("NYSE") is open for trading. As of the date of this Statement of Additional Information, the NYSE is open every weekday except for the days on which the following holidays are observed: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         Bonds and other fixed income securities listed on a foreign exchange are valued at the latest quoted sales price available before the time when assets are valued. For purposes of determining the Portfolio's net asset value, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the bid price of such currencies against U.S. dollars last quoted by any major bank.

         Bonds and other fixed-income securities which are traded over-the-counter and on a stock exchange will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed-income securities this ordinarily will be the over-the-counter market. Bonds and other fixed income securities (other than short-term obligations but including listed issues) in the Portfolio's portfolio may be valued on the basis of valuations furnished by a pricing service, use of which has been approved by the Board of Trustees of the Portfolio Trust. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees of the Portfolio Trust. Futures contracts are normally valued at the settlement price on the exchange on which they are traded. Portfolio securities (other than short-term obligations) for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees of the Portfolio Trust.

         Interest income on long-term obligations in the Portfolio's portfolio is determined on the basis of interest accrued plus amortization of "original issue discount" (generally, the difference between issue price and stated redemption price at maturity) and premiums (generally, the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest accrued plus amortization of premium.

         Subject to the Trust's compliance with applicable regulations, the Trust has reserved the right to pay the redemption or repurchase price of shares of the Fund, either totally or partially, by a distribution in kind of portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.

                                    TAXATION

         Each year, to qualify as a separate "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), at least 90% of the Fund's investment company taxable income (which includes, among other items, interest, dividends and the excess of net short-term capital gains over net long-term capital losses) must be distributed to Fund shareholders and the Fund must meet certain diversification of assets, source of income, and other requirements. If the Fund does not so qualify, it will be taxed as an ordinary corporation.

         The Fund intends to apply to the Internal Revenue Service for rulings including, among others, rulings to the effect that, (1) the Portfolio will be treated for federal income tax purposes as a partnership and (2) for purposes of determining whether the Fund satisfies the income and diversification requirements to maintain its status as a RIC, the Fund, as an investor in its corresponding Portfolio, will be deemed to own a proportionate share of the Portfolio's income attributable to that share. While the IRS has issued substantially similar rulings in the past and SBDS anticipates that the Fund will receive the rulings it seeks, the IRS has complete discretion in granting rulings and complete assurance cannot be given that such rulings will be obtained. The Portfolio has advised its corresponding Fund that it intends to conduct its operations so as to enable its investors, including the Fund, to satisfy those requirements.

         Amounts not distributed by the Fund on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, for each calendar year an amount must be distributed equal to the sum of (1) at least 98% of the Fund's ordinary income (excluding any capital gains or losses) for the calendar year,
(2) at least 98% of the excess of the Fund's capital gain net income for the 12-month period ending, as a general rule, on October 31 of the calendar year, and (3) all such ordinary income and capital gains for previous years that were not distributed during such years.

         Distributions by the Fund reduce the net asset value of the Fund shares. Should a distribution reduce the net asset value below a shareholder's cost basis, the distribution nevertheless would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying shares just prior to a distribution by the Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

         If the Portfolio is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Portfolio's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (I.E., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Portfolio acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

         Some of the debt securities that may be acquired by the Portfolio may be treated as debt securities that are originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Portfolio, original issue discount on a taxable debt security earned in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

         Some of the debt securities may be purchased by the Portfolio at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. Generally, the gain realized on the disposition of any debt security acquired by the Portfolio will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security.

         Under certain circumstances, the Fund may be taxed on income deemed to be earned from certain CMO residuals.

OPTIONS, FUTURES, FORWARD CONTRACTS AND SWAP CONTRACTS

         Some of the options, futures contracts, forward contracts and swap contracts entered into by the Portfolio may be "Section 1256 contracts." Section 1256 contracts held by the Portfolio at the end of its taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the
Code) are "marked-to-market" with unrealized gains or losses being treated as though they were realized. Any gains or losses, including "marked-to-market" gains or losses, on Section 1256 contracts are generally 60% long-term and 40% short-term capital gains or losses ("60/40") although all foreign currency gains and losses from such contracts may be treated as ordinary in character absent a special election.

         Generally, hedging transactions and certain other transactions in options, futures, forward contracts and swap contracts undertaken by the Portfolio may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gain or loss realized by the Portfolio. In addition, losses realized by the Portfolio on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts and swap contracts to the Portfolio are not entirely clear. The transactions may increase the amount of short-term capital gain realized by the Portfolio. Short-term gain is taxed as ordinary income when distributed to Fund shareholders.

         The Portfolio may make one or more of the elections available under the Code which are applicable to straddles. If the Portfolio makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the elections made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

         Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to Fund shareholders, and which will be taxed to Fund shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

         The 30% limit on gains from the disposition of certain options, futures, forward contracts and swap contracts held less than three months, and the qualifying income and diversification requirements applicable to the Portfolio assets, may limit the extent to which the Portfolio will be able to engage in these transactions.

         Rules governing the tax aspects of swap contracts are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Fund intends to account for such transactions in a manner deemed to be appropriate, the Internal Revenue Service might not necessarily accept such treatment. If it does not, the status of the Fund as a regulated investment company might be affected. The Fund intends to monitor developments in this area. Certain requirements that must be met under the Code in order for the Fund to qualify as a regulated investment company may limit the extent to which the Fund will be able to engage in swap agreements.

         Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the Portfolio accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss.

Similarly, in disposing of debt securities denominated in foreign currencies and certain other foreign currency contracts, gains or losses attributable to fluctuations in the value of a foreign currency between the date the security or contract is acquired and the date it is disposed of are also usually treated as ordinary income or loss. Under Section 988 of the Code, these gains or losses may increase or decrease the amount of the Fund's investment company taxable income to be distributed to shareholders as ordinary income.

         Earnings derived by the Portfolio from sources outside the U.S. may be subject to non-U.S. withholding and possibly other taxes. Such taxes may be reduced or eliminated under the terms of a U.S. income tax treaty and the Portfolio would undertake any procedural steps required to claim the benefits of such a treaty. With respect to any non-U.S. taxes actually paid by the Portfolio, if more than 50% in value of the Portfolio's total assets at the close of any taxable year consists of securities of foreign corporations, the Fund will elect to treat its share of any non-U.S. income and similar taxes the Portfolio pays as though the taxes were paid by the Fund's shareholders.

         Upon the sale or exchange of shares of the Fund, a shareholder generally will realize a taxable gain or loss depending upon his basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term if the shareholder's holding period for the shares is more than one year and generally otherwise will be short-term. Any loss realized on a sale or exchange of Fund shares will be disallowed to the extent that the shares disposed of are replaced (including replacement through reinvesting of dividends and capital gain distributions in the Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

         The information above is only a summary of some of the tax considerations affecting the Fund and its shareholders. The Portfolio, the Fund, and the Fund's distributions may also be subject to state, local, foreign or other taxes not discussed above. A prospective investor may wish to consult a tax advisor to determine the suitability of an investment in the Fund based on the prospective investor's tax situation.

                                OTHER INFORMATION

CAPITALIZATION

         The Trust is a Massachusetts business trust established under a Declaration of Trust dated April 22, 1987, as a successor to two previously-existing Massachusetts business trusts, FundTrust Tax-Free Trust (organized on July 30, 1986) and FundVest (organized on July 17, 1984, and since renamed

FundSource). Prior to October 3, 1994 the name of the Trust was "FundTrust".

         The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Board of Trustees may establish additional series (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional series will not alter the rights of the Fund's shareholders. When issued, shares are fully paid, nonassessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In liquidation of the Fund, each shareholder is entitled to receive his pro rata share of the net assets of the Fund.

VOTING RIGHTS

         Under the Declaration of Trust, the Trust is not required to hold annual meetings of Fund shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders' meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove persons serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

         The Trust's shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

         Interests in the Portfolio have no preference, preemptive, conversion or similar rights, and are fully paid and non-assessable. The Portfolio Trust is not required to hold annual meetings of investors, but will hold special meetings of investors when, in the judgment of the Portfolio Trust's Trustees, it is necessary or desirable to submit matters for an investor vote. Each investor is entitled to a vote in proportion to the share of its investment in the Portfolio.

         Except as described below, whenever the Trust is requested to vote on a matter pertaining to the Portfolio, the Trust will hold a meeting of the Fund's shareholders and will cast all of its votes on each matter at a meeting of investors in the Portfolio proportionately as instructed by the Fund's shareholders. However, subject to applicable statutory and regulatory requirements, the Trust would not request a vote of the Fund's shareholders with respect to any proposal relating to the Portfolio which proposal, if made with respect to the Fund, would not require the vote of the shareholders of the Fund.

INDEPENDENT AUDITORS


         For the fiscal year ended October 31, 1995, Ernst & Young LLP , 200 Clarendon Street, Boston, Massachusetts 02116, served as independent auditors of the Funds of the Trust, and Ernst & Young, One Capital Place, George Town, Grand Cayman, Cayman Islands, served as independent auditors of the Portfolio.

         The Board of Trustees has appointed KPMG Peat Marwick LLP as independent accountants of the Funds of the Trust for the fiscal year ended October 31, 1996. KPMG Peat Marwick LLP will audit the Trust's annual financial statements, prepare the Trust's income tax returns, and assist in the filings with the Securities and Exchange Commission. KPMG Peat Marwick LLP's address is 99 High Street, Boston, Massachusetts 02108. The Portfolio has appointed KPMG Peat Marwick, Grand Cayman, Cayman Islands as its independent account for the fiscal year ended October 31, 1996, who will audit its financial statements.


COUNSEL

         Dechert Price & Rhoads, 1500 K Street, N.W., Washington, D.C. 20005, passes upon certain legal matters in connection with the shares of the Fund offered by the Trust, and also acts as counsel to the Trust.

REGISTRATION STATEMENT

         This Statement of Additional Information and the Prospectus do not contain all the information included in the Trust's registration statement filed with the Securities and Exchange Commission under the 1933 Act with respect to shares of the Fund, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The registration statement, including the exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

         Statements contained herein and in the Prospectus as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document which was filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

 FINANCIAL STATEMENTS


         The Fund's current audited financial statements dated October 31, 1995 are hereby incorporated herein by reference from the Annual Report of the Fund dated October 31, 1995 as filed with the SEC pursuant to Rule 30b2-1 under the 1940 Act. A copy of such report will be provided without charge to each person receiving this Statement of Additional Information.

 FT4133G

                       REPUBLIC INTERNATIONAL EQUITY FUND

                               6 St. James Avenue
                                Boston, MA 02116
                                 (800) 782-8183

             Republic National Bank of New York - Investment Manager
                          ("Republic" or the "Manager")

                  Capital Guardian Trust Company - Sub-Adviser
                          ("CGTC" or the "Sub-Adviser")

                    Signature Broker-Dealer Services, Inc. -
               Administrator of the Fund, Distributor and Sponsor
         ("SBDS" or the "Administrator of the Fund" or the "Distributor"
                                or the "Sponsor")

               Signature Financial Group (Grand Cayman) Limited -
                         Administrator of the Portfolio
                             ("Signature (Cayman)")

                      Signature Financial Services, Inc. -
                              Fund Accounting Agent
                                  ("Signature")


                       STATEMENT OF ADDITIONAL INFORMATION


         Republic International Equity Fund (the "Fund") is a separate series of Republic Funds (the "Trust"), an open-end, management investment company which currently consists of six portfolios, each of which has different and distinct investment objectives and policies. The Trust seeks to achieve the Fund's investment objective by investing all of the Fund's investable assets ("Assets") in the International Equity Portfolio (the "Portfolio") which has the same investment objective as the Fund.

The Portfolio is a series of the Republic Portfolios (the "Portfolio Trust") which is an open-end management investment company. The Fund is described in this Statement of Additional Information.

         Shares of the Fund are offered only to clients of Republic and its affiliates for which Republic or its affiliates exercises investment discretion.


         THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS ONLY AUTHORIZED FOR DISTRIBUTION WHEN PRECEDED OR ACCOMPANIED BY THE PROSPECTUS FOR THE FUND, DATED JANUARY 26, 1996 (THE "PROSPECTUS"). This Statement of Additional Information contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The Prospectus and Statement of Additional Information may be obtained without charge by writing or calling the Fund at the address and telephone number printed above.


January 26, 1996                                                        FT4135E

                                TABLE OF CONTENTS

                                                                      PAGE


INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS......................    1
         U.S. Government Securities..................................    1
         Convertible Securities......................................    1
         Repurchase Agreements.......................................    2
         Investment Restrictions.....................................    2
         Percentage and Rating Restrictions..........................    5

PORTFOLIO TRANSACTIONS...............................................    5

PERFORMANCE INFORMATION..............................................    6

MANAGEMENT OF THE TRUST AND THE PORTFOLIO TRUST......................    7
         Trustees and Officers.......................................    7
         Investment Manager...........................................  10
         Sub-Adviser..................................................  11
         Administrator................................................  11
         Fund Accounting Agent........................................  11
         Custodian and Transfer Agent.................................  12

DETERMINATION OF NET ASSET VALUE......................................  12

TAXATION .............................................................  12
         Options, Futures and Forward Contracts.......................  13
         Swap Agreements..............................................  14
         Investment in Passive Foreign Investment Companies...........  15
         Disposition of Shares........................................  16

OTHER INFORMATION.....................................................  16
         Capitalization...............................................  16
         Voting Rights................................................. 16
         Independent Auditors........................................   17
         Counsel  ....................................................  18
         Registration Statement.......................................  18
         Financial Statements.........................................  18


         References in this Statement of Additional Information to the "Prospectus" are to the Prospectus, dated January 26, 1996, of the Fund by which shares of the Fund are offered. Unless the context otherwise requires, terms defined in the Prospectus have the same meaning in this Statement of Additional Information as in the Prospectus.

                 INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

         The following information supplements the discussion of the investment objective and policies of the Portfolio discussed under the caption "Investment Objective and Policies" in the Prospectus.

U.S. GOVERNMENT SECURITIES

         For liquidity purposes and for temporary defensive purposes, the Portfolio may invest in U.S. Government securities held directly or under repurchase agreements. U.S. Government securities include bills, notes, and bonds issued by the U.S. Treasury and securities issued or guaranteed by agencies or instrumentalities of the U.S. Government.

         Some U.S. Government securities are supported by the direct full faith and credit pledge of the U.S. Government; others are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as securities issued by the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agencies' obligations; and others are supported only by the credit of the issuing or guaranteeing instrumentality. There is no assurance that the U.S. Government will provide financial support to an instrumentality it sponsors when it is not obligated by law to do so.

CONVERTIBLE SECURITIES

         The Portfolio may buy securities that are convertible into common stock. The following is a brief description of the various types of convertible securities in which the Portfolio may invest.

         CONVERTIBLE BONDS are issued with lower coupons than non-convertible bonds of the same quality and maturity, but they give holders the option to exchange their bonds for a specific number of shares of the company's common stock at a predetermined price. This structure allows the convertible bond holder to participate in share price movements in the company's common stock. The actual return on a convertible bond may exceed its stated yield if the company's common stock appreciates in value, and the option to convert to common shares becomes more valuable.

         CONVERTIBLE PREFERRED STOCKS are non-voting equity securities that pay a fixed dividend. These securities have a convertible feature similar to convertible bonds; however, they do not have a maturity date. Due to their fixed-income features, convertible issues typically are more sensitive to interest rate changes than the underlying common stock. In the event of liquidation, bondholders would have claims on company assets senior to those of stockholders; preferred stockholders would have claims senior to those of common stockholders.

         WARRANTS entitle the holder to buy the issuer's stock at a specific price for a specific period of time. The price of a warrant tends to be more volatile than, and does not always track, the price of its underlying stock. Warrants are issued with expiration dates. Once a warrant expires, it has no value in the market.

         RIGHTS represent a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is offered to the public.

REPURCHASE AGREEMENTS

         The Portfolio may invest in instruments subject to repurchase agreements only with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. Under the terms of a typical repurchase agreement, an underlying debt instrument would be acquired for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security.
Repurchase agreements may be deemed to be loans under the 1940 Act. All repurchase agreements entered into on behalf of the Fund are fully collateralized at all times during the period of the agreement in that the value of the underlying security is at least equal to the amount of the loan, including accrued interest thereon, and the Portfolio or its custodian bank has possession of the collateral, which the Portfolio Trust's Board of Trustees believes gives the Portfolio a valid, perfected security interest in the collateral. Whether a repurchase agreement is the purchase and sale of a security or a collateralized loan has not been definitively established. This could become an issue in the event of the bankruptcy of the other party to the transaction. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Portfolio but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Portfolio may suffer time delays and incur costs in connection with the disposition of the collateral. The Board of Trustees of the Portfolio Trust believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Portfolio. The Portfolio will not invest in a repurchase agreement maturing in more than seven days if any such investment together with illiquid securities held for the Portfolio exceed 15% of the Portfolio's net assets.

INVESTMENT RESTRICTIONS

         Each of the Portfolio Trust (with respect to the Portfolio) and the Trust (with respect to the Fund) has adopted the following investment restrictions which may not be changed without approval by holders of a "majority of the outstanding voting securities" of the Portfolio or Fund, which as used in this Statement of Additional Information means the vote of the lesser of (i) 67% or more of the outstanding "voting securities" of the Fund present at a meeting, if the holders of more than 50% of the outstanding "voting securities" are present or represented by proxy, or (ii) more than 50% of the outstanding "voting securities". The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act.

         As a matter of fundamental policy, the Portfolio (Fund) will not (except that none of the following investment restrictions shall prevent the Trust from investing all of the Fund's Assets in a separate registered investment company with substantially the same investment objectives):

         (1) invest in physical commodities or contracts on physical commodities:

         (2) purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate, other than real estate limited partnerships, and may purchase and sell marketable securities which are secured by interests in real estate;

         (3) make loans except for the lending of portfolio securities pursuant to guidelines established by the Board of Trustees and except as otherwise in accordance with the Portfolio's (Fund's) investment objective and policies;

         (4) borrow money, except from a bank as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes, provided that the Portfolio (Fund) maintains asset coverage of at least 300% for all such borrowings;

         (5) underwrite the securities of other issuers (except to the extent that the Portfolio (Fund) may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities);

         (6) acquire any securities of companies within one industry, if as a result of such acquisition, more than 25% of the value of the Portfolio's (Fund's) total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, when the Portfolio (Fund) adopts a temporary defensive position;

         (7)      issue senior  securities,  except as permitted  under the 1940
                  Act;

         (8) with respect to 75% of its assets, the Portfolio (Fund) will not purchase securities of any issuer if, as a result, more than 5% of the Portfolio's (Fund's) total assets taken at market value would be invested in the securities of any single issuer;

         (9) with respect to 75% of its assets, the Portfolio (Fund) will not purchase a security if, as a result, the Portfolio (Fund) would hold more than 10% of the outstanding voting securities of any issuer.

         Each of the Portfolio and the Fund is also subject to the following restrictions which may be changed by the Board of Trustees without shareholder approval (except that none of the following investment policies shall prevent the Trust from investing all of the Assets of the Fund in a separate registered investment company with substantially the same investment objectives).

         As a matter of non-fundamental policy, the Portfolio (Fund) will not:

         (1) borrow money, except that the Portfolio (Fund) may borrow for temporary or emergency purposes up to 10% of its net assets; provided, however, that the Portfolio (Fund) may not purchase any security while outstanding borrowings exceed 5% of net assets;

         (2) sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options and futures contracts are not deemed to constitute short sales of securities;

         (3) purchase warrants, valued at the lower of cost or market, in excess of 10% of the value of its net assets. Included within that amount, but not to exceed 2% of the value of the Portfolio's (Fund's) net assets, may be warrants that are not listed on the New York or American Stock Exchanges or an exchange with comparable listing requirements. Warrants attached to securities are not subject to this limitation;

         (4) purchase securities on margin, except for use of short-term credit as may be necessary for the clearance of purchases and sales of securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures;

         (5) invest more than an aggregate of 15% of the net assets of the Portfolio (Fund), determined at the time of investment, in securities that are illiquid because their disposition is restricted under the federal securities laws or securities for which there is no readily available market; provided, however that this policy does not limit the acquisition of (i) securities that have legal or contractual restrictions on resale but have a readily available market or (ii) securities that are not registered under the 1933 Act, but which can be sold to qualified institutional investors in accordance with Rule 144A under the 1933 Act and which are deemed to be liquid pursuant to guidelines adopted by the Board of Trustees ("Restricted Securities").

         (6) invest more than 10% of the Portfolio's (Fund's) assets in Restricted Securities (including Rule 144A securities);

         (7) invest for the purpose of exercising control over management of any company;

         (8) invest its assets in securities of any investment company, except by purchase in the open market involving only customary brokers' commissions or in connection with mergers, acquisitions of assets or consolidations and except as may otherwise be permitted by the 1940 Act; provided, however, that the Portfolio shall not invest in the shares of any open-end investment company unless (1) the Portfolio's Sub-Adviser waives any investment advisory fees with respect to such assets and (2) the Portfolio pays no sales charge in connection with the investment;

         (9) invest more than 5% of its total assets in securities of issuers (other than securities issued or guaranteed by U.S. or foreign government or political subdivisions thereof) which have (with predecessors) a record of less than three years' continuous operations;

         (10) write or acquire options or interests in oil, gas or other mineral explorations or development programs or leases.

PERCENTAGE AND RATING RESTRICTIONS

         If a percentage restriction or a rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities held by the Fund or a later change in the rating of a security held by the Fund is not considered a violation of policy; however, the Sub-Adviser will consider such change in its determination of whether to hold the security.

                             PORTFOLIO TRANSACTIONS

         The Sub-Adviser is primarily responsible for portfolio decisions and the placing of portfolio transactions. In placing orders for the Portfolio, the primary consideration is prompt execution of orders in an effective manner at the most favorable price, although the Portfolio does not necessarily pay the lowest spread or commission available. Other factors taken into consideration are the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities. To the extent consistent with applicable legal requirements, the Sub-Adviser may place orders for the purchase and sale of Portfolio investments for the Portfolio with Republic New York Securities Corporation, an affiliate of the Manager.


         As permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), the Sub-Adviser may cause the Portfolio to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934 Act) to the Sub-Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction. For the period January 9, 1995 (commencement of operations) to October 31, 1995, the aggregate brokerage commissions paid from the Fund were $[].


         Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and such other policies as the Trustees of the Portfolio Trust may determine, and subject to seeking the most favorable price and execution available, the Sub-Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolio.

         Investment decisions for the Portfolio and for the other investment advisory clients of the Sub-Adviser are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought for certain clients even though it could have been sold for other clients at the same time, and a particular security may be sold for certain clients even though it could have been bought for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. In some instances, one client may sell a particular security to another client. Two or more clients may simultaneously purchase or sell the same security, in which event each day's transactions in that security are, insofar as practicable, averaged as to price and allocated between such clients in a manner which in the Sub-Adviser's opinion is equitable to each and in accordance with the amount being purchased or sold by each. In addition, when purchases or sales of the same security for the Fund and for other clients of the Sub-Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantage available to large denomination purchases or sales. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients in terms of the price paid or received or of the size of the position obtainable.

                             PERFORMANCE INFORMATION

         The Trust may, from time to time, include the yield and total return for the Fund, both computed in accordance with formulas prescribed by the Securities and Exchange Commission ("SEC"), in advertisements or reports to shareholders or prospective investors.

         Quotations of yield for the Fund will be based on all investment income per share (as defined by the SEC during a particular 30-day (or one month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                  YIELD = 2[( A-B + 1)6-1]
                              ---
                              cd

where             a =      dividends and interest earned during the period,

                  b =      expenses accrued for the period (net of
                           reimbursements),

                  c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and

                  d = the maximum offering price per share on the last day of the period.


         Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula: P (1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid. The Fund also may, with respect to certain periods of less than one year, provide total return information for that period that is unannualized. Any such information would be accomplished by standardized total return information. The total return of the Fund for the period from January 9, 1995 (commencement of operations) to October 31, 1995 was 8.31%.


         Performance information for the Fund may also be compared to various unmanaged indices, such as the Morgan Stanley Capital

International Europe, Australia and Far East ("EAFE") Index. Unmanaged indices (I.E., other than Lipper) generally do not reflect deductions for administrative and management costs and expenses. Comparative information may be compiled or provided by independent ratings services or by news organizations. Any performance information should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the Fund, and the market conditions during the given time period, and should not be considered to be representative of what may be achieved in the future.

                 MANAGEMENT OF THE TRUST AND THE PORTFOLIO TRUST

TRUSTEES AND OFFICERS

         The principal occupations of the Trustees and executive officers of the Trust for the past five years are listed below. Asterisks indicate that those Trustees and officers are "interested persons" (as defined in the 1940 Act) of the Trust and the Portfolio Trust. The address of each, unless otherwise indicated, is 6 St. James Avenue, Boston, Massachusetts 02116.

FREDERICK C. CHEN, TRUSTEE

         126 Butternut Hollow Road, Greenwich, Connecticut 06830 - Management Consultant .


ALAN S. PARSOW*, TRUSTEE
         2222 Skyline Drive, Elkhorn, Nebraska 68022 - General Partner of Parsow Partnership, Ltd. (investments).

LARRY M. ROBBINS, TRUSTEE
         Wharton Communication Program, University of Pennsylvania, 336 Steinberg Hall-Dietrich Hall, Philadelphia, Pennsylvania 19104 - Director of the Wharton Communication Program and Adjunct Professor of Management at the Wharton School of the University of Pennsylvania.

MICHAEL SEELY, TRUSTEE
         405 Lexington Avenue, Suite 909, New York, New York 10174 - President of Investor Access Corporation (investor relations consulting firm).

PHILIP W. COOLIDGE*, PRESIDENT
         Chairman, President and Chief Executive Officer, Signature Financial Group, Inc. ("SFG"); Chairman, President and Chief Executive Officer, SBDS (since April, 1989), Chairman, President and Chief Executive Officer, Signature (May, 1993); Director, Chairman and President, Signature (Cayman) (since March, 1992).


 JOHN R. ELDER*, TREASURER

         Vice President, SFG (since

         April, 1995); Treasurer, Phoenix Family of Mutual Funds (prior to April, 1995).


LINDA T. GIBSON*, ASSISTANT SECRETARY
         Legal Counsel and Assistant Secretary, SFG (since June, 1991); Assistant Secretary, SBDS (since October, 1992); Assistant Secretary, Signature (since March, 1993); law student, Boston University School of Law (prior to May, 1992).


JAMES E. HOOLAHAN*, VICE PRESIDENT
         Senior Vice President, SFG (since December, 1989).

SUSAN JAKUBOSKI*, ASSISTANT SECRETARY AND ASSISTANT TREASURER
         P.O. Box 2494, Elizabethan Square, George Town, Grand Cayman, Cayman Islands, B.W.I. - Manager and Senior Fund Administrator, SFG and Signature (Cayman) (since August 1994); Assistant Treasurer, SBDS (since September 1994); Fund Compliance Administrator, Concord Financial Group, Inc. (from November 1990 to August 1994); Senior Fund Accountant, Neuberger & Berman Management Incorporated (from February 1988 to November 1990) .

JAMES S. LELKO*, ASSISTANT TREASURER
         Assistant Manager, SFG (since January, 1993); Senior Tax Compliance Accountant, Putnam Companies (since prior to December, 1992).

THOMAS M. LENZ*,  SECRETARY
         Vice  President and Associate  General  Counsel,  SFG (since  November,
         1989); Assistant Secretary, SBDS (since February, 1991); Assistant Secretary, Signature (since March, 1993) .


MOLLY S. MUGLER*, ASSISTANT SECRETARY
         Legal Counsel and Assistant Secretary, SFG; Assistant Secretary, SBDS (since April, 1989); Assistant Secretary, Signature (since March,
         1993).

BARBARA M. O'DETTE*, ASSISTANT TREASURER
         Assistant  Treasurer,  SFG;  Assistant  Treasurer,  SBDS (since  April,
         1989); Assistant Treasurer, Signature (since March, 1993).

ANDRES E. SALDANA*, ASSISTANT SECRETARY

         Legal Counsel and Assistant Secretary, SFG (since November, 1992); Assistant Secretary, SBDS (since September, 1993); Assistant Secretary, Signature (since March, 1993); Attorney, Ropes & Gray (September, 1990 to November, 1992)

         .

         Messrs. Coolidge, Elder, Lelko, Lenz and Saldana and Mss. Gibson, Jakuboski, Mugler and O'Dette are also Trustees and/or officers of certain other investment companies of which SBDS or an affiliate is the administrator.

                               COMPENSATION TABLE


                                  Pension or
                                  Retirement                       Total
                                  Benefits        Estimated        Compensation
                  Aggregate       Accrued as      Annual           From Fund
Name of           Compensation    Part of Fund    Benefits Upon    Complex* Paid
TRUSTEE           FROM TRUST      EXPENSES        RETIREMENT       TO TRUSTEES
Frederick C. Chen   $6,700          none             none             $6,700

Alan S. Parsow      $6,700          none             none             $6,700

Larry M. Robbins    $6,700          none             none             $6,700

Michael Seely       $6,700          none             none             $6,700

*The Fund Complex consists of the Trust and the Portfolio Trust.

         The compensation table above reflects the fees received by the Trustees from the Trust and the Portfolio Trust for the period from January 9, 1995 (commencement of operations) to October 31, 1995. The Trustees who are not "interested persons" (as defined in the 1940 Act) of either the Trust or Portfolio Trust will receive an annual retainer of $3,600 and a fee of $1,0001 for each meeting of the Board of Trustees or committee thereof attended.

        As of December 29, 1995, the Trustees and officers of the Trust and the Portfolio Trust, as a group, owned less than 1% of the outstanding shares of the Fund. As of the same date, the following shareholders of record owned 5% or more of the outstanding shares of the Fund (the Trust has no knowledge of the beneficial ownership of such shares):


         The Trust's Declaration of Trust provides that it will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their officers with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in wilful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

INVESTMENT MANAGER

         Republic is the investment manager to the Portfolio pursuant to an investment management agreement (the "Investment Management Contract") with the Portfolio Trust. For its services, the investment manager receives no compensation from the Portfolio.

         The Investment Management Contract will remain in effect until November 21, 1996, and will continue in effect thereafter from year to year with respect to the Portfolio, provided such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Portfolio or by the Portfolio Trust's Board of Trustees, and (ii) by a majority of the Trustees of the Portfolio Trust who are not parties to the Investment Management Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Investment Management Contract may be terminated with respect to the


-----------
     1As of November 1, 1995, Trustee fee for each meeting of the Board of Trustees or committee thereof attended increased from $600 to $1,000.

Portfolio without penalty by either party on 60 days' written notice and will terminate automatically if assigned.

         Republic is a wholly owned subsidiary of Republic New York Corporation, a registered bank holding company. No securities or instruments issued by Republic New York Corporation or Republic will be purchased for the Portfolio.

         Republic complies with applicable laws and regulations, including the regulations and rulings of the U.S. Comptroller of the Currency relating to fiduciary powers of national banks. These regulations provide, in general, that assets managed by a national bank as fiduciary shall not be invested in stock or obligations of, or property acquired from, the bank, its affiliates or their directors, officers or employees or other persons with substantial connections with the bank. The regulations further provide that fiduciary assets shall not be sold or transferred, by loan or otherwise, to the bank or persons connected with the bank as described above. Republic, in accordance with federal banking laws, may not purchase for its own account securities of any investment company the investment adviser of which it controls, extend credit to any such investment company, or accept the securities of any such investment company as collateral for a loan to purchase such securities. Moreover, Republic, its officers and employees do not express any opinion with respect to the advisability of any purchase of such securities.

         The investment advisory services of Republic to the Portfolio are not exclusive under the terms of the Investment Management Contract. Republic is free to and does render investment advisory services to others.

SUB-ADVISER

         CGTC, as the Portfolio's Sub-Adviser, is responsible for the investment management of the Portfolio's assets, including making investment decisions and placing orders for the purchase and sale of securities for the Portfolio directly with the issuers or with brokers or dealers selected by CGTC or Republic in its discretion. See "Portfolio Transactions." CGTC also furnishes to the Board of Trustees of the Portfolio Trust, which has overall responsibility for the business and affairs of the Portfolio Trust, periodic reports on the investment performance of the Portfolio.


         For its services, CGTC receives from the Portfolio a fee, computed daily and based on the Fund's average daily net assets, at the annual rate of 0.70% of net assets up to $25 million, 0.55% of net assets over $25 million up to $50 million, 0.425% of net assets over $50 million up to $250 million, and 0.375% of net assets in excess of $250 million. For the period from January 9, 1995 (commencement of operations) to October 31, 1995, sub-advisory fees aggregated $131,059.

         The investment advisory services of CGTC to the Portfolio are not exclusive under the terms of the Sub-Advisory Agreement. CGTC is free to and does render investment advisory services to others.

ADMINISTRATOR


         Each Administrative Services Agreement is terminable with respect to the Fund or the Portfolio, as the case may be, without penalty at any time by vote of a majority of the respective Trustees, or by the respective Administrator, upon not less than 60 days' written notice to the Fund or the Portfolio, as the case may be. Each Agreement provides that neither the respective Administrator nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration of the Fund or the Portfolio, as the case may be, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the respective Administrative Services Agreement. The minimum annual administrative services fees paid by the Fund shall be $25,000. For the period from January 9, 1995 (commencement of operations) to October 31, 1995, Signature was paid administrative services fees of $20,274, of which $5,914 was waived.


FUND ACCOUNTING AGENT

         Pursuant to respective fund accounting agreements, Signature serves as fund accounting agent to each of the Fund and the Portfolio. For its services to the Fund, Signature receives from the Fund fees payable monthly equal on an annual basis to $12,000. For its services to the Portfolio, Signature receives fees payable monthly equal on an annual basis to $50,000.

CUSTODIAN AND TRANSFER AGENT

         Investors Bank & Trust Company serves as custodian and transfer agent for each of the Fund and the Portfolio pursuant to Custodian Agreements and Transfer Agency Agreements, respectively. The Custodian may use the services of sub-custodians with respect to the Portfolio.

                        DETERMINATION OF NET ASSET VALUE

         The net asset value of each of the shares of the Fund is determined on each day on which the New York Stock Exchange ("NYSE") is open for trading. As of the date of this Statement of Additional Information, the NYSE is open every weekday except for the days on which the following holidays are observed: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The Sub-Adviser typically completes its trading on behalf of the Portfolio in various markets before 4:00 p.m., and the value of portfolio securities is determined when the primary market for those securities closes for the day. Foreign currency exchange rates are also determined prior to 4:00 p.m. However, if extraordinary events occur that are expected to affect the value of a portfolio security after the close of the primary exchange on which it is traded, the security will be valued at fair value as determined in good faith under the direction of the Board of Trustees of the Portfolio Trust.

                                    TAXATION

         Each year, to qualify as a separate "regulated investment company" under the Code, at least 90% of the Fund's investment company taxable income (which includes, among other items, interest, dividends and the excess of net short-term capital gains over net long-term capital losses) must be distributed to Fund shareholders and the Fund must meet certain diversification of assets, source of income, and other requirements. If the Fund does not so qualify, it will be taxed as an ordinary corporation.

         The Fund intends to apply to the Internal Revenue Service for rulings, including, among others, rulings to the effect that (1) the Portfolio will be treated for federal income tax purposes as a partnership and (2) for purposes of determining whether the Fund satisfies the income and diversification requirements to maintain its status as a RIC, the Fund, as an investor in its corresponding Portfolio, will be deemed to own a proportionate share of the Portfolio's income attributable to that share. While the IRS has issued substantially similar rulings in the past, and SBDS anticipates that the Fund will receive the rulings it seeks, the IRS has complete discretion in granting rulings and complete assurance cannot be given that such rulings will be obtained. The Portfolio has advised its corresponding Fund that it intends to conduct its operations so as to enable its investors, including the Fund, to satisfy those requirements.

         Amounts not distributed by the Fund on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, for each calendar year an amount must be distributed equal to the sum of (1) at least 98% of the Fund's ordinary income (excluding any capital gains or losses) for the calendar year,
(2) at least 98% of the excess of the Fund's capital gain net income for the 12-month period ending, as a general rule, on October 31 of the calendar year, and (3) all such ordinary income and capital gains for previous years that were not distributed during such years.

         Distributions by the Fund reduce the net asset value of the Fund shares. Should a distribution reduce the net asset value below a shareholder's cost basis, the distribution nevertheless would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying shares just prior to a distribution by the Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

         If the Portfolio is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Portfolio's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (I.E., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Portfolio acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

         Some of the debt securities that may be acquired by the Portfolio may be treated as debt securities that are originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Portfolio, original issue discount on a taxable debt security earned in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

         Some of the debt securities may be purchased by the Portfolio at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. Generally, the gain realized on the disposition of any debt security acquired by the Portfolio will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security.

OPTIONS, FUTURES AND FORWARD CONTRACTS

         Some of the options, futures contracts and forward contracts entered into by the Portfolio may be "Section 1256 contracts." Section 1256 contracts held by the Portfolio at the end of its taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are "marked-to-market" with unrealized gains or losses being treated as though they were realized. Any gains or losses, including "marked-to-market" gains or losses, on Section 1256 contracts are generally 60% long-term and 40% short-term capital gains or losses ("60/40") although all foreign currency gains and losses from such contracts may be treated as ordinary in character absent a special election.

         Generally, hedging transactions and certain other transactions in options, futures and forward contracts undertaken by the Portfolio may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gain or loss realized by the Portfolio. In addition, losses realized by the Portfolio on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures and forward contracts to the Portfolio are not entirely clear. The transactions may increase the amount of short-term capital gain realized by the Portfolio. Short-term gain is taxed as ordinary income when distributed to Fund shareholders.

         The Portfolio may make one or more of the elections available under the Code which are applicable to straddles. If the Portfolio makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the elections made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

         Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to Fund shareholders, and which will be taxed to Fund shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

         The 30% limit on gains from the disposition of certain options, futures and forward contracts held less than three months, and the qualifying income and diversification requirements applicable to the Portfolio assets, may limit the extent to which the Portfolio will be able to engage in these transactions.

SWAP AGREEMENTS

         Rules governing the tax aspects of swap contracts are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Fund intends to account for such transactions in a manner deemed to be appropriate, the Internal Revenue Service might not necessarily accept such treatment. If it does not, the status of the Fund as a regulated investment company might be affected. The Fund intends to monitor developments in this area. Certain requirements that must be met under the Code in order for the Fund to qualify as a regulated investment company may limit the extent to which the Fund will be able to engage in swap agreements.

INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANIES

         The  Portfolio  may invest in shares of foreign  corporations  (through
ADRs) which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If the Portfolio receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Portfolio held the PFIC shares. The Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

         The Fund may be eligible to elect alternative tax treatment with respect to PFIC shares held by the Portfolio. Under an election that currently is available in some circumstances, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election may be available that would involve marking to market the Fund's PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized. If this election were made, tax at the Fund level under the PFIC rules would generally be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges. The Fund's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC shares.

         Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, as well as subject the Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

         Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the Portfolio accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, in disposing of debt securities denominated in foreign currencies and certain other foreign currency contracts, gains or losses attributable to fluctuations in the value of a foreign currency between the date the security or contract is acquired and the date it is disposed of are also usually treated as ordinary income or loss. Under Section 988 of the Code, these gains or losses may increase or decrease the amount of the Fund's investment company taxable income to be distributed to shareholders as ordinary income.

DISPOSITION OF SHARES

         Upon the sale or exchange of shares of the Fund, a shareholder generally will realize a taxable gain or loss depending upon his basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term if the shareholder's holding period for the shares is more than one year and generally otherwise will be short-term. Any loss realized on a sale or exchange of Fund shares will be disallowed to the extent that the shares disposed of are replaced (including replacement through reinvesting of dividends and capital gain distributions in the Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

         The information above is only a summary of some of the tax considerations affecting the Fund and its shareholders. The Portfolio, the Fund, and the Fund's distributions may also be subject to state, local, foreign or other taxes not discussed above. A prospective investor may wish to consult a tax advisor to determine the suitability of an investment in the Fund based on the prospective investor's tax situation.

                                OTHER INFORMATION

CAPITALIZATION

         The Trust is a Massachusetts business trust established under a Declaration of Trust dated April 22, 1987, as a successor to two previously-existing Massachusetts business trusts, FundTrust Tax-Free Trust (organized on July 30, 1986) and FundVest (organized on July 17, 1984, and since renamed FundSource). Prior to October 3, 1994 the name of the Trust was "FundTrust".

         The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Board of Trustees may establish additional series (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional series will not alter the rights of the Fund's shareholders. When issued, shares are fully paid, nonassessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In liquidation of the Fund, each shareholder is entitled to receive his pro rata share of the net assets of the Fund.

VOTING RIGHTS

         Under the Declaration of Trust, the Trust is not required to hold annual meetings of Fund shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders' meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove persons serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

         The Trust's shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

         Interests in the Portfolio have no preference, preemptive, conversion or similar rights, and are fully paid and non-assessable. The Portfolio Trust is not required to hold annual meetings of investors, but will hold special meetings of investors when, in the judgment of the Portfolio Trust's Trustees, it is necessary or desirable to submit matters for an investor vote. Each investor is entitled to a vote in proportion to the share of its investment in the Portfolio.

         Except as described below, whenever the Trust is requested to vote on a matter pertaining to the Portfolio, the Trust will hold a meeting of the Fund's shareholders and will cast all of its votes on each matter at a meeting of investors in the Portfolio proportionately as instructed by the Fund's shareholders. However, subject to applicable statutory and regulatory requirements, the Trust would not request a vote of the Fund's shareholders with respect to any proposal relating to the Portfolio which proposal, if made with respect to the Fund, would not require the vote of the shareholders of the Fund.

INDEPENDENT AUDITORS


         For the fiscal year ended October 31, 1995, Ernst & Young LLP , 200 Clarendon Street, Boston, Massachusetts 02116, served as independent auditors of the Funds of the Trust, and Ernst & Young, One Capital Place, George Town, Grand Cayman, Cayman Islands, served as independent auditors of the Portfolio.

         The Board of Trustees has appointed KPMG Peat Marwick LLP as independent accountants of the Funds of the Trust for the fiscal year ended October 31, 1996. KPMG Peat Marwick LLP will audit the Trust's annual financial statements, prepare the Trust's income tax returns, and assist in the filings with the Securities and Exchange Commission. KPMG Peat Marwick LLP's address is 99 High Street, Boston, Massachusetts 02108. The Portfolio has appointed KPMG Peat Marwick, Grand Cayman, Cayman Islands as its independent account for the fiscal year ended October 31, 1996, who will audit its financial statements.



COUNSEL

         Dechert Price & Rhoads, 1500 K Street, N.W., Washington, D.C. 20005, passes upon certain legal matters in connection with the shares of the Fund offered by the Trust, and also acts as counsel to the Trust.

REGISTRATION STATEMENT

         This Statement of Additional Information and the Prospectus do not contain all the information included in the Trust's registration statement filed with the Securities and Exchange Commission under the 1933 Act with respect to shares of the Fund, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The registration statement, including the exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

         Statements contained herein and in the Prospectus as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document which was filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.


 FINANCIAL STATEMENTS

         The Fund's current audited financial statements dated October 31, 1995 are hereby incorporated herein by reference from the Annual Report of the Fund dated October 31, 1995 as filed with the SEC pursuant to Rule 30b2-1 under the 1940 Act. A copy of such report will be provided without charge to each person receiving this Statement of Additional Information.


FT4135E

PART C

Item 24.  Financial Statements.


         (a) Included in Part A of the Registration Statement:

FINANCIAL HIGHLIGHTS -- Republic U.S. Government Money Market Fund; Republic New York Tax Free Money Market Fund; Republic New York Tax Free Bond Fund; Republic Equity Fund; Republic Fixed Income Fund; Republic International Equity Fund.

         (b) Incorporated by reference into Part B of the Registration
Statement:

REPUBLIC U.S. GOVERNMENT MONEY MARKET FUND
Statement of Net Assets, September 30, 1995
Statement of Operations for the year ended September 30, 1995
Statement of Changes in Net Assets for the years ended September 30, 1994 and September 30, 1995
Financial Highlights
Notes to Financial Statements, September 30, 1995
Report of Ernst & Young LLP

REPUBLIC NEW YORK TAX FREE MONEY MARKET FUND
Statement of Net Assets, October 31, 1995
Statement of Operations for the period November 17, 1994 (commencement of operations) to October 31, 1995
Statement of Changes in Net Assets for the period November 17, 1994 (commencement of operations) to October 31, 1995
Financial Highlights
Notes to Financial Statements, October 31, 1995
Report of Ernst & Young LLP

REPUBLIC NEW YORK TAX FREE BOND FUND
Schedule of Investments, October 31, 1995
Statement of Assets and Liabilities, October 31, 1995
Statement of Operations for the period May 1, 1995 (commencement of operations) to October 31, 1995
Statement of Changes in Net Assets for the period May 1, 1995 (commencement of operations) to October 31, 1995
Financial Highlights
Notes to Financial Statements, October 31, 1995
Report of Ernst & Young LLP

REPUBLIC EQUITY FUND
Schedule of Investments, October 31, 1995
Statement of Assets and Liabilities, October 31, 1995
Statement of Operations for the period August 1, 1995 (commencement of operations) to October 31, 1995
Statement of Changes in Net Assets for the period August 1, 1995 (commencement of operations) to October 31, 1995
Financial Highlights
Notes to Financial Statements, October 31, 1995
Report of Ernst & Young LLP

REPUBLIC FIXED INCOME FUND
Statement of Assets and Liabilities, October 31, 1995
Statement of Operations for the period January 9, 1995 (commencement of operations) to October 31, 1995
Statement of Changes in Net Assets for the period January 9, 1995 (commencement of operations) to October 31, 1995
Financial Highlights
Notes to Financial Statements, October 31, 1995
Report of Ernst & Young, LLP

FIXED INCOME PORTFOLIO
Schedule of Investments, October 31, 1995
Statement of Assets and Liabilities, October 31, 1995
Statement of Operations for the period January 9, 1995 (commencement of operations) to October 31, 1995
Statement of Changes in Net Assets for the period January 9, 1995 (commencement of operations) to October 31, 1995
Financial Highlights
Notes to Financial Statements, October 31, 1995
Report of Ernst & Young

REPUBLIC INTERNATIONAL EQUITY FUND
Statement of Assets and Liabilities, October 31, 1995
Statement of Operations for the period January 9, 1995 (commencement of operations) to October 31, 1995
Statement of Changes in Net Assets for the period January 9, 1995 (commencement of operations) to October 31, 1995
Financial Highlights
Notes to Financial Statements, October 31, 1995
Report of Ernst & Young LLP

INTERNATIONAL EQUITY PORTFOLIO
Schedule of Investments, October 31, 1995
Statement of Assets and Liabilities, October 31, 1995
Statement of Operations for the period January 9, 1995 (commencement of operations) to October 31, 1995
Statement of Changes in Net Assets for the period January 9, 1995 (commencement of operations) to October 31, 1995
Financial Highlights
Notes to Financial Statements, October 31, 1995
Report of Ernst & Young

         (b) Exhibits

1. Amended and Restated Declaration of Trust, with establishment and designation of series and further amendments.1

2.  By-Laws.1

4.  Specimen certificate of shares of beneficial interest of Republic Funds.1

5(a). Master Investment Advisory Contract, with supplements regarding Republic New York Tax Free Bond Fund, Republic New York
Tax Free Money Market Fund and Republic Equity Fund.1

5(b).  Subadvisory Agreement between Lord, Abbett & Co. and
Republic National Bank of New York regarding Republic Equity Fund.1

5(c).  Amended and Restated Second Master Investment Advisory
Contract, with supplement regarding Republic U.S. Government
Money Market Fund.1

6(a).  Master Distribution Contract, with supplements regarding
Republic U.S. Government Money Market Fund, Republic New York Tax
Free Money Market Fund, Republic New York Tax Free Bond Fund and
Republic Equity Fund.1

6(b). Second Master Distribution Contract, with supplements regarding Republic International Equity Fund and Republic Fixed
Income Fund.1

8(a).  Custodian Agreement.1

8(b).  Transfer Agency and Service Agreement.1

9(a).  Form of Service Agreement.1

9(b). Master Administrative Services Contract, with supplements regarding Republic New York Tax Free Money Market Fund, Republic
Republic U.S. Government Money Market Fund, Republic New York Tax
Free Bond Fund, and Republic Equity Fund.1

9(c). Second Master Administrative Services Contract, with supplements regarding Republic Fixed Income Fund and Republic
International Equity Fund.1

9(d).  Administrative Services Plan.1

10.  Opinion of Counsel.2

11.  Consent of Independent Auditors.1


13(a).  Initial Investor Representation letter regarding Republic
International Equity Fund and Republic Fixed Income Fund.3

13(b).  Initial Investor Representation letter regarding Republic
Equity Fund.2

15(a). Amended and Restated Master Distribution Plan, with supplements regarding Republic U.S. Government Money Market Fund,
Republic New York Tax Free Money Market Fund, Republic New York
Tax Free Bond Fund and Republic Equity Fund.1

16.  Schedule of Performance Computations.1

17.  Financial Data Schedules.1


18. Powers of Attorney of Trustees and Officers of Registrant and Republic Portfolios.4


-----------------
    1  Filed herewith.

    2 Incorporated herein by reference from post-effective amendment No. 33 to the registration statement on Form N-1A of the Registrant (File no. 33-7647) (the "Registration Statement") as filed with the Securities and Exchange Commission (the "SEC") on June 27, 1995.

    3 Incorporated by reference herein from post-effective amendment No. 29 to the Registration Statement as filed with the SEC on December 20, 1994.

    4 Incorporated herein by reference from post-effective amendment No. 28 to the Registration Statement as filed with the SEC on December 2, 1994.


Item 25. Persons Controlled by or under Common Control with
Registrant.


         Not applicable.

Item 26.          Number of Holders of Securities


         As of December 29, 1995, the number of shareholders of each Fund was as follows:

Republic U.S. Government Money Market Fund: 726
Republic New York Tax Free Money Market Fund: 124
Republic New York Tax Free Bond Fund: 12
Republic Fixed Income Fund: 32
Republic Equity Fund: 12
Republic International Equity Fund: 63

Item 27.  Indemnification

         Reference is hereby made to Article IV of the Registrant's Declaration of Trust. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees or officers of the Registrant by the Registrant pursuant to the Declaration of Trust of otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Investment Company Act of 1940, as amended (the "1940 Act") and, therefore, is unenforceable.

         A claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees or officers of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees or officers in connection with the shares being registered, the Registrant will, unless in the opinion of its Counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 28.  Business and Other Connections of Investment Advisers

         (a) Republic National Bank of New York ("Republic") acts as investment adviser to Republic U.S. Government Money Market Fund, Republic New York Tax Free Money Market Fund, Republic New York Tax Free Bond Fund, Republic Equity Fund, Republic Fixed Income Fund and Republic International Equity Fund, and is a subsidiary of Republic New York Corporation ("RNYC"), 452 Fifth Avenue, New York, New York 10018, a registered bank holding company.

         (i) Republic's directors, and their business and other connections, are as follows(1):

NAME --  BUSINESS AND OTHER CONNECTIONS

Kurt Andersen -- Executive Vice President and a Director of RNYC and
Republic Anthony G. Chappell Executive Vice President and Director of Republic

Albert S. Corwen -- Director of RNYC and President of John Mullins & Sons, Inc., furniture retailer

Cyril S. Dwek -- Vice Chairman of the Board and Director of Republic and RNYC

Ernest Ginsberg -- Vice Chairman of the Board and Director of RNYC and Republic, and General Counsel to Republic

Nathan Hasson -- Vice Chairman of the Board, Director and Treasurer of Republic and Vice Chairman of the Board and Director of RNYC

Morris Hirsch -- Director of and Senior Consultant to RNYC and Republic

Jeffrey C. Keil -- Vice Chairman of the Board and Director of RNYC and President and Director of Republic

Peter Kimmelman -- A private investor and a Director of RNYC and Republic(2)

Leonard Lieberman -- Director of various companies, including Consolidated Cigar Corporation and Outlet Communications, Inc.; and Director of RNYC and Republic

Eugene Lubin -- Director of Republic and President and Chief Executive Officer of Lubin's Men's World, Inc.

William C. MacMillen, Jr. -- President, William C. MacMillen & Co., Inc. (investment Banking) and a Director of RNYC and Republic; and Director of Carroon & Black Corporation(3)

Martin F. Mertz -- Chairman of the Executive Committee of the Board of Directors of The Republic Bank for Savings, a wholly-owned subsidiary of RNYC, Director of RNYC and Republic

Charles G. Meyer, Jr. -- President of Cord Meyer Development Co.; and Director of Republic(4)

James L. Morice -- Partner in the management consulting and executive search firm of Mirtz Morice, Inc.; and a Director of RNYC and Republic(5)

E. Daniel Morris -- President, Corsair Capital Corporation, Director of RNYC

Dr. Janet L. Norwood -- Senior Fellow at The Urban Institute (research organization), Director of RNYC and Republic

John A. Pancetti -- Chairman of the Board, Chief Executive Officer of Republic Bank for Savings, a wholly-owned subsidiary of RNYC; and Director of RNYC and Republic

The Hon. Javier Perez De Cuellar -- Former Secretary General of the United Nations and Director of RNYC

Vito S. Portera -- Vice Chairman of the Board, and a Director of RNYC and Republic; Chairman of the Board of Republic International Bank of New York, the wholly-owned Florida Edge Act subsidiary of Republic; Chairman of the Board and President of SafraCorp, a Florida bank holding company, and Chairman of its subsidiary bank

Wilbur M. Rabinowitz -- Private Investor and Director of RNYC

William P. Rogers -- Partner, Rogers & Wells and Director of RNYC and Republic

Dov C. Schlein -- President and Chief Operating Officer, and a Director of RNYC and Vice Chairman and Director of Republic

Jacques Tawil -- Director of RNYC (Suisse) S.A.

Richard Waters -- Retired Executive Officer of The Sporting News Publishing Company and Director of Republic

Walter H. Weiner -- Chairman of the Board and Director of Republic and RNYC

Peter White -- Senior Consultant and a Director of RNYC and Republic

         (ii) The principal executive officers of Republic and their business and other connections for at least the past two years are as follows(1):

Walter H. Weiner -- Chairman of the Board and Chief Executive Officer of Republic and RNYC

Dov C. Schlein -- President and Chief Executive Officer and Director of Republic and a Director and Vice Chairman of RNYC

Cyril S. Dwek -- Vice Chairman of the Board and a Director of Republic and RNYC

Ernest Ginsberg -- Vice Chairman of the Board, Director and General Counsel of Republic, a Vice Chairman and a Director of RNYC

Nathan Hassan -- Vice Chairman of the Board, Treasurer and a Director of Republic and Vice Chairman and a Director of RNYC

Jeffrey C. Keil -- Vice Chairman of the Board, and a Director of Republic and President and a Director of RNYC

John A. Pancetti -- Vice Chairman of the Board and a Director of Republic and RNYC; and Chairman of the Board and Chief Executive Officer of the Manhattan Savings Bank, a wholly-owned savings bank subsidiary of RNYC

Vito S. Portera -- Vice Chairman of the Board and a Director of Republic and RNYC; Chairman of the Board of Republic International Bank of New York, the wholly-owned Florida Edge Act subsidiary of Republic; and Chairman of the Board and President of SafraCorp, a Florida bank holding company, and Chairman of its subsidiary bank

Kurt Andersen -- Executive Vice President and a Director of Republic and RNYC

Leslie E. Bains -- Executive Vice President of Republic

Anthony G. Chappell -- Executive Vice President of Republic

Patrick Constantinides -- Executive Vice President of Republic

Walter R. Cook -- Executive Vice President of Republic

Manuel L. Diaz -- Executive Vice President, and a Director, President and Treasurer of Republic International Bank of New York, the wholly-owned Florida Edge Act Subsidiary of Republic

Jean-Pierre Diels -- Executive Vice President

William A. Dueker, Jr. -- Executive Vice President

Adrian Fletcher -- Executive Vice President, General Manager; and Chief Operating Officer of Republic's London Branch

Rick D. Friedlander -- Executive Vice President of Republic

John R. Gorman -- Executive Vice President of Republic

John H. Guiton -- Executive Vice President of Republic

John P. Holdcroft, Jr. -- Executive Vice President and Comptroller of RNYC

John M. Heffer -- Executive Vice President of Republic

John D. Kaberle, Jr. -- Executive Vice President and Comptroller of Republic and RNYC

Elie Krayem -- Executive Vice President of Republic

Morton Leader -- Executive Vice President; and Executive Vice President and Director of Republic Factors Corp., the wholly-owned factoring subsidiary of RNYC

Terrence G. Lloyd -- Executive Vice President of Republic

Alberto Munchnick -- Executive Vice President of Republic

Martin Rabinowitz -- Executive Vice President of Republic

Herbert J. Richman -- Executive Vice President; and a Vice President of RNYC

Thomas F. Robards -- Executive Vice President and Treasurer of RNYC and Executive Vice President of Republic

Elias Saal -- Executive Vice President of Republic

Daniel M. Schwartz -- Executive Vice President of Republic

John M. Scopaz -- Executive Vice President of Republic

Richard C. Spikerman -- Executive Vice President of Republic

John Tamberlane -- Executive Vice President; and President of The Manhattan Savings Bank, a wholly-owned savings bank subsidiary of RNYC

Moise Tawil -- Executive Vice President of Republic

Gerald N. Weiner -- Executive Vice President of Republic

Thomas F. Weiner -- Executive Vice President of Republic

George T. Wendler -- Executive Vice President of Republic

Peter F. Huezey -- Senior Vice President and Director of Internal Audit of Republic

Robert Parkinson -- Senior Vice President and Deputy Comptroller of RNYC

William F. Rosenblum, Jr. -- Senior Vice President, Senior Deputy General Counsel and Corporate Secretary of Republic and RNYC

William H. Slattery -- Senior Vice President and General Counsel of Republic

Edmond J. Safra -- Honorary Chairman of Republic and RNYC

------------------
(1) Unless otherwise noted by footnote, the address of all directors and officers is 452 Fifth Avenue, New York, New York 10018

(2) 1270 Avenue of the Americas, Suite 3010, New York 10020

(3) 254 Victoria Place, Lawrence, New York 11559

(4) 19355 Turnberry Way, Apartment #8H, 32 Tower North, Miami Beach, Florida
33180

(5) 111-15 Queens Boulevard, 2nd Floor, Forest Hills, New York, New York 11375



         (b) Lord, Abbett & Co. ("Lord Abbett") acts as investment adviser to Republic Equity Fund. Lord Abbett's address is The General Motors Building, 767 Fifth Avenue, New York, NY 10153- 0203. Lord Abbett acts as investment adviser for seventeen other open-end investment companies (of which it is principal underwriter for fourteen) and as investment adviser to approximately 5,100 private accounts. Other than acting as directors and/or officers of open-end investment companies sponsored by Lord Abbett, none of Lord Abbett's partners has, in the past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature for his own account or in the capacity of director, officer, employee, or partner of any entity except as follows:

NAME -- BUSINESS AND OTHER CONNECTIONS

John J. Walsh -- Trustee of The Brooklyn Hospital Center

ITEM 29.   PRINCIPAL UNDERWRITER

         (a) Signature Broker-Dealer Services, Inc. (the "Sponsor") and its affiliates serve as distributor and administrator for other registered investment companies.

         (b) The information required by this Item 29 with respect to each director or officer of Signature is incorporated by reference from Schedule A of Form BD filed by the Sponsor pursuant to the Securities Exchange Act of 1934 (File No. 8-41134).

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

         The account books and other documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of: Republic National Bank of New York, 452 Fifth Avenue, New York, New York 10018; Lord, Abbett & Co., The General Motors Building, 767 Fifth Avenue, New York, New York, 10153-0203; Signature Broker-Dealer Services, Inc., 6 St. James Avenue, Boston, Massachusetts 02116; Signature Financial Services, Inc., 1 First Canadian Place, Suite 5820, P.O. Box 231, Toronto, Ontario, M5X 1C8; and Investors Bank & Trust Company, N.A., 24 Federal Street, Boston, Massachusetts 02110.

ITEM 31.  MANAGEMENT SERVICES

         Not applicable.

ITEM 32.  UNDERTAKINGS


         (a) The Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders upon request and without charge.

         (b) The Registrant undertakes to comply with Section 16(c) of the 1940 Act as though such provisions of the Act were applicable to the Registrant except that the request referred to in the third full paragraph thereof may only be made by shareholders who hold in the aggregate at least 10% of the outstanding shares of the Registrant, regardless of the net asset value or values of shares held by such requesting shareholders.

SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Republic Funds certifies that it meets all the requirements for effectiveness of this amendment to its registration statement on Form N-1A (File No. 33-7647) (the "Registration Statement") pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of Boston and Commonwealth of Massachusetts, on the 19th day of January, 1996.



REPUBLIC FUNDS

By /S/THOMAS M. LENZ
   ---------------------------
   Thomas M. Lenz, Secretary

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on January 19, 1996.


/S/ PHILIP W. COOLIDGE
--------------------------
Philip W. Coolidge
President



/S/JOHN R. ELDER
--------------------------
John R. Elder
Treasurer and Principal Accounting and Financial Officer



ALAN S. PARSOW*
--------------------------
Alan S. Parsow
Trustee

LARRY M. ROBBINS*
--------------------------
Larry M. Robbins
Trustee

MICHAEL SEELY*
--------------------------
Michael Seely
Trustee

FREDERICK C. CHEN*
--------------------------
Frederick C. Chen
Trustee



*By /S/THOMAS M. LENZ
    --------------------------
    Thomas M. Lenz,
    as attorney-in-fact pursuant to a power of attorney previously filed.

SIGNATURES

         Republic Portfolios (the "Portfolio Trust") has duly caused this amendment to the registration statement on Form N-1A (File No. 33-7647) ("Registration Statement") of Republic Funds (the "Trust") to be signed on its behalf by the undersigned, thereto duly authorized in George Town, Grand Cayman, Cayman Islands, B.W.I. on the 19th day of January, 1996.


REPUBLIC PORTFOLIOS

By /S/SUSAN JAKUBOSKI
   --------------------------
   Susan Jakuboski, Assistant Treasurer


         Pursuant to the requirements of the Securities Act of 1933, the Trust's Registration Statement has been signed below by the following persons in the capacities indicated on January 19, 1996.


PHILIP W. COOLIDGE*
--------------------------
Philip W. Coolidge
President of the Portfolio Trust



--------------------------
John R. Elder
Treasurer and Principal Accounting and Financial Officer of the Portfolio Trust


ALAN S. PARSOW*
--------------------------
Alan S. Parsow
Trustee of the Portfolio Trust

LARRY M. ROBBINS*
--------------------------
Larry M. Robbins
Trustee of the Portfolio Trust

MICHAEL SEELY*
--------------------------
Michael Seely
Trustee of the Portfolio Trust

FREDERICK C. CHEN*
--------------------------
Frederick C. Chen
Trustee of the Portfolio Trust


*By /S/SUSAN JAKUBOSKI
    --------------------------
    Susan Jakuboski,
    as attorney-in-fact pursuant to a power of attorney previously filed

SIGNATURES

         Republic Portfolios (the "Portfolio Trust") has duly caused this amendment to the registration statement on Form N-1A (File No. 33-7647) ("Registration Statement") of Republic Funds (the "Trust") to be signed on its behalf by the undersigned, thereto duly authorized in London, England on the 28th day of November, 1995.


REPUBLIC PORTFOLIOS

By
   --------------------------
   Susan Jakuboski, Assistant Treasurer


         Pursuant to the requirements of the Securities Act of 1933, the Trust's Registration Statement has been signed below by the following persons in the capacities indicated on November 28, 1995.



--------------------------
Philip W. Coolidge
President of the Portfolio Trust


/S/JOHN R. ELDER
--------------------------
John R. Elder
Treasurer and Principal Accounting and Financial Officer of the Portfolio Trust



--------------------------
Alan S. Parsow
Trustee of the Portfolio Trust


--------------------------
Larry M. Robbins
Trustee of the Portfolio Trust


--------------------------
Michael Seely
Trustee of the Portfolio Trust


--------------------------
Frederick C. Chen
Trustee of the Portfolio Trust


*By
    --------------------------
    Susan Jakuboski,
    as attorney-in-fact pursuant to a power of attorney previously filed

INDEX TO EXHIBITS


Exhibit No.: Description of Exhibit


1. Amended and Restated Declaration of Trust, with establishment and designation of series and further amendments.

2.  By-Laws.

4. Specimen certificate of shares of beneficial interest of Republic Funds.

5(a). Master Investment Advisory Contract, with supplements regarding Republic New York Tax Free Bond Fund, Republic New York
Tax Free Money Market Fund and Republic Equity Fund.

5(b).  Republic Equity Fund Subadvisory Agreement between Lord,
Abbett & Co. and Republic National Bank of New York.

5(c).  Amended and Restated Second Master Investment Advisory
Contract, with supplement regarding Republic U.S. Government
Money Market Fund.

6(a).  Master Distribution Contract, with supplements regarding
Republic U.S. Government Money Market Fund, Republic New York Tax
Free Money Market Fund, Republic New York Tax Free Bond Fund and
Republic Equity Fund.

6(b). Second Master Distribution Contract, with supplements regarding Republic International Equity Fund and Republic Fixed
Income Fund.

8(a).  Custodian Agreement.

8(b).  Transfer Agency and Service Agreement.

9(a).  Form of Service Agreement.

9(b). Master Administrative Services Contract, with supplements regarding Republic New York Tax Free Money Market Fund, Republic
Republic U.S. Government Money Market Fund, Republic New York Tax
Free Bond Fund, and Republic Equity Fund.

9(c). Second Master Administrative Services Contract, with supplements regarding Republic Fixed Income Fund and Republic
International Equity Fund.

9(d).  Administrative Services Plan.

11.  Consent of Independent Auditors.

15(a). Amended and Restated Master Distribution Plan, with supplements regarding Republic U.S. Government Money Market Fund,
Republic New York Tax Free Money Market Fund, Republic New York
Tax Free Bond Fund and Republic Equity Fund.

16.  Schedule of Performance Computations.

17.  Financial Data Schedules.